UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020 – October 31, 2020

Item 1. Reports to Stockholders.

DISCIPLINED GROWTH INVESTORS

2020

DGIFUND

SEMI-ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 275 - DENVER, CO 80201

OCTOBER 31, 2020 / DGINV.COM

SEMI-ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
ADDITIONAL INFORMATION	31
PRIVACY POLICY	32

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.dgifund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.855.DGI. FUND (1-855-344-3863) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.dgifund.com.

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

OCTOBER 31, 2020	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2020 (Unaudited)

Fund Performance and Asset Mix:

For the first half of the Disciplined Growth Investors Fund's (the "DGI Fund" or the "Fund") fiscal year (5/1/20-10/31/20), The DGI Fund returned 15.35%. Stocks in the Fund increased by 19.80% and bonds increased 6.22%. As of 10/31, the Fund’s asset mix was 72.9% stocks and 27.1% bonds and cash.

In these six months, The DGI Fund outperformed the S&P 500 index, which increased 13.29%. The DGI Fund held 39 stocks that increased in value and 14 stocks that declined in value. The ten largest equity holdings in The DGI Fund combined to add 5.8% to the Fund’s total performance. Performance in this time was broad-based, with a wide variety of holdings contributing, and not only the stocks we’ve allocated the most towards.

The Fund’s bond portfolio outperformed the Barclays Government & Corporate Credit index, which gained 1.63%.

The initial weeks and months of the COVID-19 pandemic caught every company off guard. It has been the dominant story of 2020, of course. The market sell-off in March was just one manifestation of the dark days following the global spread of the virus and the impacts it had to businesses, clients, and employees.

In the months since, we have been extremely encouraged at the response and progress of the companies in The DGI Fund. As we talk with management teams and monitor what these companies are doing, their instinctive commitment to clients and employees has resulted in what we see as excellent decision making. That is not to say things have been easy for them. What’s impressed us is their decision framework and fundamental progress despite the unprecedented circumstances. To us, it seems clear this has shown up in the performance of several stocks. Eleven stocks in the Fund returned over 30% in the last six months. Other companies are in industries that put them closer to the economic epicenter of the pandemic. While their stock prices may not have recovered or have done so more gradually, we still feel they’re making good business decisions and have positioned themselves well.

We have repositioned the portfolio, allocating away from companies with lower expected returns and toward those with higher expected returns. This is always our process, and occasionally extreme circumstances allow us to make these allocation changes more rapidly. Our process is not only the same, but we believe it is thriving in this environment and that the portfolio is positioned well for the future.

You can find additional performance information and a full list of the Fund’s holdings in this Semi Annual report and at www.dgifund.com.

Portfolio Activity:

Since we last wrote to you last (4/30/20), we added three new stocks to The DGI Fund and sold the remaining position in three others.

New Stocks:

Cullen Frost Bankers, Inc. (CFR) is a Texas-based bank which is characterized by a conservative lending culture, long-tenured employees, and a commitment to technology-enabled, high-touch customer service. It is frequently counted as one of the most admired banks in the country as judged by their customers. And because it operates in one of the most dynamic state economies in the country, we believe the potential for organic growth is strong. We have monitored CFR for many years, but could not add it to the portfolio since the stock was too expensive for us -- it did not meet our expected return hurdle rate. However, we were recently given the chance to make

Semi-Annual Report | October 31, 2020	1

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2020 (Unaudited)

an initial investment as a result of a broad downturn in traditional banking stocks which also included CFR.

SnapOn, Inc. (SNA) manufactures and markets tools, equipment, and systems solutions for professional users performing critical tasks in many different industries. Its products and services include hand and power tools, tool storage, diagnostics software, information and management systems, and shop equipment. The company, through its franchise network, develops close relationships with customers so that they can understand their customers’ work and develop the best tools for the job. As a result, users of their products are more productive and end up becoming extremely passionate fans of the Snap-On brand. In our view, Snap-On is in the initial stages of growing beyond their strong position within the automotive industry and into other industries where reliable tools are critical such as aerospace, military, mining, and power generation; both in the U.S. and abroad. As a result, we took an initial position in the stock.

Strategic Education, Inc. (STRA) is a leading online provider of post-secondary education offering doctoral, master's and bachelor's programs in a variety of disciplines to approximately 100,000 enrolled students. The company designs its curriculum specifically to capitalize on the strengths of an online delivery model. We have been long-time investors in Capella University in a portfolio that invests in smaller companies than The DGI Fund. Capella merged with Strayer University to form Strategic Education in August 2018. After evaluating the merits of the merger and the resulting business model, we decided the new, combined company would be a good fit for The DGI Fund, and took an initial position in the stock.

Complete Sales:

We sold the remaining position in Urban Outfitters and TripAdvisor.

Urban Outfitters (URBN) is a leading specialty retailer of fashion apparel, accessories, and home goods to highly defined customer niches across four successful brands: Urban Outfitters, Anthropologie, Free People and Nuuly. We modestly added to our position in URBN earlier this year as a result of our initial analysis that it offered an attractive expected return and possessed a strong balance sheet for a clothing retailer. However, subsequent conversations with management did not provide the investment team with confidence of a clear long-term strategy. As a result, we completely sold our position and allocated capital to what we think are better opportunities within the Fund.

TripAdvisor, Inc. (TRIP) is an online travel company which owns and operates a portfolio of online travel brands. When we took an initial position in TripAdvisor five years ago, the company was in the early stages of transitioning its business model which we believed would enable it to leverage its hundreds of millions of proprietary user-generated reviews and eventually set the company up for reaccelerating revenue growth. Unfortunately, as sometimes happens with our investments, that investment thesis did not materialize as we would have liked. We completely sold the stock due to increased competition from Google and other online travel agencies and the resulting erosion of TRIP's market share.

Acquisitions:

Varian Medical Systems, Inc. (VAR) was acquired by Siemens Healthineers.

Sincerely,

Frederick K. Martin, CFA -- Portfolio Manager

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

October 31, 2020 (Unaudited)

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Semi-Annual Report | October 31, 2020	3

The Disciplined Growth Investors Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance (for the period ended October 31, 2020)

	6 month	1 Year	3 Year	5 Year	Since Inception*
The Disciplined Growth Investors Fund	15.35%	8.79%	9.54%	10.02%	11.39%
S&P 500® Total Return Index(1)	13.29%	9.71%	10.42%	11.71%	14.04%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2020)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation
(as a % of Net Assets)*

Technology	34.26%
Consumer Discretionary	12.23%
Industrials	11.14%
Health Care	7.82%
Energy	3.43%
Communications	2.72%
Financials	0.79%
Consumer Cyclical	0.57%
Corporate Bonds	21.02%
Foreign Corporate Bonds	0.91%
Foreign Government Bonds	0.30%
Government & Agency Obligations	3.08%
Other Assets in Excess of Liabilities	1.73%

Top Ten Holdings
(as a % of Net Assets)*

Align Technology, Inc.	4.14%
Autodesk, Inc.	3.15%
Garmin, Ltd.	3.02%
Dolby Laboratories, Inc.	2.79%
Stamps.com, Inc.	2.72%
Cognex Corp.	2.67%
Gentex Corp.	2.62%
TJX Cos., Inc.	2.53%
Akamai Technologies, Inc.	2.44%
Intuit, Inc.	2.44%
Top Ten Holdings	28.52%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2020 through October 31, 2020.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expense Ratio(a)	Expenses Paid During period 5/1/2020 - 10/31/2020(b)
Actual	$1,000.00	$1,153.50	0.78%	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (72.96%)
COMMUNICATIONS (2.72%)
Media (2.72%)
Stamps.com, Inc. (a)	30,694	$6,852,128

TOTAL COMMUNICATIONS		6,852,128

CONSUMER DISCRETIONARY (12.23%)
Consumer Discretionary Products (4.26%)
Gentex Corp.	238,479	6,598,714
Gentherm, Inc. (a)	35,826	1,658,385
Under Armour, Inc. , Class A(a)	177,046	2,450,317
		10,707,416

Consumer Discretionary Services (1.70%)
Royal Caribbean Cruises, Ltd.	58,077	3,276,704
Strategic Education, Inc.	12,029	999,129
		4,275,833

Retail & Whsle - Discretionary (6.27%)
Nordstrom, Inc.	71,346	863,286
Sleep Number Corp. (a)	72,325	4,582,512
Stitch Fix, Inc. , Class A(a)	115,702	3,983,620
TJX Cos., Inc.	125,042	6,352,134
		15,781,552

TOTAL CONSUMER DISCRETIONARY		30,764,801

CONSUMER, CYCLICAL (0.57%)
Retail (0.57%)
MSC Industrial Direct Co., Inc. , Class A	20,443	1,424,059

TOTAL CONSUMER, CYCLICAL		1,424,059

ENERGY (3.43%)
Oil & Gas (3.43%)
Cabot Oil & Gas Corp.	322,602	5,739,090
Core Laboratories NV	28,475	411,464
Southwestern Energy Co. (a)	924,720	2,469,002
		8,619,556

TOTAL ENERGY		8,619,556

Semi-Annual Report | October 31, 2020	7

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
FINANCIALS (0.79%)
Banking (0.41%)
Cullen/Frost Bankers, Inc.	7,215	$506,998
TCF Financial Corp.	19,378	527,275
		1,034,273

Specialty Finance (0.38%)
Deluxe Corp.	44,206	947,777

TOTAL FINANCIALS		1,982,050

HEALTH CARE (7.82%)
Health Care (7.82%)
Align Technology, Inc. (a)	24,449	10,417,230
Edwards Lifesciences Corp. (a)	41,121	2,947,965
Intuitive Surgical, Inc. (a)	7,537	5,027,782
Myriad Genetics, Inc. (a)	102,968	1,279,892
		19,672,869

TOTAL HEALTH CARE		19,672,869

INDUSTRIALS (11.14%)
Industrial Products (8.75%)
Alarm.com Holdings, Inc. (a)	64,433	3,758,377
Cognex Corp.	101,947	6,718,307
Graco, Inc.	43,386	2,685,594
Middleby Corp. (a)	38,044	3,786,900
Proto Labs, Inc. (a)	26,215	3,095,467
Snap-on, Inc.	12,480	1,965,974
		22,010,619

Industrial Services (2.39%)
JetBlue Airways Corp. (a)	180,992	2,166,474
Landstar System, Inc.	30,964	3,861,211
		6,027,685

TOTAL INDUSTRIALS		28,038,304

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (34.26%)
Software & Tech Services (14.40%)
Akamai Technologies, Inc. (a)	64,543	$6,139,330
Autodesk, Inc. (a)	33,657	7,927,570
FactSet Research Systems, Inc.	9,550	2,927,075
IHS Markit, Ltd.	27,705	2,240,503
Intuit, Inc.	19,496	6,135,001
Manhattan Associates, Inc. (a)	31,915	2,728,733
Open Text Corp.	92,927	3,413,209
Paychex, Inc.	16,838	1,384,926
RealPage, Inc. (a)	59,502	3,313,666
		36,210,013

Tech Hardware & Semiconductors (19.86%)
Arista Networks, Inc. (a)	3,982	831,840
Dolby Laboratories, Inc. , Class A	93,629	7,029,665
Garmin, Ltd.	72,972	7,590,547
IPG Photonics Corp. (a)	12,927	2,403,905
Microchip Technology, Inc.	31,555	3,315,799
Plantronics, Inc.	114,633	2,237,636
Plexus Corp. (a)	82,161	5,713,476
Power Integrations, Inc.	99,650	5,999,927
Pure Storage, Inc. , Class A(a)	228,017	3,671,074
Super Micro Computer, Inc. (a)	176,951	4,020,327
Ubiquiti, Inc.	18,031	3,346,734
ViaSat, Inc. (a)	112,319	3,807,614
		49,968,544

TOTAL TECHNOLOGY		86,178,557

TOTAL COMMON STOCKS
(Cost $127,433,886)		$183,532,324

	Principal Amount	Value (Note 2)
CORPORATE BONDS (21.02%)
COMMUNICATIONS (1.23%)
Cable & Satellite (0.30%)
Comcast Corp.
4.150% 10/15/2028	$640,000	$761,878

Entertainment Content (0.32%)
ViacomCBS, Inc.
3.700% 06/01/2028	720,000	799,751

Semi-Annual Report | October 31, 2020	9

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
COMMUNICATIONS (continued)
Wireless Telecommunications Services (0.61%)
AT&T, Inc.
4.350% 03/01/2029	$677,000	$787,345
4.450% 04/01/2024	4,000	4,466
Verizon Communications, Inc.
4.329% 09/21/2028	618,000	741,562
		1,533,373

TOTAL COMMUNICATIONS		3,095,002

CONSUMER DISCRETIONARY (2.36%)
Airlines (0.30%)
Southwest Airlines Co.
3.000% 11/15/2026	756,000	763,860

Automobiles Manufacturing (0.32%)
General Motors Financial Co., Inc.
5.250% 03/01/2026	695,000	792,583

Consumer Services (0.32%)
Cintas Corp. No 2
3.700% 04/01/2027	710,000	810,692

Restaurants (0.36%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	604,000	891,522

Retail - Consumer Discretionary (1.06%)
Advance Auto Parts, Inc.
1.750% 10/01/2027	750,000	744,953
Amazon.com, Inc.
5.200% 12/03/2025	885,000	1,069,760
Lowe's Cos., Inc.
3.650% 04/05/2029	742,000	853,591
		2,668,304

TOTAL CONSUMER DISCRETIONARY		5,926,961

CONSUMER STAPLES (0.63%)
Food & Beverage (0.31%)
Anheuser-Busch InBev Worldwide, Inc.
4.000% 04/13/2028	670,000	771,509

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
CONSUMER STAPLES (continued)
Mass Merchants (0.32%)
Costco Wholesale Corp.
2.750% 05/18/2024	$760,000	$819,452

TOTAL CONSUMER STAPLES		1,590,961

CONSUMER, NON-CYCLICAL (0.64%)
Pharmaceuticals (0.64%)
AbbVie, Inc.
4.250% 11/14/2028	695,000	820,489
CVS Health Corp.
4.300% 03/25/2028	685,000	794,333
		1,614,822

TOTAL CONSUMER, NON-CYCLICAL		1,614,822

ENERGY (1.82%)
Exploration & Production (0.29%)
Burlington Resources LLC
7.400% 12/01/2031	500,000	731,485

Pipeline (1.53%)
Boardwalk Pipelines LP
5.950% 06/01/2026	670,000	774,871
Enbridge Energy Partners LP
4.200% 09/15/2021	4,000	4,092
5.875% 10/15/2025	643,000	768,014
Enterprise Products Operating LLC
3.125% 07/31/2029	685,000	739,083
MPLX LP
4.125% 03/01/2027	748,000	817,898
ONEOK, Inc.
4.550% 07/15/2028	694,000	739,238
		3,843,196

TOTAL ENERGY		4,574,681

FINANCIALS (4.12%)
Banks (0.95%)
Truist Financial Corp., Series MTN
3.875% 03/19/2029	695,000	801,889
US Bancorp, Series DMTN
3.000% 07/30/2029	689,000	760,754

Semi-Annual Report | October 31, 2020	11

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Banks (continued)
Wells Fargo & Co., Series GMTN
4.300% 07/22/2027	$710,000	$815,122
		2,377,765

Consumer Finance (0.31%)
American Express Co.
3.625% 12/05/2024	708,000	781,867

Diversified Banks (0.97%)
Bank of America Corp., Series L
4.183% 11/25/2027	715,000	818,967
Citigroup, Inc.
4.300% 11/20/2026	720,000	826,877
JPMorgan Chase & Co.
4.125% 12/15/2026	690,000	799,822
		2,445,666

Financial Services (0.62%)
Morgan Stanley, Series GMTN
3.700% 10/23/2024	690,000	767,366
Northern Trust Corp.
3.950% 10/30/2025	693,000	796,368
		1,563,734

Life Insurance (0.32%)
Principal Financial Group, Inc.
3.100% 11/15/2026	726,000	805,341

Property & Casualty Insurance (0.33%)
American International Group, Inc.
4.250% 03/15/2029	700,000	826,270

Real Estate (0.62%)
Simon Property Group LP
2.450% 09/13/2029	750,000	742,357
Welltower, Inc.
4.250% 04/01/2026	712,000	818,310
		1,560,667

TOTAL FINANCIALS		10,361,310

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
HEALTH CARE (0.64%)
Managed Care (0.64%)
Anthem, Inc.
3.650% 12/01/2027	$731,000	$826,219
UnitedHealth Group, Inc.
3.750% 07/15/2025	691,000	785,042
		1,611,261

TOTAL HEALTH CARE		1,611,261

INDUSTRIALS (3.16%)
Aerospace & Defense (0.58%)
Lockheed Martin Corp.
3.100% 01/15/2023	680,000	717,607
Raytheon Technologies Corp.
4.125% 11/16/2028	640,000	750,236
		1,467,843

Engineering & Construction (0.26%)
Fluor Corp.
4.250% 09/15/2028	725,000	649,633

Industrial Other (0.31%)
General Electric Co., Series MTN
5.875% 01/14/2038	653,000	785,576

Railroad (0.68%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	2,104
3.400% 09/01/2024	875,000	959,919
Union Pacific Corp.
3.950% 09/10/2028	637,000	746,844
		1,708,867

Transportation & Logistics (0.67%)
FedEx Corp.
3.300% 03/15/2027	756,000	838,872
United Parcel Service, Inc.
6.200% 01/15/2038	558,000	835,776
		1,674,648

Waste & Environment Services & Equipment (0.66%)
Republic Services, Inc.
3.375% 11/15/2027	735,000	824,901

Semi-Annual Report | October 31, 2020	13

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Waste & Environment Services & Equipment (continued)
Waste Management, Inc.
3.150% 11/15/2027	$745,000	$837,381
		1,662,282

TOTAL INDUSTRIALS		7,948,849

MATERIALS (0.32%)
Chemicals (0.32%)
DuPont de Nemours, Inc.
4.725% 11/15/2028	666,000	797,679

TOTAL MATERIALS		797,679

TECHNOLOGY (0.32%)
Semiconductors (0.32%)
Analog Devices, Inc.
3.900% 12/15/2025	711,000	811,484

TOTAL TECHNOLOGY		811,484

UTILITIES (5.78%)
Utilities (5.78%)
American Electric Power Co., Inc.
3.200% 11/13/2027	731,000	798,157
Black Hills Corp.
3.150% 01/15/2027	700,000	754,428
CenterPoint Energy, Inc.
4.250% 11/01/2028	685,000	808,594
CMS Energy Corp.
3.450% 08/15/2027	700,000	781,776
Dominion Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	755,000	821,790
DTE Energy Co.
3.800% 03/15/2027	680,000	768,883
Duke Energy Corp.
3.400% 06/15/2029	660,000	738,971
Edison International
2.400% 09/15/2022	745,000	756,764
Interstate Power and Light Co.
3.400% 08/15/2025	723,000	792,956
ITC Holdings Corp.
4.050% 07/01/2023	540,000	582,002

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
National Rural Utilities Cooperative Finance Corp.
3.400% 02/07/2028	$680,000	$778,827
NiSource, Inc.
2.950% 09/01/2029	680,000	735,920
PacifiCorp
5.250% 06/15/2035	592,000	811,333
Potomac Electric Power Co.
3.600% 03/15/2024	698,000	758,898
PPL Capital Funding, Inc.
4.125% 04/15/2030	665,000	780,879
PSEG Power LLC
4.300% 11/15/2023	675,000	739,247
Puget Energy, Inc.
3.650% 05/15/2025	725,000	806,700
Sempra Energy
3.750% 11/15/2025	699,000	784,067
WEC Energy Group, Inc.
1.375% 10/15/2027	740,000	738,780
		14,538,972

TOTAL UTILITIES		14,538,972

TOTAL CORPORATE BONDS
(Cost $49,047,683)		$52,871,982

FOREIGN CORPORATE BONDS (0.91%)
ENERGY (0.62%)
Exploration & Production (0.29%)
Canadian Natural Resources, Ltd.
3.850% 06/01/2027	690,000	729,865

Pipeline (0.33%)
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	572,000	830,835

TOTAL ENERGY		1,560,700

Semi-Annual Report | October 31, 2020	15

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
FINANCIALS (0.29%)
Diversified Banks (0.29%)
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	$635,000	$746,454

TOTAL FINANCIALS		746,454

TOTAL FOREIGN CORPORATE BONDS
(Cost $2,232,922)		$2,307,154

FOREIGN GOVERNMENT BONDS (0.30%)
Corp Andina de Fomento
4.375% 06/15/2022	712,000	751,523

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $731,376)		$751,523

GOVERNMENT & AGENCY OBLIGATIONS (3.08%)
U.S. Treasury Notes
1.375% 01/31/2021	3,550,000	3,560,627
2.000% 10/31/2021	545,000	555,039
2.500% 01/31/2021	3,610,000	3,630,732
		7,746,398

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $7,722,638)		$7,746,398

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.40%)
MONEY MARKET FUND (2.40%)
Fidelity Investments Money Market Government Portfolio - Class I	0.010	%(b)	6,047,482	6,047,482

TOTAL SHORT TERM INVESTMENTS
(Cost $6,047,482)				$6,047,482

TOTAL INVESTMENTS (100.67%)
(Cost $193,215,987)				$253,256,863

Liabilities In Excess Of Other Assets (-0.67%)				(1,695,510)

NET ASSETS (100.00%)				$251,561,353

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

(a)	Non-Income Producing Security.
(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	17

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

October 31, 2020 (Unaudited)

ASSETS
Investments, at value	$253,256,863
Cash	19,137
Receivable for investments sold	1,624,548
Receivable for shares sold	15,700
Dividends and interest receivable	599,626
Total assets	255,515,874

LIABILITIES
Payable for investments purchased	3,730,019
Payable for shares redeemed	54,100
Payable to adviser	170,402
Total liabilities	3,954,521
NET ASSETS	$251,561,353

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$165,490,496
Distributable Earnings	86,070,857
NET ASSETS	$251,561,353

INVESTMENTS, AT COST	$193,215,987

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$22.35
Shares of beneficial interest outstanding	11,257,872

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2020 (Unaudited)
INVESTMENT INCOME
Dividends	$533,180
Foreign taxes withheld	(6,042)
Interest	921,380
Total investment income	1,448,518

EXPENSES
Investment advisory fees (Note 6)	963,030
Total expenses	963,030
NET INVESTMENT INCOME	485,488

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	11,682,999
Net change in unrealized appreciation on investments	21,610,788
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	33,293,787
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,779,275

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	19

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$485,488	$2,036,023
Net realized gain	11,682,999	18,009,670
Net change in unrealized appreciation/(depreciation)	21,610,788	(31,274,719)
Net increase/(decrease) in net assets resulting from operations	33,779,275	(11,229,026)

DISTRIBUTIONS (Note 3)
Total distributions to shareholders	(539,543)	(8,714,331)
Net decrease in net assets from distributions	(539,543)	(8,714,331)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	7,929,163	16,029,109
Issued to shareholders in reinvestment of distributions	524,734	8,634,679
Cost of shares redeemed	(16,723,276)	(18,300,955)
Net increase/(decrease) from capital share transactions	(8,269,379)	6,362,833

Net increase/(decrease) in net assets	24,970,353	(13,580,524)

NET ASSETS
Beginning of period	226,591,000	240,171,524
End of period	$251,561,353	$226,591,000

OTHER INFORMATION
Share Transactions
Issued	363,555	786,466
Issued to shareholders in reinvestment of distributions	24,920	411,132
Redeemed	(799,191)	(882,364)
Net increase/(decrease) in share transactions	(410,716)	315,234

See Notes to Financial Statements.

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Page Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.
(d)	Annualized.

See Notes to Financial Statements.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the years presented

For the Six Months Ended October 31, 2020 (Unaudited)		For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
$19.42		$21.15	$19.12	$18.20		$15.96	$16.75

0.04		0.18	0.16	0.12		0.09	0.09
2.94		(1.14)	2.55	1.64		2.29	(0.44)
2.98		(0.96)	2.71	1.76		2.38	(0.35)

(0.05)		(0.17)	(0.12)	(0.12)		(0.09)	(0.10)
–		(0.60)	(0.56)	(0.72)		(0.05)	(0.34)
(0.05)		(0.77)	(0.68)	(0.84)		(0.14)	(0.44)

2.93		(1.73)	2.03	0.92		2.24	(0.79)
$22.35		$19.42	$21.15	$19.12		$18.20	$15.96

15.35	%(b)	(4.79%)	14.74%	9.75	%(c)	14.96%	(2.05%)

$251,561		$226,591	$240,172	$204,068		$159,774	$119,857

0.78	%(d)	0.78%	0.78%	0.78%		0.78%	0.78%
0.39	%(d)	0.86%	0.80%	0.64%		0.50%	0.59%

13	%(b)	29%	22%	18%		16%	13%

Semi-Annual Report | October 31, 2020	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2020	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

The following is a summary of each input used to value the Fund as of October 31, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$183,532,324	$–	$–	$183,532,324
Corporate Bonds(a)	–	52,871,982	–	52,871,982
Foreign Corporate Bonds(a)	–	2,307,154	–	2,307,154
Foreign Government Bonds	–	751,523	–	751,523
Government & Agency Obligations	–	7,746,398	–	7,746,398
Short Term Investments	6,047,482	–	–	6,047,482
TOTAL	$189,579,806	$63,677,057	$–	$253,256,863

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2020 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3.  TAX BASIS INFORMATION

Reclassifications: As of October 31, 2020, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
The Disciplined Growth Investors Fund	$–	$–

Semi-Annual Report | October 31, 2020	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$75,713,308
Gross depreciation (excess of tax cost over value)	(15,672,432)
Net unrealized appreciation	$60,040,876
Cost of investments for income tax purposes	$193,215,987

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,197,979	$6,516,352

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, and U.S. Government Obligations) during the six months ended October 31, 2020, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$29,122,529	$35,426,250

Investment transactions in U.S. Government Obligations during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$556,560	$–

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $7,551 for the six months ended October 31, 2020.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Semi-Annual Report | October 31, 2020	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

October 31, 2020 (Unaudited)

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

October 31, 2020 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s FormN-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2020	31

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2020	33

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Page Intentionally Left Blank

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

SEMI-ANNUAL REPORT

October 31, 2020

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD SMALL CAP VALUE FUND

Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD BANKING AND FINANCE FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

EMERALD SELECT TRUELIBERTY INCOME FUND

Class A: ESTAX
Institutional Class: ESTCX

Manager Commentary
Emerald Growth Fund	1
Emerald Small Cap Value Fund	6
Emerald Insights Fund	12
Emerald Banking and Finance Fund	16
Emerald Select trueLiberty Income Fund	25
Disclosure of Fund Expenses	29
Schedule of Investments
Emerald Growth Fund	31
Emerald Small Cap Value Fund	33
Emerald Insights Fund	35
Emerald Banking and Finance Fund	37
Emerald Select trueLiberty Income Fund	39
Statements of Assets and Liabilities	41
Statements of Operations	43
Statements of Changes in Net Assets
Emerald Growth Fund	45
Emerald Small Cap Value Fund	47
Emerald Insights Fund	48
Emerald Banking and Finance Fund	50
Emerald Select trueLiberty Income Fund	51
Financial Highlights
Emerald Growth Fund	52
Emerald Small Cap Value Fund	56
Emerald Insights Fund	60
Emerald Banking and Finance Fund	64
Emerald Select trueLiberty Income Fund	68
Notes to Financial Statements	70
Additional Information	80
Privacy Policy	81

Emerald Growth Fund	Manager Commentary

October 31, 2020 (Unaudited)

October 31, 2020

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2020, advanced by 27.49% outpacing the Russell 2000® Growth Index which advanced by 22.72%.

The domestic discovery of the COVID-19 virus and its rapid spread across the U.S. was the catalyst for one of the most vicious market declines and subsequent rebounds in the history of the U.S. stock market. Sentiment from the market low has continued to improve reflecting the strong and broad U.S. monetary and fiscal response, signs of meaningful medical progress in addressing the virus, and strong upward momentum in key economic statistics (jobs, retail sales, home sales, auto sales, ISM manufacturing and non-manufacturing survey results) which has translated into significant upward revisions to both domestic economic growth and corporate earnings. The ratio of positive to negative earnings revisions hit a new high in October for the Russell 2000® Growth Index reflecting a broad based recovery across economic sectors.

From a style perspective, growth stocks maintained their relative dominance, with the Russell 1000® Growth Index and Russell 2000® Growth Index gaining 21.81% and 22.72% respectively for trailing 6-month period, with each outpacing their value counterpart. Year-to-date within the Russell 2000® Index, the Russell 2000® Growth Index 4.67% has outperformed the Russell 2000® Value Index -13.92% by approximately 1859 basis points (or “bps”). This strong streak of relative outperformance on a year-to-date basis through October has pushed the performance dispersion between growth and value to near record levels. Equally notable we believe is the similarly wide dispersion of performance between large capitalization and small capitalization stocks. The delta on a year-to-date basis through October stands at approximately 1544 basis points, with the Russell 1000® Growth Index advancing by 20.11% for the period versus the much more modest 4.67% gain recorded by Russell 2000® Growth Index.

Investment Analysis

On a relative basis, the Emerald Growth Fund outpaced the Russell 2000® Growth Index benchmark for the trailing period driven largely by the positive contribution from stock selection. At the sector level, the portfolio experienced relative outperformance within the consumer discretionary, consumer staples, industrials and financial sectors.

The consumer discretionary sector was the largest contributor to return for the trailing period driven by a combination of stock selection and allocation effect. At the industry level, education services, home construction and specialty retail were the most notable contributors to return. Performance within the consumer staples sector also contributed positively to return driven by relative outperformance within the food products and brewer industries. Holdings within the industrials and financial sectors also contributed to the portfolio’s relative outperformance for the period, driven by stock selection within the building materials, industrial machinery, full line insurance and property casualty insurance industries.

The positive contribution from the aforementioned, was partially offset by the relative underperformance within the utilities, real estate and basic materials sectors, driven by a combination of allocation effect and stock selection. Of the aforementioned, the portfolio’s underweighting to the utilities sector was the largest detractor to return, as Emerald elected to deploy assets to higher growth businesses which fell outside of the utilities sector. Exposure to the real estate sector was also a headwind to performance for the period, driven largely by stock selection as the portfolio holdings within the infrastructure REIT industry underperformed other categories of real estate investment trusts held within the benchmark.

As of October 31, 2020, the portfolio held the largest active exposures in the consumer discretionary, consumer staples, industrial and technology sectors. Thoughts on those sectors and other notable areas of exposure as of October 31, 2020 are highlighted below.

●	Emerald continued to build on the portfolio’s relative overweight within the consumer discretionary sector over the course of the last six months through a combination of new and existing positions within the auto parts, consumer services, home construction, specialty retail, recreational products and services, restaurants, and recreational vehicle industries. While the consumer backdrop in aggregate remains somewhat uncertain in the near-term given the level of unemployment and the recent resurgence in the virus, as the virus abates and consumer behavior normalizes Emerald believes there are meaningful opportunities for share gains for those companies offering differentiated products/services with strong value propositions amidst a consolidating retail, restaurant and leisure backdrop.

●	The portfolio exited the period with an overweight position to the consumer staples sector. As of October 31, 2020, the overweight primarily consists of select niche opportunities in disruptive category leaders with innovative product offerings and above average growth prospects that are aligned with emerging consumer trends in the food and beverage industries. Specific areas include pet food, nutritional snacking, active nutrition and personal care products.

●	The technology sector was also overweight relative to the benchmark at period end. Within the sector, as of October 31, 2020, the software industry remains the portfolio’s largest total and active exposure as we continue to believe that secular themes such as digital transformation, cybersecurity, the shift to cloud-based architecture and the more recent shift to a work-from-home/remote environment should continue to garner an ever increasing share of enterprise technology spend. Outside of software, we also continue to be optimistic

Semi-Annual Report | October 31, 2020	1

Emerald Growth Fund	Manager Commentary

October 31, 2020 (Unaudited)

regarding select opportunities within the semiconductor industry. Particularly in those companies poised to benefit from network infrastructure spending/upgrades, the rebound in industrial and automotive production, and the growing penetration of 5G and industrial IoT (internet of things). In addition, the portfolio holds positions in other niche growth opportunities within the consumer digital services, production technology equipment, and computer services industries.

●	The portfolio also held an overweight to the industrials sector at the end of October. The overweight was comprised of a diverse subset of holdings within the building materials, industrial machinery, professional business services, engineering and contracting, trucking, delivery services and defense industries that are poised to benefit from the resurgence in the housing market, the broad inventory replenishment cycle, the shift toward natural gas and hydrogen, and other niche company specific opportunities.

●	As of October 31, 2020 the healthcare sector, while underweight relative to the benchmark, also remains an area of meaningful exposure within the portfolio. At the industry level, the biotechnology industry remains the largest aggregate exposure as of October 31, 2020. We continue to look for innovative therapeutics that can command premium pricing, with an emphasis on drugs that patients can take from their homes or are for diseases so severe that missing doses of medication is higher risk than SARS-CoV-2 infection. Rounding out the portfolio’s healthcare sector exposure are niche opportunities within the healthcare services, medical equipment, medical supplies and pharmaceutical industries.

Market Outlook:

After a choppy end to the reporting period, the 4th quarter of 2020 is off to a strong start as the domestic political landscape and economic recovery continue to crystallize. While the outcome of the Presidential election remains contested, the market is viewing the prospect of a divided government, regardless of candidate as favorable (disciplined spending, limited tax increases). Further, on the economic front, the economy is continuing its torrid pace of recovery as exemplified by the recently announced October jobs report which substantially better than expected across all metrics. Encouragingly, the participation rate rose at the same time the unemployment rate dropped to 6.9%, demonstrating continued progress on the path to economic recovery. Adding further to the market’s advance was the recent release of better than expected efficacy data from the COVID-19 vaccine trials being conducted by both Pfizer and Moderna, which fueled incremental optimism as the market looked toward the prospect of a full and unencumbered reopening of the domestic economy. All of these factors, in conjunction with a rapidly recovering corporate earnings outlook appear to be setting the stage for an improving economic backdrop as we move into 2021.

Within that construct, Emerald continues to believe that small capitalization stocks will be particularly well positioned for mean reverting outperformance. 2021 earnings growth is set to improve meaningfully for the Russell 2000® Index, expanding by 21% year over year versus the 12.7% earnings growth currently expected for the S&P 500, according to an October 7, 2020 report from Furey Research Partners. Valuations are also looking increasingly attractive based on historic precedent with the Russell 2000, now trading at the cheapest level relative to the Russell 1000® Index since 2003, according to an October 5, 2020 report from Steven DeSanctis. Further, according to the same report from Steven DeSanctis referenced above, when valuations have reached this level, small capitalization stocks have demonstrated strong relative outperformance in the forward six month and 12 month periods, with a batting average of 65.9 and 78.0 for the respective periods.

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom up research process to identify the most attractive growth opportunities within the small capitalization universe. At the close of October, the portfolio held the largest relative overweight positions in the consumer discretionary, consumer staples, industrials and technology sectors. The portfolio had the most significant underweight positions within the healthcare and utilities sectors. Please note that as a fundamental bottom-up manager the aforementioned sector weights are a fall-out of the stock selection process.

Top Contributors	Top Detractors
Chegg Inc.	Tabula Rasa Healthcare Inc.
Horizon Therapeutics	Cogent Communications Holdings Inc.
Freshpet Inc.	Mercury Systems Inc.
Mirati Therapeutics Inc.	Karyopharm Therapeutics Inc.
Varonis Systems Inc.	Applied Therapeutics Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2020 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2020	3

Emerald Growth Fund	Manager Commentary

October 31, 2020 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*

Freshpet, Inc.	3.34%
Chegg, Inc.	2.72%
NeoGenomics, Inc.	2.42%
Varonis Systems, Inc.	2.12%
Churchill Downs, Inc.	2.09%
Rapid7, Inc.	2.00%
Mirati Therapeutics, Inc.	1.94%
Horizon Therapeutics PLC	1.90%
Kratos Defense & Security Solutions, Inc.	1.79%
Palomar Holdings, Inc.	1.73%
Top Ten Holdings	22.05%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)

Health Care	26.14%
Technology	19.59%
Consumer Discretionary	19.08%
Producer Durables	10.10%
Financial Services	7.92%
Consumer Staples	6.91%
Materials & Processing	6.63%
Energy	1.51%
Utilities	1.22%
Cash, Cash Equivalents, & Other Net Assets	0.90%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2020)

						Since	Expense Ratio
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	27.49%	19.81%	10.16%	11.64%	14.08%	11.31%	1.02%	1.02%
Class A (MOP)	21.44%	14.13%	8.39%	10.56%	13.53%	11.11%	1.02%	1.02%
Russell 2000® Growth Index(3)	22.72%	13.37%	7.90%	10.36%	11.95%	8.37%
Class C (NAV)	27.04%	19.08%	9.45%	10.92%	13.35%	6.82%	1.67%	1.67%
Class C (CDSC)	26.04%	18.08%	9.45%	10.92%	13.35%	6.82%	1.67%	1.67%
Russell 2000® Growth Index(3)	22.72%	13.37%	7.90%	10.36%	11.95%	8.37%
Investor Class	27.46%	19.79%	10.13%	11.59%	–	11.65%	1.07%	1.07%
Russell 2000® Growth Index(3)	22.72%	13.37%	7.90%	10.36%	11.95%	8.37%
Institutional Class	27.67%	20.17%	10.51%	12.00%	14.43%	14.70%	0.72%	0.72%
Russell 2000® Growth Index(3)	22.72%	13.37%	7.90%	10.36%	11.95%	8.37%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

October 31, 2020 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2020	5

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

October 31, 2020

Dear Shareholder:

Investment Results

The performance of the Emerald Small Cap Value Fund Investor Class, for the six months ended October 31, 2020, reflected a gain of 16.82% (without sales load) outperforming the Russell 2000® Value Index which was up 12.44%.

In the month of October, value outperformed growth as financial stocks moved up significantly in anticipation of higher inflation, a large stimulus bill, and a steepening yield curve. This was a welcomed reversal for small cap value managers from the prevailing trend in the past twelve months. Overall, in the past six months we have seen a “V” shape stock market recovery; however, many industries are still feeling the pain from the ongoing pandemic. The rally in the stock market since the lows in mid-March was enabled by a super-accommodative monetary policy pursued by the Federal Reserve, and massive fiscal stimulus programs passed by the government, early in the pandemic, to support the economy.

Investment Analysis

The Emerald Small Cap Value Fund (without sales load) outperformed its benchmark for the 6-month period ended October 31, 2020. At the sector level, relative outperformance was driven by stock selection within the real estate, financials, and utilities sectors. Relative underperformance was observed within the health care sector.

Banks and thrifts represent over 20% of the Russell 2000® Value Index (the Emerald Small Cap Value Fund's benchmark) holdings by weight, and therefore, an important industry that we follow very closely. As mentioned above, banks tallied a strong performance in the month of October, yet they are still down significantly for the year, with broad underperformance for all size segments.

We started to reduce the Emerald Small Cap Value Fund's exposure to banks within the portfolio due to several lingering concerns about their outlook. The pandemic and subsequent economic decline introduced many challenges and variables to banks’ future performance.

Our approach has been to evaluate community banks during the coronavirus pandemic through a spectrum that views the pandemic as having a four stage process. We believe that the four stage process includes the original lockdown, pre-therapy/vaccine, post-therapy/vaccine, and the rebuilding of the economy. While no one knows with certainty the timing of phases three and four, what we do know is that the community banking sector has transitioned from stage one into stage two, pre-therapy/vaccine in better shape than even the most optimistic investors and management teams could have expected. We believe that the plethora of governments aid and transfer payments have been beneficial to the community banking sector to date. However, we remain cautious as we move forward into stage three, post-therapy/ vaccine. Our abundance of caution exists due to the uncertainty around credit migration and the low interest rate environment.

As banks dust off their game plans used after the great financial crisis of 2007-2008 (the “GFC”), we expect community bank management teams to turn their focus to reducing expenses and we believe the low hanging fruit to be branch reductions. We believe the first stage of the pandemic, the lockdown, has led to an accelerated adoption of digital banking tools by both retail and business customers and we believe this adoption will lead to another wave of branch closures. We believe banks of all sizes are re-evaluating their branch footprints, and some have announced plans to close up to 20% of their networks. Over the last year, U.S. banks and thrifts have closed 2,303 branches and opened 1,110, leaving 85,143 active branches in the U.S. as of the end of August.

Following the GFC game plan we have seen community banks shore-up capital levels with inexpensive funding. According to S&P Global, dozens of banks have taken advantage of the subordinated debt markets in recent months. Total capital issuance peaked in May and the demand has remained steady with over a dozen issuances each month. From May through August, there have been 85 issuances of subordinated debt in the banking sector, totaling $4.48 billion. In the year ago period, there were 19 issuances totaling $923.3 million.

As community bank management teams began to feel more comfortable with future cumulative loan loss rates ahead of the potential third stage, post-therapy/vaccine, but not yet confident enough to acquire another bank’s loan portfolio, bankers have felt the best use of their capital to be share buybacks given the reduced valuations in the bank sector. While the Federal Reserve has prohibited the nation’s largest banks from stock repurchases, many community banks have either not suspended buybacks or have reintroduced them in recent weeks. We believe that with many community bank stocks trading below tangible book values, community bank management teams see buybacks as a prudent use of capital since it is immediately accretive to book value. Eventually, management teams will return to mergers and acquisitions as a priority over share buybacks. We believe that amid the COVID-19 outbreak in the U.S., banks were forced to shift their attention to internal operations, pausing M&A discussions and terminating pending deals. But as banks gain more clarity around the coronavirus' economic impact, discussions are starting to pick back up to the point that bankers and deal advisers believe next year could turn out to be a banner year for M&A. As deferment rates decreased at community banks during the third quarter bank M&A activity began to return. According to S&P Global, U.S. banks and thrifts announced 14 deals in

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

September, the highest monthly tally in 2020 after January. During the first three quarters of this year, the industry saw 81 deal announcements worth an aggregate $7.75 billion, compared to 200 deals worth $47.05 billion over the same period in 2019. The median deal value to tangible common equity ratio for deals announced in 2020 was 134.2%, down from 157.7% in all of 2019. We believe that as management teams get more clarity into credit quality, M&A activity will return to 2019 levels in 2021.

Our expectations for the upcoming earning season are for margins to remain under pressure. Deposits have flooded into the banking system, leaving bank managers with few attractive options to put the cash to work. Since late February, commercial bank deposits have jumped by about $2.3 trillion, or 18%, with a large amount of the inflows landing directly in consumer and business accounts because of direct government payments, including checks to households of $1,200 each and PPP loans. Business accounts also reflect the cash reserves accumulated during the pandemic, first through borrowing against credit lines and then through bond issuance. The buildup in deposits helped banks cut deposit rates pretty substantially in the second quarter and the trend has continued in the third quarter. Banks' cost of interest-bearing deposits dropped to 0.45% in the second quarter, down 40 basis points from the linked quarter and 57 basis points from a year earlier. Even with the substantial declines in deposit costs, earning-asset yields dropped at a quicker pace, leading to margin pressure.

Given the most recent disclosures from community bank management teams that we have met with, credit quality has been a bright spot in the quarter as community banks generally have indicated that loan deferrals are down significantly since the end of the second quarter and we anticipate a positive yet cautious narrative as it relates to credit when the community banks report. However, as we look forward to the third phase of the pandemic, we anticipate we will return to a more traditional credit pipeline, exhibited by measures of early-stage delinquencies, accruing TDRs, risk rating downgrades, criticized and classified loans, nonaccrual loans, and Other Real Estate Owned (OREO).

We believe the decline in lending that began in May appears to have continued throughout the third quarter, with community bank management teams indicating that they have tightened underwriting amid weak loan demand.

As a result of the strong deposit growth and slower loan growth, management teams have been forced to look to their investment portfolio for yield, no matter how small, and are investing in bank sub debt and corporate bonds in an effort to partially unwind the cash stockpiles accumulated during the early months of the pandemic. Banks’ securities portfolios increased rapidly, growing by $197.14 billion, or 4.7% from June 24 to $4.396 trillion at Sept. 23. Average securities during that period jumped $278.45 billion, or 6.9%, from the month prior according to the FDIC.

At the same time, cash at commercial banks fell $49.64 billion, or 1.6% from June 24 to $2.976 trillion at Sept. 23, and average cash balances over that time fell $240.19 billion, or 7.7%, from the month prior.

Given the uncertainty around the economy, government transfer payments, forbearance and credit quality in the second half of 2020 many bank management teams were not giving formal guidance for 3Q and 4Q of 2020 on their 2Q earnings calls. We believe that management teams are now more optimistic and have better clarity into future credit deterioration. As a result, we believe management teams will attempt to reinstate guidance. Given the updated guidance we would expect sell side estimates to reset post bank earnings. However, we will continue to rely on our fundamental research driven investment process at Emerald combined with our proprietary earnings model which we believe will provide us with clarity as we navigate the bank sector for investment opportunities that will allow us to outperform the sector as a whole.

In addition, we continue to invest in high quality companies that generate prodigious amounts of free cash flow, as well as in financial services enterprises that trade significantly below their terminal value. We think these companies should outperform their peers and the market, as the economy continues to recover from the short but deep recession brought by the COVID-19 pandemic.

Market Outlook

A very accommodative Federal Reserve coupled with trillions of dollars in federal aid to households and businesses have allowed the U.S. economy to emerge from the first six months of the coronavirus pandemic in far better shape than anticipated. However, many uncertainties still exist and several important industries are still reeling from the economic and psychological damage caused by the virus and the ongoing mandates of social distancing. We believe it will take several quarters for the U.S. economy to get to pre-COVID-19 levels, and absent additional fiscal stimulus, the recovery could be measured in years.

On the positive side, domestic industrial metrics bounced back from their historical 2Q20 declines as much of the nation continued to reopen in 3Q20. Industrial manufacturing and materials processing can be carried out safely at a social distance, and there was plenty of pent up demand from 2Q20 to be satisfied. Businesses became used to working with enhanced sanitary, disinfection, and personal protection protocols. After having reduced expenses through layoffs and furloughs, production curtailments, and maintenance outages, the industrial economy began to recover during the quarter aided by the Federal Reserve’s measures to support consumers, businesses, and the economy.

Semi-Annual Report | October 31, 2020	7

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

We believe that housing construction will be robust for the foreseeable future, and given extremely tight inventories and constrained supply chains, autos, boats, and RVs sales should remain strong as should many other categories of recreational products. Both Presidential candidates campaigned on bringing manufacturing, including pharmaceuticals, back to the US. All of this could provide a meaningful boost to capital investment over the next few years. There also remains the possibility for an infrastructure spending bill post-election. These are all potential tailwinds for domestic small cap companies.

The industrial economy is recovering earlier than the services economy as social distancing is more safely and easily implemented in a structured manufacturing or assembly environment. Air travel has recovered to only 52% of previous year’s levels. Many restaurants are forced to operate at less than 50% capacity, and theaters are mostly shuttered. Hotels are seeing occupancy levels and rates slowly inching higher but still well below normal levels as both business and leisure travel are mostly on hold. The unemployment rate improved significantly since the peak in 2Q20, and currently stands at 7.9% as of September 30, 2020. However, without the enhanced unemployment benefits that people had been receiving, we could soon see a meaningful impact on consumer spending.

The markets have reached new highs during 3Q20, and we continue to believe investors already priced-in a sharp rebound in revenues and profits. We now expect companies to once again start giving guidance, at least qualitatively if not quantitatively. Executives had enough time to reconfigure their operations and evaluate their end-markets demand and supply chains deficiencies. We believe investors will gravitate towards companies that have not participated in the recent rally off the bottom, but were able to adjust their business model to meet potential increase in demand while holding on to or improving their margins. As value investors, we see many such investment opportunities at this point in time, and will continue to focus on high-quality companies identified and evaluated by our fundamental research and active portfolio management.

Top Contributors	Top Detractors
Cerence Inc	Varex Imaging Corporation
Turtle Beach Corporation	Luther Burbank Corporation
BRP Group Inc Class A	Trean Insurance Group, Inc.
Aarons Holdings Company, Inc.	Photronics, Inc.
Atlas Air Worldwide Holdings, Inc.	Social Capital Hedosophia Holdings Corp. II Class A

Sincerely,

Ori Elan	Steven E. Russell, Esq.
Vice President	Vice President
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The term Russell 2000® Value Index refers to a composite of small cap companies located in the United States that also exhibit a value probability. The Russell 2000® Value is published does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

The ISM Report On Business®, popularly known as the ISM Report, is the collective name for two monthly reports, the Manufacturing ISM Report On Business® and the Non-Manufacturing ISM Report On Business®, published by Institute for Supply Management.

Tangible book value (TBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company's balance sheet. The tangible book value number is equal to the company's total book value less the value of any intangible assets.

Net interest margin is a metric that examines how successful a firm's investment decisions are compared to its debt situations.

The ISM Manufacturing Index is a widely-watched indicator of recent U.S. economic activity. The index is often referred to as the Purchasing Manager's Index (PMI).

Semi-Annual Report | October 31, 2020	9

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*

Cubic Corp.	2.80%
MasTec, Inc.	2.69%
Cannae Holdings, Inc.	2.64%
Aaron's Holdings Co., Inc.	2.59%
Smith & Wesson Brands, Inc.	2.58%
Gray Television, Inc.	2.52%
Everi Holdings, Inc.	2.48%
Atlas Air Worldwide Holdings, Inc.	2.38%
Vonage Holdings Corp.	2.32%
Photronics, Inc.	2.24%
Top Ten Holdings	25.24%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)

Financial Services	33.00%
Consumer Discretionary	24.32%
Technology	13.24%
Producer Durables	11.80%
Health Care	6.50%
Materials & Processing	5.08%
Utilites	2.32%
Consumer Staples	1.62%
Cash, Cash Equivalents, & Other Net Assets	2.12%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2020)(1)

					Since	Expense Ratio
	6 Month	1 Year	3 Years	5 Years	Inception(2)	Gross(3)	Net(3)
Class A (NAV)	16.95%	-17.58%	-7.10%	1.42%	5.56%	5.35%	1.35%
Class A (MOP)	11.43%	-21.48%	-8.60%	0.43%	4.92%	5.35%	1.35%
Russell 2000® Value Index(4)	12.44%	-13.92%	-4.05%	3.71%	6.52%
Class C (NAV)	16.47%	-18.19%	-7.73%	0.74%	4.86%	6.20%	2.00%
Class C (CDSC)	15.47%	-19.01%	-7.73%	0.74%	4.86%	6.20%	2.00%
Russell 2000® Value Index(4)	12.44%	-13.92%	-4.05%	3.71%	6.52%
Investor Class	16.82%	-17.49%	-6.97%	1.55%	5.71%	5.39%	1.25%
Russell 2000® Value Index(4)	12.44%	-13.92%	-4.05%	3.71%	6.52%
Institutional Class	17.07%	-17.41%	-6.79%	1.75%	5.91%	5.12%	1.00%
Russell 2000® Value Index(4)	12.44%	-13.92%	-4.05%	3.71%	6.52%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund's Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for Class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Institutional Class: 10/15/2012, Investor Class:10/15/2012

(3)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(4)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

10	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

October 31, 2020 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2020	11

Emerald Insights Fund	Manager Commentary

October 31, 2020 (Unaudited)

October 31, 2020

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund (the Fund) Class A Shares (without the sales load) for the six months ended October 31, 2020 reflected a return of 29.35%, surpassing the Russell 3000® Growth Index benchmark return of 21.85% by 841 basis points. Performance was driven by strength in Healthcare, Energy, Materials, and Consumer offset by weakness in Producer Durables and Technology.

Investment Analysis

The majority of the reporting period was dominated by the performance of stocks leveraged to the “work-from-home” trend, as well as stocks bolstered by reports of improving economic activity, continued positive virus trends, and repeated dovish statements from Fed officials. Economic indicators weakened somewhat in the latter half of the reporting period, but overall employment, manufacturing and non-manufacturing date continued to be generally better than anticipated.

The Fund benefitted from our “Flexible Barbell” approach to portfolio construction, wherein we maintained modestly underweight positions in the FAANGM names (less Netflix) and at the same time had significant exposure to some of our favorite small- and mid-cap names, composed of a mixture of cyclical and secular growers, companies benefitting from COVID-19 related dynamics and firms benefitting from reopening activity.

As in prior periods, the Fund was materially growthier than the benchmark, with an estimated 3-5 year Earning per Shares (EPS) growth rate of 20.08% vs 17.45% for the index. Portfolios continue to trade at or below the benchmark on every valuation metric that we track including Price/Earnings, Price/Sales, and Price/Book, with less debt and literally twice the historical earnings growth.

Market Outlook

No one would have guessed that seven months after equity markets suffered one of their sharpest declines ever, indices would be fully recovered, with strategists predicting substantial gains ahead. Nor would they have guessed that a highly contentious election, with the prospects of massive increases in Federal spending and taxes, would barely put a crimp in the equity market advance.

The Fund has outperformed for the trailing six month period based on our approach to portfolio construction mentioned above, however the current state of the economic recovery is uncertain. Risks surrounding a contentious Presidential transition, Chinese trade, a resurgent virus and regional lockdowns, and the timing of a vaccine create volatility and uncertainty throughout equity markets and society in general. This uncertainty can rapidly alter assumptions regarding economic growth, interest rates, inflation, credit conditions and valuations. Our primary method for portfolio construction, since 1992, remains fundamental, bottom-up research, which we steadfastly believe identifies those companies with the best prospects for strong revenue and earnings growth, regardless of changing market conditions.

A pre-condition for active management outperformance is wide dispersions of earnings estimates and results. We think that this condition is a good proxy highlighting under-researched, under-followed companies. As of October 31, 2020, the Fund continues to have substantially more expected earnings growth than its index, yet trades at a discount on almost every measure – a situation that we think bodes well for future returns assuming a rational market and reasonable execution. After half a decade of fighting a very difficult battle against the Fund’s benchmark due to high correlations and very low dispersion, we believe we are finally entering a stock-picker’s market.

Top Contributors	Top Detractors
Apple Inc.	Tabula Rasa Healthcare, Inc.
Horizon Therapeutics Public Limited Company	Karyopharm Therapeutics, Inc.
New Fortress Energy Inc. Class A	Proofpoint, Inc.
Chegg, Inc.	L3Harris Technologies Inc
NVIDIA Corporation	Winnebago Industries, Inc.
Chart Industries, Inc.	Varex Imaging Corporation
Amazon.com, Inc.	Mercury Systems, Inc.
iShares Expanded Tech-Software Sector ETF	Integer Holdings Corporation
Immunomedics, Inc.	Western Alliance Bancorp
Varonis Systems, Inc.	Applied Therapeutics, Inc.

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2020 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Semi-Annual Report | October 31, 2020	13

Emerald Insights Fund	Manager Commentary

October 31, 2020 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Apple, Inc.	8.21%
Microsoft Corp.	7.93%
Amazon.com, Inc.	7.24%
Alphabet, Inc.	3.44%
NVIDIA Corp.	3.39%
Facebook, Inc.	2.93%
Horizon Therapeutics PLC	2.90%
Chart Industries, Inc.	2.41%
PayPal Holdings, Inc.	2.32%
Chegg, Inc.	2.23%
Top Ten Holdings	43.00%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	38.91%
Consumer Discretionary	24.59%
Health Care	16.71%
Financial Services	6.77%
Producer Durables	5.75%
Energy	2.98%
Consumer Staples	1.96%
Materials & Processing	1.90%
Cash, Cash Equivalents, & Other Net Assets	0.43%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2020)

					Since	Expense Ratio
	6 Month	1 Year	3 Year	5 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	29.35%	36.01%	17.22%	13.71%	11.65%	2.25%	1.35%
Class A (MOP)	23.25%	29.50%	15.32%	12.62%	10.78%	2.25%	1.35%
Russell MidCap® Growth Index(3)	23.33%	21.14%	15.21%	14.15%	12.96%
Russell 3000® Growth Index(4)	21.85%	28.20%	18.01%	16.84%	15.88%
Class C (NAV)	28.95%	35.20%	16.48%	12.98%	10.90%	2.90%	2.00%
Class C (CDSC)	27.95%	34.20%	16.48%	12.98%	10.90%	2.90%	2.00%
Russell MidCap® Growth Index(3)	23.33%	21.14%	15.21%	14.15%	12.96%
Russell 3000® Growth Index(4)	21.85%	28.20%	18.01%	16.84%	15.88%
Investor Class	29.33%	35.91%	17.19%	13.67%	11.58%	2.30%	1.40%
Russell MidCap® Growth Index(3)	23.33%	21.14%	15.21%	14.15%	12.96%
Russell 3000® Growth Index(4)	21.85%	28.20%	18.01%	16.84%	15.88%
Institutional Class	29.51%	36.51%	17.57%	14.07%	11.96%	1.95%	1.05%
Russell MidCap® Growth Index(3)	23.33%	21.14%	15.21%	14.15%	12.96%
Russell 3000® Growth Index(4)	21.85%	28.20%	18.01%	16.84%	15.88%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(4)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

14	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

October 31, 2020 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2020	15

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2020 (Unaudited)

October 31, 2020

Dear Shareholder:

Investment Results

The performance of the Emerald Banking & Finance Fund Class A Shares (without the sales load) for the six months ended October 31, 2020 reflected a return of 21.84%, surpassing the Russell 2000®Index benchmark return of 18.13% and the Russell 2000® Financial Services Index benchmark return of 11.53%.

Investment Analysis

Over the past six months, economic turmoil associated with the COVID-19 pandemic has had wide-ranging and severe impacts upon financial markets, including stock, bond, and commodity markets. Additionally, we believe the COVID-19 pandemic and its related confinement measures caused an unprecedented contraction in economic activity and a collapse in demand for oil and oil products. The result is one of the biggest price shocks the energy market experienced since the first oil shock of 1973. Oil prices dipped below $20 (Brent crude) a barrel, losing nearly 70% in value, with storage capacity approaching its limits. On 20 April 2020, the futures price of West Texas Intermediate crude to be delivered in May became negative, an unprecedented event. This was a result of uninterrupted supply and a much reduced demand, as oil storage facilities reached their maximum capacity.

During the 2020 stock market crash that began the week of March 9th, bond prices unexpectedly moved in the same direction as stock prices. Along with the unexpected movement of bonds in concert with stocks, bond desks reported that it had become difficult to trade many different types of bonds, including municipal bonds, corporate bonds, and even U.S. Treasury bonds. As banks were unable to sell the bonds they were holding, they also stopped buying bonds. Market depth in Treasuries, a measure of liquidity, fell to its lowest level since the 2008 crisis, according to The New York Times on March 14th. Over the week of March 9th, investors pulled a weekly record of $15.9 billion from investment-grade bond funds, as well as $11.2 billion from high-yield bond funds, the second-highest on record, according to MarketWatch. Also, prices for bond exchange-traded funds began dropping below their net asset values.

On March 12th, the U.S. Fed took stepped in to provide unprecedented support, to address the highly unusual disruptions in Treasury financing markets associated with the coronavirus outbreak. The Federal Reserve Bank of New York (Fed) announced that it would offer $1.5 trillion in repurchase agreements in U.S. Treasury securities to smooth the functioning of the short-term market that banks use to lend to each other. The New York Fed further announced that it would buy $60 billion of Treasury bonds over the next month to keep the bond market functioning. The seizing up of markets was a critical step in the subprime mortgage crisis that led to the financial crisis of 2007–08 and the Fed appeared to want to act quickly. On March 15th, the Fed announced it would buy at least $500 billion in Treasuries and at least $200 billion in government-backed mortgage securities over the next few months.

Additionally, On March 17th, the Fed announced that they would utilize the Commercial Paper Funding Facility (CPFF). The CPFF was first used in the 2007-08 financial crisis to buy about $350 billion of commercial paper (CP), thereby increasing the amount of cash in the CP market, used by business to pay bills and other short-term demands. CP most directly affects the mortgage and auto loan markets, as well as credit to small and medium-sized businesses. The U.S. Treasury Department authorized $10 billion to backstop any losses incurred by the Fed using the Treasury's Exchange Stabilization Fund.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was signed into law. Under the CARES Act, a forbearance program for federally backed mortgage loans was created to protect borrowers from negative credit reporting due to loan accommodations related to the COVID 19. The forbearance program provided financial institutions the option to temporarily suspend certain requirements under U.S. generally accepted accounting principles (GAAP) related to troubled debt restructurings (TDR) through the end of 2020 to account for the effects of COVID.

The New York Times reported on April 19th that U.S. corporations had drawn more than $200 billion from existing credit lines during the COVID-19 crisis as they prepared for the worst. Banks saw credit line usage that was far greater than had been extended in the 2008 crisis.

Following passage of the CARES act, the Fed announced that it would buy up to $2.3 trillion in debt from the U.S. market, including from companies that were downgraded from investment-grade to junk during the chaos of March.

We believe the more important aspect of the CARES Act was the Paycheck Protection Program (PPP). The Paycheck Protection Program is a $669 billion program to help certain businesses, self-employed workers, sole proprietors, certain nonprofit organizations, and tribal businesses to continue paying their workers. PPP allowed entities to apply for low-interest private loans to pay for their payroll and certain other costs. The amount of a PPP loan was approximately equal to 2.5 times the applicant's average monthly payroll costs. The loan proceeds could be used to

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October 31, 2020 (Unaudited)

cover payroll costs, rent, interest, and utilities. The loan could be partially or fully forgiven if the business kept its employee counts and employee wages stable.

The CARES Act also provided Economic Impact Payments to American households of up to $1,200 per adult for individuals whose income was less than $99,000 (or $198,000 for joint filers) and $500 per child under 17 years old – or up to $3,400 for a family of four.

Additionally, the CARES Act added $600 per week to regular unemployment benefits, providing recipients with levels of income closer to regular paychecks than under the normal system. An additional 13 weeks of benefits were also added to the traditional 26 weeks of unemployment, as a result, those in need of benefits received up to 39 weeks of coverage.

On May 12th, the Fed began buying corporate bond ETFs for the first time in its history. We believe the guarantee of a Fed backstop appears to have ensured market liquidity.

A Federal eviction moratorium was issued by the Centers for Disease Control (CDC) that remains in effect from September 4, 2020 to December 31, 2020. The temporary moratorium on evictions extends vital protections to tens of millions of renters at risk of eviction for nonpayment of rent during the global pandemic.

On top of all of the challenges noted above, the country endured a hard-fought Presidential election that highlighted the growing divide amongst citizens in our great country.

So what damage to the economy is apparent as a result of COVID? While voluntary social distancing and lockdowns that took effect in March 2020 worked initially to isolate and drive down infections, those actions precipitated a severe economic downturn. The demand shock resulting from quarantine, unemployment, and business closures dealt a blow to consumer services. Lockdown measures and social distancing reduced the economy’s capacity to produce goods and services.

The National Bureau of Economic Research (NBER) determined that a peak in monthly economic activity occurred in the U.S. economy in February 2020, marking the end of the longest recorded U.S. expansion, which began in June 2009. From the most recent peak in the fourth quarter of 2019, the United States experienced two consecutive quarters of declines in Gross Domestic Product (GDP); it even recorded its steepest quarterly drop in economic output on record, a decrease of 9.1 percent in the second quarter of 2020. To put this contraction into historical context, quarterly GDP had never experienced a drop greater than 3 percent (at a quarterly, nonannualized rate) since record keeping began in 1947. COVID-19–related job losses wiped out 113 straight months of job growth, with total nonfarm employment falling by 20.5 million jobs in April.

The COVID-19 crisis also led to dramatic swings in household spending. Retail sales, which primarily tracks sales of consumer goods, declined 8.7 percent from February to March 2020, the largest month-to-month decrease since the Census Bureau started tracking the data (U.S. Census Bureau 2020). Although some areas (e.g., grocery stores, pharmacies, and non-store retailers) saw increases in demand as lockdown measures began, others (e.g., clothing stores, furniture and appliances stores, food services and drinking places, sporting and hobby stores, and gasoline stations) saw declines. In early May, as some states lifted social distancing restrictions, sales began to recover in most goods sectors (U.S. Census Bureau 2020). Overall, U.S. retail sales increased 17.7 percent from April to May, the largest monthly jump on record, recouping 63 percent of March and April’s losses (U.S. Census Bureau 2020). Growth in retail sales continued through the summer: by August, retail sales were 2.6 percent above their August 2019 level (U.S. Census Bureau 2020a).

In addition to consumer spending, we believe the COVID-19 crisis has damaged the nation’s industrial production (i.e., output in the manufacturing, mining, and utility sectors). U.S. industrial production dropped sharply in March and has since only partially rebounded. We believe this decline poses a host of challenges for the U.S. manufacturing sector, which employs nearly 13 million workers (Federal Reserve Bank of St. Louis [FRED] 2020), especially those that depend on workers whose jobs cannot be carried out remotely.

The effects of the crisis vary by industry subsector, with the construction machinery subsector having experienced less-severe effects than it faced during the 2007–09 financial crisis due to expected government infrastructure stimuli and an increase in e-commerce, while companies in the machine tools, plastics machinery, and steel production equipment sectors have been more negatively affected. In addition, the partial rebound in industrial production was boosted by a 107 percent increase in auto production in June 2020 (Board of Governors of the Federal Reserve System 2020).

We believe the COVID-19 related lockdown has also had an effect on the commercial real estate markets in certain geographies and the pandemic effect continues into the third quarter as the lack of demand for commercial real estate in the third quarter resulted in rising vacancy rates and slowing or falling rents and property prices. The impact was uneven across property types, however, with greater effects on office and retail property markets, but smaller or little impact on multifamily and industrial properties.

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October 31, 2020 (Unaudited)

Demand for office space fell sharply in the third quarter, as total occupied space declined 33 million square feet. According to Nareit, this is a larger decline than in any quarter during the financial crisis 2008-2009, and the largest decline since 2001. Retail property markets also saw a sharp drop in occupied space due to store closures and retailer bankruptcies. Total leased space fell 17 million square feet. Vacancy rates moved up in most major property markets due to weaker demand. Office markets experienced the largest increase, with vacancy rates 60 bps higher than at mid-year and 90 bps higher than the end of 2019. Retail vacancy rates were 20 bps higher than last quarter and 50 bps higher than end of 2019. There was a slight in increase in industrial vacancies, rising 10 bps, while apartment vacancies were little changed from last quarter, according to Nareit.

Rent growth slowed or turned negative due to the weakness in demand for leased space. Office rents dropped 0.5%, the second consecutive decline after a 0.3% decrease in the second quarter of 2020. Retail rents were down 0.6%, while apartment rents slipped 0.2%. Industrial was the only major property sector with a quarterly rise in rents, posting a 0.8% increase. For office, retail, and apartments, declines since the start of the pandemic reversed the gains late last year, leaving rents little changed from one year earlier. Industrial rents, in contrast, are 3.5% higher than in the third quarter of 2019.

Property prices reflect these trends in demand and rents. For office and retail properties, prices as measured by the CoStar commercial repeat sales index show declines of 3.8% and 3.2%, respectively, from one year ago. Prices of industrial and apartment properties, in contrast, continued rising, and are 7.1% and 6.3% higher, respectively, than the third quarter of 2019.

Market Outlook

So what does all this mean for community banks and financial services companies? While we have generally subscribed to a more cautious and selective view of bank stocks since the COVID-19 pandemic, we are warming to the group overall, as recent news around the availability of a vaccine and improved treatments as well as improvements in economic and credit trends give us greater comfort that tail risk has diminished over time for the community bank sector.

We also are encouraged by the historically attractive bank valuations. Mid cap banks are trading at 12.4x/11.3x FY20/21E EPS and at 1.23x TBV, vs. the historical medians of 13.2x FY2 EPS and 1.91x, respectively. For context, the FactSet consensus FY20/21 EPS growth estimates are now -23%/+7%, vs. the historical 10%-12% growth rates expected. The mid cap bank P/E on FY20/21 is 48%/53% of the S&P P/E, vs. a 86% median and a range of 82%-101% since 2000.

What we are most concerned about near-term is the potential risk of implementation of localized lockdowns in certain markets over the next several months aimed at containing the pandemic, just as the CARES Act deferral window closes at year end. The end of many of the benefits to individuals and small businesses we believe will likely stress the financial outlook for borrowers requiring additional assistance to remain solvent, while desperate consumers/ businesses needing more stimulus are forced to carry on without help, all of which could adversely impact bank fundamentals, expectations on fundamentals, and valuations.

That said, we expect these potential adverse impacts could prove short lived, and we believe banks will be substantially done with navigating the worst of this cycle by the second half of 2021, when we expect a greater likelihood for a prevailing constructive near term economic outlook taking shape that will prove positive for bank valuations in general, which could translate into healthy relative upside potential over the next year as expectations shift to stronger earnings growth for community banks.

While we remain “cautious” on credit deterioration we must take note that community banks have already reported much lower re-deferral rates on loans coming off their initial 90/180 day deferral periods in the last three months, increasing our comfort level that credit deterioration could be less than anticipated. Given the material reserves taken by the banking sector in the second quarter of 2020 by some banks it is possible that select banks may see those reserves flow back into earnings in 2021.

In the near term, we believe that community bank stocks could benefit from the announcement of additional fiscal stimulus providing a longer duration of financial support for struggling businesses and individuals. We believe that once we are clear of the “noise” of the Presidential election a stimulus package in the $1.5 trillion range will hit over the next three months, which should drive continued strong deposit growth at banks. We believe the resulting deposit growth would likely support continued liquidity growth, providing cover to run off higher cost deposits. We also believe an additional stimulus plan will result in an improved credit outlook at banks which we expect could translate into lower provisions.

As previously stated, our approach has been to evaluate community banks during the coronavirus pandemic through a spectrum that views the pandemic as having a four stage process. We believe that four stage process includes the original lockdown, pre-therapy/vaccine, post-therapy/vaccine, and the rebuilding of the economy. While no one knows with certainty the timing of phases three and four, what we do know is that the community banking sector has transitioned from stage one into stage two, pre-therapy/vaccine in better shape than even the most optimistic investors and management teams could have expected. Given the recent announcement by Pfizer around their vaccine trials and a potential 90% plus efficacy rate, investors may soon be focused on phase three, post-therapy/vaccine, in the first quarter of 2021 and the fourth

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October 31, 2020 (Unaudited)

phase, the rebuilding of the economy in the second half of 2021. We believe that the plethora of governments aid and transfer payments have been beneficial to the community banking sector to date.

Update on Credit Quality

According to S&P Global Market Intelligence, U.S. banks have continued to report steep declines in loans granted payment deferrals as special COVID-19 borrower relief programs approach their end. In fact, community banks have reported that most borrowers have returned to making payments and noted relatively mild pressure on traditional measures of credit performance such as nonperforming assets and charge-offs. That includes modest increases, and in some cases declines, in criticized assets in the third quarter.

According to S&P Global, deferrals at community banks now range from 0.6% of loans to 9.7%, significantly below the range of 1.7% to 28.3% given in reports after the second quarter.

Bank Margins Remain Under Pressure

According to S&P Global Market Intelligence, U.S. bank margins dove further in the third quarter, reaching another record low as excess liquidity continued to weigh on institutions' balance sheets. Bank margins dropped another 11 basis points in the third quarter, with the industry's taxable equivalent net interest margin falling to 2.63%, from 2.74% in the prior quarter, a record low.

Margins are under pressure as deposit growth exploded in the second quarter, and balances inched higher in the third quarter. Meanwhile, loan growth remained hard to come by as banks tightened underwriting standards in many asset classes, while borrower demand remained weak. Through the third quarter, deposits rose 19.9% from a year earlier. Loan balances increased nearly 5% year over year, with growth driven by loans made through the Paycheck Protection Program, or PPP, in the prior quarter, according to S&P Global.

As banks failed to put deposits to work, the industry's loan-to-deposit ratio fell to 63.7% in the third quarter from 72.8% a year earlier.

In the absence of loan demand, banks put more cash to work in securities in the third quarter, growing those portfolios 6.1% from prior-quarter and 21.7% from year-ago levels.

Low interest rates have weighed on banks' loan yields as well, but the pressure has been heightened by the presence of roughly $500 billion in PPP loans, which carry rates of just 1%.

S&P Global stated that the presence of low-yielding PPP loans helped drive down the industry’s loan yield, which fell to 4.39% in the third quarter from 4.46% in the second quarter and 5.48% a year ago. The decline in commercial and industrial loan yields was greatest, plunging to 3.48% from 3.63% in the second quarter and 4.94% in the year-ago period.

Deposit growth has been aided by government stimulus, which boosted consumers' incomes and sent U.S. savings rates to 33.6% in April, the highest level on record. From May through September, the metric remained near historic highs over the last 60 years, coming in above 14% in every month. Before the COVID-19 pandemic began, the monthly savings rate exceeded 14% just nine times since January 1959 and had previously peaked at 17.3% in May 1975.

While the buildup in deposits has certainly weighed on margins, banks have reacted by cutting deposit rates significantly. Banks' cost of interest-bearing deposits dropped to 0.28% in the third quarter, down 72 basis points from a year earlier.

But earning-asset yields have fallen at a quicker pace, pushing margins down. While long-term rates have recently risen modestly, they remain near historical lows, suggesting that bank margins could remain under pressure.

Community Banks Buyback Shares As They Appear Cheap

U.S. community banks continued to announce share buyback programs into the fourth quarter, as the Federal Reserve extends its restriction on larger banks from making repurchases.

In total, banks announced 22 new buyback plans in October; three banks extended existing plans; and 11 banks reinstated previously suspended repurchase programs.

M&A Activity Remains a Multi-Year Theme

S&P Global indicated that U.S. banks and thrifts announced 11 deals in October, marking the first three-month stretch of 2020 in which deal announcements hit double figures. During the first 10 months of this year, the industry saw 92 deal announcements worth an aggregate $9.97 billion, compared to 219 deals worth $49.02 billion over the same period in 2019. The median deal value to tangible common equity ratio for deals

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Emerald Banking and Finance Fund	Manager Commentary

October 31, 2020 (Unaudited)

announced in 2020 was 131.7%, down from 158.1% in all of 2019. We believe that acquisition activity will resume in 2021 and we would expect 4% to 6% of the community bank market to be absorbed in 2021.

Our Outlook Remains Favorable

We believe that community banks have avoided the deterioration in credit that most bank investors anticipated as a result of the U.S. economy coming to a virtual stand-still in response to the COVID pandemic. We believe that community banks are trading at attractive valuations and that loan growth will return to recent levels in the second half of 2021. We believe that 8% to 10% earnings growth will follow in 2022. We continue to focus on our fundamental bottom-up research process that we believe will allow us to identify investment opportunities in growth oriented community banks as banks return to an offensive strategy in 2021.

Top Contributors	Top Detractors
Open Lending Corporation Class A	Esquire Financial Holdings, Inc.
Live Oak Bancshares, Inc.	Meta Financial Group, Inc.
PennyMac Financial Services, Inc.	Bank7 Corp.
The Bancorp Inc	TriState Capital Holdings, Inc.
Mr. Cooper Group, Inc.	Trean Insurance Group, Inc.
ECN Capital Corp.	Amerant Bancorp Inc. Class A
OneMain Holdings, Inc.	Signature Bank
Triumph Bancorp, Inc.	Southern First Bancshares, Inc.
Silvergate Capital Corp. Class A	Amerant Bancorp Inc. Class B
Repay Holdings Corp. Class A	GoHealth Inc Class A

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2020 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	21

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2020 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Triumph Bancorp, Inc.	4.35%
Silvergate Capital Corp.	4.18%
ECN Capital Corp.	4.17%
Bancorp, Inc.	3.98%
OneMain Holdings, Inc.	3.88%
Open Lending Corp.	3.75%
Live Oak Bancshares, Inc.	3.38%
Colony Capital, Inc.	3.31%
Cannae Holdings, Inc.	3.09%
Subversive Real Estate Acquisition REIT LP	3.03%
Top Ten Holdings	37.12%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	25.54%
Transaction Processing Services	10.73%
Consumer Lending	9.89%
Asset Managers And Custodians	9.13%
Mortgage Reits: Commercial	6.12%
Mortgage Reits: Residential	5.66%
Property And Casualty Insurance	5.57%
Mortgage Finance	3.84%
Diversified REITs	3.50%
Diversified Financial Services	3.08%
Mortgage Reits: Diversified	2.60%
Reinsurance	2.14%
Diversified Retailers	1.92%
Office REITs	1.85%
Infrastructure Reits	1.52%
Life Insurance	1.33%
Full Line Insurance	1.22%
Software	1.22%
Computer Services	1.10%
Retail REITs	0.71%
Residential REITs	0.41%
Real Estate Holding And Development	0.23%
Cash, Cash Equivalents, & Other Net Assets	0.69%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2020)

						Since	Expense Ratio
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	21.84%	-15.18%	-7.42%	2.16%	9.77%	7.41%	1.48%	1.48%
Class A (MOP)	16.06%	-19.21%	-8.91%	1.17%	9.23%	7.19%	1.48%	1.48%
Russell 2000® Index(3)	18.13%	-0.14%	2.19%	7.27%	9.64%	7.62%
Russell 2000® Financial Services Index(4)	11.53%	-17.93%	-4.19%	3.62%	8.44%	7.24%
Class C (NAV)	21.41%	-15.69%	-8.02%	1.50%	9.07%	7.17%	2.13%	2.13%
Class C (CDSC)	20.41%	-16.54%	-8.02%	1.50%	9.07%	7.17%	2.13%	2.13%
Russell 2000® Index(3)	18.13%	-0.14%	2.19%	7.27%	9.64%	7.62%
Russell 2000® Financial Services Index(4)	11.53%	-17.93%	-4.19%	3.62%	8.44%	7.24%
Investor Class	21.79%	-15.20%	-7.42%	2.16%	9.29%	8.25%	1.53%	1.53%
Russell 2000® Index(3)	18.13%	-0.14%	2.19%	7.27%	9.64%	7.62%
Russell 2000® Financial Services Index(4)	11.53%	-17.93%	-4.19%	3.62%	8.44%	7.24%
Institutional Class	22.01%	-14.86%	-7.09%	2.51%	–	9.57%	1.18%	1.18%
Russell 2000® Index(3)	18.13%	-0.14%	2.19%	7.27%	9.64%	7.62%
Russell 2000® Financial Services Index(4)	11.53%	-17.93%	-4.19%	3.62%	8.44%	7.24%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates

22	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

October 31, 2020 (Unaudited)

set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2020	23

Emerald Banking and Finance Fund	Manager Commentary

 October 31, 2020 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

24	www.emeraldmutualfunds.com

Emerald Select trueLiberty Income Fund	Manager Commentary

October 31, 2020 (Unaudited)

October 31, 2020

Dear Shareholder:

Investment Results

The performance of the Emerald Select trueLiberty Income Fund (the Fund) Institutional Class, for the six months ended October 31, 2020, reflected a loss of -13.09% (without sales load) underperforming the benchmark Alerian MLP Infrastructure Total Return Index which declined by 12.74% and the Alerian MLP Total Return Index which declined by 12.26%. Part of the difference in performance between the Fund and the benchmark indices is attributable to the Fund’s operating expenses.

During the period, the Fund paid two distributions with record dates of July 28, 2020 and October 28, 2020; and payable dates of July 30, 2020 and October 29, 2020.

Investment Analysis and Market Outlook

As we stated in our last report, gaining meaningful and efficient exposure to MLPs through 1940-Act Funds has been a difficult, longstanding challenge for investors. Many funds are structured as C-corporations, subjecting investors to Fund-level corporate tax. Other funds cap their MLP exposure to less than 25% to retain their statuses as Regulated Investment Companies (RIC). The Emerald Select trueLiberty Income Fund began operations on January 2, 2020, with the goal of solving many of these longstanding challenges. Specifically, the Fund employs an innovative strategy that seeks to provide broad exposure to MLP markets, while intending to comply with RIC-related requirements to retain its pass-through tax status.

That being said, when we launched the Fund in January, we could not have anticipated the tumultuous and turbulent conditions that the Russia- Saudi price war and COVID-19 coronavirus and associated responses would soon unleash on financial markets, and the subsequent off-again / on-again tentative rally back from the bottom.

The Fund performed as expected during the six months ended October 31, 2020, providing broad exposure to the MLP market, and thus reflecting the market drop as experienced by the Alerian MLP Infrastructure Total Return Index which declined by 12.74%. We believe that performance will continue to be volatile as the economy, the energy markets and the stock market weigh optimism for a sustained post-COVID recovery versus ongoing doubts related to virus surges and lingering unemployment.

The Fund’s infrastructure (inclusive of the offshore fund and associated swaps) operated as expected throughout the period and the Fund continues to seek to provide investors with tax efficient exposure with no Fund level corporate tax.

We thank you for your investment and wish you a healthy and prosperous remainder of 2020.

Brian Chen, PhD	Mathew Jensen, CFA
Principal and Portfolio Manager, Liberty Cove, LLC	Portfolio Manager, Liberty Cove, LLC

Semi-Annual Report | October 31, 2020	25

Emerald Select trueLiberty Income Fund	Manager Commentary

October 31, 2020 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Select trueLiberty Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

26	www.emeraldmutualfunds.com

Emerald Select trueLiberty Income Fund	Manager Commentary

 October 31, 2020 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

MPLX LP	1.75%
Enterprise Products Partners LP	1.71%
Magellan Midstream Partners LP	1.70%
Plains All American Pipeline LP	1.66%
Energy Transfer LP	1.53%
Phillips 66 Partners LP	1.10%
Western Midstream Partners LP	1.06%
TC PipeLines LP	0.99%
Cheniere Energy Partners LP	0.95%
DCP Midstream LP	0.75%
Top Ten Holdings	13.20%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Pipeline Transportation | Petroleum	8.37%
Pipeline Transportation | Natural Gas	4.23%
Gathering & Processing	3.19%
Liquefaction	0.95%
Cash, Cash Equivalents, & Other Net Assets	83.26%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2020)

		Since	Expense Ratio
	6 Month	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-13.22%	-49.06%	102.87%	1.06%
Class A (MOP)	-17.30%	-51.48%	102.87%	1.06%
Alerian MLP Infrastructure Total Return Index(3)	-12.74%	-46.67%
Institutional Class	-13.09%	-48.99%	52.48%	0.76%
Alerian MLP Infrastructure Total Return Index(3)	-12.74%	-46.67%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

(1)	Inception Date - 01/02/2020

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A and Institutional Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 0.76% and 1.06%, respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees.

(3)	The Alerian MLP Infrastructure Total Return Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZI) and on a total-return basis (AMZIX). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2020	27

Emerald Select trueLiberty Income Fund	Manager Commentary

 October 31, 2020 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

28	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Expense Ratio(a)	Expense Paid During Period 5/01/20 - 10/31/20(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$1,274.90	1.02%	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	1.02%	$5.19
Class C
Actual	$1,000.00	$1,270.40	1.67%	$9.56
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	1.67%	$8.49
Institutional Class
Actual	$1,000.00	$1,276.70	0.71%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	0.71%	$3.62
Investor Class
Actual	$1,000.00	$1,274.60	1.06%	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.06%	$5.40

Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$1,169.50	1.35%	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Class C
Actual	$1,000.00	$1,164.70	2.00%	$10.91
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Institutional Class
Actual	$1,000.00	$1,170.70	1.00%	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09
Investor Class
Actual	$1,000.00	$1,168.20	1.25%	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Semi-Annual Report | October 31, 2020	29

Emerald Funds	Disclosure of Fund Expenses

 October 31, 2020 (Unaudited)

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Expense Ratio(a)	Expense Paid During Period 5/01/20 - 10/31/20(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,293.50	1.35%	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Class C
Actual	$1,000.00	$1,289.50	2.00%	$11.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Institutional Class
Actual	$1,000.00	$1,295.10	1.05%	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Investor Class
Actual	$1,000.00	$1,293.30	1.40%	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12

Emerald Banking and Finance Fund
Class A
Actual	$1,000.00	$1,218.40	1.62%	$9.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	1.62%	$8.24
Class C
Actual	$1,000.00	$1,214.10	2.27%	$12.67
Hypothetical (5% return before expenses)	$1,000.00	$1,013.76	2.27%	$11.52
Institutional Class
Actual	$1,000.00	$1,220.10	1.28%	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.28%	$6.51
Investor Class
Actual	$1,000.00	$1,217.90	1.66%	$9.28
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	1.66%	$8.44

Emerald Select trueLiberty Income Fund
Class A
Actual	$1,000.00	$867.80	1.06%	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.06%	$5.40
Institutional Class
Actual	$1,000.00	$869.10	0.76%	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

30	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.10%
Consumer Discretionary: 19.08%
361,941	CarParts.com, Inc.(a)	$4,593,031
480,545	Chegg, Inc.(a)	35,291,225
181,982	Churchill Downs, Inc.	27,142,615
262,829	Chuy's Holdings, Inc.(a)	5,516,781
205,890	Dick's Sporting Goods, Inc.	11,663,668
1,126,950	Everi Holdings, Inc.(a)	9,703,039
108,824	Five Below, Inc.(a)	14,510,592
83,544	Fox Factory Holding Corp.(a)	7,024,380
723,083	Glu Mobile, Inc.(a)	5,177,274
216,082	Jack in the Box, Inc.	17,299,525
56,140	Leslie's, Inc.(a)	1,233,396
198,422	Meritage Homes Corp.(a)	17,280,572
400,758	National Vision Holdings, Inc.(a)	16,162,570
576,604	Noodles & Co.(a)	3,724,862
254,701	Planet Fitness, Inc., Class A(a)	15,096,128
237,130	SeaWorld Entertainment, Inc.(a)	5,221,603
42,554	Stamps.com, Inc.(a)	9,499,755
557,446	Taylor Morrison Home Corp., Class A(a)	12,040,834
380,574	Tilly's, Inc., Class A	2,336,724
92,062	Visteon Corp.(a)	8,253,358
156,910	Winnebago Industries, Inc.	7,366,925
224,096	YETI Holdings, Inc.(a)	11,088,270
		247,227,127

Consumer Staples: 6.91%
925,198	BellRing Brands, Inc., Class A(a)	16,921,871
378,137	Freshpet, Inc.(a)	43,296,687
42,227	Helen of Troy, Ltd.(a)	8,006,239
33,539	National Beverage Corp.(a)	2,625,768
994,796	Simply Good Foods Co.(a)	18,702,165
		89,552,730

Energy: 1.51%
105,372	Arcosa, Inc.	4,865,026
406,786	New Fortress Energy, Inc.	14,697,178
		19,562,204

Financial Services: 7.92%
671,170	BRP Group, Inc., Class A(a)	17,114,835
40,653	Bryn Mawr Bank Corp.	1,091,940
70,000	Cannae Holdings, Inc.(a)	2,588,600
75,711	CrossFirst Bankshares, Inc.(a)	632,187
122,502	First Choice Bancorp	1,724,828
101,932	Green Dot Corp., Class A(a)	5,435,014
126,247	Houlihan Lokey, Inc.	7,915,687
24,851	Lemonade, Inc.(a)	1,249,757
406,204	Moelis & Co., Class A	15,110,789
551,871	Pacific Premier Bancorp, Inc.	14,072,710
251,212	Palomar Holdings, Inc.(a)	22,400,574
Shares		Value (Note 2)
Financial Services (continued)
216,944	QTS Realty Trust, Inc., REIT, Class A	$13,344,225
		102,681,146

Health Care: 26.14%
66,727	Accolade, Inc.(a)	2,336,780
178,894	AdaptHealth Corp.(a)	4,883,806
127,224	Addus HomeCare Corp.(a)	12,413,246
115,369	American Well Corp.(a)	2,977,674
301,163	Applied Therapeutics, Inc.(a)	4,899,922
119,400	Arena Pharmaceuticals, Inc.(a)	10,234,968
286,960	AtriCure, Inc.(a)	9,917,338
455,960	Avrobio, Inc.(a)	6,511,109
111,485	Biohaven Pharmaceutical Holding Co., Ltd.(a)	8,635,628
216,763	Blueprint Medicines Corp.(a)	22,170,520
387,145	Cardiff Oncology, Inc.(a)	6,124,634
220,987	ChemoCentryx, Inc.(a)	10,607,376
398,925	Collegium Pharmaceutical, Inc.(a)	7,112,833
181,234	Deciphera Pharmaceuticals, Inc.(a)	10,524,258
223,213	Dicerna Pharmaceuticals, Inc.(a)	4,685,241
370,661	Exicure, Inc.(a)	555,991
75,781	Global Blood Therapeutics, Inc.(a)	4,007,299
328,702	Horizon Therapeutics PLC(a)	24,629,641
305,222	Immunovant, Inc.(a)	13,313,784
731,837	Karyopharm Therapeutics, Inc.(a)	10,845,824
1,735,814	MannKind Corp.(a)	3,488,986
115,572	Mirati Therapeutics, Inc.(a)	25,095,304
799,013	NeoGenomics, Inc.(a)	31,345,280
538,240	Ocular Therapeutix, Inc.(a)	5,113,280
175,973	ORIC Pharmaceuticals, Inc.(a)	3,783,420
275,000	Praxis Precision Medicines, Inc.(a)	9,625,000
7,930	Pulmonx Corp.(a)	333,536
494,059	Replimune Group, Inc.(a)	20,656,607
239,565	SeaSpine Holdings Corp.(a)	3,056,849
280,844	TransMedics Group, Inc.(a)	3,364,511
192,523	Turning Point Therapeutics, Inc.(a)	17,748,695
228,153	Twist Bioscience Corp.(a)	17,485,646
63,160	Ultragenyx Pharmaceutical, Inc.(a)	6,347,580
104,476	United Therapeutics Corp.(a)	14,023,813
		338,856,379

Materials & Processing: 6.63%
321,807	Avient Corp.	9,998,544
365,784	AZEK Co., Inc.(a)	12,231,817
213,246	Griffon Corp.	4,571,994
112,058	Installed Building Products, Inc.(a)	10,145,731
112,502	Masonite International Corp.(a)	9,900,176
120,381	TopBuild Corp.(a)	18,443,573
297,002	Trex Co., Inc.(a)	20,653,519
		85,945,354

Producer Durables: 10.10%
258,510	Air Transport Services Group, Inc.(a)	7,248,620

Semi-Annual Report | October 31, 2020	31

Emerald Growth Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
Producer Durables (continued)
272,010	American Superconductor Corp.(a)	$3,783,659
221,062	Chart Industries, Inc.(a)	18,668,686
353,518	Echo Global Logistics, Inc.(a)	9,534,381
39,766	FARO Technologies, Inc.(a)	2,395,504
90,386	Forward Air Corp.	5,691,607
1,226,616	Kratos Defense & Security Solutions, Inc.(a)	23,170,776
246,506	Montrose Environmental Group, Inc.(a)	6,663,057
558,874	Pluralsight, Inc., Class A(a)	8,774,322
212,509	Tetra Tech, Inc.	21,444,283
233,963	TriNet Group, Inc.(a)	16,124,730
94,528	Vicor Corp.(a)	7,373,184
		130,872,809

Technology: 19.59%
112,250	Allegro MicroSystems, Inc.(a)	2,054,175
78,537	Covetrus, Inc.(a)	1,939,079
119,177	Diodes, Inc.(a)	6,892,006
244,365	EverQuote, Inc., Class A(a)	8,183,784
96,872	FormFactor, Inc.(a)	2,746,321
193,624	II-VI, Inc.(a)	8,804,083
108,447	Jamf Holding Corp.(a)	3,535,372
317,531	Lattice Semiconductor Corp.(a)	11,081,832
178,485	LiveRamp Holdings, Inc.(a)	11,796,074
551,483	MACOM Technology Solutions Holdings, Inc.(a)	20,129,129
252,117	Mediaalpha Inc(a)	8,529,118
197,056	Mercury Systems, Inc.(a)	13,573,217
437,659	Model N, Inc.(a)	15,418,727
226,157	Onto Innovation, Inc.(a)	7,252,855
182,710	Perficient, Inc.(a)	7,154,924
212,061	Ping Identity Holding Corp.(a)	5,871,969
125,839	Q2 Holdings, Inc.(a)	11,481,550
419,395	Rapid7, Inc.(a)	25,973,132
393,329	Sailpoint Technologies Holdings, Inc.(a)	16,327,087
182,487	Semtech Corp.(a)	10,016,711
80,316	Super Micro Computer, Inc.(a)	1,824,780
742,295	SVMK, Inc.(a)	15,536,234
696,516	USA Technologies, Inc.(a)	5,788,048
238,210	Varonis Systems, Inc.(a)	27,529,930
365,876	Viavi Solutions, Inc.(a)	4,518,569
		253,958,706

Utilities: 1.22%
194,296	Cogent Communications Holdings, Inc.	10,841,717
Shares		Value (Note 2)
Utilities (continued)
112,917	Shenandoah Telecommunications Co.	$4,925,439
		15,767,156

	Total Common Stocks
	(Cost $842,711,630)	1,284,423,611

SHORT TERM INVESTMENTS: 0.47%
6,073,121	Dreyfus Government Cash Management Fund - Institutional Class 0.027% (7-Day Yield)	6,073,121

	Total Short Term Investments
	(Cost $6,073,121)	6,073,121

Total Investments: 99.57%
(Cost $848,784,751)		1,290,496,732

Other Assets In Excess Of Liabilities: 0.43%		5,532,610
Net Assets: 100.00%		$1,296,029,342

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 97.88%
Consumer Discretionary: 24.32%
716	Aaron's Holdings Co., Inc.	$37,418
4,160	Everi Holdings, Inc.(a)	35,818
276	Fox Factory Holding Corp.(a)	23,206
3,081	GameStop Corp., Class A(a)	32,258
12,799	Gannett Co., Inc.	14,719
2,946	Glu Mobile, Inc.(a)	21,093
2,877	Gray Television, Inc.(a)	36,480
1,087	OneWater Marine, Inc.(a)	20,251
488	Penske Automotive Group, Inc.	24,966
806	Selectquote, Inc.(a)	13,879
2,252	Smith & Wesson Brands, Inc.	37,361
1,438	Turtle Beach Corp.(a)	25,913
606	Winnebago Industries, Inc.	28,452
		351,814

Consumer Staples: 1.62%
299	National Beverage Corp.(a)	23,409

Financial Services: 33.00%
3,069	Bancorp, Inc.(a)	29,462
1,031	Cannae Holdings, Inc.(a)	38,126
4,979	Colony Capital, Inc.	17,725
289	eHealth, Inc.(a)	19,395
2,387	Heritage Insurance Holdings, Inc.	22,533
240	Innovative Industrial Properties, Inc.	27,991
1,860	iStar, Inc.	21,948
1,481	LF Capital Acquisition Corp., Class A(a)	15,490
2,764	Navient Corp.	22,140
1,305	Netfin Acquisition Corp.(a)	13,442
1,335	Nexpoint Real Estate Finance, Inc.	18,303
666	OneMain Holdings, Inc.	23,236
847	Open Lending Corp.(a)	21,988
2,209	Paya Holdings, Inc.(a)	24,234
1,828	PennyMac Mortgage Investment Trust	27,365
2,065	Postal Realty Trust, Inc., Class A	28,662
1,435	Silvergate Capital Corp.(a)	32,088
590	Social Capital Hedosophia Holdings Corp. II(a)	9,700
402	StoneX Group, Inc.(a)	21,298
1,648	Trean Insurance Group, Inc.(a)	17,881
580	Triumph Bancorp, Inc.(a)	24,435
		477,442

Health Care: 6.50%
342	Global Blood Therapeutics, Inc.(a)	18,084
2,775	Invacare Corp.	22,505
1,769	Ocular Therapeutix, Inc.(a)	16,806
1,477	SeaSpine Holdings Corp.(a)	18,847
193	Turning Point Therapeutics, Inc.(a)	17,793
		94,035
Shares		Value (Note 2)
Materials & Processing: 5.08%
726	Avient Corp.	$22,557
1,667	Glatfelter Corp.	23,788
543	UFP Industries, Inc.	27,101
		73,446

Producer Durables: 11.80%
1,013	Air Lease Corp.	27,594
583	Atlas Air Worldwide Holdings, Inc.(a)	34,490
686	Cubic Corp.	40,550
446	ICF International, Inc.	29,164
783	MasTec, Inc.(a)	38,868
		170,666

Technology: 13.24%
1,051	Ebix, Inc.	18,981
853	MACOM Technology Solutions Holdings, Inc.(a)	31,135
240	Mediaalpha Inc(a)	8,119
1,312	NCR Corp.(a)	26,660
889	Onto Innovation, Inc.(a)	28,510
3,330	Photronics, Inc.(a)	32,467
244	Science Applications International Corp.	18,634
2,179	Xperi Corp.	27,020
		191,526

Utilites: 2.32%
3,178	Vonage Holdings Corp.(a)	33,623

	Total Common Stocks
	(Cost $1,331,551)	1,415,961

SHORT TERM INVESTMENTS: 0.13%
1,879	Dreyfus Government Cash Management Fund - Institutional Class 0.027% (7-Day Yield)	1,879

	Total Short Term Investments
	(Cost $1,879)	1,879

Total Investments: 98.01%
(Cost $1,333,430)		1,417,840

Other Assets In Excess Of Liabilities: 1.99%		28,758
Net Assets: 100.00%		$1,446,598

(a)	Non-income producing security.

Semi-Annual Report | October 31, 2020	33

Emerald Small Cap Value Fund	Schedule of Investments

October 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 97.58%
Consumer Discretionary: 24.59%
365	Amazon.com, Inc.(a)	$1,108,195
1,419	Best Buy Co., Inc.	158,289
67	Booking Holdings, Inc.(a)	108,708
4,653	Chegg, Inc.(a)	341,716
100	Chipotle Mexican Grill, Inc.(a)	120,148
1,052	Churchill Downs, Inc.	156,906
3,748	Dick's Sporting Goods, Inc.	212,324
33,315	Everi Holdings, Inc.(a)	286,842
22,796	Glu Mobile, Inc.(a)	163,219
764	Home Depot, Inc.	203,766
1,987	Overstock.com, Inc.(a)	111,471
2,565	Polaris, Inc.	233,056
5,878	SeaWorld Entertainment, Inc.(a)	129,434
736	Take-Two Interactive Software, Inc.(a)	114,021
6,720	Winnebago Industries, Inc.	315,504
		3,763,599

Consumer Staples: 1.96%
751	Freshpet, Inc.(a)	85,989
2,733	National Beverage Corp.(a)	213,967
		299,956

Energy: 2.98%
3,277	Cheniere Energy, Inc.(a)	156,870
8,295	New Fortress Energy, Inc.	299,698
		456,568

Financial Services: 6.77%
105	Equinix, Inc., REIT	76,780
1,545	JPMorgan Chase & Co.	151,472
141	MarketAxess Holdings, Inc.	75,978
1,910	PayPal Holdings, Inc.(a)	355,508
654	SBA Communications Corp., REIT	189,902
1,023	Visa, Inc., Class A	185,890
		1,035,530

Health Care: 16.71%
832	Alnylam Pharmaceuticals, Inc.(a)	102,311
4,932	Avrobio, Inc.(a)	70,429
1,001	Blueprint Medicines Corp.(a)	102,382
2,426	Cantel Medical Corp.	116,060
5,034	Cardiff Oncology, Inc.(a)	79,638
2,157	Collegium Pharmaceutical, Inc.(a)	38,459
741	Deciphera Pharmaceuticals, Inc.(a)	43,030
8,396	Dicerna Pharmaceuticals, Inc.(a)	176,232
5,917	Horizon Therapeutics PLC(a)	443,361
1,587	Integer Holdings Corp.(a)	92,760
14,238	Karyopharm Therapeutics, Inc.(a)	211,007
153	Regeneron Pharmaceuticals, Inc.(a)	83,165
1,287	Sarepta Therapeutics, Inc.(a)	174,916
4,225	SeaSpine Holdings Corp.(a)	53,911
3,635	Tabula Rasa HealthCare, Inc.(a)	125,553
Shares		Value (Note 2)
Health Care (continued)
5,651	TransMedics Group, Inc.(a)	$67,699
1,089	Turning Point Therapeutics, Inc.(a)	100,395
2,164	United Therapeutics Corp.(a)	290,474
687	Veeva Systems, Inc., Class A(a)	185,524
		2,557,306

Materials & Processing: 1.90%
1,881	Owens Corning	123,149
530	Royal Gold, Inc.	62,969
683	TopBuild Corp.(a)	104,643
		290,761

Producer Durables: 5.75%
8,110	American Superconductor Corp.(a)	112,810
4,360	Chart Industries, Inc.(a)	368,202
186	CoStar Group, Inc.(a)	153,191
13,012	Kratos Defense & Security Solutions, Inc.(a)	245,797
		880,000

Technology: 36.92%
159	Adobe, Inc.(a)	71,089
326	Alphabet, Inc., Class A(a)	526,852
2,239	Anaplan, Inc.(a)	123,929
11,540	Apple, Inc.	1,256,244
1,093	Crowdstrike Holdings, Inc.(a)	135,357
1,704	Facebook, Inc., Class A(a)	448,339
641	L3Harris Technologies, Inc.	103,271
1,099	Lumentum Holdings, Inc.(a)	90,876
2,620	Mediaalpha Inc(a)	88,635
1,552	Mercury Systems, Inc.(a)	106,902
5,997	Microsoft Corp.	1,214,214
1,036	NVIDIA Corp.	519,409
2,121	Proofpoint, Inc.(a)	203,065
9,661	Pure Storage, Inc., Class A(a)	155,542
227	ServiceNow, Inc.(a)	112,948
7,546	SVMK, Inc.(a)	157,938
2,899	Varonis Systems, Inc.(a)	335,037
		5,649,647

	Total Common Stocks
	(Cost $10,267,581)	14,933,367

EXCHANGE TRADED FUNDS: 1.99%
Technology: 1.99%
1,000	iShares Expanded Tech-Software Sector ETF	304,640

	Total Exchange Traded Funds
	(Cost $212,394)	304,640

Semi-Annual Report | October 31, 2020	35

Emerald Insights Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
Technology (continued)
SHORT TERM INVESTMENTS: 0.56%
85,430	Dreyfus Government Cash Management Fund - Institutional Class 0.027% (7-Day Yield)	$85,430

	Total Short Term Investments
	(Cost $85,430)	85,430

Total Investments: 100.13%
(Cost $10,565,405)		15,323,437

Liabilities In Excess Of Other Assets: (0.13)%		(19,760)
Net Assets: 100.00%		$15,303,677

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 97.36%
Consumer Discretionary: 1.92%
Diversified Retailers: 1.92%
43,590	Aaron's Holdings Co., Inc.	$2,278,013

Financial Services: 94.22%
Asset Managers And Custodians: 9.13%
67,430	CF Finance Acquisition Corp.(a)	697,900
44,418	Focus Financial Partners, Inc., Class A(a)	1,621,701
106,747	LF Capital Acquisition Corp., Class A(a)	1,116,574
226,500	Netfin Acquisition Corp.(a)	2,332,950
88,758	PropTech Acquisition Corp.(a)	906,219
69,200	Social Capital Hedosophia Holdings Corp. II(a)	1,137,648
299,795	Social Capital Hedosophia Holdings Corp. III(a)	3,003,946
		10,816,938

Banks: 25.54%
190,534	Amerant Bancorp, Inc.(a)	1,587,148
491,696	Bancorp, Inc.(a)	4,720,282
69,557	Bank7 Corp.	630,882
26,842	Community Heritage Financial, Inc.	450,275
33,741	CrossFirst Bankshares, Inc.(a)	281,737
21,610	Fifth Third Bancorp	501,784
107,294	Live Oak Bancshares, Inc.	3,999,920
53	Mechanics Bank/Walnut Creek CA(a)	978,115
25,267	MVB Financial Corp.	403,009
17,270	Pacific Premier Bancorp, Inc.	440,385
4,706	Potomac Bancshares, Inc.	46,307
83,618	ServisFirst Bancshares, Inc.	3,085,504
221,529	Silvergate Capital Corp.(a)	4,953,389
240,975	TriState Capital Holdings, Inc.(a)	3,033,875
122,206	Triumph Bancorp, Inc.(a)	5,148,539
		30,261,151

Computer Services: 1.10%
50,370	Dun & Bradstreet Holdings, Inc.(a)	1,301,561

Consumer Lending: 9.89%
81,700	Ally Financial, Inc.	2,179,756
1,232,440	ECN Capital Corp.	4,942,084
131,710	OneMain Holdings, Inc.	4,595,362
		11,717,202

Diversified Financial Services: 3.08%
98,840	Cannae Holdings, Inc.(a)	3,655,103

Diversified REITs: 3.50%
1,102,905	Colony Capital, Inc.	3,926,342
42,335	Colony Credit Real Estate, Inc.	221,835
		4,148,177
Shares		Value (Note 2)
Full Line Insurance: 1.22%
28,854	Lemonade, Inc.(a)	$1,451,068

Infrastructure REITs: 1.52%
16,210	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	678,388
47,707	Power Reit(a)	1,121,115
		1,799,503

Life Insurance: 1.33%
16,080	eHealth, Inc.(a)	1,079,129
6,900	Trupanion, Inc.(a)	493,626
		1,572,755

Mortgage Finance: 3.84%
57,122	PennyMac Financial Services, Inc., Class A	2,902,940
41,970	Radian Group, Inc.	753,361
49,068	Rocket Cos., Inc.(a)	894,510
		4,550,811

Mortgage REITs: Commercial: 6.12%
39,190	Granite Point Mortgage Trust, Inc.	264,141
129,090	Ladder Capital Corp., REIT	968,175
176,443	Nexpoint Real Estate Finance, Inc.	2,419,033
355,630	Subversive Real Estate Acquisition REIT LP(a)	3,595,419
		7,246,768

Mortgage REITs: Diversified: 2.60%
53,600	AGNC Investment Corp.	748,792
65,510	Ellington Financial, Inc.	801,843
73,930	Great Ajax Corp.	567,782
112,560	Redwood Trust, Inc.	956,760
		3,075,177

Mortgage REITs: Residential: 5.66%
150,100	Annaly Capital Management, Inc.	1,064,209
80,410	ARMOUR Residential REIT, Inc.	767,112
100,270	Cherry Hill Mortgage Investment Corp.	918,473
68,430	Dynex Capital, Inc.	1,120,883
71,470	Ellington Residential Mortgage REIT	759,726
70,030	PennyMac Mortgage Investment Trust	1,048,349
25,460	Starwood Property Trust, Inc.	355,676
133,050	Two Harbors Investment Corp.	673,233
		6,707,661

Office REITs: 1.85%
35,460	Ares Commercial Real Estate Corp.	330,133
134,007	Postal Realty Trust, Inc., Class A	1,860,017
		2,190,150

Property And Casualty Insurance: 5.57%
34,350	Essent Group, Ltd.	1,368,848
13,870	Fidelity National Financial, Inc.	433,992

Semi-Annual Report | October 31, 2020	37

Emerald Banking and Finance Fund	Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
Property And Casualty Insurance (continued)
18,648	James River Group Holdings, Ltd.	$871,421
10,353	Kinsale Capital Group, Inc.	1,940,877
52,130	NMI Holdings, Inc., Class A(a)	1,120,274
79,070	Trean Insurance Group, Inc.(a)	857,909
		6,593,321

Real Estate Holding And Development: 0.23%
4,310	Howard Hughes Corp.(a)	268,039

Reinsurance: 2.14%
120,221	Mr Cooper Group, Inc.(a)	2,534,259

Residential REITs: 0.41%
11,069	NexPoint Residential Trust, Inc.	490,578

Retail REITs: 0.71%
20,210	Brixmor Property Group, Inc., REIT	221,502
29,850	Kimco Realty Corp.	306,261
29,770	Kite Realty Group Trust	308,417
		836,180

Transaction Processing Services: 8.78%
42,690	Nuvei Corp.(a)	1,577,835
170,942	Open Lending Corp.(a)	4,437,654
124,210	Paya Holdings, Inc.(a)	1,362,584
134,441	Repay Holdings Corp.(a)	3,028,956
		10,407,029

Technology: 1.22%
Software: 1.22%
23,320	Duck Creek Technologies, Inc.(a)	1,011,389
6,160	nCino, Inc.(a)	434,403
		1,445,792

	Total Common Stocks
	(Cost $93,199,316)	115,347,236
MUTUAL FUND: 1.95%
Transaction Processing Services: 1.95%
78,090	Bitcoin Investment Trust(a)	1,201,024
19,740	Grayscale Ethereum Trust(a)	1,105,045
		2,306,069

	Total Mutual Fund
	(Cost $2,280,230)	2,306,069
SHORT TERM INVESTMENTS: 4.03%
4,775,407	Dreyfus Government Cash Management Fund - Institutional Class 0.027% (7-Day Yield)	4,775,407

	Total Short Term Investments
	(Cost $4,775,407)	4,775,407
Shares	Value (Note 2)
SHORT TERM INVESTMENTS
Total Investments: 103.34%
(Cost $100,254,953)	$122,428,712

Liabilities In Excess Of Other Assets: (3.34)%	(3,954,223)
Net Assets: 100.00%	$118,474,489

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Select trueLiberty Income Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 16.74%
Gathering & Processing: 3.19%
341	Crestwood Equity Partners LP	$5,108
609	DCP Midstream LP	7,777
601	Enable Midstream Partners LP	2,674
1,762	EnLink Midstream LLC	4,775
228	Noble Midstream Partners LP	1,817
1,357	Western Midstream Partners LP	11,060
		33,211

Liquefaction: 0.95%
274	Cheniere Energy Partners LP	9,878

Pipeline Transportation | Natural Gas: 4.23%
3,092	Energy Transfer LP	15,924
1,076	Enterprise Products Partners LP	17,829
365	TC PipeLines LP	10,275
		44,028

Pipeline Transportation | Petroleum: 8.37%
735	Genesis Energy LP	3,087
308	Holly Energy Partners LP	3,530
499	Magellan Midstream Partners LP	17,734
1,061	MPLX LP	18,260
803	NGL Energy Partners LP	1,927
666	NuStar Energy LP	6,587
486	Phillips 66 Partners LP	11,406
2,759	Plains All American Pipeline LP	17,244
833	Shell Midstream Partners LP	7,289
		87,064

	Total Common Stocks
	(Cost $192,707)	174,181

Total Investments: 16.74%
(Cost $192,707)		174,181

Other Assets In Excess Of Liabilities: 83.26%		866,432
Net Assets: 100.00%		$1,040,613

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	39

Emerald Select trueLiberty Income Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

TOTAL RETURN SWAP CONTRACT(a)
Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by the Fund*	Termination Date	Value	Unrealized Appreciation
J.P. Morgan	Alerian MLP Infrastructure Index	$–	1M LIBOR + 75 BPS	03/02/2021	$(865,425)	$–
		$–			$(865,425)	$–

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.

*	Payments made when swap contract closes.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2020 was 0.14%

40	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,290,496,732	$1,417,840	$15,323,437	$122,428,712
Cash	390	–	1,393	19
Receivable for investments sold	16,267,211	23,393	70,150	4,650,754
Receivable for shares sold	688,032	64	–	52,846
Receivable due from advisor	–	15,620	–	–
Interest and dividends receivable	10,979	198	266	38,445
Other assets	46,192	27,439	26,317	21,467
Total Assets	1,307,509,536	1,484,554	15,421,563	127,192,243
LIABILITIES:
Payable for investments purchased	9,030,706	–	85,363	8,017,352
Payable for shares redeemed	1,408,968	13,667	–	442,927
Investment advisory fees payable	648,316	–	3,378	103,491
Payable to fund accounting and administration	55,584	3,565	4,748	8,828
Payable for distribution and service fees	176,128	301	4,643	78,220
Payable for trustee fees and expenses	29,568	52	379	4,366
Payable for transfer agency fees	28,595	5,581	5,841	18,609
Payable for chief compliance officer fee	4,699	19	37	1,685
Payable for principal financial officer fee	802	6	6	334
Payable for professional fees	7,613	7,238	7,214	9,525
Accrued expenses and other liabilities	89,215	7,527	6,277	32,417
Total Liabilities	11,480,194	37,956	117,886	8,717,754
NET ASSETS	$1,296,029,342	$1,446,598	$15,303,677	$118,474,489
NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$742,975,236	$1,781,756	$9,233,901	$133,201,946
Total distributable earnings	553,054,106	(335,158)	6,069,776	(14,727,457)
NET ASSETS	$1,296,029,342	$1,446,598	$15,303,677	$118,474,489
INVESTMENTS, AT COST	$848,784,751	$1,333,430	$10,565,405	$100,254,953
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$29.40	$6.14	$15.69	$27.89
Net Assets	$149,291,161	$602,233	$12,842,020	$37,799,556
Shares of beneficial interest outstanding	5,078,186	98,105	818,300	1,355,362
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$30.86	$6.44	$16.48	$29.28
Class C: (a)
Net Asset Value, offering and redemption price per share	$24.10	$5.80	$14.92	$23.53
Net Assets	$19,244,151	$26,823	$179,957	$14,420,517
Shares of beneficial interest outstanding	798,624	4,623	12,063	612,937
Institutional Class:
Net Asset Value, offering and redemption price per share	$30.87	$6.31	$16.02	$28.88
Net Assets	$1,043,088,713	$452,769	$1,914,438	$52,692,327
Shares of beneficial interest outstanding	33,787,126	71,728	119,502	1,824,309
Investor Class:
Net Asset Value, offering and redemption price per share	$29.24	$6.18	$15.61	$26.38
Net Assets	$84,405,317	$364,773	$367,262	$13,562,089
Shares of beneficial interest outstanding	2,886,811	59,047	23,525	514,103

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	41

Consolidated Statement
Emerald Select trueLiberty Income Fund	of Assets and Liabilities

October 31, 2020 (Unaudited)

ASSETS:
Investments, at value	$174,181
Cash	922,033
Deposits with brokers for total return swap contracts	25,000
Receivable due from broker for total return swap contracts	38,144
Receivable due from advisor	33,274
Interest and dividends receivable	2,738
Prepaid offering costs	8,732
Other assets	6,506
Total Assets	1,210,608
LIABILITIES:
Payable to broker for total return swap contracts	30,000
Payable to fund accounting and administration	10,228
Payable for distribution and service fees	78
Payable for trustee fees and expenses	19,081
Payable for transfer agency fees	7,205
Payable for chief compliance officer fee	598
Payable for principal financial officer fee	136
Payable for professional fees	13,690
Accrued expenses and other liabilities	88,979
Total Liabilities	169,995
NET ASSETS	$1,040,613
NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$1,498,803
Total distributable earnings	(458,190)
NET ASSETS	$1,040,613
INVESTMENTS, AT COST	$192,707
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$4.44
Net Assets	$56,474
Shares of beneficial interest outstanding	12,728
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$4.66
Institutional Class:
Net Asset Value, offering and redemption price per share	$4.44
Net Assets	$984,139
Shares of beneficial interest outstanding	221,531

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Funds	Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$1,861,488	$17,871	$32,914	$2,060,305
Foreign taxes withheld	–	–	–	(7,493)
Total Investment Income	1,861,488	17,871	32,914	2,052,812

EXPENSES:
Investment advisory fee (Note 7)	3,617,550	6,564	55,145	615,650
Administration fee	283,083	8,945	12,442	36,996
Custodian fee	50,337	2,523	2,539	11,133
Professional fees	26,467	9,443	9,581	13,617
Transfer agent fee	105,928	15,890	17,285	57,408
Delegated transfer agent equivalent services fees
Class A	988	–	8	977
Class C	333	–	–	447
Institutional Class	558	2	–	487
Investor Class	252	–	–	2
Trustee fees and expenses	30,899	51	377	4,074
Registration/filing fees	34,208	19,761	16,563	27,833
Reports to shareholder and printing fees	48,272	406	828	14,536
Distribution and service fees
Class A	270,940	1,484	21,618	71,730
Class C	98,281	141	869	79,315
Institutional Class	227,003	–	392	2,304
Investor Class	170,445	428	465	29,011
Chief compliance officer fee	32,464	59	355	4,378
Principal financial officer fee	6,566	14	73	872
Other	25,397	5,027	4,903	8,261
Total expenses before waiver	5,029,971	70,738	143,443	979,031
Less fees waived/reimbursed by investment advisor (Note 7)	–	(59,950)	(46,180)	–
Total Net Expenses	5,029,971	10,788	97,263	979,031
NET INVESTMENT INCOME/(LOSS):	(3,168,483)	7,083	(64,349)	1,073,781

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	67,871,318	(91,392)	1,375,511	(1,016,769)
Net realized loss on foreign currency transactions	–	–	–	(514)
Net change in unrealized appreciation	231,281,263	368,692	2,210,551	24,660,248
NET REALIZED AND UNREALIZED GAIN	299,152,581	277,300	3,586,062	23,642,965
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$295,984,098	$284,383	$3,521,713	$24,716,746

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	43

Consolidated Statement
Emerald Select trueLiberty Income Fund	of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$91
Dividends	$15,922
Total Investment Income	16,013

EXPENSES:
Investment advisory fee (Note 7)	4,202
Investment advisory fee-subsidiary	375
Administration fee	33,649
Custodian fee	7,671
Professional fees	11,135
Transfer agent fee	15,276
Delegated transfer agent equivalent services fees
Trustee fees and expenses	7,713
Registration/filing fees	5,734
Reports to shareholder and printing fees	202
Distribution and service fees
Class A	113
Institutional Class	130
Offering costs	49,012
Other	6,725
Total expenses before waiver	141,937
Less fees waived/reimbursed by investment advisor (Note 7)	(136,772)
Waiver of investment advisory fees - subsidiary (Note 7)	(375)
Total Net Expenses	4,790
NET INVESTMENT INCOME:	11,223

REALIZED AND UNREALIZED LOSS
Net realized loss	(262,078)
Net realized gain on total return swap contracts	67,281
Net change in unrealized appreciation	14,654
NET REALIZED AND UNREALIZED LOSS	(180,143)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(168,920)

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment loss	$(3,168,483)	$(5,075,445)
Net realized gain	67,871,318	52,160,088
Net change in unrealized appreciation/(depreciation)	231,281,263	(170,182,635)
Net increase/(decrease) in net assets resulting from operations	295,984,098	(123,097,992)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4):
Total amount of distributions
Class A	–	(2,412,695)
Class C	–	(414,806)
Institutional Class	–	(14,304,031)
Investor Class	–	(1,302,690)
Net decrease in net assets from distributions	–	(18,434,222)
SHARE TRANSACTIONS (NOTE 6):
Class A
Proceeds from sale of shares	6,596,145	18,378,097
Issued to shareholders in reinvestment of distributions	–	2,248,340
Cost of shares redeemed	(28,695,617)	(56,197,235)
Net decrease from share transactions	(22,099,472)	(35,570,798)
Class C
Proceeds from sale of shares	357,781	210,912
Issued to shareholders in reinvestment of distributions	–	371,070
Cost of shares redeemed	(3,087,490)	(10,036,851)
Net decrease from share transactions	(2,729,709)	(9,454,869)
Institutional Class
Proceeds from sale of shares	90,808,236	179,007,496
Issued to shareholders in reinvestment of distributions	–	12,854,869
Cost of shares redeemed	(145,368,292)	(268,196,365)
Net decrease from share transactions	(54,560,056)	(76,334,000)
Investor Class
Proceeds from sale of shares	8,294,931	32,115,129
Issued to shareholders in reinvestment of distributions	–	421,168
Cost of shares redeemed	(25,149,964)	(47,153,166)
Net decrease from share transactions	(16,855,033)	(14,616,869)
Net increase/(decrease) in net assets	$199,739,828	$(277,508,750)
NET ASSETS:
Beginning of year	1,096,289,514	1,373,798,264
End of year	$1,296,029,342	$1,096,289,514

Semi-Annual Report | October 31, 2020	45

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	241,137	759,108
Distributions reinvested	–	86,708
Redeemed	(1,005,489)	(2,267,968)
Net decrease in shares outstanding	(764,352)	(1,422,152)
Class C
Sold	14,944	10,641
Distributions reinvested	–	17,356
Redeemed	(135,516)	(497,436)
Net decrease in shares outstanding	(120,572)	(469,439)
Institutional Class
Sold	3,107,053	7,079,612
Distributions reinvested	–	473,301
Redeemed	(5,020,783)	(10,537,250)
Net decrease in shares outstanding	(1,913,730)	(2,984,337)
Investor Class
Sold	311,967	1,422,635
Distributions reinvested	–	16,324
Redeemed	(944,244)	(1,954,727)
Net decrease in shares outstanding	(632,277)	(515,768)

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment income/(loss)	$7,083	$(928)
Net realized gain/(loss)	(91,392)	68,956
Net realized gain on foreign currency transactions	–	1
Net change in unrealized appreciation/(depreciation)	368,692	(829,367)
Net increase/(decrease) in net assets resulting from operations	284,383	(761,338)

SHARE TRANSACTIONS (NOTE 6):
Class A
Proceeds from sale of shares	8,317	81,565
Cost of shares redeemed	(622,431)	(1,250,904)
Net decrease from share transactions	(614,114)	(1,169,339)
Class C
Proceeds from sale of shares	–	2,800
Cost of shares redeemed	(4,998)	(2,426)
Net increase/(decrease) from share transactions	(4,998)	374
Institutional Class
Proceeds from sale of shares	9,476	28,051
Cost of shares redeemed	(140,349)	(206,696)
Net decrease from share transactions	(130,873)	(178,645)
Investor Class
Proceeds from sale of shares	29,963	65,473
Cost of shares redeemed	(47,338)	(111,875)
Net decrease from share transactions	(17,375)	(46,402)
Net decrease in net assets	$(482,977)	$(2,155,350)
NET ASSETS:
Beginning of year	1,929,575	4,084,925
End of year	$1,446,598	$1,929,575

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,448	12,034
Redeemed	(106,563)	(174,261)
Net decrease in shares outstanding	(105,115)	(162,227)
Class C
Sold	–	422
Redeemed	(913)	(331)
Net increase/(decrease) in shares outstanding	(913)	91
Institutional Class
Sold	1,534	4,134
Redeemed	(22,634)	(28,477)
Net decrease in shares outstanding	(21,100)	(24,343)
Investor Class
Sold	4,646	9,620
Redeemed	(8,679)	(16,025)
Net decrease in shares outstanding	(4,033)	(6,405)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	47

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment loss	$(64,349)	$(91,605)
Net realized gain	1,375,511	364,684
Net change in unrealized appreciation	2,210,551	362,126
Net increase in net assets resulting from operations	3,521,713	635,205

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4):
Total amount of distributions
Class A	–	(3,964)
Class C	–	(58)
Institutional Class	–	(533)
Investor Class	–	(23)
Net decrease in net assets from distributions	–	(4,578)
SHARE TRANSACTIONS (NOTE 6):
Class A
Proceeds from sale of shares	264,774	1,751,000
Issued to shareholders in reinvestment of distributions	–	3,951
Cost of shares redeemed	(555,251)	(1,534,181)
Net increase/(decrease) from share transactions	(290,477)	220,770
Class C
Proceeds from sale of shares	5,190	5,000
Issued to shareholders in reinvestment of distributions	–	58
Cost of shares redeemed	(3,782)	(14,558)
Net increase/(decrease) from share transactions	1,408	(9,500)
Institutional Class
Proceeds from sale of shares	119,006	91,854
Issued to shareholders in reinvestment of distributions	–	533
Cost of shares redeemed	(111,038)	(95,563)
Net increase/(decrease) from share transactions	7,968	(3,176)
Investor Class
Proceeds from sale of shares	34,126	230,200
Issued to shareholders in reinvestment of distributions	–	23
Cost of shares redeemed	(19,070)	(117,483)
Net increase from share transactions	15,056	112,740
Net increase in net assets	$3,255,668	$951,461
NET ASSETS:
Beginning of year	12,048,009	11,096,548
End of year	$15,303,677	$12,048,009

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Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	17,109	154,193
Distributions reinvested	–	320
Redeemed	(37,269)	(132,867)
Net increase/(decrease) in shares outstanding	(20,160)	21,646
Class C
Sold	408	457
Distributions reinvested	–	5
Redeemed	(252)	(1,352)
Net increase/(decrease) in shares outstanding	156	(890)
Institutional Class
Sold	8,546	7,672
Distributions reinvested	–	42
Redeemed	(7,241)	(7,842)
Net increase/(decrease) in shares outstanding	1,305	(128)
Investor Class
Sold	2,011	17,898
Distributions reinvested	–	2
Redeemed	(1,166)	(10,453)
Net increase in shares outstanding	845	7,447

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	49

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$1,073,781	$10
Net realized loss	(1,016,769)	(28,209,958)
Net realized gain/(loss) on foreign currency transactions	(514)	359
Net change in unrealized appreciation/(depreciation)	24,660,248	(43,340,341)
Net increase/(decrease) in net assets resulting from operations	24,716,746	(71,549,930)

SHARE TRANSACTIONS (NOTE 6):
Class A
Proceeds from sale of shares	2,167,853	9,924,216
Cost of shares redeemed	(10,481,905)	(43,496,877)
Net decrease from share transactions	(8,314,052)	(33,572,661)
Class C
Proceeds from sale of shares	231,755	848,614
Cost of shares redeemed	(5,687,553)	(23,404,122)
Net decrease from share transactions	(5,455,798)	(22,555,508)
Institutional Class
Proceeds from sale of shares	7,154,811	18,571,845
Cost of shares redeemed	(32,369,469)	(76,465,031)
Net decrease from share transactions	(25,214,658)	(57,893,186)
Investor Class
Proceeds from sale of shares	571,409	2,109,542
Cost of shares redeemed	(5,396,737)	(20,635,594)
Net decrease from share transactions	(4,825,328)	(18,526,052)
Net decrease in net assets	$(19,093,090)	$(204,097,337)
NET ASSETS:
Beginning of year	137,567,579	341,664,916
End of year	$118,474,489	$137,567,579

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	87,324	381,365
Redeemed	(388,983)	(1,392,033)
Net decrease in shares outstanding	(301,659)	(1,010,668)
Class C
Sold	10,480	33,899
Redeemed	(264,839)	(963,709)
Net decrease in shares outstanding	(254,359)	(929,810)
Institutional Class
Sold	253,964	578,457
Redeemed	(1,275,743)	(2,567,059)
Net decrease in shares outstanding	(1,021,779)	(1,988,602)
Investor Class
Sold	23,493	75,069
Redeemed	(223,754)	(698,446)
Net decrease in shares outstanding	(200,261)	(623,377)

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Consolidated Statement
Emerald Select trueLiberty Income Fund	of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Period January 2, 2020 (Inception) to April 30, 2020
OPERATIONS:
Net investment income	$11,223	$3,408
Net realized loss	(262,078)	(104,640)
Net realized gain/(loss) on swap contracts	67,281	(538,379)
Net change in unrealized appreciation/(depreciation)	14,654	(33,180)
Net decrease in net assets resulting from operations	(168,920)	(672,791)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4):
Total amount of distributions
Class A	(7,994)	–
Institutional Class	(147,006)	–
Net decrease in net assets from distributions	(155,000)	–
SHARE TRANSACTIONS (NOTE 6):
Class A
Proceeds from sale of shares	–	111,000
Issued to shareholders in reinvestment of distributions	7,993	–
Cost of shares redeemed	(524)	–
Net increase from share transactions	7,469	111,000
Institutional Class
Proceeds from sale of shares	–	2,018,800
Issued to shareholders in reinvestment of distributions	98,956	–
Cost of shares redeemed	(86,416)	(112,485)
Net increase from share transactions	12,540	1,906,315
Net increase/(decrease) in net assets	$(303,911)	$1,344,524
NET ASSETS:
Beginning of year	1,344,524	–
End of year	$1,040,613	$1,344,524

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	–	11,192
Distributions reinvested	1,641	–
Redeemed	(105)	–
Net increase in shares outstanding	1,536	11,192
Institutional Class
Sold	–	246,814
Distributions reinvested	19,221	–
Redeemed	(15,487)	(29,016)
Net increase in shares outstanding	3,734	217,798

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	51

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$23.06		$26.00	$25.99	$21.83	$17.52	$20.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)		(0.16)	(0.13)	(0.16)	(0.11)	(0.15)
Net realized and unrealized gain/(loss) on investments	6.44		(2.40)	2.61	4.32	4.42	(1.88)
Total from Investment Operations	6.34		(2.56)	2.48	4.16	4.31	(2.03)

LESS DISTRIBUTIONS:
From capital gains	–		(0.38)	(2.47)	–	–	(0.47)
Total Distributions	–		(0.38)	(2.47)	–	–	(0.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.34		(2.94)	0.01	4.16	4.31	(2.50)
NET ASSET VALUE, END OF PERIOD	$29.40		$23.06	$26.00	$25.99	$21.83	$17.52

TOTAL RETURN(b)	27.49	%(c)	(10.00)%	11.79%	19.06%	24.60%	(10.28)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$149,291		$134,755	$188,883	$239,316	$270,389	$323,603
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.73	)%(d)	(0.64)%	(0.50)%	(0.64)%	(0.57)%	(0.81)%
Operating expenses excluding reimbursement/waiver	1.02	%(d)	1.02%	1.01%	1.03%	1.08%	1.17%
Operating expenses including reimbursement/waiver	1.02	%(d)	1.02%	1.01%	1.03%	1.08%	1.17%
PORTFOLIO TURNOVER RATE	32	%(c)	48%	64%	66%	54%	45%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$18.97		$21.59	$22.18	$18.75	$15.14	$17.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.16)		(0.27)	(0.26)	(0.27)	(0.21)	(0.24)
Net realized and unrealized gain/(loss) on investments	5.29		(1.97)	2.14	3.70	3.82	(1.63)
Total from Investment Operations	5.13		(2.24)	1.88	3.43	3.61	(1.87)

LESS DISTRIBUTIONS:
From capital gains	–		(0.38)	(2.47)	–	–	(0.47)
Total Distributions	–		(0.38)	(2.47)	–	–	(0.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.13		(2.62)	(0.59)	3.43	3.61	(2.34)
NET ASSET VALUE, END OF PERIOD	$24.10		$18.97	$21.59	$22.18	$18.75	$15.14

TOTAL RETURN(b)	27.04	%(c)	(10.57)%	11.08%	18.29%	23.84%	(10.87)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,244		$17,434	$29,975	$33,197	$34,642	$42,075
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.38	)%(d)	(1.29)%	(1.15)%	(1.30)%	(1.22)%	(1.46)%
Operating expenses excluding reimbursement/waiver	1.67	%(d)	1.68%	1.66%	1.68%	1.73%	1.81%
Operating expenses including reimbursement/waiver	1.67	%(d)	1.68%	1.66%	1.68%	1.73%	1.81%
PORTFOLIO TURNOVER RATE	32	%(c)	48%	64%	66%	54%	45%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	53

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.18		$27.16	$26.94	$22.56	$18.04	$20.54
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.08)	(0.05)	(0.09)	(0.05)	(0.10)
Net realized and unrealized gain/(loss) on investments	6.75		(2.52)	2.74	4.47	4.57	(1.93)
Total from Investment Operations	6.69		(2.60)	2.69	4.38	4.52	(2.03)

LESS DISTRIBUTIONS:
From capital gains	–		(0.38)	(2.47)	–	–	(0.47)
Total Distributions	–		(0.38)	(2.47)	–	–	(0.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.69		(2.98)	0.22	4.38	4.52	(2.50)
NET ASSET VALUE, END OF PERIOD	$30.87		$24.18	$27.16	$26.94	$22.56	$18.04

TOTAL RETURN	27.67	%(b)	(9.72)%	12.17%	19.41%	25.06%	(9.97)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,043,089		$863,360	$1,050,538	$839,076	$596,550	$453,190
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.42	)%(c)	(0.32)%	(0.18)%	(0.33)%	(0.26)%	(0.51)%
Operating expenses excluding reimbursement/waiver	0.71	%(c)	0.70%	0.69%	0.72%	0.77%	0.87%
Operating expenses including reimbursement/waiver	0.71	%(c)	0.70%	0.69%	0.72%	0.77%	0.87%
PORTFOLIO TURNOVER RATE	32	%(b)	48%	64%	66%	54%	45%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$22.94		$25.88	$25.88	$21.75	$17.46	$19.97
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)		(0.17)	(0.14)	(0.17)	(0.12)	(0.16)
Net realized and unrealized gain/(loss) on investments	6.41		(2.39)	2.61	4.30	4.41	(1.88)
Total from Investment Operations	6.30		(2.56)	2.47	4.13	4.29	(2.04)

LESS DISTRIBUTIONS:
From capital gains	–		(0.38)	(2.47)	–	–	(0.47)
Total Distributions	–		(0.38)	(2.47)	–	–	(0.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.30		(2.94)	0.00	4.13	4.29	(2.51)
NET ASSET VALUE, END OF PERIOD	$29.24		$22.94	$25.88	$25.88	$21.75	$17.46

TOTAL RETURN	27.46	%(b)	(10.05)%	11.81%	18.99%	24.57%	(10.36)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$84,405		$80,740	$104,403	$107,629	$114,033	$112,526
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.77	)%(c)	(0.68)%	(0.53)%	(0.68)%	(0.61)%	(0.84)%
Operating expenses excluding reimbursement/waiver	1.06	%(c)	1.06%	1.04%	1.07%	1.12%	1.19%
Operating expenses including reimbursement/waiver	1.06	%(c)	1.06%	1.04%	1.07%	1.12%	1.19%
PORTFOLIO TURNOVER RATE	32	%(b)	48%	64%	66%	54%	45%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	55

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$5.25		$7.29	$10.45	$16.27		$13.00		$12.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.02		(0.01)	(0.02)	(0.06	)(c)	(0.07	)(c)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.87		(2.03)	(1.06)	2.13		3.34		0.44
Total from Investment Operations	0.89		(2.04)	(1.08)	2.07		3.27		0.35

LESS DISTRIBUTIONS:
From investment income	–		–	–	–		–		(0.05)
From capital gains	–		–	(2.08)	(7.89)		–		–
Total Distributions	–		–	(2.08)	(7.89)		–		(0.05)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.89		(2.04)	(3.16)	(5.82)		3.27		0.30
NET ASSET VALUE, END OF PERIOD	$6.14		$5.25	$7.29	$10.45		$16.27		$13.00

TOTAL RETURN(d)	16.95	%(e)	(27.98)%	(7.30)%	12.41%		25.15%		2.77	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$602		$1,068	$2,664	$3,959		$1,909		$340
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.70	%(f)	(0.13)%	(0.19)%	(0.42)%		(0.46)%		(1.13	)%(f)
Operating expenses excluding reimbursement/waiver	8.23	%(f)	5.35%	2.89%	2.56%		2.26%		2.69	%(f)
Operating expenses including reimbursement/waiver	1.35	%(f)	1.35%	1.35%	1.35%		1.35%		1.35	%(f)
PORTFOLIO TURNOVER RATE	73	%(e)	79%	101%	71%		66%		31	%(e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Per share amounts are based upon average shares outstanding.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

56	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$4.98		$6.96	$10.15	$16.10		$12.94		$12.68
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.00	(c)	(0.05)	(0.08)	(0.13	)(d)	(0.13	)(d)	(0.14)
Net realized and unrealized gain/(loss) on investments	0.82		(1.93)	(1.03)	2.07		3.29		0.43
Total from Investment Operations	0.82		(1.98)	(1.11)	1.94		3.16		0.29

LESS DISTRIBUTIONS:
From investment income	–		–	–	–		–		(0.03)
From capital gains	–		–	(2.08)	(7.89)		–		–
Total Distributions	–		–	(2.08)	(7.89)		–		(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.82		(1.98)	(3.19)	(5.95)		3.16		0.26
NET ASSET VALUE, END OF PERIOD	$5.80		$4.98	$6.96	$10.15		$16.10		$12.94

TOTAL RETURN(e)	16.47	%(f)	(28.45)%	(7.88)%	11.63%		24.42%		2.28	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$27		$28	$38	$108		$211		$566
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.04	%(g)	(0.76)%	(0.88)%	(0.98)%		(0.93)%		(2.06	)%(g)
Operating expenses excluding reimbursement/waiver	8.85	%(g)	6.20%	3.44%	3.20%		2.70%		3.37	%(g)
Operating expenses including reimbursement/waiver	2.00	%(g)	2.00%	2.00%	2.00%		2.00%		2.00	%(g)
PORTFOLIO TURNOVER RATE	73	%(f)	79%	101%	71%		66%		31	%(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	57

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$5.39		$7.46	$10.59	$16.35	$13.02	$12.71
INCOME FROM OPERATIONS:
Net investment income/(loss)(b)	0.03		0.02	0.01 (c)	0.00 (d)	0.02	(0.01)
Net realized and unrealized gain/(loss) on investments	0.89		(2.09)	(1.06)	2.13	3.31	0.38
Total from Investment Operations	0.92		(2.07)	(1.05)	2.13	3.33	0.37

LESS DISTRIBUTIONS:
From investment income	–		–	–	–	–	(0.06)
From capital gains	–		–	(2.08)	(7.89)	–	–
Total Distributions	–		–	(2.08)	(7.89)	–	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.92		(2.07)	(3.13)	(5.76)	3.33	0.31
NET ASSET VALUE, END OF PERIOD	$6.31		$5.39	$7.46	$10.59	$16.35	$13.02

TOTAL RETURN	17.07	%(e)	(27.75)%	(6.90)%	12.76%	25.58%	2.94	%(e)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$453		$501	$874	$3,177	$4,989	$13,691
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.05	%(f)	0.23%	0.13%	0.02%	0.13%	(0.07	)%(f)
Operating expenses excluding reimbursement/waiver	7.84	%(f)	5.12%	2.44%	2.20%	1.56%	1.75	%(f)
Operating expenses including reimbursement/waiver	1.00	%(f)	1.00%	1.00%	1.00%	1.00%	1.00	%(f)
PORTFOLIO TURNOVER RATE	73	%(e)	79%	101%	71%	66%	31	%(e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Per share amounts are based upon average shares outstanding.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Less than $0.005 per share.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

58	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$5.29		$7.33		$10.46	$16.26		$12.98		$12.68
INCOME FROM OPERATIONS:
Net investment income/(loss)(b)	0.02		(0.00	)(c)	(0.01)	(0.04	)(d)	(0.02	)(d)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.87		(2.04)		(1.04)	2.13		3.30		0.37
Total from Investment Operations	0.89		(2.04)		(1.05)	2.09		3.28		0.35

LESS DISTRIBUTIONS:
From investment income	–		–		–	–		–		(0.05)
From capital gains	–		–		(2.08)	(7.89)		–		–
Total Distributions	–		–		(2.08)	(7.89)		–		(0.05)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.89		(2.04)		(3.13)	(5.80)		3.28		0.30
NET ASSET VALUE, END OF PERIOD	$6.18		$5.29		$7.33	$10.46		$16.26		$12.98

TOTAL RETURN	16.82	%(e)	(27.83)%		(6.99)%	12.54%		25.27%		2.80	%(e)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$365		$333		$509	$556		$614		$1,946
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.77	%(f)	(0.02)%		(0.10)%	(0.25)%		(0.11)%		(0.25	)%(f)
Operating expenses excluding reimbursement/waiver	8.09	%(f)	5.39%		2.83%	2.44%		1.83%		2.14	%(f)
Operating expenses including reimbursement/waiver	1.25	%(f)	1.25%		1.25%	1.25%		1.25%		1.25	%(f)
PORTFOLIO TURNOVER RATE	73	%(e)	79%		101%	71%		66%		31	%(e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	59

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$12.13		$11.51	$13.09	$11.33	$9.69	$10.98
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.10)	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain/(loss) on investments	3.63		0.72	1.04	1.83	1.70	(1.24)
Total from Investment Operations	3.56		0.62	0.95	1.76	1.64	(1.29)

LESS DISTRIBUTIONS:
From capital gains	–		0.00 (b)	(2.53)	–	–	–
Total Distributions	–		–	(2.53)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.56		0.62	(1.58)	1.76	1.64	(1.29)
NET ASSET VALUE, END OF PERIOD	$15.69		$12.13	$11.51	$13.09	$11.33	$9.69

TOTAL RETURN(c)	29.35	%(d)	5.43%	11.53%	15.53%	16.92%	(11.75%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$12,842		$10,174	$9,397	$9,321	$10,127	$11,388
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.90	%)(e)	(0.83%)	(0.71%)	(0.58%)	(0.57%)	(0.54%)
Operating expenses excluding reimbursement/waiver	1.98	%(e)	2.25%	2.18%	2.10%	2.10%	2.01%
Operating expenses including reimbursement/waiver	1.35	%(e)	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	47	%(d)	94%	63%	138%	75%	99%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

60	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.57		$11.04	$12.75	$11.11	$9.56	$10.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)		(0.16)	(0.16)	(0.15)	(0.13)	(0.11)
Net realized and unrealized gain/(loss) on investments	3.46		0.69	0.98	1.79	1.68	(1.25)
Total from Investment Operations	3.35		0.53	0.82	1.64	1.55	(1.36)

LESS DISTRIBUTIONS:
From capital gains	–		0.00 (b)	(2.53)	–	–	–
Total Distributions	–		–	(2.53)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.35		0.53	(1.71)	1.64	1.55	(1.36)
NET ASSET VALUE, END OF PERIOD	$14.92		$11.57	$11.04	$12.75	$11.11	$9.56

TOTAL RETURN(c)	28.95	%(d)	4.84%	10.75%	14.76%	16.21%	(12.45%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$180		$138	$141	$129	$112	$101
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.55	%)(e)	(1.48%)	(1.36%)	(1.24%)	(1.22%)	(1.17%)
Operating expenses excluding reimbursement/waiver	2.63	%(e)	2.90%	2.84%	2.75%	2.76%	2.70%
Operating expenses including reimbursement/waiver	2.00	%(e)	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	47	%(d)	94%	63%	138%	75%	99%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	61

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$12.37		$11.69	$13.22	$11.41	$9.73	$10.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.06)	(0.05)	(0.04)	(0.03)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	3.70		0.74	1.05	1.85	1.71	(1.26)
Total from Investment Operations	3.65		0.68	1.00	1.81	1.68	(1.26)

LESS DISTRIBUTIONS:
From capital gains	–		0.00 (c)	(2.53)	–	–	–
Total Distributions	–		–	(2.53)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.65		0.68	(1.53)	1.81	1.68	(1.26)
NET ASSET VALUE, END OF PERIOD	$16.02		$12.37	$11.69	$13.22	$11.41	$9.73

TOTAL RETURN	29.51	%(d)	5.85%	11.81%	15.86%	17.27%	(11.46%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,914		$1,462	$1,383	$1,228	$1,048	$1,729
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60	%)(e)	(0.53%)	(0.41%)	(0.29%)	(0.28%)	(0.05%)
Operating expenses excluding reimbursement/waiver	1.67	%(e)	1.93%	1.87%	1.77%	1.78%	1.90%
Operating expenses including reimbursement/waiver	1.05	%(e)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	47	%(d)	94%	63%	138%	75%	99%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Less than $(0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

62	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07		$11.45	$13.05	$11.29	$9.67	$10.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)		(0.09)	(0.10)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain/(loss) on investments	3.67		0.71	1.03	1.84	1.69	(1.21)
Total from Investment Operations	3.54		0.62	0.93	1.76	1.62	(1.29)

LESS DISTRIBUTIONS:
From capital gains	–		0.00 (b)	(2.53)	–	–	–
Total Distributions	–		–	(2.53)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.54		0.62	(1.60)	1.76	1.62	(1.29)
NET ASSET VALUE, END OF PERIOD	$15.61		$12.07	$11.45	$13.05	$11.29	$9.67

TOTAL RETURN	29.33	%(c)	5.45%	11.41%	15.59%	16.75%	(11.77%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$367		$274	$174	$126	$88	$86
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.95	%)(d)	(0.82%)	(0.77%)	(0.65%)	(0.63%)	(0.72%)
Operating expenses excluding reimbursement/waiver	1.91	%(d)	2.17%	2.08%	2.07%	2.09%	1.91%
Operating expenses including reimbursement/waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	47	%(c)	94%	63%	138%	75%	99%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	63

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$22.89		$32.71	$46.01	$41.61	$31.27	$28.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.22		(0.03)	(0.24)	(0.29)	(0.17)	(0.06)
Net realized and unrealized gain/(loss) on investments	4.78		(9.79)	(5.35)	5.98	10.51	2.48
Total from Investment Operations	5.00		(9.82)	(5.59)	5.69	10.34	2.42

LESS DISTRIBUTIONS:
From capital gains	–		–	(7.71)	(1.29)	–	–
Total Distributions	–		–	(7.71)	(1.29)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.00		(9.82)	(13.30)	4.40	10.34	2.42
NET ASSET VALUE, END OF PERIOD	$27.89		$22.89	$32.71	$46.01	$41.61	$31.27

TOTAL RETURN(b)	21.84	%(c)	(30.02)%	(10.65)%	13.59%	33.07%	8.39%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$37,800		$37,933	$87,267	$172,338	$172,106	$110,601
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.69	%(d)	(0.10)%	(0.58)%	(0.65)%	(0.46)%	(0.21)%
Operating expenses excluding reimbursement/waiver	1.62	%(d)	1.48%	1.42%	1.41%	1.43%	1.48%
Operating expenses including reimbursement/waiver	1.62	%(d)	1.48%	1.42%	1.41%	1.43%	1.48%
PORTFOLIO TURNOVER RATE	62	%(c)	46%	55%	62%	36%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

64	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$19.38		$27.87	$40.83	$37.29	$28.20	$26.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.11		(0.20)	(0.44)	(0.51)	(0.36)	(0.24)
Net realized and unrealized gain/(loss) on investments	4.04		(8.29)	(4.81)	5.34	9.45	2.25
Total from Investment Operations	4.15		(8.49)	(5.25)	4.83	9.09	2.01

LESS DISTRIBUTIONS:
From capital gains	–		–	(7.71)	(1.29)	–	–
Total Distributions	–		–	(7.71)	(1.29)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.15		(8.49)	(12.96)	3.54	9.09	2.01
NET ASSET VALUE, END OF PERIOD	$23.53		$19.38	$27.87	$40.83	$37.29	$28.20

TOTAL RETURN(b)	21.41	%(c)	(30.46)%	(11.21)%	12.85%	32.23%	7.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14,421		$16,804	$50,079	$78,988	$76,072	$52,366
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.02	%(d)	(0.73)%	(1.23)%	(1.30)%	(1.11)%	(0.87)%
Operating expenses excluding reimbursement/waiver	2.27	%(d)	2.13%	2.07%	2.06%	2.08%	2.13%
Operating expenses including reimbursement/waiver	2.27	%(d)	2.13%	2.07%	2.06%	2.08%	2.13%
PORTFOLIO TURNOVER RATE	62	%(c)	46%	55%	62%	36%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	65

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$23.67		$33.70	$46.95	$42.30	$31.69	$29.15
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.26		0.09	(0.09)	(0.15)	(0.05)	0.03
Net realized and unrealized gain/(loss) on investments	4.95		(10.12)	(5.45)	6.09	10.66	2.51
Total from Investment Operations	5.21		(10.03)	(5.54)	5.94	10.61	2.54

LESS DISTRIBUTIONS:
From capital gains	–		–	(7.71)	(1.29)	–	–
Total Distributions	–		–	(7.71)	(1.29)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.21		(10.03)	(13.25)	4.65	10.61	2.54
NET ASSET VALUE, END OF PERIOD	$28.88		$23.67	$33.70	$46.95	$42.30	$31.69

TOTAL RETURN	22.01	%(b)	(29.76)%	(10.30)%	13.97%	33.48%	8.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$52,692		$67,358	$162,910	$221,638	$134,027	$61,654
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.95	%(c)	0.28%	(0.23)%	(0.34)%	(0.14)%	0.11%
Operating expenses excluding reimbursement/waiver	1.28	%(c)	1.13%	1.06%	1.09%	1.11%	1.15%
Operating expenses including reimbursement/waiver	1.28	%(c)	1.13%	1.06%	1.09%	1.11%	1.15%
PORTFOLIO TURNOVER RATE	62	%(b)	46%	55%	62%	36%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$21.66		$30.96	$44.05	$39.86	$29.95	$27.64
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.20		(0.04)	(0.23)	(0.25)	(0.16)	(0.07)
Net realized and unrealized gain/(loss) on investments	4.52		(9.26)	(5.15)	5.73	10.07	2.38
Total from Investment Operations	4.72		(9.30)	(5.38)	5.48	9.91	2.31

LESS DISTRIBUTIONS:
From capital gains	–		–	(7.71)	(1.29)	–	–
Total Distributions	–		–	(7.71)	(1.29)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.72		(9.30)	(13.09)	4.19	9.91	2.31
NET ASSET VALUE, END OF PERIOD	$26.38		$21.66	$30.96	$44.05	$39.86	$29.95

TOTAL RETURN	21.79	%(b)	(30.04)%	(10.64)%	13.67%	33.09%	8.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$13,562		$15,472	$41,410	$71,236	$85,557	$80,404
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.65	%(c)	(0.12)%	(0.60)%	(0.60)%	(0.46)%	(0.23)%
Operating expenses excluding reimbursement/waiver	1.66	%(c)	1.51%	1.43%	1.37%	1.43%	1.48%
Operating expenses including reimbursement/waiver	1.66	%(c)	1.51%	1.43%	1.37%	1.43%	1.48%
PORTFOLIO TURNOVER RATE	62	%(b)	46%	55%	62%	36%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	67

Emerald Select trueLiberty Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the period presented

CLASS A

	For the Six Months Ended October 31, 2020 (Unaudited)		For the Period January 2, 2020 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$5.87		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.04		0.04
Net realized and unrealized loss on investments	(0.77)		(4.17)
Total from Investment Operations	(0.73)		(4.13)

LESS DISTRIBUTIONS:
From investment income	(0.70)		–
Total Distributions	(0.70)		–
NET DECREASE IN NET ASSET VALUE	(1.43)		(4.13)
NET ASSET VALUE, END OF PERIOD	$4.44		$5.87

TOTAL RETURN	(13.22	)%(b)	(41.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$56		$66
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	1.53	%(c)	1.92	%(c)
Operating expenses excluding reimbursement/waiver	23.22	%(c)	95.87	%(c)(d)
Operating expenses including reimbursement/waiver	1.06	%(c)	1.06	%(c)(d)
PORTFOLIO TURNOVER RATE	94	%(b)	439	%(b)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating period.

See Notes to Financial Statements.

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Emerald Select trueLiberty Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the period presented

INSTITUTIONAL CLASS

	For the Six Months Ended October 31, 2020 (Unaudited)		For the Period January 2, 2020 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$5.87		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.05		0.02
Net realized and unrealized loss on investments	(0.78)		(4.15)
Total from Investment Operations	(0.73)		(4.13)

LESS DISTRIBUTIONS:
From investment income	(0.70)		–
Total Distributions	(0.70)		–
NET DECREASE IN NET ASSET VALUE	(1.43)		(4.13)
NET ASSET VALUE, END OF PERIOD	$4.44		$5.87

TOTAL RETURN	(13.09	)%(b)	(41.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$984		$1,279
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	1.83	%(c)	1.33	%(c)
Operating expenses excluding reimbursement/waiver	22.90	%(c)	45.48	%(c)(d)
Operating expenses including reimbursement/waiver	0.76	%(c)	0.76	%(c)(d)
PORTFOLIO TURNOVER RATE	94	%(b)	439	%(b)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating period.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	69

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, Emerald Banking and Finance Fund and Emerald Select trueLiberty Income Fund (each a “Fund” and collectively, the “Funds”). The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long-term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Emerald Select trueLiberty Income Fund seeks to provide current income with capital appreciation as a secondary investment objective.

Basis of Consolidation for the Emerald Select trueLiberty Income Fund: Emerald Select trueMLP Strategy Offshore Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Emerald Select trueLiberty Income Fund (the "Select Fund"). The investment objective of the Subsidiary is designed to enhance the ability of the Select Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Select Fund. The Subsidiary acts as an investment vehicle for the Select Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Select Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Select Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Select Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Select Fund, the financial statements of the Subsidiary are included in the Consolidated financial statements and financial highlights of the Select Fund. All investments held by the Subsidiary are disclosed in the accounts of the Select Fund. As of October 31, 2020, net assets of the Select Fund were $1,040,613 of which $164,395 or 15.80%, represented the Select Fund's ownership of all issued shares and voting rights of the Subsidiary.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

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Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of October 31, 2020:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$1,284,423,611	$–	$–	$1,284,423,611
Short Term Investments	6,073,121	–	–	6,073,121
TOTAL	$1,290,496,732	$–	$–	$1,290,496,732

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Small Cap Value Fund
Common Stocks	$1,415,961	$–	$–	$1,415,961
Short Term Investments	1,879	–	–	1,879
TOTAL	$1,417,840	$–	$–	$1,417,840

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$14,933,367	$–	$–	$14,933,367
Exchange Traded Funds	304,640	–	–	304,640
Short Term Investments	85,430	–	–	85,430
TOTAL	$15,323,437	$–	$–	$15,323,437

Semi-Annual Report | October 31, 2020	71

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks	$115,347,236	$–	$–	$115,347,236
Short Term Investments	4,775,407	–	–	4,775,407
Mutual Fund	2,306,069	–	–	2,306,069
TOTAL	$122,428,712	$–	$–	$122,428,712

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Select trueLiberty Income Fund
Common Stocks	$174,181	$–	$–	$174,181
TOTAL	$174,181	$–	$–	$174,181

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the six months ended October 31, 2020, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Select Fund. Amounts amortized during the six months ended October 31, 2020 for the Select Fund are shown on the Consolidated Statement of Operations.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

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Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

As of and during the six months ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Select Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Select Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Select Fund and/or the termination value at the end of the contract.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts.

Risk of Investing in Derivatives: Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Select Fund. Typically, the associated risks are not the risks that the Select Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Select Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Select Fund. In addition, use of derivatives may increase or decrease exposure equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The Select Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Select Fund will receive a payment from or make a payment to the counterparty. The Select Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices, or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Select Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon reset of a swap contract. Swap agreements held as of October 31, 2020 are disclosed in the Consolidated Schedule of Investments.

Semi-Annual Report | October 31, 2020	73

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Cash collateral is being pledged to cover derivative obligations of the Select Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as deposits with brokers for total return swap contracts and payable to broker for total return swap contracts, respectively. Non-cash collateral pledged by the Select Fund, if any, is noted in the Consolidated Statement of Investments.

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Emerald Select trueLiberty Income Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$67,281	$–
Total		$67,281	$–

Volume of Derivative Instruments for the Fund during the period ended October 31, 2020 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Emerald Select trueLiberty Income Fund
Equity Contracts (Total Return Swap Contract)	Notional Quantity	764,752

4.  TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$471,104,248	$(35,367,344)	$435,736,904	$854,759,828
Emerald Small Cap Value Fund	186,696	(123,631)	63,065	1,354,775
Emerald Insights Fund	4,905,499	(387,932)	4,517,567	10,805,869
Emerald Banking and Finance Fund	28,296,859	(6,179,484)	22,117,375	100,311,337
Emerald Select trueLiberty Income Fund	763,197	(904,293)	(141,096)	315,277

The Emerald Small Cap Value Fund and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2021, capital losses recognized during the period November 1, 2019 to April 30, 2020 in the amount of $1,545 and $32,899,245, respectively.

Ordinary Losses: As of April 30, 2020, the Emerald Growth Fund and Emerald Insights Fund elected to defer to the period ending April 30, 2021, late year ordinary losses in the amount of $1,610,654 and $34,605, respectively.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year or period ended April 30, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$18,434,222
Emerald Small Cap Value Fund	–	–
Emerald Insights Fund	–	4,578
Emerald Banking and Finance Fund	–	–
Emerald Select trueLiberty Income Fund	–	–

74	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

5.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended October 31, 2020 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$389,248,823	$479,835,046
Emerald Small Cap Value Fund	1,198,532	1,899,986
Emerald Insights Fund	6,609,167	6,655,572
Emerald Banking and Finance Fund	76,352,730	115,781,863
Emerald Select trueLiberty Income Fund	301,809	220,618

6.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

7.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Semi-Annual Report | October 31, 2020	75

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

Emerald Select trueLiberty Income Fund
Average Total Net Assets	Contractual Fee
Up to and including $1B	0.68%
Over $1B	0.64%

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the six months ended October 31, 2020, this amount equaled $375 and is disclosed in the Consolidated Statement of Operations for the Select Fund.

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Fund’s average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2020 through August 31, 2021, for all Fund's except the Select Fund, which is in effect from September 20, 2019 through August 31, 2021. The prior Expense Agreement was in effect from September 1, 2019 through August 31, 2020 for all Fund's except the Select Fund. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue this waiver, prior to August 31, 2021, without the approval by the Fund’s Board, for all Fund's except the Select Fund, which is August 31, 2021. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2020 are disclosed in the Statements of Operations and the Consolidated Statement of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

Emerald Select trueLiberty Fund
Class A	Institutional Class
1.06%	0.76%

76	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

For the six months ended October 31, 2020, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$29,061	$–
Class C	966	–
Institutional Class	18,185	–
Investor Class	11,738	–
Emerald Insights Fund
Class A	$39,024	$–
Class C	548	–
Institutional Class	5,754	–
Investor Class	854	–
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Select trueLiberty Income Fund
Class A	$7,146	$–
Class C	–	–
Institutional Class	129,626	–
Investor Class	–	–

Semi-Annual Report | October 31, 2020	77

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

As of October 31, 2020, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2021	Expires 2022	Expires 2023	Expires 2024	Total
Emerald Growth Fund
Class A	$–	$–	$–	$–	$–
Class C	–	–	–	–	–
Institutional Class	–	–	–	–	–
Investor Class	–	–	–	–	–
Emerald Small Cap Value Fund
Class A	$19,439	$63,581	$72,647	$29,061	$184,728
Class C	1,410	936	1,556	966	4,868
Institutional Class	25,158	27,060	30,474	18,185	100,876
Investor Class	3,595	8,872	18,986	11,738	43,191
Emerald Insights Fund
Class A	$35,575	$77,413	$88,177	$39,024	$240,190
Class C	473	1,019	1,283	548	3,323
Institutional Class	4,128	11,141	12,318	5,754	33,340
Investor Class	339	1,004	1,098	854	3,295
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–	$–
Class C	–	–	–	–	–
Institutional Class	–	–	–	–	–
Investor Class	–	–	–	–	–
Emerald Select trueLiberty Income Fund
Class A	$–	$–	$22,352	$7,146	$29,499
Institutional Class	–	–	89,728	129,626	219,354

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the period or year ended October 31, 2020 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’

78	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the six months ended October 31, 2020, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2020 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations or Consolidated Statement of Operations.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2020	79

Emerald Funds	Additional Information

October 31, 2020 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

80	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds do not share with non- affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2020	81

Emerald Funds	Privacy Policy

WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

82	www.emeraldmutualfunds.com

Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

SEMI-ANNUAL

October 31, 2020

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.GrandeurPeakGlobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-855-377-PEAK (7325) to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.GrandeurPeakGlobal.com.

Shareholder Letter	2
Performance Update	7
Disclosure of Fund Expenses	34
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	37
Grandeur Peak Global Contrarian Fund	40
Grandeur Peak Global Micro Cap Fund	43
Grandeur Peak Global Opportunities Fund	46
Grandeur Peak Global Reach Fund	50
Grandeur Peak Global Stalwarts Fund	55
Grandeur Peak International Opportunities Fund	58
Grandeur Peak International Stalwarts Fund	62
Grandeur Peak US Stalwarts Fund	65
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	73
Grandeur Peak Global Contrarian Fund	74
Grandeur Peak Global Micro Cap Fund	75
Grandeur Peak Global Opportunities Fund	76
Grandeur Peak Global Reach Fund	77
Grandeur Peak Global Stalwarts Fund	78
Grandeur Peak International Opportunities Fund	79
Grandeur Peak International Stalwarts Fund	80
Grandeur Peak US Stalwarts Fund	81
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	82
Grandeur Peak Global Contrarian Fund	84
Grandeur Peak Global Micro Cap Fund	85
Grandeur Peak Global Opportunities Fund	86
Grandeur Peak Global Reach Fund	88
Grandeur Peak Global Stalwarts Fund	90
Grandeur Peak International Opportunities Fund	92
Grandeur Peak International Stalwarts Fund	94
Grandeur Peak US Stalwarts Fund	96
Notes to Financial Statements	97
Disclosure Regarding Approval of Fund Advisory Agreement	117
Additional Information	119
Privacy Policy	120

Grandeur Peak Funds®	Shareholder Letter

October 31, 2020 (Unaudited)

Dear Fellow Shareholders,

After another surprisingly strong period of stock market performance, the thought that strikes us is: “Don’t fight the Fed.” The Federal Reserve Bank (aka: The Fed, aka: The Central Bank, aka: The Most Powerful Financial Institution on the Planet), was founded by the US Congress in 1913. Its creation was precipitated by repeated financial panics culminating in a crisis in 1907 known as “The Knickerbocker Crisis”1.

Over a 3-week period in (you guessed it) October, the Knickerbocker Crisis began with a fascinating (to us market historians) scheme to pump up the shares of the United Copper Company by Otto Heinze, whose family controlled the company. When the scheme failed and the shares of the company plummeted, Otto Heinze was ruined, which then set off a chain of events that rippled through the banking system. Unable to collect on his debts, Otto’s brokerage firm failed. Next, the State Savings Bank of Butte Montana (which was owned by Otto’s brother Augustus), failed due to its large holdings of United Copper shares that it held as collateral against some of its loans. Augustus Heinze was also the president of the Mercantile National Bank in New York, and as news of the collapse of the Montana bank spread, there was a run on the New York bank.

From there, many other financial institutions that were associated with Augustus started to topple, including the Knickerbocker Trust Company, the third largest Trust Company in New York. On October 22, in less than three hours, $8 million (about $220 million in 2020 dollars) was withdrawn and by noon the Knickerbocker was forced to suspend operations. (Where was George Bailey when they needed him?) Of course the panic kept spreading from there: stock prices plummeted, the US economy entered a lengthy contraction, industrial production dropped, bankruptcies skyrocketed, unemployment jumped, and yada, yada, yada.

In May 1908, Congress passed the Aldrich–Vreeland Act, which established the National Monetary Commission to investigate the panic and to propose legislation to regulate banking. Finally, after five years of study (Senator Nelson Aldrich, the chairman of the National Monetary Commission, actually moved to Europe for two years to study Europe’s banking systems), hearings, proposals, amendments and debates, Congress passed the Federal Reserve Act in December, 1913. And with the newly established Federal Reserve System (aka: The Fed, aka: the Central Bank, aka: The Most Powerful Financial Institution on the Planet), the US Economy lived happily ever after, and there was never another Financial Crisis ever again.

In an essay published in December 2011 by the Federal Reserve Bank of Richmond, Aaron Steelman (who at the time was the Director of Publications in the Research Dept. at the Fed Richmond)2 describes the evolution of the Fed’s mandate from Congress to “promote effectively the dual goals of maximum employment and stable prices” (what is now known as the famous “Dual Mandate”). During its 100-year-plus history, the Federal Reserve has evolved considerably regarding both the scope of its duties and the actions it has taken to meet them. More recently, it seems the Fed’s main role has been the “buyer of last resort” for all kinds of financial instruments. At this point, it seems that the “stable prices” bit of the Dual Mandate no longer refers to the common view of Inflation, but rather to the stability of the US Stock Market.

Remember the ‘80s? Remember how everyone was freaking out because Reagan turned on the Debt spigot and grew the Total National Debt from $964 billion at January 1981 to $3.5 Trillion ten years later (January 1991), as shown in Exhibit 1.

[1]

This was the first Knickerbocker crisis. Many more Knickerbocker crises would befall the NBA over the ensuing years, culminating in a horrendous 2013 season as documented by Ohm Youngmisuk, and ESPN Staff Writer

(https://www.espn.com/new-york/nba/story/_/id/9991756/new-york-knicks-fallen-apart)

[2]	Federal Reserve Bank of Richmond: December 2011, EB11-12, The Federal Reserve’s “Dual Mandate”: The Evolution of an Idea (https://www.richmondfed.org/-/media/richmondfedorg/publications/research/economic_brief/2011/pdf/eb_11-12.pdf)

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2020 (Unaudited)

Exhibit 1: Federal Debt: Total Public Debt (GFDEBTN): Jan 1966 – Jan 1991

Source: Federal Reserve Economic Data (FRED); Federal Reserve Bank of St. Louis

The data for Exhibit 1 only go back to January 1966, from that period through January 1981, the Federal debt grew at a 7.6% cumulative annualized growth rate (CAGR). Over the decade of the 1980s, the rate of growth jumped to 13.6%. It’s hard to track down what all that debt was spent on -- the Federal Reserve Economic Data (FRED) set only publishes data on the Assets side of the Fed’s balance sheet back to December 2002 -- but we’re pretty sure the government was buying tanks, nuclear warheads, ships, and guns, and not toxic Mortgage Backed Securities and High Yield Bond ETFs.

In December 2002, the assets on the Fed’s balance sheet stood at $720 billion, while Total Public Debt at that time was $6,461 billion. You are no doubt aware of what happened to the US Balance sheet post the 2008 Crisis as the Fed pulled out all the stops to save the Global Economy. But just as a quick reminder we present Exhibit 2.

Semi-Annual Report | October 31, 2020	3

Grandeur Peak Funds®	Shareholder Letter

October 31, 2020 (Unaudited)

Exhibit 2: Total Public Debt (GFDEBTN) vs. Total Assets (WALCL): Dec 2002 – Jan 2010

Source: Federal Reserve Economic Data (FRED); Federal Reserve Bank of St. Louis

Over the period shown, Total Public Debt grew from $6,461 billion to $12,773, a CAGR of 10.2%. But over just a 12-week period in September and October of 2008, the Fed grew its Assets by 130% to $2.3 Trillion. And guess what? Their “Quantitative Easing” (QE) strategy worked. After having fallen by 50% from October 2008 to February 2009, the US Stock Market (as measured by the S&P 500) began a steady climb out of its deep, dark hole, reaching its previous high by March 2012, as shown in Exhibit 3.

Exhibit 3: S&P 500 Index Total Return: Oct 2007 – Mar 2012

Source: S&P Dow Jones Indices

And thus a new era of Fed Policy was born and its Dual Mandate was effectively changed to “promote effectively the dual goals of maximum employment and maximum Retirement Account balances”. Over the past 8-plus years, since the S&P 500 regained its High Watermark, the Fed has just kept buying and buying, sending the Stock Market to ever dizzying heights and valuation. Exhibit 4 shows the growth in the Fed’s Assets since Oct 2008.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2020 (Unaudited)

Exhibit 4: Total Assets (WALCL): Oct 2008 – Sep 2020

Source: Federal Reserve Economic Data (FRED); Federal Reserve Bank of St. Louis

This year’s round of buying, beginning in February 2020, makes the 2008 round of QE look like a Kardashian’s weekend spree to Vegas. So if you’re sitting here pouring over the horrendous economic data coming out of the US Bureau of Economic Analysis (BEA)3 and scratching your head trying to understand why the S&P 500 is once again hitting all-time highs, just smile and nod at your good old pal The Fed, and take Bobby McFerrin’s advice: “Don’t Worry, Be Happy.”4

Business Update

Five months into our work-from-home approach, we were optimistic that cautiously returning the team back to our office in Salt Lake City was possible. However, shortly after Labor Day, the COVID-19 cases began to rise in the local community and so we postponed our transition. Instead, team members may coordinate with their respective officemates and utilize our offices by request. We remain committed to doing our part to reduce the potential impact of the pandemic on our communities, as we are fortunate to be able to be equally effective working from our home offices.

Juliette Douglas has been named a co-Portfolio Manager of the Grandeur Peak International Opportunities Fund (GPIOX/GPIIX), joining Blake Walker, CEO who has managed the Fund since its inception. Mark Madsen (CFA, MAcc), who has been serving as a co-Portfolio Manager will now be a Guardian Portfolio Manager of the Fund, along with Robert Gardiner (CFA).

Ms. Douglas is Deputy Director of Research and a Portfolio Manager on the International Opportunities Fund and Global Reach Fund. Ms. Douglas joined Grandeur Peak in 2013 from Adidas, where she was a financial analyst. Prior to Adidas, Ms. Douglas had worked at Wasatch Advisors. Ms. Douglas graduated with honors from Westminster College where she earned a Bachelor of Science in Business, with a concentration in Finance.

Effective September 1, 2020, we modified the fee waivers on the following funds as follows:

●	Grandeur Peak Global Opportunities Fund (GPGOX/GPGIX): management fee lowered to 1.00% on assets above $500 million
●	Grandeur Peak Internationals Opportunities Fund (GPIOX/GPIIX): management fee lowered to 1.00% on assets above $500 million
●	Grandeur Peak Emerging Markets Opportunities Fund (GPEOX/GPEIX): management fee lowered to 1.00% on assets above $400 million

Our intent in offering these fee waivers is to share the economic success of these funds with shareholders. It has been our stated intent from the founding of the firm to share economic success with our team, our clients, and our local and global community.

In addition, we have lowered our account minimums to $1,000 for direct investors to make it easier for young investors to begin investing. The account minimum for minors remains just $100.

We continue to monitor our fund flows as part of our responsibility to control asset levels. The majority of our funds remain open to new investors with two exceptions: the International Stalwarts and Global Micro Cap Funds are Soft Closed meaning they are available to existing investors who

[3]	Real GDP down -31.4% in Q2; Personal Consumption down -33.2%; Unemployment Rate at 8.4% after hitting 15% in April; yada, yada, yada (https://www.bea.gov/news/glance)

[4]	https://www.youtube.com/watch?v=d-diB65scQU

Semi-Annual Report | October 31, 2020	5

Grandeur Peak Funds®	Shareholder Letter

October 31, 2020 (Unaudited)

make additional purchases or to new investors who make direct purchases. We will seek to be transparent and maintain open communication on product status as market conditions evolve.

Recently, we were pleased to mark the very successful 5-year anniversary of our Global Stalwarts and International Stalwarts Funds, as well as the 1-year anniversary of the Global Contrarian Fund. From their inception, the Stalwarts Funds have set out to find what we believe are the highest quality companies (primarily small- and mid-cap) with sustainable competitive advantages and nice growth opportunities. The team has been led by Randy Pearce, Chief Investment Officer and Portfolio Manager, and Brad Barth, Deputy CIO and Portfolio Manager. Our hope was that having these strategies which focus on companies larger than $1.5B in market cap, we’d be able to enhance and improve our research process. The team’s focus on quality has had a lasting impact across all of our strategies and has generated meaningful performance for our shareholders over the past five years.

We are happy to have Conner Whipple and Spencer Hackett join us again full time after completing advanced degrees. Conner received an MBA from Oxford University and Spencer completed a Masters in Finance at the University of Utah. We support the ongoing educational and development goals of our team and look forward to the additional value they bring to our process and we expect, in turn, to our shareholders.

We are grateful for you, our partners, for choosing to take this journey with us. Despite the volatility or uncertainty that may exist in either the markets or the world broadly, we take comfort in the relationships we’ve been able to develop with you over the years and appreciate your interest in us.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf

Sincerely,

Your Grandeur Peak Team

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Grandeur Peak Global Advisors.

A mortgage-backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages. The mortgages are aggregated and sold to a group of individuals that securitizes, or packages, the loans together into a security that investors can buy.

The term "high-yield funds" generally refers to mutual funds or exchange-traded funds (ETFs) that hold stocks that pay above-average dividends, bonds with above-average interest payments, or a combination of both.

Quantitative easing is a monetary policy whereby a central bank purchases at scale government bonds or other financial assets in order to inject money into the economy to expand economic activity.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	26.02%	13.85%	4.58%	7.58%	6.11%	1.78%	1.78%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	26.21%	14.18%	4.85%	7.82%	6.35%	1.53%	1.53%
MSCI Emerging Markets SMID Cap Index(d)	19.94%	-0.46%	-1.81%	3.75%	1.96%
MSCI Emerging Markets IMI Index(e)	21.54%	8.00%	1.84%	7.75%	4.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

  October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	74.2%
Latin America	9.3%
Europe	8.9%
North America	3.7%
Africa/Middle East	4.0%
Cash, Cash Equivalents, & Other Net Assets	-0.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	3.6%
WNS Holdings, Ltd.	2.6%
Metropolis Healthcare, Ltd.	2.2%
Poya International Co., Ltd.	2.2%
Dino Polska SA	2.0%
Voltronic Power Technology Corp.	1.8%
Pagseguro Digital, Ltd.	1.8%
Bajaj Finance, Ltd.	1.6%
Locaweb Servicos de Internet SA	1.6%
Man Wah Holdings, Ltd.	1.6%
Total	21.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	9

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

			Since	Expense Ratio(b)
	6 Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	24.94%	8.27%	10.00%	4.08%	1.36%
MSCI All Country World Index Small Cap Value(d)	13.40%	-11.66%	-10.04%
MSCI All Country World Index Small Cap(e)	18.88%	0.69%	1.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2020	11

Grandeur Peak Global Contrarian Fund	Performance Update

  October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	32.6%
Europe	28.5%
North America	19.1%
Japan	12.0%
Australia/New Zealand	4.2%
Latin America	1.8%
Africa/Middle East	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Systemax, Inc.	2.9%
Fiducian Group, Ltd.	2.2%
Bioteque Corp.	2.1%
Xin Point Holdings, Ltd.	2.0%
Trancom Co., Ltd.	1.8%
Selamat Sempurna Tbk PT	1.7%
Barrett Business Services, Inc.	1.7%
Hackett Group, Inc.	1.7%
Tokai Carbon Korea Co., Ltd.	1.5%
Kri-Kri Milk Industry SA	1.5%
Total	19.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Expense Ratio(b)
						Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	42.81%	36.63%	10.54%	13.33%	13.02%	2.06%	2.00%
MSCI All Country World Index Small Cap(d)	18.88%	0.69%	1.83%	6.88%	6.85%
MSCI World Micro Cap Index(e)	22.64%	5.63%	0.30%	7.08%	6.90%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred . This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	13

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	39.8%
Asia ex Japan	24.8%
Japan	16.2%
North America	10.1%
Australia/New Zealand	8.3%
Latin America	0.8%
Africa/Middle East	0.4%
Cash, Cash Equivalents, & Other Net Assets	-0.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Sarantis SA	2.7%
Kogan.com, Ltd.	2.7%
Musti Group Oyj	2.5%
M&A Capital Partners Co., Ltd.	2.4%
Joint Corp.	2.4%
SwedenCare AB	2.3%
Vaibhav Global, Ltd.	2.1%
Fiducian Group, Ltd.	1.7%
Vega Corp. Co., Ltd.	1.6%
Westwing Group AG	1.6%
Total	22.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	15

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Expense Ratio(b)
						Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	32.41%	27.55%	10.09%	12.44%	14.05%	1.62%	1.62%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	32.52%	27.74%	10.35%	12.67%	14.35%	1.37%	1.37%
MSCI All Country World Index Small Cap(d)	18.88%	0.69%	1.83%	6.88%	9.26%
MSCI All Country World Index IMI(e)	14.43%	4.84%	5.54%	8.47%	9.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture .. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2020	17

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	36.7%
North America	28.3%
Asia ex Japan	21.3%
Japan	9.3%
Latin America	2.3%
Australia/New Zealand	1.4%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	-0.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Dechra Pharmaceuticals PLC	2.6%
Silergy Corp.	2.4%
EPAM Systems, Inc.	2.2%
B&M European Value Retail SA	2.0%
Endava PLC	1.9%
Heska Corp.	1.7%
CVS Group PLC	1.5%
WNS Holdings, Ltd.	1.5%
Metropolis Healthcare, Ltd.	1.4%
Power Integrations, Inc.	1.4%
Total	18.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	31.44%	24.60%	10.06%	12.26%	11.82%	1.52%	1.52%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	31.64%	24.91%	10.34%	12.54%	12.09%	1.27%	1.27%
MSCI All Country World Small Cap Index(d)	18.88%	0.69%	1.83%	6.88%	7.16%
MSCI All Country World IMI Index(e)	14.43%	4.84%	5.54%	8.47%	8.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	19

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	33.4%
North America	28.6%
Asia ex Japan	20.5%
Japan	7.6%
Australia/New Zealand	4.0%
Latin America	3.2%
Africa/Middle East	2.4%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	1.8%
Endava PLC	1.4%
EPAM Systems, Inc.	1.2%
First Republic Bank	1.2%
Wix.com, Ltd.	1.2%
Esker SA	1.1%
WNS Holdings, Ltd.	1.1%
B&M European Value Retail SA	1.1%
BayCurrent Consulting, Inc.	1.0%
Impax Asset Management Group PLC	1.0%
Total	12.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	21

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)	29.36%	26.24%	11.39%	13.40%	14.04%	1.24%	1.24%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)	29.49%	26.58%	11.66%	13.69%	14.32%	0.99%	0.99%
MSCI All Country World Mid Cap Index(d)	16.72%	1.34%	3.41%	6.82%	7.70%
MSCI All Country World Small Cap Index(e)	18.88%	0.69%	1.83%	6.88%	7.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2020	23

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	41.7%
Europe	27.5%
Asia ex Japan	18.8%
Japan	5.7%
Australia/New Zealand	1.9%
Latin America	1.7%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	1.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	3.3%
First Republic Bank	3.3%
WNS Holdings, Ltd.	3.0%
EPAM Systems, Inc.	2.8%
Dechra Pharmaceuticals PLC	2.6%
B&M European Value Retail SA	2.2%
Power Integrations, Inc.	2.1%
Pluralsight, Inc.	2.1%
Bajaj Finance, Ltd.	1.9%
Endava PLC	1.7%
Total	25.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	33.22%	24.76%	6.80%	10.74%	12.64%	1.62%	1.62%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	33.33%	25.12%	7.03%	11.00%	12.88%	1.37%	1.37%
MSCI All Country World Index ex USA Small Cap Index(d)	18.02%	0.44%	-0.20%	5.41%	6.50%
MSCI All Country World IMI ex USA Index(e)	13.17%	-1.85%	0.22%	4.85%	5.44%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	25

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	39.6%
Asia ex Japan	26.8%
Japan	14.2%
North America	6.9%
Australia/New Zealand	4.1%
Latin America	3.8%
Africa/Middle East	1.6%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
EPAM Systems, Inc.	2.4%
Dechra Pharmaceuticals PLC	2.4%
Silergy Corp.	2.3%
WNS Holdings, Ltd.	1.8%
B&M European Value Retail SA	1.8%
CVS Group PLC	1.7%
Metropolis Healthcare, Ltd.	1.5%
Endava PLC	1.4%
Riverstone Holdings, Ltd./Singapore	1.4%
BayCurrent Consulting, Inc.	1.3%
Total	18.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	27

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)	29.33%	26.10%	9.79%	12.82%	13.79%	1.17%	1.17%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)	29.56%	26.51%	10.07%	13.10%	14.06%	0.92%	0.92%
MSCI All Country World ex USA Mid Cap Index(d)	14.10%	-3.24%	-0.44%	4.46%	5.38%
MSCI All Country World ex USA Small Index(e)	18.02%	0.44%	-0.20%	5.41%	6.21%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2020	29

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	43.8%
Asia ex Japan	25.7%
North America	11.5%
Japan	9.2%
Latin America	3.1%
Australia/New Zealand	2.9%
Africa/Middle East	1.5%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	4.1%
EPAM Systems, Inc.	3.6%
WNS Holdings, Ltd.	3.6%
B&M European Value Retail SA	3.5%
Dechra Pharmaceuticals PLC	3.4%
Nihon M&A Center, Inc.	2.5%
Bajaj Finance, Ltd.	2.2%
Endava PLC	2.0%
St. James's Place PLC	2.0%
Systena Corp.	1.8%
Total	28.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

		Since	Expense Ratio(b)
	6 Month	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	30.34%	71.40%	6.10%	1.00%
MSCI USA Mid Cap Index(d)	19.51%	48.87%
MSCI USA Small Cap Index(e)	19.71%	50.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2020	31

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	83.3%
Europe	6.0%
Asia ex Japan	4.3%
Latin America	1.7%
Africa/Middle East	1.4%
Cash, Cash Equivalents, & Other Net Assets	3.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	4.0%
EPAM Systems, Inc.	3.7%
WNS Holdings, Ltd.	3.1%
Heska Corp.	3.1%
Paycom Software, Inc.	2.7%
Pluralsight, Inc.	2.6%
Qualys, Inc.	2.5%
Endava PLC	2.5%
Power Integrations, Inc.	2.3%
Goosehead Insurance, Inc.	2.0%
Total	28.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	33

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2020 through October 31, 2020.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During period May 1, 2020 - October 31, 2020(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,260.20	1.74%	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$1,262.10	1.50%	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	1.50%	$7.63
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$1,000.00	$1,249.40	1.35%	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,428.10	2.00%	$12.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,324.10	1.56%	$9.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	1.56%	$7.93
Institutional Class
Actual	$1,000.00	$1,325.20	1.31%	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.31%	$6.67
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,314.40	1.53%	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	1.53%	$7.78
Institutional Class
Actual	$1,000.00	$1,316.40	1.29%	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.29%	$6.56
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,294.50	1.22%	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	1.22%	$6.21
Institutional Class
Actual	$1,000.00	$1,295.80	0.97%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	0.97%	$4.94
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,332.20	1.57%	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Class
Actual	$1,000.00	$1,333.30	1.32%	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.32%	$6.72
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,295.10	1.15%	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class
Actual	$1,000.00	$1,297.40	0.90%	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$1,000.00	$1,303.40	1.00%	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

Semi-Annual Report | October 31, 2020	35

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (100.06%)
Argentina (1.25%)
Globant SA(a)	31,692	$5,723,892

Bangladesh (0.79%)
Square Pharmaceuticals, Ltd.	1,557,448	3,645,990

Brazil (7.41%)
Arco Platform, Ltd., Class A(a)	110,316	3,759,569
Fleury SA	720,300	3,449,637
Hypera SA	466,300	2,266,508
Locaweb Servicos de Internet SA(a)(b)(c)	623,500	7,493,366
Magazine Luiza SA	544,000	2,325,625
Pagseguro Digital, Ltd., Class A(a)	220,100	8,057,861
Raia Drogasil SA	507,000	2,132,988
TOTVS SA	607,700	2,856,363
Vasta Platform(a)	147,200	1,701,632
		34,043,549

China (23.85%)
AK Medical Holdings, Ltd.(b)(c)	978,000	2,188,361
Alibaba Group Holding, Ltd., Sponsored ADR(a)	24,000	7,312,560
ANTA Sports Products, Ltd.	337,000	3,741,088
Autohome, Inc., ADR	15,775	1,507,301
Baozun, Inc., Sponsored ADR(a)	91,975	3,365,365
CSPC Pharmaceutical Group, Ltd.	3,774,720	4,008,473
Fu Shou Yuan International Group, Ltd.	2,332,000	2,402,113
Hangzhou Robam Appliances Co., Ltd., Class A	840,700	4,602,456
Hangzhou Tigermed Consulting Co., Ltd., Class A	176,250	3,273,693
HUYA, Inc., ADR(a)	130,177	2,915,965
Jiangsu Hengrui Medicine Co., Ltd., Class A	175,080	2,328,657
Koolearn Technology Holding, Ltd.(a)(b)(c)	869,000	2,813,617
Li Ning Co., Ltd.	819,000	4,268,579
Man Wah Holdings, Ltd.	5,360,400	7,481,178
ManpowerGroup Greater China, Ltd.(c)	2,043,000	3,655,189
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	35,425	5,681,462
O2Micro International, Ltd., ADR(a)	403,566	2,590,894
Silergy Corp.	267,422	16,487,336
Suofeiya Home Collection Co., Ltd., Class A	1,113,400	4,700,285
Tencent Holdings, Ltd.	61,900	4,729,510
TK Group Holdings, Ltd.	7,805,000	2,318,101
	Shares	Value (Note 2)
China (continued)
Trip.com Group, Ltd., ADR(a)	178,200	$5,125,032
WuXi AppTec Co., Ltd., Class H(b)(c)	334,000	5,340,092
Wuxi Biologics Cayman, Inc.(a)(b)(c)	137,000	3,847,471
Yum China Holdings, Inc.	53,475	2,846,474
		109,531,252

Colombia (0.69%)
Parex Resources, Inc.(a)	324,731	3,161,271

Egypt (0.64%)
African Export-Import Bank, GDR	500,000	1,640,000
Integrated Diagnostics Holdings PLC(b)(c)	371,100	1,304,416
		2,944,416

Georgia (1.29%)
Bank of Georgia Group PLC(a)	185,712	2,159,665
Georgia Capital PLC(a)	186,468	889,015
TBC Bank Group PLC(a)	240,293	2,862,795
		5,911,475

Greece (2.09%)
JUMBO SA	262,100	3,673,670
Sarantis SA	603,670	5,940,873
		9,614,543

Hong Kong (3.25%)
Jacobson Pharma Corp., Ltd.(c)	11,362,000	1,674,742
Plover Bay Technologies, Ltd.(c)	8,956,000	937,386
Techtronic Industries Co., Ltd.	351,000	4,727,739
Value Partners Group, Ltd.	6,626,800	2,903,624
Vitasoy International Holdings, Ltd.	1,156,383	4,677,461
		14,920,952

India (15.58%)
Avenue Supermarts, Ltd.(a)(b)(c)	62,000	1,874,428
Bajaj Finance, Ltd.	169,370	7,555,335
City Union Bank, Ltd.	1,468,575	2,921,814
Computer Age Management Services, Ltd.(a)	81,312	1,422,926
Cyient, Ltd.	668,095	3,559,786
EPL, Ltd.	646,464	2,163,555
Gulf Oil Lubricants India, Ltd.	213,607	1,900,458
Happiest Minds Technologies, Ltd.(a)	659,147	3,014,781
HCL Technologies, Ltd.	83,500	950,030
HDFC Bank, Ltd.(a)	324,635	5,184,401
IndiaMart InterMesh, Ltd.(b)(c)	112,613	7,377,498
L&T Technology Services, Ltd.(b)(c)	172,763	3,884,102

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	37

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
India (continued)
Marico, Ltd.	345,835	$1,665,316
Metropolis Healthcare, Ltd.(b)(c)	384,201	10,195,529
Mindtree, Ltd.	85,500	1,535,501
Time Technoplast, Ltd.	403,339	203,301
Vaibhav Global, Ltd.	163,761	4,310,668
WNS Holdings, Ltd., ADR(a)	204,975	11,814,759
		71,534,188

Indonesia (3.55%)
Ace Hardware Indonesia Tbk PT	26,020,300	2,774,691
Arwana Citramulia Tbk PT	45,188,500	1,532,393
Bank Central Asia Tbk PT	1,271,500	2,501,874
Bank Tabungan Pensiunan Nasional Syariah	8,128,000	2,029,633
Selamat Sempurna Tbk PT	52,028,900	4,931,989
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,365,800	2,520,400
		16,290,980

Kenya (0.68%)
Safaricom PLC	11,096,600	3,146,054

Malaysia (0.47%)
AEON Credit Service M Bhd	648,114	1,422,800
Scicom MSC Bhd	3,545,500	751,406
		2,174,206

Mexico (1.14%)
Grupo Herdez SAB de CV	1,339,560	2,385,271
Regional SAB de CV(a)	1,048,200	2,845,902
		5,231,173

Philippines (3.39%)
Concepcion Industrial Corp.	1,861,792	833,514
D&L Industries, Inc.	11,306,000	1,454,114
Philippine Seven Corp.	1,023,000	2,346,136
Puregold Price Club, Inc.	5,288,200	4,506,951
Wilcon Depot, Inc.	21,691,900	6,414,821
		15,555,536

Poland (3.79%)
Allegro.eu SA(a)(b)(c)	75,754	1,539,537
Dino Polska SA(a)(b)(c)	168,413	9,259,252
LiveChat Software SA	229,374	5,527,782
PGS Software SA	426,467	1,082,704
		17,409,275

Russia (1.72%)
HeadHunter Group PLC, ADR	141,100	3,236,834
TCS Group Holding PLC, GDR(c)	64,357	1,535,426
Yandex NV, Class A(a)	54,625	3,144,761
		7,917,021
	Shares	Value (Note 2)
Singapore (0.28%)
Riverstone Holdings, Ltd./Singapore	467,900	$1,303,517

South Africa (2.49%)
Capitec Bank Holdings, Ltd.(a)	23,200	1,630,488
Clicks Group, Ltd.	216,900	3,144,792
Italtile, Ltd.	3,636,472	2,916,105
Transaction Capital, Ltd.	3,071,128	3,750,580
		11,441,965

South Korea (7.02%)
Douzone Bizon Co., Ltd.	44,000	3,879,304
LEENO Industrial, Inc.	60,700	6,529,096
LG Household & Health Care, Ltd.	5,325	7,060,309
NAVER Corp.	13,560	3,469,611
Ray Co. Ltd/KR(a)	43,000	1,493,072
Settle Bank, Inc./Korea	81,000	2,015,834
Suprema, Inc.(a)	68,000	1,644,728
Tokai Carbon Korea Co., Ltd.	75,124	6,143,792
		32,235,746

Taiwan (10.33%)
ASPEED Technology, Inc.	106,000	5,130,348
Bioteque Corp.	810,000	3,898,939
eMemory Technology, Inc.	80,000	1,600,133
FineTek Co., Ltd.	409,500	1,024,293
M31 Technology Corp.	51,000	541,889
Pacific Hospital Supply Co., Ltd.	500,384	1,207,903
Poya International Co., Ltd.	470,000	10,151,251
Rafael Microelectronics, Inc.	312,000	1,333,489
Realtek Semiconductor Corp.	273,000	3,400,881
Sporton International, Inc.	805,760	6,441,972
Tehmag Foods Corp.	145,200	1,245,254
Test Research, Inc.	886,000	1,722,950
TSC Auto ID Technology Co., Ltd.	228,800	1,434,720
Voltronic Power Technology Corp.	241,608	8,287,444
		47,421,466

Thailand (1.56%)
Muangthai Capital PCL	1,779,000	3,121,890
Netbay PCL	1,489,000	1,190,212
TOA Paint Thailand PCL	2,776,000	2,868,755
		7,180,857

Turkey (0.16%)
DP Eurasia NV(a)(b)(c)	1,646,300	713,399

United Arab Emirates (0.15%)
Network International Holdings PLC(a)(b)(c)	236,400	678,331
See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
United States (2.58%)
FirstCash, Inc.	33,570	$1,746,983
Frontage Holdings Corp.(a)(b)(c)	7,883,000	3,472,279
Genpact, Ltd.	192,575	6,618,803
		11,838,065

Vietnam (3.91%)
FPT Corp.	1,569,302	3,492,532
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	2,912,263	3,048,667
Lix Detergent JSC	437,310	1,056,144
Vietnam Dairy Products JSC	1,153,242	5,388,300
Vietnam Technological & Commercial Joint Stock Bank(a)	3,340,269	3,084,722
Vincom Retail JSC(a)	1,699,320	1,869,311
		17,939,676

TOTAL COMMON STOCKS
(Cost $329,736,823)		459,508,795

TOTAL INVESTMENTS (100.06%)
(Cost $329,736,823)		$459,508,795

Liabilities In Excess Of Other Assets (-0.06%)		(252,992)

NET ASSETS (100.00%)		$459,255,803

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $61,981,678, representing 13.50% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $69,784,421, representing 15.20% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)

Consumer	33.6%
Technology	30.5%
Health Care	12.2%
Financials	11.9%
Industrials	9.4%
Energy & Materials	2.5%
Cash, Cash Equivalents, & Other Net Assets	-0.1%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)

IT Services	9.7%
Semiconductors & Semiconductor Equipment	9.5%
Banks	6.5%
Software	5.2%
Food & Staples Retailing	5.1%
Consumer Finance	3.8%
Internet & Direct Marketing Retail	3.8%
Professional Services	3.8%
Household Durables	3.7%
Diversified Consumer Services	3.6%
Food Products	3.5%
Life Sciences Tools & Services	3.5%
Specialty Retail	3.4%
Health Care Providers & Services	3.3%
Personal Products	3.2%
Pharmaceuticals	3.0%
Interactive Media & Services	2.8%
Multiline Retail	2.7%
Textiles, Apparel & Luxury Goods	2.7%
Health Care Equipment & Supplies	2.2%
Electrical Equipment	2.0%
Trading Companies & Distributors	1.6%
Machinery	1.5%
Electronic Equipment, Instruments & Components	1.5%
Chemicals	1.4%
Auto Components	1.1%
Other Industries (each less than 1%)	6.2%
Cash and Other Assets, Less Liabilities	-0.1%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	39

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.21%)
Australia (4.20%)
Fiducian Group, Ltd.	85,509	$326,380
Lycopodium, Ltd.	27,700	80,800
National Storage REIT	58,824	74,655
QANTM Intellectual Property, Ltd.	206,869	145,280
		627,115

Bangladesh (0.78%)
Square Pharmaceuticals, Ltd.	49,896	116,807

Belgium (1.25%)
X-Fab Silicon Foundries SE(a)(b)(c)	50,256	187,056

Brazil (0.74%)
Smiles Fidelidade SA	44,400	111,040

Britain (10.05%)
Ascential PLC(a)	24,600	88,100
B&M European Value Retail SA	25,845	162,201
City of London Investment Group PLC	24,894	129,645
Clinigen Group PLC	11,700	91,281
Close Brothers Group PLC	4,663	65,022
CVS Group PLC	7,997	127,948
K3 Capital Group PLC	107,654	204,318
On the Beach Group PLC(b)(c)	30,000	83,607
Oxford Immunotec Global PLC(a)	20,165	226,655
Premier Miton Group PLC	83,787	119,178
Sabre Insurance Group PLC(b)(c)	29,797	88,498
Volution Group PLC	44,729	112,416
		1,498,869

Canada (3.94%)
BioSyent, Inc.(a)	43,000	225,925
Guardian Capital Group, Ltd.	12,925	216,823
Kirkland Lake Gold, Ltd.	3,200	145,793
		588,541

China (5.27%)
Hangzhou Robam Appliances Co., Ltd., Class A	25,000	136,863
Man Wah Holdings, Ltd.	62,000	86,530
O2Micro International, Ltd., ADR(a)	26,839	172,306
TK Group Holdings, Ltd.	336,000	99,793
Xin Point Holdings, Ltd.(c)	859,000	291,846
		787,338
	Shares	Value (Note 2)
Colombia (1.02%)
Parex Resources, Inc.(a)	15,614	$152,003

France (4.73%)
Alten SA(a)	1,400	112,096
Neurones	5,662	154,304
Rothschild & Co.(a)	5,547	142,377
Thermador Groupe	1,709	115,027
Wavestone(a)	6,814	182,319
		706,123

Georgia (1.33%)
Bank of Georgia Group PLC(a)	4,920	57,215
Georgia Capital PLC(a)	17,849	85,098
TBC Bank Group PLC(a)	4,744	56,519
		198,832

Germany (2.59%)
Aroundtown SA(a)	21,361	102,461
Grand City Properties SA	6,173	140,118
Norma Group SE	4,641	143,992
		386,571

Greece (2.19%)
Kri-Kri Milk Industry SA	31,795	228,707
Sarantis SA	10,000	98,413
		327,120

Hong Kong (3.03%)
Jacobson Pharma Corp., Ltd.(c)	1,112,000	163,907
Plover Bay Technologies, Ltd.(c)	2,073,000	216,972
Value Partners Group, Ltd.	162,000	70,983
		451,862

India (5.58%)
City Union Bank, Ltd.	79,500	158,170
Cyient, Ltd.	18,000	95,909
Gulf Oil Lubricants India, Ltd.	13,817	122,930
HCL Technologies, Ltd.	12,488	142,084
Time Technoplast, Ltd.	176,811	89,121
WNS Holdings, Ltd., ADR(a)	3,894	224,449
		832,663

Indonesia (3.53%)
Selamat Sempurna Tbk PT	2,624,700	248,803
Ultrajaya Milk Industry & Trading Co. Tbk PT	1,030,000	116,071
Uni-Charm Indonesia Tbk PT	1,541,500	162,099
		526,973

Ireland (0.90%)
Irish Residential Properties REIT PLC	84,263	134,447

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Italy (1.52%)
Banca Sistema SpA(a)(b)(c)	57,271	$94,533
Piovan SpA(b)(c)	27,704	131,755
		226,288

Japan (11.99%)
Beenos, Inc.	13,000	200,397
Central Automotive Products, Ltd.	10,100	196,737
GMO Financial Holdings, Inc.	18,500	106,365
Japan Lifeline Co., Ltd.	11,600	149,688
Medikit Co., Ltd.	3,800	111,656
Naigai Trans Line, Ltd.	16,000	184,738
Open Door, Inc.(a)	10,000	114,013
Seria Co., Ltd.	3,800	146,411
Sundrug Co., Ltd.	2,900	107,682
Synchro Food Co., Ltd.(a)	35,500	96,898
Trancom Co., Ltd.	3,800	273,045
YAMADA Consulting Group Co., Ltd.	10,400	100,106
		1,787,736

Mexico (0.80%)
Regional SAB de CV(a)	43,900	119,190

Netherlands (0.98%)
Aalberts NV	4,371	146,643

Norway (0.59%)
Sbanken ASA(a)(b)(c)	13,924	88,788

Philippines (1.62%)
Concepcion Industrial Corp.	281,800	126,161
Pryce Corp.	1,367,700	116,141
		242,302

Poland (0.44%)
PGS Software SA	26,156	66,404

Singapore (1.42%)
Riverstone Holdings, Ltd./Singapore	76,300	212,563

South Africa (0.64%)
Italtile, Ltd.	118,471	95,002

South Korea (2.06%)
LEENO Industrial, Inc.	721	77,553
Tokai Carbon Korea Co., Ltd.	2,814	230,135
		307,688

Sweden (1.89%)
Beijer Alma AB	8,400	109,581
	Shares	Value (Note 2)
Sweden (continued)
KNOW IT AB(a)	6,312	$172,691
		282,272

Taiwan (5.10%)
Bioteque Corp.	66,000	317,691
FineTek Co., Ltd.	33,000	82,544
Pacific Hospital Supply Co., Ltd.	61,000	147,251
Tehmag Foods Corp.	25,000	214,403
		761,889

United Arab Emirates (0.41%)
Aramex PJSC	57,000	61,166

United States (14.33%)
4imprint Group PLC(a)	2,465	66,085
Bank of NT Butterfield & Son, Ltd.	6,874	181,886
Barrett Business Services, Inc.	4,175	247,369
Esquire Financial Holdings, Inc.(a)	9,139	142,477
Hackett Group, Inc.	19,070	246,384
HD Supply Holdings, Inc.(a)	3,727	148,558
Hingham Institution For Savings The	616	124,414
Kimball International, Inc., Class B	13,874	142,902
NV5 Global, Inc.(a)	1,964	110,141
Systemax, Inc.	15,074	428,554
TriMas Corp.(a)	6,167	150,043
WW Grainger, Inc.	427	149,459
		2,138,272

Vietnam (4.29%)
FPT Corp.	45,643	101,580
Hoa Phat Group JSC	111,880	147,831
Vietnam Dairy Products JSC	42,648	199,265
Vietnam Technological & Commercial Joint Stock Bank(a)	208,000	192,087
		640,763

TOTAL COMMON STOCKS
(Cost $14,017,327)		14,810,326

TOTAL INVESTMENTS (99.21%)
(Cost $14,017,327)		$14,810,326

Other Assets In Excess Of Liabilities (0.79%)		118,161

NET ASSETS (100.00%)		$14,928,487

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	41

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $674,237, representing 4.52% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $1,346,962, representing 9.02% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)
Industrials	23.7%
Financials	20.2%
Consumer	19.3%
Technology	18.3%
Health Care	12.5%
Energy & Materials	5.2%
Cash, Cash Equivalents, & Other Net Assets	0.8%
Total	100%
Industry Composition (October 31, 2020) (Unaudited)
IT Services	8.3%
Capital Markets	8.0%
Health Care Equipment & Supplies	7.8%
Banks	7.7%
Trading Companies & Distributors	5.6%
Machinery	5.2%
Food Products	5.1%
Professional Services	4.7%
Semiconductors & Semiconductor Equipment	4.5%
Auto Components	3.6%
Pharmaceuticals	3.4%
Internet & Direct Marketing Retail	2.7%
Multiline Retail	2.1%
Metals & Mining	2.0%
Road & Rail	1.8%
Oil, Gas & Consumable Fuels	1.8%
Media	1.8%
Real Estate Management & Development	1.6%
Building Products	1.6%
Household Durables	1.5%
Communications Equipment	1.5%
Equity Real Estate Investment Trusts (REITs)	1.4%
Distributors	1.3%
Construction & Engineering	1.3%
Marine	1.2%
Household Products	1.1%
Software	1.1%
Other Industries (each less than 1%)	9.6%
Cash and Other Assets, Less Liabilities	0.8%
Total	100%

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (100.40%)
Australia (7.90%)
Australian Ethical Investment, Ltd.	57,454	$172,436
Fiducian Group, Ltd.	190,828	728,373
Kogan.com, Ltd.	79,111	1,145,211
Mainstream Group Holdings, Ltd.	411,253	276,053
National Storage REIT	346,787	440,118
People Infrastructure, Ltd.	76,774	180,256
Redbubble, Ltd.(a)	38,500	116,716
Temple & Webster Group, Ltd.(a)	33,868	248,693
		3,307,856

Belgium (0.37%)
X-Fab Silicon Foundries SE(a)(b)(c)	41,319	153,792

Brazil (0.79%)
Locaweb Servicos de Internet SA(a)(b)(c)	27,500	330,501

Britain (11.17%)
AB Dynamics PLC	13,514	346,972
City of London Investment Group PLC	43,608	227,107
Curtis Banks Group PLC	78,479	203,340
CVS Group PLC	31,500	503,984
dotdigital group PLC	129,000	247,745
Impax Asset Management Group PLC	93,518	657,244
JTC PLC(b)(c)	60,251	420,048
K3 Capital Group PLC	277,632	526,922
Keystone Law Group PLC	23,672	141,744
On the Beach Group PLC(b)(c)	65,000	181,148
Oxford Immunotec Global PLC(a)	50,683	569,677
Premier Miton Group PLC	110,898	157,740
Tracsis PLC	19,300	128,767
Volution Group PLC	86,601	217,652
XPS Pensions Group PLC(c)	90,380	148,803
		4,678,893

Canada (0.54%)
Guardian Capital Group, Ltd.	8,400	140,914
Pivotree, Inc.(a)	10,800	85,116
		226,030

China (2.93%)
O2Micro International, Ltd., ADR(a)	94,916	609,361
TK Group Holdings, Ltd.	2,086,000	619,546
		1,228,907
	Shares	Value (Note 2)
Finland (2.46%)
Musti Group Oyj(a)	44,964	$1,029,070

France (3.00%)
Esker SA	3,700	616,642
Neurones	6,900	188,043
Thermador Groupe	5,874	395,359
Wavestone(a)	2,147	57,446
		1,257,490

Georgia (0.31%)
TBC Bank Group PLC(a)	11,050	131,647

Germany (6.36%)
Deutsche Industrie REIT AG	6,360	120,772
Exasol AG(a)	27,265	523,288
Fashionette AG(a)	8,944	307,029
Home24 SE(a)	20,239	385,455
Marley Spoon AG(a)	111,136	196,108
Nexus AG	3,900	217,293
PharmaSGP Holding SE(a)	7,300	250,857
Westwing Group AG(a)	21,739	664,365
		2,665,167

Greece (4.18%)
Kri-Kri Milk Industry SA	83,721	602,222
Sarantis SA	116,542	1,146,920
		1,749,142

Hong Kong (0.84%)
Jacobson Pharma Corp., Ltd.(c)	968,000	142,682
Plover Bay Technologies, Ltd.(c)	2,008,000	210,169
		352,851

India (8.08%)
Amrutanjan Health Care, Ltd.	33,115	186,917
Cyient, Ltd.	23,640	125,960
EPL, Ltd.	72,500	242,640
Gulf Oil Lubricants India, Ltd.	26,217	233,252
Happiest Minds Technologies, Ltd.(a)	43,552	199,196
IndiaMart InterMesh, Ltd.(b)(c)	9,465	620,071
Metropolis Healthcare, Ltd.(b)(c)	18,316	486,051
Vaibhav Global, Ltd.	33,320	877,080
Westlife Development, Ltd.(a)	80,521	410,548
		3,381,715

Indonesia (1.84%)
Arwana Citramulia Tbk PT	7,920,100	268,580
Selamat Sempurna Tbk PT	5,271,800	499,731
		768,311

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	43

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Ireland (1.11%)
Irish Residential Properties REIT PLC	137,000	$218,592
Uniphar PLC	90,411	247,448
		466,040

Israel (0.38%)
Max Stock, Ltd.(a)	41,382	159,364

Italy (0.54%)
Piovan SpA(b)(c)	47,181	224,384

Japan (16.17%)
Atrae, Inc.(a)	3,700	95,842
BayCurrent Consulting, Inc.	1,300	168,207
Beenos, Inc.	9,500	146,443
Central Automotive Products, Ltd.	10,900	212,320
Charm Care Corp.	35,700	383,598
eGuarantee, Inc.	18,800	418,684
Future Corp.	9,500	162,619
gremz, Inc.	12,200	214,040
M&A Capital Partners Co., Ltd.(a)	22,400	1,013,778
MarkLines Co., Ltd.	9,100	196,655
Medikit Co., Ltd.	4,000	117,533
Meinan M&A Co., Ltd.	3,400	231,550
Naigai Trans Line, Ltd.	12,600	145,481
Open Door, Inc.(a)	41,300	470,874
Strike Co., Ltd.	4,000	214,879
Synchro Food Co., Ltd.(a)	54,800	149,578
System Information Co., Ltd.	17,600	198,694
Syuppin Co., Ltd.	26,700	217,849
TeamSpirit, Inc.(a)	6,600	146,718
TerraSky Co., Ltd.(a)	2,400	100,929
Trancom Co., Ltd.	2,700	194,005
User Local, Inc.(a)	2,400	100,105
Vega Corp. Co., Ltd.(a)	31,300	670,081
WDB coco Co., Ltd.	5,700	210,527
YAKUODO Holdings Co., Ltd.	24,100	590,617
		6,771,606

Netherlands (0.95%)
Shop Apotheke Europe NV(a)(b)(c)	2,402	398,571

New Zealand (0.43%)
CBL Corp., Ltd.(a)(d)	159,993	0
NZX, Ltd.	159,502	181,292
		181,292

Norway (2.25%)
Infront ASA(a)	72,633	136,865
Medistim ASA	7,989	173,823
Sbanken ASA(a)(b)(c)	16,631	106,049
	Shares	Value (Note 2)
Norway (continued)
Self Storage Group ASA(a)	227,748	$524,500
		941,237

Philippines (1.34%)
Concepcion Industrial Corp.	334,770	149,875
Pryce Corp.	3,697,000	313,939
Wilcon Depot, Inc.	335,000	99,068
		562,882

Poland (0.96%)
LiveChat Software SA	11,300	272,323
PGS Software SA	51,047	129,597
		401,920

Singapore (1.14%)
Riverstone Holdings, Ltd./Singapore	171,800	478,616

South Korea (1.66%)
LEENO Industrial, Inc.	2,000	215,127
MegaStudyEdu Co., Ltd.	2,818	86,147
Ray Co. Ltd/KR(a)	3,800	131,946
Suprema, Inc.(a)	3,500	84,655
Tokai Carbon Korea Co., Ltd.	2,181	178,366
		696,241

Sweden (6.14%)
KNOW IT AB(a)	19,882	543,956
Lyko Group AB(a)(c)	5,800	221,613
OEM International AB, Class B(a)	10,485	318,945
Sdiptech AB(a)	8,000	143,931
SwedenCare AB	38,574	949,351
Vitec Software Group AB, Class B	12,599	391,725
		2,569,521

Taiwan (5.25%)
Bioteque Corp.	130,000	625,756
FineTek Co., Ltd.	59,150	147,953
Pacific Hospital Supply Co., Ltd.	58,286	140,700
Poya International Co., Ltd.	21,000	453,567
Sporton International, Inc.	43,725	349,577
Tehmag Foods Corp.	13,300	114,062
Tofu Restaurant Co., Ltd.	36,050	204,104
TSC Auto ID Technology Co., Ltd.	25,700	161,155
		2,196,874

Thailand (0.82%)
Humanica PCL	935,000	241,428
Netbay PCL	125,000	99,917
		341,345

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
United States (9.55%)
4imprint Group PLC(a)	5,674	$152,115
Barrett Business Services, Inc.	2,725	161,456
Castle Biosciences, Inc.(a)	3,300	153,219
Coastal Financial Corp.(a)	12,400	184,264
Esquire Financial Holdings, Inc.(a)	14,010	218,416
Hackett Group, Inc.	11,842	152,999
Heska Corp.(a)	3,666	430,132
Joint Corp.(a)	54,024	1,012,410
LeMaitre Vascular, Inc.	10,200	331,296
MaxCyte, Inc.(a)	74,400	393,253
Systemax, Inc.	23,125	657,444
Transcat, Inc.(a)	4,993	154,333
		4,001,337

Vietnam (0.94%)
Lix Detergent JSC	163,520	394,916

TOTAL COMMON STOCKS
(Cost $29,470,362)		42,047,518

TOTAL INVESTMENTS (100.40%)
(Cost $29,470,362)		$42,047,518

Liabilities In Excess Of Other Assets (-0.40%)		(167,153)

NET ASSETS (100.00%)		$41,880,365

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $2,920,615, representing 6.97% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $3,643,882, representing 8.70% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)
Consumer	29.4%
Health Care	19.3%
Technology	17.6%
Industrials	16.5%
Financials	15.1%
Energy & Materials	1.8%
Communications	0.7%
Cash, Cash Equivalents, & Other Net Assets	-0.4%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
Internet & Direct Marketing Retail	11.1%
Capital Markets	10.2%
Software	7.5%
Health Care Equipment & Supplies	7.2%
Health Care Providers & Services	6.3%
Trading Companies & Distributors	5.1%
Professional Services	4.7%
IT Services	4.4%
Pharmaceuticals	3.7%
Specialty Retail	3.2%
Semiconductors & Semiconductor Equipment	2.8%
Personal Products	2.7%
Commercial Services & Supplies	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Auto Components	2.0%
Machinery	2.0%
Hotels, Restaurants & Leisure	1.9%
Equity Real Estate Investment Trusts (REITs)	1.9%
Food Products	1.7%
Building Products	1.5%
Banks	1.5%
Diversified Financial Services	1.5%
Food & Staples Retailing	1.4%
Biotechnology	1.3%
Multiline Retail	1.1%
Interactive Media & Services	1.1%
Other Industries (each less than 1%)	8.5%
Cash and Other Assets, Less Liabilities	-0.4%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	45

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.84%)
Argentina (0.64%)
Globant SA(a)	26,300	$4,750,043

Australia (1.38%)
Fiducian Group, Ltd.	182,850	697,921
Kogan.com, Ltd.	384,707	5,569,020
National Storage REIT	3,150,556	3,998,468
		10,265,409

Bangladesh (0.25%)
Square Pharmaceuticals, Ltd.	788,790	1,846,560

Belgium (1.42%)
Melexis NV	62,394	4,749,346
Warehouses De Pauw CVA	118,567	3,972,369
X-Fab Silicon Foundries SE(a)(b)(c)	498,917	1,857,003
		10,578,718

Brazil (1.67%)
Fleury SA	835,400	4,000,870
Locaweb Servicos de Internet SA(a)(b)(c)	226,400	2,720,927
Pagseguro Digital, Ltd., Class A(a)	156,148	5,716,578
		12,438,375

Britain (15.06%)
AB Dynamics PLC	67,600	1,735,630
Ascential PLC(a)	1,724,239	6,174,992
B&M European Value Retail SA	2,334,828	14,653,231
boohoo Group PLC(a)	1,140,898	3,998,525
City of London Investment Group PLC	305,827	1,592,725
Curtis Banks Group PLC	388,399	1,006,345
CVS Group PLC	689,662	11,034,235
Dechra Pharmaceuticals PLC	421,523	19,068,824
Endava PLC, ADR(a)	226,518	14,474,500
FDM Group Holdings PLC	177,400	2,290,364
Impax Asset Management Group PLC	222,943	1,566,843
JTC PLC(b)(c)	482,638	3,364,778
K3 Capital Group PLC	865,551	1,642,742
On the Beach Group PLC(b)(c)	960,284	2,676,208
Oxford Immunotec Global PLC(a)	719,929	8,092,002
Premier Miton Group PLC	1,113,250	1,583,473
Sabre Insurance Group PLC(b)(c)	837,100	2,486,216
Sanne Group PLC	448,674	3,525,766
Softcat PLC	267,337	3,897,158
St. James’s Place PLC	425,095	4,954,353
	Shares	Value (Note 2)
Britain (continued)
Volution Group PLC	968,971	$2,435,294
		112,254,204

Canada (1.55%)
Gildan Activewear, Inc.	269,500	5,582,977
Guardian Capital Group, Ltd.	42,100	706,248
Pivotree, Inc.(a)	91,100	717,969
Richelieu Hardware, Ltd.	168,565	4,532,011
		11,539,205

China (6.41%)
CSPC Pharmaceutical Group, Ltd.	1,345,920	1,429,267
Hangzhou Robam Appliances Co., Ltd., Class A	555,500	3,041,113
Li Ning Co., Ltd.	422,000	2,199,439
Man Wah Holdings, Ltd.	4,146,000	5,786,315
O2Micro International, Ltd., ADR(a)	864,812	5,552,093
Silergy Corp.	290,352	17,901,037
Suofeiya Home Collection Co., Ltd., Class A	841,800	3,553,710
Trip.com Group, Ltd., ADR(a)	127,708	3,672,882
WuXi AppTec Co., Ltd., Class H(b)(c)	291,480	4,660,270
		47,796,126

Egypt (0.11%)
Integrated Diagnostics Holdings PLC(b)(c)	233,400	820,401

Finland (0.85%)
Musti Group Oyj(a)	276,174	6,320,667

France (3.10%)
Alten SA(a)	60,082	4,810,662
BioMerieux	24,847	3,699,683
Esker SA	35,947	5,990,923
Neurones	59,573	1,623,520
Rothschild & Co.(a)	44,200	1,134,502
Thermador Groupe	72,678	4,891,712
Wavestone(a)	34,347	919,007
		23,070,009

Georgia (0.56%)
Bank of Georgia Group PLC(a)	92,641	1,077,332
Georgia Capital PLC(a)	287,505	1,370,724
TBC Bank Group PLC(a)	142,785	1,701,108
		4,149,164

Germany (6.43%)
Dermapharm Holding SE	113,975	5,535,280
Exasol AG(a)	213,200	4,091,879
Fashionette AG(a)	160,243	5,500,812
Grand City Properties SA	148,367	3,367,709

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Germany (continued)
Home24 SE(a)	129,187	$2,460,386
Nexus AG	85,824	4,781,793
Norma Group SE	213,223	6,615,493
PATRIZIA AG	131,095	2,983,849
PharmaSGP Holding SE(a)	159,300	5,474,179
QIAGEN NV(a)	78,938	3,744,819
Westwing Group AG(a)	108,845	3,326,408
		47,882,607

Hong Kong (0.95%)
Jacobson Pharma Corp., Ltd.(c)	6,534,000	963,102
Value Partners Group, Ltd.	8,569,000	3,754,626
Vitasoy International Holdings, Ltd.	584,000	2,362,225
		7,079,953

India (5.45%)
Bajaj Finance, Ltd.	159,600	7,119,510
EPL, Ltd.	222,500	744,653
Gulf Oil Lubricants India, Ltd.	173,167	1,540,664
HCL Technologies, Ltd.	294,138	3,346,587
IndiaMart InterMesh, Ltd.(b)(c)	49,575	3,247,755
L&T Technology Services, Ltd.(b)(c)	116,268	2,613,967
Metropolis Healthcare, Ltd.(b)(c)	398,409	10,572,566
Time Technoplast, Ltd.	906,520	456,927
WNS Holdings, Ltd., ADR(a)	190,925	11,004,917
		40,647,546

Indonesia (1.17%)
Arwana Citramulia Tbk PT	58,214,800	1,974,129
Selamat Sempurna Tbk PT	56,561,200	5,361,620
Ultrajaya Milk Industry & Trading Co. Tbk PT	12,304,000	1,386,537
		8,722,286

Ireland (2.01%)
ICON PLC, ADR(a)	13,790	2,486,337
Irish Residential Properties REIT PLC	4,642,865	7,407,993
Keywords Studios PLC	185,207	5,087,740
		14,982,070

Israel (0.61%)
Wix.com, Ltd.(a)	18,287	4,522,741

Italy (1.64%)
DiaSorin SpA	17,164	3,767,977
GVS SpA(a)(b)(c)	113,537	1,599,988
Interpump Group SpA	163,595	6,179,204
Piovan SpA(b)(c)	144,291	686,220
		12,233,389
	Shares	Value (Note 2)
Japan (9.28%)
AIT Corp.	223,100	$2,141,682
BayCurrent Consulting, Inc.	50,900	6,585,966
Charm Care Corp.	190,300	2,044,784
Create SD Holdings Co., Ltd.	144,600	4,663,340
Future Corp.	163,400	2,797,045
gremz, Inc.	108,000	1,894,776
Japan Lifeline Co., Ltd.	424,000	5,471,366
M&A Capital Partners Co., Ltd.(a)	71,300	3,226,892
MarkLines Co., Ltd.	45,200	976,794
Medikit Co., Ltd.	58,300	1,713,038
MonotaRO Co., Ltd.	73,300	4,054,350
Naigai Trans Line, Ltd.	98,900	1,141,910
Nihon M&A Center, Inc.	68,300	4,010,685
Open Door, Inc.(a)	161,700	1,843,590
Seria Co., Ltd.	116,600	4,492,496
Strike Co., Ltd.	35,400	1,901,680
Synchro Food Co., Ltd.(a)	407,900	1,113,377
Systena Corp.	213,200	3,868,619
Syuppin Co., Ltd.	164,600	1,342,994
Trancom Co., Ltd.	70,470	5,063,539
Tsuruha Holdings, Inc.	30,600	4,284,766
YAKUODO Holdings Co., Ltd.	185,600	4,548,483
		69,182,172

Mexico (0.82%)
Grupo Herdez SAB de CV	2,224,900	3,961,741
Regional SAB de CV(a)	781,527	2,121,875
		6,083,616

Netherlands (1.93%)
Aalberts NV	160,272	5,376,965
Shop Apotheke Europe NV(a)(b)(c)	54,161	8,987,102
		14,364,067

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,107,672	1

Norway (0.82%)
Medistim ASA	64,055	1,393,694
Nordic Semiconductor ASA(a)	114,100	1,200,169
Sbanken ASA(a)(b)(c)	546,550	3,485,128
		6,078,991

Philippines (0.89%)
Concepcion Industrial Corp.	1,035,152	463,432
Puregold Price Club, Inc.	5,399,800	4,602,064
Wilcon Depot, Inc.	5,410,500	1,600,016
		6,665,512

Poland (0.80%)
Allegro.eu SA(a)(b)(c)	2,295	46,641
Dino Polska SA(a)(b)(c)	100,797	5,541,762

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	47

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Poland (continued)
PGS Software SA	138,443	$351,476
		5,939,879

Singapore (0.92%)
Riverstone Holdings, Ltd./Singapore	2,469,000	6,878,356

South Africa (0.23%)
Italtile, Ltd.	2,148,741	1,723,086

South Korea (1.30%)
LEENO Industrial, Inc.	42,801	4,603,819
Tokai Carbon Korea Co., Ltd.	61,811	5,055,028
		9,658,847

Sweden (1.67%)
Beijer Alma AB	203,771	2,658,267
EQT AB	101,324	1,925,274
Hexpol AB(a)	168,568	1,484,642
KNOW IT AB(a)	183,884	5,030,922
OEM International AB, Class B(a)	29,667	902,447
SwedenCare AB	19,326	475,635
		12,477,187

Switzerland (0.34%)
Partners Group Holding AG	2,850	2,565,873

Taiwan (2.52%)
ASPEED Technology, Inc.	53,500	2,589,373
Bioteque Corp.	1,150,000	5,535,531
Poya International Co., Ltd.	208,000	4,492,469
Sporton International, Inc.	672,671	5,377,939
Voltronic Power Technology Corp.	23,100	792,358
		18,787,670

Turkey (0.02%)
DP Eurasia NV(a)(b)(c)	403,911	175,029

United States (25.63%)
4imprint Group PLC(a)	27,645	741,139
Bank of NT Butterfield & Son, Ltd.	122,225	3,234,074
Cardiovascular Systems, Inc.(a)	129,773	4,626,407
EPAM Systems, Inc.(a)	53,068	16,395,359
Esquire Financial Holdings, Inc.(a)	21,936	341,982
Etsy, Inc.(a)	25,850	3,143,101
ExlService Holdings, Inc.(a)	66,543	5,039,967
Fastenal Co.	66,250	2,863,988
First Republic Bank	77,826	9,816,972
Five Below, Inc.(a)	33,067	4,409,154
FTI Consulting, Inc.(a)	38,574	3,797,996
Genpact, Ltd.	191,300	6,574,981
	Shares	Value (Note 2)
United States (continued)
Heska Corp.(a)	109,763	$12,878,493
Houlihan Lokey, Inc.	42,250	2,649,075
IDEXX Laboratories, Inc.(a)	6,575	2,793,192
Inphi Corp.(a)	35,678	4,986,357
Joint Corp.(a)	50,342	943,409
LeMaitre Vascular, Inc.	142,800	4,638,144
LGI Homes, Inc.(a)	38,318	4,095,428
Littelfuse, Inc.	42,864	8,484,500
Lululemon Athletica, Inc.(a)	6,905	2,204,697
MaxCyte, Inc.(a)	286,500	1,514,341
Microchip Technology, Inc.	41,970	4,410,208
Moelis & Co., Class A	34,569	1,285,967
Monolithic Power Systems, Inc.	7,275	2,325,090
New Relic, Inc.(a)	55,250	3,351,465
NV5 Global, Inc.(a)	54,375	3,049,350
Ollie’s Bargain Outlet Holdings, Inc.(a)	55,000	4,789,950
Paycom Software, Inc.(a)	12,212	4,446,267
Paylocity Holding Corp.(a)	10,445	1,937,756
PJT Partners, Inc., Class A	61,350	4,150,941
Pluralsight, Inc., Class A(a)	406,211	6,377,513
Power Integrations, Inc.	172,906	10,410,670
PPD, Inc.(a)	42,750	1,405,620
Qualys, Inc.(a)	86,719	7,618,264
Rapid7, Inc.(a)	32,950	2,040,594
Silicon Laboratories, Inc.(a)	50,664	5,191,033
STAAR Surgical Co.(a)	31,073	2,252,793
Sumo Logic, Inc.(a)	43,976	759,905
SVB Financial Group(a)	11,849	3,444,504
Systemax, Inc.	208,901	5,939,055
Terreno Realty Corp.	64,381	3,623,363
TriMas Corp.(a)	154,914	3,769,058
Ulta Beauty, Inc.(a)	10,968	2,267,853
		191,019,975

Vietnam (1.41%)
Vietnam Dairy Products JSC	914,196	4,271,404
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	5,507,729
Vincom Retail JSC(a)	638,220	702,064
		10,481,197

TOTAL COMMON STOCKS
(Cost $509,637,899)		743,980,931

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
PREFERRED STOCKS (0.35%)
United States (0.35%)
Dataminr Inc - Private Placement(a)(e)	96,640	$2,573,523

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		2,573,523

TOTAL INVESTMENTS (100.19%)
(Cost $511,561,035)		$746,554,454

Liabilities In Excess Of Other Assets (-0.19%)		(1,412,058)

NET ASSETS (100.00%)		$745,142,396

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $55,541,961, representing 7.45% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $56,505,063, representing 7.58% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)
Technology	31.5%
Consumer	20.2%
Health Care	19.6%
Financials	14.4%
Industrials	13.2%
Communications	0.7%
Energy & Materials	0.6%
Cash, Cash Equivalents, & Other Net Assets	-0.2%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
IT Services	12.9%
Semiconductors & Semiconductor Equipment	9.5%
Health Care Equipment & Supplies	8.8%
Software	6.5%
Capital Markets	5.1%
Internet & Direct Marketing Retail	5.0%
Pharmaceuticals	4.7%
Banks	4.1%
Health Care Providers & Services	4.0%
Multiline Retail	3.8%
Professional Services	3.7%
Trading Companies & Distributors	3.5%
Machinery	3.4%
Food & Staples Retailing	3.2%
Equity Real Estate Investment Trusts (REITs)	2.6%
Household Durables	2.2%
Specialty Retail	2.2%
Life Sciences Tools & Services	1.7%
Food Products	1.6%
Textiles, Apparel & Luxury Goods	1.3%
Electronic Equipment, Instruments & Components	1.1%
Other Industries (each less than 1%)	9.3%
Cash and Other Assets, Less Liabilities	-0.2%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	49

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.28%)
Argentina (0.44%)
Globant SA(a)	6,828	$1,233,205

Australia (3.62%)
Appen, Ltd.	54,722	1,246,372
Australian Ethical Investment, Ltd.	373,810	1,121,913
Domino's Pizza Enterprises, Ltd.	7,200	428,843
EQT Holdings, Ltd.	44,375	779,820
Kogan.com, Ltd.	108,173	1,565,913
Lycopodium, Ltd.	48,726	142,132
Mainstream Group Holdings, Ltd.	887,635	595,824
National Storage REIT	1,086,807	1,379,300
Netwealth Group, Ltd.	90,626	1,100,702
People Infrastructure, Ltd.	299,959	704,265
Redbubble, Ltd.(a)	114,777	347,956
Temple & Webster Group, Ltd.(a)	91,637	672,892
		10,085,932

Bangladesh (0.16%)
Square Pharmaceuticals, Ltd.	192,900	451,579

Belgium (0.52%)
Melexis NV	6,709	510,680
Warehouses De Pauw CVA	27,832	932,460
		1,443,140

Brazil (2.05%)
Arco Platform, Ltd., Class A(a)	11,542	393,351
Fleury SA	257,500	1,233,210
Locaweb Servicos de Internet SA(a)(b)(c)	99,667	1,197,821
Pagseguro Digital, Ltd., Class A(a)	51,287	1,877,617
Pet Center Comercio e Participacoes SA(a)	40,000	124,086
Raia Drogasil SA	140,000	588,991
Vasta Platform(a)	26,251	303,462
		5,718,538

Britain (13.45%)
AB Dynamics PLC	51,876	1,331,916
Abcam PLC	46,649	889,955
Ascential PLC(a)	78,656	281,690
B&M European Value Retail SA	487,900	3,062,029
Big Yellow Group PLC	61,600	877,861
Clinigen Group PLC	91,173	711,314
Curtis Banks Group PLC	117,600	304,703
CVS Group PLC	85,400	1,366,356
Dechra Pharmaceuticals PLC	62,014	2,805,384
Diploma PLC	18,500	532,718
	Shares	Value (Note 2)
Britain (continued)
dotdigital group PLC	896,848	$1,722,398
Endava PLC, ADR(a)	59,753	3,818,217
FDM Group Holdings PLC	28,231	364,483
First Derivatives PLC	14,850	564,584
FRP Advisory Group PLC	585,941	785,657
Gamma Communications PLC	49,317	1,066,970
Horizon Discovery Group PLC(a)	281,550	323,897
Impax Asset Management Group PLC	411,548	2,892,359
Intertek Group PLC	17,014	1,225,537
JTC PLC(b)(c)	325,942	2,272,350
K3 Capital Group PLC	532,428	1,010,503
Keystone Law Group PLC	119,151	713,457
On the Beach Group PLC(b)(c)	388,500	1,082,708
Oxford Immunotec Global PLC(a)	117,500	1,320,700
Rotork PLC	140,010	510,122
Sabre Insurance Group PLC(b)(c)	139,371	413,937
Sanne Group PLC	278,378	2,187,548
Softcat PLC	55,938	815,447
St. James's Place PLC	23,127	269,538
Volution Group PLC	244,347	614,112
XPS Pensions Group PLC(c)	819,328	1,348,954
		37,487,404

Canada (1.52%)
Gildan Activewear, Inc.	32,300	669,129
Guardian Capital Group, Ltd.	7,100	119,106
Pivotree, Inc.(a)	36,500	287,660
Richelieu Hardware, Ltd.	19,400	521,585
Ritchie Bros Auctioneers, Inc.	21,401	1,297,543
StorageVault Canada, Inc.	531,600	1,336,681
		4,231,704

China (5.25%)
CSPC Pharmaceutical Group, Ltd.	683,520	725,848
Hangzhou Robam Appliances Co., Ltd., Class A	76,200	417,161
HUYA, Inc., ADR(a)	21,488	481,331
Koolearn Technology Holding, Ltd.(a)(b)(c)	82,000	265,497
Man Wah Holdings, Ltd.	1,031,600	1,439,740
O2Micro International, Ltd., ADR(a)	210,012	1,348,277
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	7,600	439,933
Silergy Corp.	80,925	4,989,259
Suofeiya Home Collection Co., Ltd., Class A	176,000	742,995
TK Group Holdings, Ltd.	1,830,000	543,514
Trip.com Group, Ltd., ADR(a)	13,250	381,070

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
China (continued)
WuXi AppTec Co., Ltd., Class H(b)(c)	134,760	$2,154,583
Yum China Holdings, Inc.	13,411	713,867
		14,643,075

Colombia (0.75%)
Parex Resources, Inc.(a)	213,361	2,077,079

Egypt (0.33%)
African Export-Import Bank, GDR	200,000	656,000
Integrated Diagnostics Holdings PLC(b)(c)	72,993	256,570
		912,570

Finland (0.62%)
Musti Group Oyj(a)	75,531	1,728,643

France (2.58%)
Alten SA(a)	10,400	832,710
BioMerieux	2,676	398,453
Bureau Veritas SA(a)	35,351	775,186
Esker SA	19,148	3,191,203
Neurones	17,282	470,980
Thermador Groupe	22,413	1,508,544
		7,177,076

Germany (4.92%)
CANCOM SE	11,600	458,590
Dermapharm Holding SE	17,100	830,474
Deutsche Industrie REIT AG	18,300	347,503
Exasol AG(a)	36,300	696,694
Fashionette AG(a)	59,848	2,054,459
Grand City Properties SA	46,277	1,050,419
Home24 SE(a)	47,096	896,951
Nexus AG	14,531	809,613
Norma Group SE	13,460	417,612
PATRIZIA AG	65,604	1,493,210
PharmaSGP Holding SE(a)	49,924	1,715,586
Puma SE(a)	11,124	973,827
QIAGEN NV(a)	8,334	395,365
Westwing Group AG(a)	51,400	1,570,834
		13,711,137

Greece (0.86%)
Kri-Kri Milk Industry SA	61,300	440,943
Sarantis SA	199,040	1,958,804
		2,399,747

Hong Kong (1.48%)
Jacobson Pharma Corp., Ltd.(c)	5,484,000	808,334
Plover Bay Technologies, Ltd.(c)	3,254,000	340,582
Techtronic Industries Co., Ltd.	121,000	1,629,790
	Shares	Value (Note 2)
Hong Kong (continued)
Vitasoy International Holdings, Ltd.	336,000	$1,359,089
		4,137,795

India (5.46%)
Avenue Supermarts, Ltd.(a)(b)(c)	15,385	465,130
Bajaj Finance, Ltd.	21,671	966,710
EPL, Ltd.	276,258	924,567
Gulf Oil Lubricants India, Ltd.	100,176	891,264
HDFC Bank, Ltd.(a)	104,533	1,669,386
IndiaMart InterMesh, Ltd.(b)(c)	24,969	1,635,768
L&T Technology Services, Ltd.(b)(c)	37,748	848,660
Metropolis Healthcare, Ltd.(b)(c)	90,081	2,390,476
Poly Medicure, Ltd.	100,791	654,114
Time Technoplast, Ltd.	712,756	359,262
Vaibhav Global, Ltd.	31,161	820,249
Westlife Development, Ltd.(a)	91,619	467,133
WNS Holdings, Ltd., ADR(a)	54,325	3,131,293
		15,224,012

Indonesia (1.66%)
Arwana Citramulia Tbk PT	26,137,200	886,342
Bank Central Asia Tbk PT	332,700	654,639
Bank Tabungan Pensiunan Nasional Syariah	2,669,000	666,473
Selamat Sempurna Tbk PT	19,027,700	1,803,698
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,474,800	616,954
		4,628,106

Ireland (1.82%)
ICON PLC, ADR(a)	8,915	1,607,375
Irish Residential Properties REIT PLC	687,226	1,096,514
Keywords Studios PLC	34,411	945,289
Uniphar PLC	523,697	1,433,316
		5,082,494

Israel (1.30%)
Max Stock, Ltd.(a)	85,618	329,720
Wix.com, Ltd.(a)	13,302	3,289,850
		3,619,570

Italy (0.90%)
DiaSorin SpA	2,083	457,277
GVS SpA(a)(b)(c)	28,240	397,964
Interpump Group SpA	26,191	989,270
Piovan SpA(b)(c)	138,608	659,192
		2,503,703

Japan (7.58%)
AIT Corp.	42,400	407,025
BASE, Inc.(a)	3,600	385,869

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	51

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
BayCurrent Consulting, Inc.	22,400	$2,898,343
Charm Care Corp.	32,700	351,363
eGuarantee, Inc.	6,400	142,531
Funai Soken Holdings, Inc.	15,500	335,287
Future Corp.	58,000	992,831
gremz, Inc.	90,400	1,585,998
Japan Lifeline Co., Ltd.	69,000	890,387
MarkLines Co., Ltd.	24,800	535,940
Medikit Co., Ltd.	20,700	608,231
MonotaRO Co., Ltd.	21,800	1,205,796
Naigai Trans Line, Ltd.	68,150	786,867
Nihon M&A Center, Inc.	26,600	1,561,994
Open Door, Inc.(a)	83,700	954,289
Seria Co., Ltd.	12,300	473,908
Synchro Food Co., Ltd.(a)	113,400	309,529
System Information Co., Ltd.	43,600	492,220
Systena Corp.	42,300	767,554
Syuppin Co., Ltd.	53,200	434,066
TeamSpirit, Inc.(a)	14,500	322,334
TerraSky Co., Ltd.(a)	6,600	277,554
Trancom Co., Ltd.	18,100	1,300,554
Tsuruha Holdings, Inc.	3,800	532,095
User Local, Inc.(a)	900	37,540
Vega Corp. Co., Ltd.(a)	38,600	826,362
WDB coco Co., Ltd.	11,900	439,521
YAKUODO Holdings Co., Ltd.	36,200	887,150
YAMADA Consulting Group Co., Ltd.	40,200	386,950
		21,130,088

Netherlands (1.09%)
Aalberts NV	41,402	1,388,996
Shop Apotheke Europe NV(a)(b)(c)	9,849	1,634,275
		3,023,271

New Zealand (0.42%)
CBL Corp., Ltd.(a)(d)	819,006	1
NZX, Ltd.	1,039,491	1,181,494
		1,181,495

Norway (1.26%)
CSAM Health Group AS(a)	115,071	988,391
Infront ASA(a)	116,166	218,896
Medistim ASA	12,841	279,391
Nordic Semiconductor ASA(a)	11,845	124,592
Sbanken ASA(a)(b)(c)	45,900	292,686
Self Storage Group ASA(a)	694,169	1,598,661
		3,502,617

Philippines (1.31%)
Concepcion Industrial Corp.	1,793,920	803,128
Pryce Corp.	6,894,800	585,488
Puregold Price Club, Inc.	490,700	418,207
	Shares	Value (Note 2)
Philippines (continued)
Wilcon Depot, Inc.	6,270,400	$1,854,309
		3,661,132

Poland (1.40%)
Allegro.eu SA(a)(b)(c)	21,109	428,995
Dino Polska SA(a)(b)(c)	50,653	2,784,873
LiveChat Software SA	27,929	673,073
		3,886,941

South Africa (0.57%)
Clicks Group, Ltd.	73,588	1,066,938
Italtile, Ltd.	665,000	533,267
		1,600,205

South Korea (0.91%)
LEENO Industrial, Inc.	6,000	645,380
LG Household & Health Care, Ltd.	383	507,812
Ray Co. Ltd/KR(a)	11,000	381,949
Suprema, Inc.(a)	8,000	193,497
Tokai Carbon Korea Co., Ltd.	10,000	817,820
		2,546,458

Spain (0.00%)(e)
Let's GOWEX SA(a)(d)	10,700	0

Sweden (3.39%)
Beijer Alma AB	64,700	844,035
EQT AB	126,813	2,409,595
KNOW IT AB(a)	63,801	1,745,545
OEM International AB, Class B(a)	21,424	651,701
Sagax AB, Class A	47,309	748,739
Sagax AB B	19,522	306,630
SwedenCare AB	80,704	1,986,220
Vitec Software Group AB, Class B	24,320	756,152
		9,448,617

Switzerland (0.47%)
Partners Group Holding AG	1,467	1,320,749

Taiwan (2.90%)
ASPEED Technology, Inc.	6,000	290,397
Bioteque Corp.	220,000	1,058,971
FineTek Co., Ltd.	155,400	388,706
Pacific Hospital Supply Co., Ltd.	356,317	860,132
Poya International Co., Ltd.	86,000	1,857,463
Sporton International, Inc.	234,859	1,877,675
Test Research, Inc.	321,440	625,085
TSC Auto ID Technology Co., Ltd.	52,060	326,449

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Taiwan (continued)
Voltronic Power Technology Corp.	23,047	$790,540
		8,075,418

Thailand (0.15%)
TOA Paint Thailand PCL	413,300	427,110

United Arab Emirates (0.21%)
Aramex PJSC	550,033	590,232

United States (26.68%)
4imprint Group PLC(a)	17,642	472,967
8x8, Inc.(a)	44,703	772,468
Accenture PLC, Class A	1,163	252,266
Amazon.com, Inc.(a)	279	847,086
Array Technologies, Inc.(a)	2,437	89,803
Bank of NT Butterfield & Son, Ltd.	11,750	310,905
Barrett Business Services, Inc.	15,630	926,077
Blackline, Inc.(a)	15,275	1,492,062
Blackstone Group, Inc., Class A	31,683	1,597,457
Cactus, Inc., Class A	27,025	459,425
Cardiovascular Systems, Inc.(a)	11,902	424,306
Castle Biosciences, Inc.(a)	5,519	256,247
CDW Corp.	2,400	294,240
CoreSite Realty Corp.	13,425	1,602,408
EPAM Systems, Inc.(a)	11,224	3,467,655
Equinix, Inc.	2,425	1,773,257
Esquire Financial Holdings, Inc.(a)	15,712	244,950
Etsy, Inc.(a)	20,643	2,509,982
Exact Sciences Corp.(a)	8,225	1,018,502
ExlService Holdings, Inc.(a)	16,950	1,283,793
Fastenal Co.	30,832	1,332,867
Fastly, Inc., Class A(a)	2,333	148,169
First Republic Bank	27,200	3,431,008
Five Below, Inc.(a)	3,170	422,688
Freshpet, Inc.(a)	3,986	456,397
Frontage Holdings Corp.(a)(b)(c)	2,058,000	906,501
FTI Consulting, Inc.(a)	8,680	854,633
Genpact, Ltd.	44,639	1,534,242
Goosehead Insurance, Inc., Class A	10,685	1,309,340
HD Supply Holdings, Inc.(a)	34,700	1,383,142
Heska Corp.(a)	15,075	1,768,750
Houlihan Lokey, Inc.	18,111	1,135,560
I3 Verticals, Inc., Class A(a)	19,550	403,317
IDEXX Laboratories, Inc.(a)	1,066	452,858
Inphi Corp.(a)	10,525	1,470,974
Insperity, Inc.	15,299	1,171,597
Intersect ENT, Inc.(a)	46,850	726,175
Joint Corp.(a)	21,075	394,946
Kinsale Capital Group, Inc.	4,425	829,555
LeMaitre Vascular, Inc.	24,525	796,572
Lemonade, Inc.(a)	2,489	125,172
	Shares	Value (Note 2)
United States (continued)
LGI Homes, Inc.(a)	11,975	$1,279,888
Littelfuse, Inc.	2,334	461,992
Lululemon Athletica, Inc.(a)	4,767	1,522,055
MaxCyte, Inc.(a)	120,600	637,450
Medallia, Inc.(a)	22,134	629,712
Medpace Holdings, Inc.(a)	7,942	881,085
Microchip Technology, Inc.	6,788	713,283
Mimecast, Ltd.(a)	10,160	388,214
Monolithic Power Systems, Inc.	1,414	451,914
Morningstar, Inc.	2,550	485,469
MSCI, Inc.	1,145	400,567
New Relic, Inc.(a)	24,425	1,481,621
NV5 Global, Inc.(a)	15,171	850,790
NVIDIA Corp.	1,075	538,962
Ollie's Bargain Outlet Holdings, Inc.(a)	4,726	411,587
Paycom Software, Inc.(a)	5,021	1,828,096
Paylocity Holding Corp.(a)	7,750	1,437,780
PJT Partners, Inc., Class A	34,653	2,344,622
Pluralsight, Inc., Class A(a)	108,264	1,699,745
Power Integrations, Inc.	18,996	1,143,749
PPD, Inc.(a)	9,450	310,716
Qualys, Inc.(a)	22,000	1,932,700
Rapid7, Inc.(a)	14,350	888,696
Revolve Group, Inc.(a)	42,655	771,202
Rexford Industrial Realty, Inc.	20,400	947,784
Silicon Laboratories, Inc.(a)	5,800	594,268
STAAR Surgical Co.(a)	5,074	367,865
StepStone Group, Inc.(a)	11,112	285,690
Sumo Logic, Inc.(a)	31,342	541,590
SVB Financial Group(a)	3,435	998,555
Systemax, Inc.	68,563	1,949,246
Terreno Realty Corp.	21,825	1,228,311
Transcat, Inc.(a)	24,352	752,720
Ulta Beauty, Inc.(a)	1,825	377,355
Veracyte, Inc.(a)	8,560	296,690
WW Grainger, Inc.	3,978	1,392,380
		74,374,668

Vietnam (1.25%)
FPT Corp.	33,000	73,443
Vietnam Dairy Products JSC	308,062	1,439,360
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	1,974,692
		3,487,495

TOTAL COMMON STOCKS
(Cost $180,434,903)		276,753,005

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	53

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
PREFERRED STOCKS (0.44%)
United States (0.44%)
Dataminr Inc - Private Placement(a)(d)	45,833	$1,220,533

TOTAL PREFERRED STOCKS
(Cost $912,077)		1,220,533

TOTAL INVESTMENTS (99.72%)
(Cost $181,346,980)		$277,973,538

Other Assets In Excess Of Liabilities (0.28%)(f)		780,347

NET ASSETS (100.00%)		$278,753,885

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $20,087,986, representing 7.21% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $22,585,856, representing 8.10% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(e)	Less than 0.005%.
(f)	Includes cash which is being held as collateral for securities sold short. See also Note 2 to the financial statements for additional information.

Sector Composition (October 31, 2020) (Unaudited)
Technology	26.2%
Consumer	19.3%
Financials	18.8%
Industrials	17.8%
Health Care	14.9%
Energy & Materials	2.0%
Communications	0.7%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
IT Services	10.4%
Software	8.9%
Capital Markets	8.1%
Professional Services	6.0%
Internet & Direct Marketing Retail	5.4%
Semiconductors & Semiconductor Equipment	4.9%
Trading Companies & Distributors	4.6%
Health Care Equipment & Supplies	4.1%
Banks	3.7%
Equity Real Estate Investment Trusts (REITs)	3.7%
Pharmaceuticals	3.6%
Life Sciences Tools & Services	2.8%
Health Care Providers & Services	2.7%
Machinery	2.5%
Food & Staples Retailing	2.4%
Multiline Retail	2.1%
Specialty Retail	1.8%
Real Estate Management & Development	1.8%
Commercial Services & Supplies	1.6%
Food Products	1.6%
Textiles, Apparel & Luxury Goods	1.4%
Household Durables	1.4%
Auto Components	1.1%
Biotechnology	1.1%
Other Industries (each less than 1%)	12.2%
Cash and Other Assets, Less Liabilities	0.3%
Total	100%

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.00%)
Argentina (0.95%)
Globant SA(a)	13,625	$2,460,811

Australia (1.87%)
Appen, Ltd.	65,200	1,485,023
Domino's Pizza Enterprises, Ltd.	14,800	881,511
Kogan.com, Ltd.	47,302	684,744
Netwealth Group, Ltd.	148,500	1,803,614
		4,854,892

Belgium (1.39%)
Melexis NV	26,174	1,992,329
Warehouses De Pauw CVA	48,412	1,621,955
		3,614,284

Brazil (0.72%)
Pagseguro Digital, Ltd., Class A(a)	29,125	1,066,266
Raia Drogasil SA	190,000	799,345
		1,865,611

Britain (13.11%)
Abcam PLC	81,700	1,558,648
Ascential PLC(a)	192,635	689,881
B&M European Value Retail SA	917,700	5,759,426
Big Yellow Group PLC	67,479	961,642
boohoo Group PLC(a)	386,500	1,354,573
Dechra Pharmaceuticals PLC	150,640	6,814,640
Diploma PLC	5,078	146,224
Endava PLC, ADR(a)	70,898	4,530,382
Gamma Communications PLC	35,700	772,367
Intertek Group PLC	30,600	2,204,152
Sanne Group PLC	375,620	2,951,694
Softcat PLC	151,418	2,207,326
St. James's Place PLC	356,593	4,155,983
		34,106,938

Canada (1.42%)
Gildan Activewear, Inc.	87,533	1,813,338
Ritchie Bros Auctioneers, Inc.	31,050	1,882,562
		3,695,900

China (6.80%)
Baozun, Inc., Sponsored ADR(a)	27,225	996,163
CSPC Pharmaceutical Group, Ltd.	976,680	1,037,162
Hangzhou Tigermed Consulting Co., Ltd., Class A	52,000	965,856
Jiangsu Hengrui Medicine Co., Ltd., Class A	53,300	708,918
Li Ning Co., Ltd.	182,000	948,573
	Shares	Value (Note 2)
China (continued)
Silergy Corp.	139,000	$8,569,750
Trip.com Group, Ltd., ADR(a)	34,125	981,435
WuXi AppTec Co., Ltd., Class H(b)(c)	106,560	1,703,713
Yum China Holdings, Inc.	33,300	1,772,559
		17,684,129

Denmark (0.13%)
Ambu A/S, Class B	11,381	345,190

France (1.71%)
Alten SA(a)	24,036	1,924,521
BioMerieux	8,193	1,219,926
Bureau Veritas SA(a)	58,980	1,293,330
		4,437,777

Germany (3.15%)
CANCOM SE	15,300	604,864
Dermapharm Holding SE	37,700	1,830,928
Grand City Properties SA	84,411	1,916,004
PATRIZIA AG	71,715	1,632,303
Puma SE(a)	14,200	1,243,109
QIAGEN NV(a)	20,225	959,474
		8,186,682

Hong Kong (1.44%)
Techtronic Industries Co., Ltd.	147,000	1,979,993
Vitasoy International Holdings, Ltd.	434,500	1,757,512
		3,737,505

India (7.02%)
Avenue Supermarts, Ltd.(a)(b)(c)	40,500	1,224,425
Bajaj Finance, Ltd.	110,493	4,928,922
HDFC Bank, Ltd.(a)	136,000	2,171,912
Marico, Ltd.	182,487	878,739
Metropolis Healthcare, Ltd.(b)(c)	11,582	307,351
Titan Co., Ltd.	64,516	1,015,429
WNS Holdings, Ltd., ADR(a)	134,250	7,738,170
		18,264,948

Indonesia (0.40%)
Bank Tabungan Pensiunan Nasional Syariah	4,202,200	1,049,326

Ireland (1.33%)
ICON PLC, ADR(a)	9,550	1,721,865
Keywords Studios PLC	63,207	1,736,332
		3,458,197

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	55

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Israel (0.91%)
Wix.com, Ltd.(a)	9,575	$2,368,089

Interpump Group SpA	27,592	1,042,187
		3,091,676

Japan (5.71%)
BayCurrent Consulting, Inc.	14,800	1,914,977
Japan Lifeline Co., Ltd.	17,500	225,823
MonotaRO Co., Ltd.	41,800	2,312,030
Nihon M&A Center, Inc.	71,300	4,186,849
Seria Co., Ltd.	39,400	1,518,048
Systena Corp.	186,400	3,382,320
Tsuruha Holdings, Inc.	9,400	1,316,235
		14,856,282

Netherlands (1.16%)
Aalberts NV	33,485	1,123,388
Shop Apotheke Europe NV(a)(b)(c)	11,440	1,898,275
		3,021,663

Philippines (0.33%)
Wilcon Depot, Inc.	2,924,400	864,816

Poland (1.42%)
Allegro.eu SA(a)(b)(c)	52,107	1,058,962
Dino Polska SA(a)(b)(c)	48,030	2,640,663
		3,699,625

South Korea (0.32%)
LEENO Industrial, Inc.	7,828	842,006

Sweden (2.11%)
AddTech AB, Class B	68,100	752,578
EQT AB	102,300	1,943,819
Nibe Industrier AB, Class B(a)	32,708	787,570
Sagax AB B	75,651	1,188,242
Sweco AB, Class B	16,502	830,383
		5,502,592

Switzerland (0.81%)
Partners Group Holding AG	2,350	2,115,720

Taiwan (1.34%)
ASPEED Technology, Inc.	21,000	1,016,390
momo.com, Inc.	42,000	1,005,119
Voltronic Power Technology Corp.	42,875	1,470,664
		3,492,173

United States (40.13%)
ABIOMED, Inc.(a)	2,515	633,478
Array Technologies, Inc.(a)	2,278	83,944
	Shares	Value (Note 2)
United States (continued)
Blackstone Group, Inc., Class A	17,200	$867,224
Cardiovascular Systems, Inc.(a)	30,992	1,104,865
CDW Corp.	9,150	1,121,790
CoreSite Realty Corp.	14,675	1,751,608
EPAM Systems, Inc.(a)	23,450	7,244,877
Equinix, Inc.	1,500	1,096,860
Etsy, Inc.(a)	11,525	1,401,325
Exact Sciences Corp.(a)	11,008	1,363,121
ExlService Holdings, Inc.(a)	18,650	1,412,551
Fastenal Co.	90,600	3,916,638
First Republic Bank	67,200	8,476,608
Five Below, Inc.(a)	17,360	2,314,782
Freshpet, Inc.(a)	5,850	669,825
FTI Consulting, Inc.(a)	8,150	802,449
Genpact, Ltd.	73,902	2,540,012
Goosehead Insurance, Inc., Class A	17,325	2,123,005
HD Supply Holdings, Inc.(a)	32,700	1,303,422
Houlihan Lokey, Inc.	18,600	1,166,220
IDEXX Laboratories, Inc.(a)	4,675	1,986,033
Inphi Corp.(a)	19,325	2,700,862
Kinsale Capital Group, Inc.	7,825	1,466,953
LGI Homes, Inc.(a)	19,575	2,092,176
Littelfuse, Inc.	10,953	2,168,037
Lululemon Athletica, Inc.(a)	7,352	2,347,420
Medallia, Inc.(a)	48,650	1,384,093
Medpace Holdings, Inc.(a)	16,025	1,777,814
Microchip Technology, Inc.	19,075	2,004,401
Monolithic Power Systems, Inc.	5,900	1,885,640
MSCI, Inc.	3,100	1,084,504
Ollie's Bargain Outlet Holdings, Inc.(a)	14,627	1,273,865
Paycom Software, Inc.(a)	10,716	3,901,588
Paylocity Holding Corp.(a)	8,950	1,660,404
PJT Partners, Inc., Class A	39,875	2,697,943
Pluralsight, Inc., Class A(a)	341,059	5,354,626
Pool Corp.	7,950	2,781,149
Power Integrations, Inc.	89,400	5,382,774
PPD, Inc.(a)	36,350	1,195,188
Qualys, Inc.(a)	22,684	1,992,789
Rapid7, Inc.(a)	17,350	1,074,486
Silicon Laboratories, Inc.(a)	20,184	2,068,053
STAAR Surgical Co.(a)	19,375	1,404,688
Sumo Logic, Inc.(a)	22,779	393,621
SVB Financial Group(a)	5,989	1,741,002
Terreno Realty Corp.	25,001	1,407,056
Texas Roadhouse, Inc.	7,900	553,237
Ulta Beauty, Inc.(a)	4,612	953,623
WW Grainger, Inc.	2,725	953,804
		104,433,054

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Vietnam (1.13%)
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	714,441	$747,904
Vietnam Dairy Products JSC	256,144	1,196,783
Vietnam Technological & Commercial Joint Stock Bank(a)	1,089,305	1,005,968
		2,950,655

TOTAL COMMON STOCKS
(Cost $174,265,730)		255,000,541

PREFERRED STOCKS (0.25%)
United States (0.25%)
Dataminr Inc - Private Placement(a)(d)	24,262	646,097

TOTAL PREFERRED STOCKS
(Cost $482,814)		646,097

TOTAL INVESTMENTS (98.25%)
(Cost $174,748,544)		$255,646,638

Other Assets In Excess Of Liabilities (1.75%)		4,556,083

NET ASSETS (100.00%)		$260,202,721

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $9,557,588, representing 3.67% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $9,557,588, representing 3.67% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)
Technology	34.9%
Financials	21.4%
Consumer	18.4%
Health Care	11.8%
Industrials	11.7%
Cash, Cash Equivalents, & Other Net Assets	1.8%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
IT Services	13.4%
Semiconductors & Semiconductor Equipment	10.2%
Software	9.5%
Capital Markets	7.2%
Banks	6.5%
Trading Companies & Distributors	4.1%
Pharmaceuticals	4.0%
Professional Services	3.7%
Internet & Direct Marketing Retail	3.6%
Health Care Equipment & Supplies	3.4%
Multiline Retail	3.3%
Life Sciences Tools & Services	3.2%
Textiles, Apparel & Luxury Goods	2.8%
Equity Real Estate Investment Trusts (REITs)	2.6%
Food & Staples Retailing	2.3%
Consumer Finance	1.9%
Real Estate Management & Development	1.8%
Specialty Retail	1.6%
Machinery	1.6%
Food Products	1.4%
Insurance	1.4%
Electronic Equipment, Instruments & Components	1.3%
Hotels, Restaurants & Leisure	1.2%
Biotechnology	1.1%
Distributors	1.1%
Other Industries (each less than 1%)	4.1%
Cash and Other Assets, Less Liabilities	1.8%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	57

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.01%)
Argentina (0.75%)
Globant SA(a)	29,098	$5,255,390

Australia (4.08%)
Appen, Ltd.	231,700	5,277,299
Fiducian Group, Ltd.	201,848	770,435
HUB24, Ltd.	307,078	4,961,706
Kogan.com, Ltd.	642,667	9,303,250
National Storage REIT	2,348,769	2,980,895
Netwealth Group, Ltd.	199,554	2,423,693
People Infrastructure, Ltd.	1,232,348	2,893,394
		28,610,672

Bangladesh (0.50%)
Square Pharmaceuticals, Ltd.	1,504,505	3,522,051

Belgium (1.07%)
Melexis NV	69,064	5,257,057
Warehouses De Pauw CVA	67,534	2,262,603
		7,519,660

Brazil (2.58%)
Arco Platform, Ltd., Class A(a)	48,241	1,644,053
Fleury SA	669,000	3,203,953
Locaweb Servicos de Internet SA(a)(b)(c)	661,900	7,954,866
Pagseguro Digital, Ltd., Class A(a)	143,575	5,256,281
		18,059,153

Britain (15.86%)
Ascential PLC(a)	1,004,600	3,597,759
B&M European Value Retail SA	2,028,241	12,729,111
boohoo Group PLC(a)	1,559,254	5,464,744
Clinigen Group PLC	442,273	3,450,529
CVS Group PLC	728,400	11,654,023
Dechra Pharmaceuticals PLC	370,600	16,765,173
Diploma PLC	1,079	31,070
Endava PLC, ADR(a)	153,314	9,796,765
FDM Group Holdings PLC	175,900	2,270,998
First Derivatives PLC	77,400	2,942,680
Gamma Communications PLC	175,424	3,795,285
Impax Asset Management Group PLC	784,580	5,514,027
JTC PLC(b)(c)	594,874	4,147,247
K3 Capital Group PLC	810,360	1,537,994
On the Beach Group PLC(b)(c)	1,003,630	2,797,008
Oxford Immunotec Global PLC(a)	418,804	4,707,357
Sabre Insurance Group PLC(b)(c)	783,897	2,328,202
Sanne Group PLC	736,128	5,784,635
Softcat PLC	321,810	4,691,249
St. James's Place PLC	364,352	4,246,411
	Shares	Value (Note 2)
Britain (continued)
Volution Group PLC	1,144,000	$2,875,191
		111,127,458

Canada (1.86%)
Gildan Activewear, Inc.	143,800	2,978,969
Pivotree, Inc.(a)	146,700	1,156,158
Richelieu Hardware, Ltd.	159,350	4,284,258
Ritchie Bros Auctioneers, Inc.	31,900	1,934,097
StorageVault Canada, Inc.	1,061,900	2,670,093
		13,023,575

China (8.05%)
Baozun, Inc.(a)	333,000	4,011,893
CSPC Pharmaceutical Group, Ltd.	3,479,680	3,695,162
Hangzhou Robam Appliances Co., Ltd., Class A	959,200	5,251,190
Man Wah Holdings, Ltd.	5,231,000	7,300,583
O2Micro International, Ltd., ADR(a)	748,163	4,803,206
Silergy Corp.	259,199	15,980,365
Suofeiya Home Collection Co., Ltd., Class A	1,380,600	5,828,286
TK Group Holdings, Ltd.	7,310,000	2,171,085
Trip.com Group, Ltd., ADR(a)	113,775	3,272,169
WuXi AppTec Co., Ltd., Class H(b)(c)	256,680	4,103,877
		56,417,816

Colombia (0.48%)
Parex Resources, Inc.(a)	347,675	3,384,632

Finland (0.84%)
Musti Group Oyj(a)	258,146	5,908,069

France (3.37%)
Alten SA(a)	47,500	3,803,243
Bureau Veritas SA(a)	155,985	3,420,481
Esker SA	56,478	9,412,617
Neurones	50,872	1,386,395
Thermador Groupe	83,436	5,615,796
		23,638,532

Georgia (0.53%)
Bank of Georgia Group PLC(a)	65,283	759,183
Georgia Capital PLC(a)	163,711	780,517
TBC Bank Group PLC(a)	183,446	2,185,533
		3,725,233

Germany (6.74%)
CANCOM SE	71,700	2,834,561
Dermapharm Holding SE	126,476	6,142,400
Deutsche Industrie REIT AG	61,086	1,159,976
Exasol AG(a)	206,364	3,960,678
Fashionette AG(a)	149,577	5,134,670

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Germany (continued)
Grand City Properties SA	234,452	$5,321,711
Home24 SE(a)	101,284	1,928,969
Nexus AG	63,706	3,549,461
Norma Group SE	94,103	2,919,656
PATRIZIA AG	300,526	6,840,262
PharmaSGP Holding SE(a)	124,900	4,292,058
QIAGEN NV(a)	66,275	3,144,086
		47,228,488

Greece (0.14%)
Sarantis SA	100,600	990,031

Hong Kong (1.07%)
Jacobson Pharma Corp., Ltd.(c)	4,138,000	609,935
Value Partners Group, Ltd.	8,238,000	3,609,593
Vitasoy International Holdings, Ltd.	804,338	3,253,472
		7,473,000

India (6.35%)
Bajaj Finance, Ltd.	128,900	5,750,030
Cyient, Ltd.	424,332	2,260,952
EPL, Ltd.	938,089	3,139,552
Gulf Oil Lubricants India, Ltd.	203,478	1,810,340
IndiaMart InterMesh, Ltd.(b)(c)	63,199	4,140,290
L&T Technology Services, Ltd.(b)(c)	125,618	2,824,176
Metropolis Healthcare, Ltd.(b)(c)	395,044	10,483,270
Time Technoplast, Ltd.	2,560,734	1,290,727
WNS Holdings, Ltd., ADR(a)	222,000	12,796,080
		44,495,417

Indonesia (1.63%)
Arwana Citramulia Tbk PT	63,783,500	2,162,970
Bank Tabungan Pensiunan Nasional Syariah	8,194,500	2,046,239
Selamat Sempurna Tbk PT	48,677,500	4,614,299
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,587,135
		11,410,643

Ireland (2.80%)
Irish Residential Properties
REIT PLC	5,088,718	8,119,381
Keywords Studios PLC	134,646	3,698,801
Uniphar PLC	2,840,100	7,773,121
		19,591,303

Israel (0.86%)
Wix.com, Ltd.(a)	24,258	5,999,489

Italy (1.81%)
DiaSorin SpA	18,968	4,164,005
GVS SpA(a)(b)(c)	67,024	944,517
	Shares	Value (Note 2)
Italy (continued)
Interpump Group SpA	146,141	$5,519,943
Piovan SpA(b)(c)	437,003	2,078,300
		12,706,765

Japan (14.22%)
AIT Corp.	362,600	3,480,833
BayCurrent Consulting, Inc.	73,100	9,458,431
Charm Care Corp.	200,200	2,151,160
Create SD Holdings Co., Ltd.	107,600	3,470,092
eGuarantee, Inc.	177,000	3,941,868
Funai Soken Holdings, Inc.	49,600	1,072,917
Future Corp.	184,800	3,163,365
gremz, Inc.	284,000	4,982,559
Japan Lifeline Co., Ltd.	414,100	5,343,614
M&A Capital Partners Co., Ltd.(a)	94,600	4,281,402
MonotaRO Co., Ltd.	88,900	4,917,213
Naigai Trans Line, Ltd.	88,500	1,021,830
Nihon M&A Center, Inc.	106,100	6,230,361
Open Door, Inc.(a)	266,400	3,037,307
Seria Co., Ltd.	188,600	7,266,593
SMS Co., Ltd.	114,700	3,377,013
Strike Co., Ltd.	59,000	3,169,468
Synchro Food Co., Ltd.(a)	556,500	1,518,986
System Information Co., Ltd.	410,500	4,634,313
Systena Corp.	300,000	5,443,648
Syuppin Co., Ltd.	316,400	2,581,552
Trancom Co., Ltd.	88,990	6,394,272
Tsuruha Holdings, Inc.	30,900	4,326,774
YAKUODO Holdings Co., Ltd.	180,600	4,425,948
		99,691,519

Malaysia (0.24%)
AEON Credit Service M Bhd	430,437	944,935
Scicom MSC Bhd	3,549,500	752,253
		1,697,188

Netherlands (1.65%)
Aalberts NV	267,576	8,976,907
Shop Apotheke Europe NV(a)(b)(c)	15,807	2,622,904
		11,599,811

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,542,256	1

Norway (1.81%)
Medistim ASA	85,511	1,860,528
Nordic Semiconductor ASA(a)	392,000	4,123,281
Sbanken ASA(a)(b)(c)	688,929	4,393,021
Self Storage Group ASA(a)	1,016,072	2,339,998
		12,716,828

Philippines (1.00%)
Concepcion Industrial Corp.	3,070,600	1,374,691

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	59

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Philippines (continued)
Puregold Price Club, Inc.	5,622,000	$4,791,437
Wilcon Depot, Inc.	2,886,000	853,460
		7,019,588

Poland (0.92%)
Allegro.eu SA(a)(b)(c)	2,193	44,568
Dino Polska SA(a)(b)(c)	79,162	4,352,282
LiveChat Software SA	85,000	2,048,452
		6,445,302

Singapore (1.37%)
Riverstone Holdings, Ltd./Singapore	3,442,400	9,590,139

South Africa (0.48%)
Italtile, Ltd.	4,209,423	3,375,557

South Korea (1.97%)
LEENO Industrial, Inc.	45,500	4,894,133
Suprema, Inc.(a)	91,500	2,213,127
Tokai Carbon Korea Co., Ltd.	82,135	6,717,165
		13,824,425

Sweden (2.09%)
Beijer Alma AB	161,776	2,110,427
Epiroc AB, Class B	237,600	3,401,398
KNOW IT AB(a)	184,892	5,058,500
Nibe Industrier AB, Class B(a)	37,457	901,920
Sagax AB B	159,528	2,505,690
SwedenCare AB	26,206	644,960
		14,622,895

Taiwan (2.90%)
ASPEED Technology, Inc.	49,000	2,371,576
Bioteque Corp.	932,000	4,486,187
Poya International Co., Ltd.	4,000	86,393
Sporton International, Inc.	1,002,003	8,010,916
Test Research, Inc.	1,278,252	2,485,738
TSC Auto ID Technology Co., Ltd.	151,800	951,881
Voltronic Power Technology Corp.	55,650	1,908,862
		20,301,553

Turkey (0.04%)
DP Eurasia NV(a)(b)(c)	635,340	275,315

United Arab Emirates (0.23%)
Aramex PJSC	685,796	735,917
Network International Holdings PLC(a)(b)(c)	307,300	881,773
		1,617,690
	Shares	Value (Note 2)
United States (5.06%)
Bank of NT Butterfield & Son, Ltd.	196,634	$5,202,936
EPAM Systems, Inc.(a)	54,421	16,813,368
Frontage Holdings Corp.(a)(b)(c)	7,407,000	3,262,612
Genpact, Ltd.	178,443	6,133,086
Lululemon Athletica, Inc.(a)	12,717	4,060,411
		35,472,413

Vietnam (1.66%)
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	2,810,419	2,942,053
Vietnam Dairy Products JSC	1,130,347	5,281,327
Vietnam Technological & Commercial Joint Stock Bank(a)	3,677,473	3,396,129
		11,619,509

TOTAL COMMON STOCKS
(Cost $458,128,535)		679,957,110

TOTAL INVESTMENTS (97.01%)
(Cost $458,128,535)		$679,957,110

Other Assets In Excess Of Liabilities (2.99%)		20,930,624

NET ASSETS (100.00%)		$700,887,734

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $57,634,228, representing 8.22% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $58,244,163, representing 8.31% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)

Technology	27.9%
Consumer	18.4%
Health Care	17.2%
Industrials	17.0%
Financials	14.4%
Energy & Materials	1.4%
Communications	0.7%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)

IT Services	14.1%
Semiconductors & Semiconductor Equipment	6.3%
Professional Services	6.1%
Software	5.1%
Capital Markets	5.1%
Pharmaceuticals	5.1%
Health Care Providers & Services	5.0%
Internet & Direct Marketing Retail	5.0%
Health Care Equipment & Supplies	4.4%
Machinery	3.9%
Food & Staples Retailing	3.0%
Banks	3.0%
Multiline Retail	2.9%
Trading Companies & Distributors	2.7%
Household Durables	2.6%
Real Estate Management & Development	2.5%
Equity Real Estate Investment Trusts (REITs)	2.1%
Life Sciences Tools & Services	2.0%
Food Products	1.6%
Specialty Retail	1.4%
Commercial Services & Supplies	1.3%
Building Products	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Other Industries (each less than 1%)	9.7%
Cash and Other Assets, Less Liabilities	3.0%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	61

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.67%)
Argentina (1.38%)
Globant SA(a)	108,975	$19,681,975

Australia (2.87%)
Appen, Ltd.	552,500	12,583,978
Domino's Pizza Enterprises, Ltd.	164,200	9,780,004
Kogan.com, Ltd.	371,601	5,379,297
Netwealth Group, Ltd.	1,088,100	13,215,571
		40,958,850

Belgium (2.04%)
Melexis NV	197,856	15,060,527
Warehouses De Pauw CVA	419,737	14,062,518
		29,123,045

Brazil (1.70%)
Arco Platform, Ltd., Class A(a)	102,475	3,492,348
Fleury SA	756,500	3,623,005
Pagseguro Digital, Ltd., Class A(a)	337,400	12,352,214
Raia Drogasil SA	1,138,400	4,789,337
		24,256,904

Britain (19.09%)
Abcam PLC	760,300	14,504,773
Ascential PLC(a)	1,890,500	6,770,420
B&M European Value Retail SA	8,000,100	50,208,116
Big Yellow Group PLC	565,500	8,058,931
boohoo Group PLC(a)	3,884,914	13,615,524
Dechra Pharmaceuticals PLC	1,086,700	49,160,048
Diploma PLC	38,026	1,094,981
Endava PLC, ADR(a)	453,200	28,959,480
Gamma Communications PLC	281,500	6,090,232
Intertek Group PLC	288,600	20,788,176
Sanne Group PLC	3,161,600	24,844,458
Softcat PLC	1,367,535	19,935,512
St. James's Place PLC	2,461,837	28,691,959
		272,722,610

Canada (2.06%)
Gildan Activewear, Inc.	596,134	12,349,545
Ritchie Bros Auctioneers, Inc.	281,124	17,044,548
		29,394,093

China (9.58%)
Baozun, Inc., Sponsored ADR(a)	222,600	8,144,934
CSPC Pharmaceutical Group, Ltd.	7,024,600	7,459,605
Hangzhou Tigermed Consulting Co., Ltd., Class A	419,250	7,787,210
	Shares	Value (Note 2)
China (continued)
Jiangsu Hengrui Medicine Co., Ltd., Class A	354,400	$4,713,708
Li Ning Co., Ltd.	1,407,000	7,333,200
Silergy Corp.	955,200	58,890,831
Trip.com Group, Ltd., ADR(a)	275,775	7,931,289
WuXi AppTec Co., Ltd., Class H(b)(c)	918,960	14,692,608
Yum China Holdings, Inc.	373,925	19,904,028
		136,857,413

Denmark (0.27%)
Ambu A/S, Class B	129,312	3,922,086

France (3.63%)
Alten SA(a)	214,764	17,195,784
BioMerieux	75,050	11,174,840
Bureau Veritas SA(a)	527,346	11,563,785
Eurofins Scientific SE(a)	14,959	11,912,118
		51,846,527

Germany (5.07%)
CANCOM SE	108,386	4,284,892
Dermapharm Holding SE	296,564	14,402,850
Grand City Properties SA	798,489	18,124,509
PATRIZIA AG	705,980	16,068,786
Puma SE(a)	136,400	11,940,851
QIAGEN NV(a)	160,900	7,633,096
		72,454,984

Hong Kong (2.14%)
Techtronic Industries Co., Ltd.	1,099,500	14,809,542
Vitasoy International Holdings, Ltd.	3,911,000	15,819,629
		30,629,171

India (8.62%)
Avenue Supermarts, Ltd.(a)(b)(c)	299,500	9,054,696
Bajaj Finance, Ltd.	698,725	31,169,045
HDFC Bank, Ltd.(a)	977,500	15,610,615
Marico, Ltd.	1,372,658	6,609,827
Metropolis Healthcare, Ltd.(b)(c)	86,500	2,295,448
Titan Co., Ltd.	432,255	6,803,341
WNS Holdings, Ltd., ADR(a)	894,295	51,547,164
		123,090,136

Indonesia (0.59%)
Bank Tabungan Pensiunan Nasional Syariah	33,614,900	8,393,938

Ireland (2.12%)
ICON PLC, ADR(a)	93,575	16,871,572
Keywords Studios PLC	487,375	13,388,464
		30,260,036

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Israel (1.48%)
Wix.com, Ltd.(a)	85,200	$21,071,664

Italy (2.02%)
DiaSorin SpA	52,201	11,459,576
GVS SpA(a)(b)(c)	500,072	7,047,123
Interpump Group SpA	275,527	10,407,027
		28,913,726

Japan (9.22%)
BayCurrent Consulting, Inc.	110,300	14,271,750
Japan Lifeline Co., Ltd.	132,100	1,704,640
MonotaRO Co., Ltd.	433,500	23,977,635
Nihon M&A Center, Inc.	618,100	36,295,815
Seria Co., Ltd.	486,800	18,755,978
Systena Corp.	1,419,300	25,753,900
Tsuruha Holdings, Inc.	78,100	10,935,955
		131,695,673

Netherlands (2.01%)
Aalberts NV	449,858	15,092,285
Shop Apotheke Europe NV(a)(b)(c)	82,439	13,679,358
		28,771,643

Norway (0.51%)
Nordic Semiconductor ASA(a)	696,792	7,329,257

Philippines (0.62%)
Puregold Price Club, Inc.	2,422,700	2,064,784
Wilcon Depot, Inc.	23,051,800	6,816,976
		8,881,760

Poland (2.10%)
Allegro.eu SA(a)(b)(c)	397,968	8,087,840
Dino Polska SA(a)(b)(c)	399,072	21,940,754
		30,028,594

South Korea (0.48%)
LEENO Industrial, Inc.	63,428	6,822,529

Sweden (3.61%)
AddTech AB, Class B	593,000	6,553,288
EQT AB	1,047,700	19,907,521
Nibe Industrier AB, Class B(a)	313,100	7,539,075
Sagax AB B	583,522	9,165,320
Sweco AB, Class B	166,100	8,358,174
		51,523,378

Switzerland (1.34%)
Partners Group Holding AG	21,190	19,077,490

Taiwan (2.09%)
ASPEED Technology, Inc.	156,000	7,550,323
momo.com, Inc.	344,000	8,232,403
	Shares	Value (Note 2)
Taiwan (continued)
Voltronic Power Technology Corp.	411,190	$14,104,310
		29,887,036

United States (9.49%)
Ashtead Group PLC	248,300	8,972,932
Bank of NT Butterfield & Son, Ltd.	541,582	14,330,260
EPAM Systems, Inc.(a)	168,675	52,112,141
Genpact, Ltd.	666,450	22,905,886
Lululemon Athletica, Inc.(a)	73,130	23,349,678
Monolithic Power Systems, Inc.	43,275	13,830,690
		135,501,587

Vietnam (1.54%)
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	4,000,277	4,187,641
Vietnam Dairy Products JSC	1,724,352	8,056,701
Vietnam Technological & Commercial Joint Stock Bank(a)	7,584,926	7,004,643
Vincom Retail JSC(a)	2,508,030	2,758,920
		22,007,905

TOTAL COMMON STOCKS
(Cost $1,054,711,711)		1,395,104,010

TOTAL INVESTMENTS (97.67%)
(Cost $1,054,711,711)		$1,395,104,010

Other Assets In Excess Of Liabilities (2.33%)		33,336,687

NET ASSETS (100.00%)		$1,428,440,697

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $76,797,827, representing 5.38% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of these securities was $76,797,827, representing 5.38% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	63

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)

Technology	29.7%
Consumer	22.2%
Financials	17.8%
Industrials	14.8%
Health Care	13.2%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)

IT Services	18.0%
Semiconductors & Semiconductor Equipment	7.7%
Capital Markets	7.4%
Professional Services	5.8%
Pharmaceuticals	5.3%
Multiline Retail	4.8%
Internet & Direct Marketing Retail	4.6%
Textiles, Apparel & Luxury Goods	4.3%
Life Sciences Tools & Services	4.1%
Banks	3.5%
Food & Staples Retailing	3.4%
Real Estate Management & Development	3.2%
Software	3.2%
Trading Companies & Distributors	2.9%
Machinery	2.8%
Health Care Equipment & Supplies	2.5%
Consumer Finance	2.2%
Hotels, Restaurants & Leisure	2.1%
Food Products	1.7%
Equity Real Estate Investment Trusts (REITs)	1.6%
Commercial Services & Supplies	1.2%
Biotechnology	1.0%
Other Industries (each less than 1%)	4.6%
Cash and Other Assets, Less Liabilities	2.3%
Total	100%

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.72%)
Argentina (1.74%)
Globant SA(a)	3,450	$623,105

Britain (3.74%)
Endava PLC, ADR(a)	13,900	888,210
Oxford Immunotec Global PLC(a)	40,092	450,634
		1,338,844

Canada (0.75%)
Ritchie Bros Auctioneers, Inc.	4,425	268,288

Germany (0.77%)
QIAGEN NV(a)	5,792	274,772

Hong Kong (1.20%)
Techtronic Industries Co., Ltd.	32,000	431,019

India (3.14%)
WNS Holdings, Ltd., ADR(a)	19,550	1,126,862

Ireland (1.50%)
ICON PLC, ADR(a)	3,000	540,900

Israel (1.45%)
Wix.com, Ltd.(a)	2,100	519,372

United States (82.43%)
ABIOMED, Inc.(a)	427	107,553
Array Technologies, Inc.(a)	285	10,502
Ashtead Group PLC	6,925	250,252
Bank of NT Butterfield & Son, Ltd.	13,800	365,148
Blackline, Inc.(a)	5,675	554,334
Blackstone Group, Inc., Class A	9,050	456,301
Cardiovascular Systems, Inc.(a)	7,738	275,860
CDW Corp.	2,225	272,785
CoreSite Realty Corp.	4,550	543,088
DexCom, Inc.(a)	525	167,780
EPAM Systems, Inc.(a)	4,350	1,343,932
Equinix, Inc.	750	548,430
Etsy, Inc.(a)	3,575	434,684
Exact Sciences Corp.(a)	3,450	427,214
ExlService Holdings, Inc.(a)	7,175	543,435
Fastenal Co.	16,250	702,487
First Republic Bank	11,350	1,431,689
Five Below, Inc.(a)	3,275	436,689
Freshpet, Inc.(a)	1,100	125,950
FTI Consulting, Inc.(a)	2,750	270,765
Genpact, Ltd.	17,975	617,801
Goosehead Insurance, Inc., Class A	5,925	726,050
Hamilton Lane, Inc., Class A	5,750	400,775
HD Supply Holdings, Inc.(a)	11,175	445,436
	Shares	Value (Note 2)
United States (continued)
Heska Corp.(a)	9,350	$1,097,035
Houlihan Lokey, Inc.	7,550	473,385
IDEXX Laboratories, Inc.(a)	1,285	545,893
Inphi Corp.(a)	3,800	531,088
Kinsale Capital Group, Inc.	2,775	520,229
LeMaitre Vascular, Inc.	16,800	545,663
Lemonade, Inc.(a)	2,546	128,038
LGI Homes, Inc.(a)	5,125	547,760
Littelfuse, Inc.	2,292	453,678
Lululemon Athletica, Inc.(a)	1,705	544,389
Medallia, Inc.(a)	12,550	357,048
Medpace Holdings, Inc.(a)	3,725	413,252
Microchip Technology, Inc.	2,900	304,732
Monolithic Power Systems, Inc.	1,825	583,270
Morningstar, Inc.	1,000	190,380
MSCI, Inc.	550	192,412
NV5 Global, Inc.(a)	3,250	182,260
Old Dominion Freight Line, Inc.	900	171,333
Ollie's Bargain Outlet Holdings, Inc.(a)	4,022	350,276
Paycom Software, Inc.(a)	2,616	952,458
Paylocity Holding Corp.(a)	2,325	431,334
PJT Partners, Inc., Class A	10,150	686,749
Pluralsight, Inc., Class A(a)	60,100	943,569
Pool Corp.	2,050	717,152
Power Integrations, Inc.	13,600	818,856
PPD, Inc.(a)	10,325	339,486
Qualys, Inc.(a)	10,188	895,016
Rapid7, Inc.(a)	2,800	173,404
Rexford Industrial Realty, Inc.	4,400	204,424
Silicon Laboratories, Inc.(a)	4,453	456,254
STAAR Surgical Co.(a)	2,800	203,000
Sumo Logic, Inc.(a)	6,363	109,953
SVB Financial Group(a)	1,455	422,969
Systemax, Inc.	23,025	654,601
Terreno Realty Corp.	9,424	530,383
Texas Roadhouse, Inc.	1,700	119,051
Ulta Beauty, Inc.(a)	2,300	475,571
Veracyte, Inc.(a)	3,250	112,645
WW Grainger, Inc.	1,250	437,525
Zoetis, Inc.	1,741	276,036
		29,551,497

TOTAL COMMON STOCKS
(Cost $29,104,030)		34,674,659

TOTAL INVESTMENTS (96.72%)
(Cost $29,104,030)		$34,674,659

Other Assets In Excess Of Liabilities (3.28%)		1,176,182

NET ASSETS (100.00%)		$35,850,841

(a)	Non-Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	65

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2020) (Unaudited)

Technology	37.6%
Financials	21.8%
Health Care	16.1%
Industrials	10.7%
Consumer	10.5%
Cash, Cash Equivalents, & Other Net Assets	3.3%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
IT Services	14.1%
Software	14.1%
Health Care Equipment & Supplies	9.5%
Semiconductors & Semiconductor Equipment	7.5%
Trading Companies & Distributors	6.9%
Capital Markets	6.7%
Banks	6.2%
Equity Real Estate Investment Trusts (REITs)	5.1%
Life Sciences Tools & Services	4.4%
Insurance	3.8%
Specialty Retail	2.5%
Electronic Equipment, Instruments & Components	2.0%
Distributors	2.0%
Household Durables	1.5%
Textiles, Apparel & Luxury Goods	1.5%
Biotechnology	1.5%
Internet & Direct Marketing Retail	1.2%
Machinery	1.2%
Other Industries (each less than 1%)	5.0%
Cash and Other Assets, Less Liabilities	3.3%
Total	100%

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
ASSETS
Investments, at value (Cost - see below)	$459,508,795	$14,810,326	$42,047,518
Cash	4,411,939	224,074	18,013
Foreign cash, at value (Cost $174,905, $185,650 and $11,299, respectively)	173,936	184,441	11,299
Dividends and interest receivable	325,867	14,625	22,423
Receivable for investments sold	–	–	157,703
Receivable for fund shares subscribed	40,997	9,789	7,600
Prepaid and other assets	12,736	20,652	13,698
Total assets	464,474,270	15,263,907	42,278,254

LIABILITIES
Payable for investments purchased	549,436	249,107	148,569
Foreign capital gains tax	1,972,632	12,178	144,380
Payable for fund shares redeemed	2,003,518	–	–
Advisory fees payable	520,386	1,848	53,603
Administration fees payable	39,406	42,918	15,349
Custodian fees payable	72,803	4,390	5,247
Payable for trustee fees and expenses	13,743	303	1,002
Payable for chief compliance officer fee	2,051	46	329
Payable for principal financial officer fees	391	8	23
Distribution and service fees payable	2,496	–	–
Payable for transfer agency fees	7,066	5,563	6,870
Accrued expenses and other liabilities	34,539	19,059	22,517
Total liabilities	5,218,467	335,420	397,889
NET ASSETS	$459,255,803	$14,928,487	$41,880,365

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$335,640,880	$14,177,800	$25,785,601
Total distributable earnings	123,614,923	750,687	16,094,764
NET ASSETS	$459,255,803	$14,928,487	$41,880,365

INVESTMENTS, AT COST	$329,736,823	$14,017,327	$29,470,362

PRICING OF SHARES
Investor Class
Net Assets	$11,312,241	$–	$–
Net Asset Value, offering and redemption price per share	$13.95	$–	$–
Shares of beneficial interest outstanding	810,814	–	–
Institutional Class
Net Assets	$447,943,562	$14,928,487	$41,880,365
Net Asset Value, offering and redemption price per share	$14.06	$10.97	$15.78
Shares of beneficial interest outstanding	31,868,094	1,360,570	2,654,117

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	67

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$746,554,454	$277,973,538	$255,646,638
Cash	–	–	6,013,177
Deposit with broker for short sales (Note 2)	–	1,000,208	–
Foreign cash, at value (Cost $283,033, $10,011 and $363,524, respectively)	281,902	10,011	363,537
Dividends and interest receivable	440,507	192,354	175,580
Receivable for investments sold	4,316,771	1,352,747	818,604
Receivable for fund shares subscribed	75,244	39,743	202,201
Prepaid and other assets	33,670	21,957	23,014
Total assets	751,702,548	280,590,558	263,242,751

LIABILITIES
Payable to custodian due to overdraft	283,181	238,020	–
Payable for investments purchased	3,064,735	710,592	2,352,306
Foreign capital gains tax	1,724,624	440,923	361,234
Payable for fund shares redeemed	530,506	54,493	42,508
Advisory fees payable	757,707	269,236	181,749
Administration fees payable	50,801	34,932	23,140
Custodian fees payable	45,046	27,199	15,821
Payable for trustee fees and expenses	19,754	7,918	6,505
Payable for chief compliance officer fee	2,675	1,218	948
Payable for principal financial officer fees	525	214	158
Distribution and service fees payable	25,162	10,979	21,272
Payable for transfer agency fees	12,848	10,249	12,669
Accrued expenses and other liabilities	42,588	30,700	21,720
Total liabilities	6,560,152	1,836,673	3,040,030
NET ASSETS	$745,142,396	$278,753,885	$260,202,721

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$450,629,763	$156,721,151	$170,762,164
Total distributable earnings	294,512,633	122,032,734	89,440,557
NET ASSETS	$745,142,396	$278,753,885	$260,202,721

INVESTMENTS, AT COST	$511,561,035	$181,346,980	$174,748,544

PRICING OF SHARES
Investor Class
Net Assets	$110,207,912	$49,788,393	$73,096,944
Net Asset Value, offering and redemption price per share	$4.29	$18.56	$18.46
Shares of beneficial interest outstanding	25,698,211	2,682,383	3,959,647
Institutional Class
Net Assets	$634,934,484	$228,965,492	$187,105,777
Net Asset Value, offering and redemption price per share	$4.36	$18.68	$18.62
Shares of beneficial interest outstanding	145,508,448	12,260,098	10,047,914

See Notes to Financial Statements.

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Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$679,957,110	$1,395,104,010	$34,674,659
Cash	18,802,054	43,029,793	1,645,501
Foreign cash, at value (Cost $478,734, $3,861,149 and $–, respectively)	478,666	3,861,289	–
Dividends and interest receivable	698,554	1,019,241	6,673
Receivable for investments sold	899,863	6,180,981	18,018
Receivable for fund shares subscribed	4,959,157	991,902	123,400
Deferred offering cost	–	–	20,829
Prepaid and other assets	38,171	41,382	424
Total assets	705,833,575	1,450,228,598	36,489,504

LIABILITIES
Payable for investments purchased	2,317,731	18,041,604	584,754
Foreign capital gains tax	1,417,760	1,811,273	–
Payable for fund shares redeemed	316,340	769,569	–
Advisory fees payable	721,230	957,875	13,206
Administration fees payable	50,874	74,772	8,514
Custodian fees payable	48,377	30,413	4,113
Payable for trustee fees and expenses	18,747	31,861	265
Payable for chief compliance officer fee	2,650	3,684	117
Payable for principal financial officer fees	518	745	3
Distribution and service fees payable	11,402	21,743	–
Payable for transfer agency fees	7,100	24,252	5,218
Accrued expenses and other liabilities	33,112	20,110	22,473
Total liabilities	4,945,841	21,787,901	638,663
NET ASSETS	$700,887,734	$1,428,440,697	$35,850,841

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$453,937,815	$1,089,805,419	$30,066,795
Total distributable earnings	246,949,919	338,635,278	5,784,046
NET ASSETS	$700,887,734	$1,428,440,697	$35,850,841

INVESTMENTS, AT COST	$458,128,535	$1,054,711,711	$29,104,030

PRICING OF SHARES
Investor Class
Net Assets	$48,540,458	$54,449,934	$–
Net Asset Value, offering and redemption price per share	$4.05	$18.65	$–
Shares of beneficial interest outstanding	11,991,639	2,919,093	–
Institutional Class
Net Assets	$652,347,276	$1,373,990,763	$35,850,841
Net Asset Value, offering and redemption price per share	$4.08	$18.76	$17.14
Shares of beneficial interest outstanding	159,873,313	73,243,219	2,091,466

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	69

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
INVESTMENT INCOME
Dividends	$3,848,836	$149,186	$315,909
Foreign taxes withheld	(412,099)	(11,544)	(30,525)
Total investment income	3,436,737	137,642	285,384

EXPENSES
Investment advisor fees (Note 6)	3,095,844	56,256	282,268
Administrative fees	85,148	26,604	20,441
Distribution and service fees - Investor Class	13,578	–	–
Transfer agent fees	20,510	15,491	19,222
Professional fees	28,786	13,498	16,637
Printing fees	5,181	241	1,298
Registration fees	17,533	2,909	10,607
Custodian fees	218,703	26,778	28,772
Trustee fees and expenses	14,096	316	1,052
Chief compliance officer fees	5,768	131	622
Principal financial officer fees	1,055	24	76
Offering costs	–	16,657	–
Other expenses	9,529	2,570	3,060
Total expenses	3,515,731	161,475	384,055
Voluntary waiver of investment advisory fees (Note 6)	(64,333)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	(85,305)	(7,027)
Total net expenses	3,451,398	76,170	377,028
NET INVESTMENT INCOME/(LOSS)	(14,661)	61,472	(91,644)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	6,035,216	411,873	3,514,704
Net realized loss on foreign currency transactions	(67,815)	(2,792)	(3,856)
Net realized gain	5,967,401	409,081	3,510,848
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,931,778, $12,178 and $143,666, respectively)	97,264,990	1,781,332	9,205,114
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(9,094)	(1,740)	207
Net change in unrealized appreciation	97,255,896	1,779,592	9,205,321
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	103,223,297	2,188,673	12,716,169
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,208,636	$2,250,145	$12,624,525

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
INVESTMENT INCOME
Dividends	$3,674,291	$1,835,118	$1,186,053
Foreign taxes withheld	(344,722)	(167,047)	(72,872)
Total investment income	3,329,569	1,668,071	1,113,181

EXPENSES
Investment advisor fees (Note 6)	4,324,063	1,521,124	981,198
Administrative fees	119,636	64,332	50,026
Distribution and service fees - Investor Class	134,470	59,242	126,281
Transfer agent fees	32,767	26,993	32,891
Professional fees	28,148	27,043	19,986
Printing fees	13,201	8,682	5,629
Registration fees	17,815	15,824	17,505
Custodian fees	150,706	94,919	70,295
Trustee fees and expenses	20,144	8,308	7,106
Chief compliance officer fees	8,092	3,477	2,957
Principal financial officer fees	1,495	619	519
Other expenses	12,432	7,267	6,469
Total expenses	4,862,969	1,837,830	1,320,862
Voluntary waiver of investment advisory fees (Note 6)	(181,435)	–	–
Total net expenses	4,681,534	1,837,830	1,320,862
NET INVESTMENT LOSS	(1,351,965)	(169,759)	(207,681)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	57,289,884	22,901,580	10,961,188
Net realized gain/(loss) on foreign currency transactions	(74,460)	26,314	(20,926)
Net realized gain	57,215,424	22,927,894	10,940,262
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,724,624, $435,163 and $361,234, respectively)	126,700,267	50,255,193	48,874,190
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(568)	1,362	963
Net change in unrealized appreciation	126,699,699	50,256,555	48,875,153
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	183,915,123	73,184,449	59,815,415
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$182,563,158	$73,014,690	$59,607,734

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	71

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$4,343,811	$7,025,233	$67,663
Foreign taxes withheld	(473,355)	(615,705)	(238)
Total investment income	3,870,456	6,409,528	67,425

EXPENSES
Investment advisor fees (Note 6)	4,040,586	4,849,787	75,894
Administrative fees	113,221	192,910	13,716
Distribution and service fees - Investor Class	61,675	131,534	–
Transfer agent fees	19,583	65,398	15,613
Professional fees	27,870	29,034	11,526
Printing fees	9,318	19,444	325
Registration fees	19,454	22,284	–
Custodian fees	156,600	207,869	15,390
Trustee fees and expenses	18,941	34,160	396
Chief compliance officer fees	7,640	13,298	252
Principal financial officer fees	1,410	2,473	28
Offering costs	–	–	27,826
Other expenses	12,124	16,413	2,319
Total expenses	4,488,422	5,584,604	163,285
Voluntary waiver of investment advisory fees (Note 6)	(141,419)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	–	(61,373)
Total net expenses	4,347,003	5,584,604	101,912
NET INVESTMENT INCOME/(LOSS)	(476,547)	824,924	(34,487)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	30,060,407	11,338,629	233,866
Net realized gain/(loss) on foreign currency transactions	318	(86,923)	(79)
Net realized gain	30,060,725	11,251,706	233,787
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,381,250, $1,811,273 and $0, respectively)	140,743,322	266,268,644	4,089,392
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	1,974	11,980	(1)
Net change in unrealized appreciation	140,745,296	266,280,624	4,089,391
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	170,806,021	277,532,330	4,323,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,329,474	$278,357,254	$4,288,691

(a)	For the period from March 20, 2020 (Commencement of Operations) to April 30, 2020.

See Notes to Financial Statements.

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Statements of
Grandeur Peak Emerging Markets Opportunities Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(14,661)	$1,293,698
Net realized gain/(loss)	5,967,401	(888,857)
Net change in unrealized appreciation/(depreciation)	97,255,896	(27,811,796)
Net increase/(decrease) in net assets resulting from operations	103,208,636	(27,406,955)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(8,164)
Institutional Class	–	(986,840)
Net decrease in net assets from distributions	–	(995,004)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	318,466	451,669
Distributions reinvested	–	8,003
Cost of shares redeemed	(1,600,759)	(3,475,235)
Redemption fees	284	–
Net decrease from capital shares transactions	(1,282,009)	(3,015,563)

Institutional Class
Proceeds from sales of shares	20,592,035	67,811,609
Distributions reinvested	–	920,902
Cost of shares redeemed	(62,693,961)	(104,284,799)
Redemption fees	1,486	850
Net decrease from capital shares transactions	(42,100,440)	(35,551,438)

Net increase/(decrease) in net assets	59,826,187	(66,968,960)

NET ASSETS
Beginning of period	399,429,616	466,398,576
End of period	$459,255,803	$399,429,616

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	23,689	40,303
Issued to shareholders in reinvestment of distributions	–	631
Redeemed	(120,962)	(306,328)
Net decrease in share transactions	(97,273)	(265,394)

Institutional Class
Issued	1,562,327	5,981,655
Issued to shareholders in reinvestment of distributions	–	72,228
Redeemed	(4,633,566)	(9,192,424)
Net decrease in share transactions	(3,071,239)	(3,138,541)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	73

Statements of
Grandeur Peak Global Contrarian Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
OPERATIONS
Net investment income	$61,472	$43,887
Net realized gain/(loss)	409,081	(524,050)
Net change in unrealized appreciation/(depreciation)	1,779,592	(1,000,272)
Net increase/(decrease) in net assets resulting from operations	2,250,145	(1,480,435)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(19,023)
Net decrease in net assets from distributions	–	(19,023)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	5,231,821	12,724,690
Distributions reinvested	–	18,940
Cost of shares redeemed	(1,415,183)	(2,384,958)
Redemption fees	287	2,203
Net increase from capital shares transactions	3,816,925	10,360,875

Net increase in net assets	6,067,070	8,861,417

NET ASSETS
Beginning of period	8,861,417	–
End of period	$14,928,487	$8,861,417

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	490,524	1,260,722
Issued to shareholders in reinvestment of distributions	–	1,747
Redeemed	(139,279)	(253,144)
Net increase in share transactions	351,245	1,009,325

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Statements of
Grandeur Peak Global Micro Cap Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(91,644)	$29,619
Net realized gain	3,510,848	711,242
Net change in unrealized appreciation/(depreciation)	9,205,321	(1,056,838)
Net increase/(decrease) in net assets resulting from operations	12,624,525	(315,977)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(250,282)
Net decrease in net assets from distributions	–	(250,282)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,002,604	2,296,880
Distributions reinvested	–	235,712
Cost of shares redeemed	(1,380,691)	(7,986,889)
Redemption fees	–	2
Net decrease from capital shares transactions	(378,087)	(5,454,295)

Net increase/(decrease) in net assets	12,246,438	(6,020,554)

NET ASSETS
Beginning of period	29,633,927	35,654,481
End of period	$41,880,365	$29,633,927

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	71,494	217,579
Issued to shareholders in reinvestment of distributions	–	18,872
Redeemed	(100,388)	(706,293)
Net decrease in share transactions	(28,894)	(469,842)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	75

Statements of
Grandeur Peak Global Opportunities Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(1,351,965)	$78,438
Net realized gain	57,215,424	26,694,598
Net change in unrealized appreciation/(depreciation)	126,699,699	(44,213,439)
Net increase/(decrease) in net assets resulting from operations	182,563,158	(17,440,403)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,708,303)
Institutional Class	–	(30,103,204)
Net decrease in net assets from distributions	–	(36,811,507)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	5,869,505	7,454,239
Distributions reinvested	–	6,371,304
Cost of shares redeemed	(18,074,315)	(41,539,676)
Redemption fees	255	754
Net decrease from capital shares transactions	(12,204,555)	(27,713,379)

Institutional Class
Proceeds from sales of shares	44,011,302	65,579,216
Distributions reinvested	–	28,060,062
Cost of shares redeemed	(32,213,514)	(103,299,952)
Redemption fees	492	4,046
Net increase/(decrease) from capital shares transactions	11,798,280	(9,656,628)

Net increase/(decrease) in net assets	182,156,883	(91,621,917)

NET ASSETS
Beginning of period	562,985,513	654,607,430
End of period	$745,142,396	$562,985,513

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,454,793	2,224,286
Issued to shareholders in reinvestment of distributions	–	1,750,358
Redeemed	(4,449,518)	(12,872,148)
Net decrease in share transactions	(2,994,725)	(8,897,504)

Institutional Class
Issued	10,757,951	19,482,616
Issued to shareholders in reinvestment of distributions	–	7,604,353
Redeemed	(8,223,181)	(32,775,945)
Net increase/(decrease) in share transactions	2,534,770	(5,688,976)

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Statements of
Grandeur Peak Global Reach Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(169,759)	$490,829
Net realized gain	22,927,894	10,535,989
Net change in unrealized appreciation/(depreciation)	50,256,555	(15,663,042)
Net increase/(decrease) in net assets resulting from operations	73,014,690	(4,636,224)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,188,362)
Institutional Class	–	(6,944,162)
Net decrease in net assets from distributions	–	(8,132,524)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,363,697	7,664,510
Distributions reinvested	–	1,160,085
Cost of shares redeemed	(4,336,411)	(24,000,795)
Redemption fees	583	243
Net decrease from capital shares transactions	(2,972,131)	(15,175,957)

Institutional Class
Proceeds from sales of shares	6,287,835	30,887,024
Distributions reinvested	–	6,260,838
Cost of shares redeemed	(38,891,604)	(96,958,918)
Redemption fees	19,448	1,537
Net decrease from capital shares transactions	(32,584,321)	(59,809,519)

Net increase/(decrease) in net assets	37,458,238	(87,754,224)

NET ASSETS
Beginning of period	241,295,647	329,049,871
End of period	$278,753,885	$241,295,647

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	78,057	602,908
Issued to shareholders in reinvestment of distributions	–	72,733
Redeemed	(250,186)	(1,579,288)
Net decrease in share transactions	(172,129)	(903,647)

Institutional Class
Issued	352,748	2,095,909
Issued to shareholders in reinvestment of distributions	–	391,058
Redeemed	(2,257,707)	(6,457,674)
Net decrease in share transactions	(1,904,959)	(3,970,707)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	77

Statements of
Grandeur Peak Global Stalwarts Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(207,681)	$97,454
Net realized gain/(loss)	10,940,262	(253,222)
Net change in unrealized appreciation/(depreciation)	48,875,153	(1,536,586)
Net increase/(decrease) in net assets resulting from operations	59,607,734	(1,692,354)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,469,313)
Institutional Class	–	(1,886,642)
Net decrease in net assets from distributions	–	(3,355,955)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	10,804,915	18,760,212
Distributions reinvested	–	1,431,115
Cost of shares redeemed	(49,760,829)	(22,089,480)
Redemption fees	2,818	5,329
Net decrease from capital shares transactions	(38,953,096)	(1,892,824)

Institutional Class
Proceeds from sales of shares	54,864,026	38,109,836
Distributions reinvested	–	1,647,207
Cost of shares redeemed	(20,227,647)	(27,260,248)
Redemption fees	1,237	20,718
Net increase from capital shares transactions	34,637,616	12,517,513

Net increase in net assets	55,292,254	5,576,380

NET ASSETS
Beginning of period	204,910,467	199,334,087
End of period	$260,202,721	$204,910,467

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	618,620	1,356,611
Issued to shareholders in reinvestment of distributions	–	90,922
Redeemed	(2,641,383)	(1,559,169)
Net decrease in share transactions	(2,022,763)	(111,636)

Institutional Class
Issued	2,893,694	2,855,814
Issued to shareholders in reinvestment of distributions	–	103,990
Redeemed	(1,171,037)	(1,932,732)
Net increase in share transactions	1,722,657	1,027,072

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Statements of
Grandeur Peak International Opportunities Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(476,547)	$1,396,777
Net realized gain	30,060,725	18,565,541
Net change in unrealized appreciation/(depreciation)	140,745,296	(59,862,701)
Net increase/(decrease) in net assets resulting from operations	170,329,474	(39,900,383)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,839,214)
Institutional Class	–	(22,483,478)
Net decrease in net assets from distributions	–	(24,322,692)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	3,446,140	4,655,083
Distributions reinvested	–	1,750,795
Cost of shares redeemed	(9,868,860)	(17,993,458)
Redemption fees	1,910	2,029
Net decrease from capital shares transactions	(6,420,810)	(11,585,551)

Institutional Class
Proceeds from sales of shares	64,172,506	66,126,881
Distributions reinvested	–	20,460,565
Cost of shares redeemed	(42,365,695)	(206,920,088)
Redemption fees	740	1,152
Net increase/(decrease) from capital shares transactions	21,807,551	(120,331,490)

Net increase/(decrease) in net assets	185,716,215	(196,140,116)

NET ASSETS
Beginning of period	515,171,519	711,311,635
End of period	$700,887,734	$515,171,519

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	898,430	1,502,144
Issued to shareholders in reinvestment of distributions	–	495,976
Redeemed	(2,497,848)	(5,810,441)
Net decrease in share transactions	(1,599,418)	(3,812,321)

Institutional Class
Issued	16,193,011	21,300,368
Issued to shareholders in reinvestment of distributions	–	5,763,539
Redeemed	(11,003,463)	(67,024,606)
Net increase/(decrease) in share transactions	5,189,548	(39,960,699)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	79

Statements of
Grandeur Peak International Stalwarts Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020	For the Year Ended
	(Unaudited)	April 30, 2020
OPERATIONS
Net investment income	$824,924	$2,199,658
Net realized gain/(loss)	11,251,706	(9,198,168)
Net change in unrealized appreciation/(depreciation)	266,280,624	(14,970,807)
Net increase/(decrease) in net assets resulting from operations	278,357,254	(21,969,317)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(122,186)
Institutional Class	–	(1,992,693)
Net decrease in net assets from distributions	–	(2,114,879)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	20,819,222	39,311,307
Distributions reinvested	–	60,668
Cost of shares redeemed	(77,323,524)	(27,261,155)
Redemption fees	3,331	6,267
Net increase/(decrease) from capital shares transactions	(56,500,971)	12,117,087

Institutional Class
Proceeds from sales of shares	378,815,277	470,808,042
Distributions reinvested	–	1,834,446
Cost of shares redeemed	(125,441,787)	(140,807,902)
Redemption fees	5,230	34,124
Net increase from capital shares transactions	253,378,720	331,868,710

Net increase in net assets	475,235,003	319,901,601

NET ASSETS
Beginning of period	953,205,694	633,304,093
End of period	$1,428,440,697	$953,205,694

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,197,144	2,693,314
Issued to shareholders in reinvestment of distributions	–	3,778
Redeemed	(3,991,760)	(1,896,118)
Net increase/(decrease) in share transactions	(2,794,616)	800,974

Institutional Class
Issued	20,099,908	31,956,402
Issued to shareholders in reinvestment of distributions	–	113,799
Redeemed	(7,074,513)	(9,910,143)
Net increase in share transactions	13,025,395	22,160,058

See Notes to Financial Statements.

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Statements of
Grandeur Peak US Stalwarts Fund	Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
OPERATIONS
Net investment loss	$(34,487)	$(3,383)
Net realized gain	233,787	9,572
Net change in unrealized appreciation	4,089,391	1,481,238
Net increase in net assets resulting from operations	4,288,691	1,487,427

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	22,975,404	7,953,203
Cost of shares redeemed	(838,520)	(20,274)
Redemption fees	4,505	405
Net increase from capital shares transactions	22,141,389	7,933,334

Net increase in net assets	26,430,080	9,420,761

NET ASSETS
Beginning of period	9,420,761	–
End of period	$35,850,841	$9,420,761

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,426,632	718,380
Redeemed	(51,741)	(1,805)
Net increase in share transactions	1,374,891	716,575

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	81

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07		$11.82	$13.05	$11.55	$9.82	$11.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)		0.01	0.01	0.03	0.02	0.07
Net realized and unrealized gain/(loss) on investments	2.90		(0.75)	(1.13)	1.47	1.75	(1.41)
Total income/(loss) from investment operations	2.88		(0.74)	(1.12)	1.50	1.77	(1.34)

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.02)	–	(0.04)	–
From net realized gain on investments	–		–	(0.09)	–	–	(0.35)
Total distributions	–		(0.01)	(0.11)	–	(0.04)	(0.35)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	–	0.00 (b)	–	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	2.88		(0.75)	(1.22)	1.50	1.73	(1.69)
NET ASSET VALUE, END OF PERIOD	$13.95		$11.07	$11.82	$13.05	$11.55	$9.82

TOTAL RETURN	26.02	%(c)	(6.29)%	(8.48)%	12.99%	18.08%	(11.62)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$11,312		$10,056	$13,869	$18,668	$18,074	$20,548

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76	%(d)	1.75%	1.77%	1.79%	1.76%	1.77%
Expenses (including fees waived/reimbursed by investment advisor)	1.74	%(d)	1.74%	1.76%	1.78%	1.76%	1.77%
Net investment income/(loss)	(0.24	)%(d)	0.09%	0.11%	0.26%	0.21%	0.69%

PORTFOLIO TURNOVER RATE	10	%(c)	24%	34%	33%	42%	40%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.14		$11.88	$13.12	$11.60	$9.85	$11.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.04	0.03	0.06	0.04	0.08
Net realized and unrealized gain/(loss) on investments	2.92		(0.75)	(1.14)	1.48	1.77	(1.40)
Total income/(loss) from investment operations	2.92		(0.71)	(1.11)	1.54	1.81	(1.32)

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.04)	(0.02)	(0.06)	–
From net realized gain on investments	–		–	(0.09)	–	–	(0.35)
Total distributions	–		(0.03)	(0.13)	(0.02)	(0.06)	(0.35)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	2.92		(0.74)	(1.23)	1.53	1.75	(1.67)
NET ASSET VALUE, END OF PERIOD	$14.06		$11.14	$11.88	$13.12	$11.60	$9.85

TOTAL RETURN	26.21	%(c)	(6.03)%	(8.32)%	13.24%	18.42%	(11.44)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$447,944		$389,373	$452,530	$471,260	$398,891	$349,493

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.53	%(d)	1.53%	1.53%	1.55%	1.55%	1.55%
Expenses (including fees waived/reimbursed by investment advisor)	1.50	%(d)	1.51%	1.52%	1.54%	1.55%	1.55%
Net investment income	0.00	%(d)(e)	0.29%	0.29%	0.49%	0.35%	0.75%

PORTFOLIO TURNOVER RATE	10	%(c)	24%	34%	33%	42%	40%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	83

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$8.78		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06		0.06
Net realized and unrealized gain/(loss) on investments	2.13		(1.25)
Total income/(loss) from investment operations	2.19		(1.19)

DISTRIBUTIONS
From net investment income	–		(0.01)
From net realized gain on investments	–		(0.02)
Total distributions	–		(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	2.19		(1.21)
NET ASSET VALUE, END OF PERIOD	$10.97		$8.78

TOTAL RETURN	24.94	%(c)	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$14,928		$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.86	%(d)	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35	%(d)(e)
Net investment income	1.09	%(d)	1.05	%(d)

PORTFOLIO TURNOVER RATE	25	%(c)	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

84	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.05		$11.31	$13.12	$11.98		$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)		0.01	(0.01)	(0.00	)(b)	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	4.76		(0.19)	(1.08)	2.12		1.72	0.40
Total income/(loss) from investment operations	4.73		(0.18)	(1.09)	2.12		1.73	0.38

DISTRIBUTIONS
From net investment income	–		(0.03)	–	(0.06)		(0.02)	–
From net realized gain on investments	–		(0.05)	(0.72)	(0.92)		(0.11)	–
Total distributions	–		(0.09)	(0.72)	(0.98)		(0.13)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	4.73		(0.27)	(1.80)	1.13		1.60	0.38
NET ASSET VALUE, END OF PERIOD	$15.78		$11.05	$11.31	$13.12		$11.98	$10.38

TOTAL RETURN	42.81	%(c)	(1.62)%	(7.67)%	17.68%		16.81%	3.80	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$41,880		$29,634	$35,654	$41,709		$36,620	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.04	%(d)	2.06%	2.05%	2.06%		2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00	%(d)	2.00%	2.00%	2.00%		2.00%	2.00	%(d)(e)
Net investment income/(loss)	(0.49	)%(d)	0.09%	(0.06)%	0.00	%(f)	0.11%	(0.41	)%(d)

PORTFOLIO TURNOVER RATE	21	%(c)	33%	37%	46%		37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	85

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$3.24		$3.48		$3.95		$3.52	$3.01		$3.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		(0.01	)(b)	(0.00	)(c)	0.00 (c)	(0.00	)(b)(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	1.06		(0.03)		(0.14)		0.65	0.51		(0.18)
Total income/(loss) from investment operations	1.05		(0.04)		(0.14)		0.65	0.51		(0.18)

DISTRIBUTIONS
From net investment income	–		–		(0.00	)(c)	–	–		(0.00	)(c)
From net realized gain on investments	–		(0.20)		(0.33)		(0.22)	(0.00	)(c)	(0.24)
Total distributions	–		(0.20)		(0.33)		(0.22)	(0.00	)(c)	(0.25)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	1.05		(0.24)		(0.47)		0.43	0.50		(0.42)
NET ASSET VALUE, END OF PERIOD	$4.29		$3.24		$3.48		$3.95	$3.52		$3.01

TOTAL RETURN	32.41	%(d)	(1.73)%		(1.83)%		18.41%	17.09%		(5.03)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$110,208		$92,843		$130,745		$188,379	$166,284		$173,156

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61	%(e)	1.60%		1.61%		1.61%	1.61%		1.62%
Expenses (including fees waived/ reimbursed by investment advisor)	1.56	%(e)	1.57%		1.57%		1.55%	1.59%		1.62%
Net investment income/(loss)	(0.59	)%(e)	(0.17)%		(0.12)%		0.03%	(0.06)%		0.06%

PORTFOLIO TURNOVER RATE	22	%(d)	41%		38%		29%	30%		32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$3.29		$3.52	$4.00	$3.56		$3.03		$3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		0.00 (b)	0.00 (b)	0.01		0.01		0.01
Net realized and unrealized gain/(loss) on investments	1.08		(0.03)	(0.14)	0.65		0.52		(0.19)
Total income/(loss) from investment operations	1.07		(0.03)	(0.14)	0.66		0.53		(0.18)

DISTRIBUTIONS
From net investment income	–		–	(0.01)	(0.00	)(b)	(0.00	)(b)	(0.01)
From net realized gain on investments	–		(0.20)	(0.33)	(0.22)		(0.00	)(b)	(0.24)
Total distributions	–		(0.20)	(0.34)	(0.22)		(0.01)		(0.25)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	1.07		(0.23)	(0.47)	0.44		0.52		(0.43)
NET ASSET VALUE, END OF PERIOD	$4.36		$3.29	$3.52	$4.00		$3.56		$3.03

TOTAL RETURN	32.52	%(c)	(1.42)%	(1.84)%	18.62%		17.81%		(5.12)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$634,934		$470,142	$523,862	$591,470		$532,946		$452,030

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.36	%(d)	1.37%	1.37%	1.36%		1.37%		1.38%
Expenses (including fees waived/ reimbursed by investment advisor)	1.31	%(d)	1.33%	1.33%	1.31%		1.35%		1.38%
Net investment income/(loss)	(0.35	)%(d)	0.05%	0.13%	0.28%		0.18%		0.30%

PORTFOLIO TURNOVER RATE	22	%(c)	41%	38%	29%		30%		32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	87

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.12		$14.98		$16.97	$14.52	$12.31	$13.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)		(0.01	)(b)	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	4.47		(0.44)		(0.58)	2.66	2.22	(0.89)
Total income/(loss) from investment operations	4.44		(0.45)		(0.57)	2.67	2.23	(0.88)

DISTRIBUTIONS
From net investment income	–		–		(0.00)	–	(0.02)	(0.01)
From net realized gain on investments	–		(0.41)		(1.42)	(0.22)	–	(0.45)
Total distributions	–		(0.41)		(1.43)	(0.22)	(0.02)	(0.45)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	4.44		(0.86)		(2.00)	2.45	2.21	(1.33)
NET ASSET VALUE, END OF PERIOD	$18.56		$14.12		$14.98	$16.97	$14.52	$12.31

TOTAL RETURN	31.44	%(d)	(3.31)%		(1.61)%	18.44%	18.11%	(6.45)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$49,788		$40,307		$56,307	$65,923	$67,574	$66,984

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.53	%(e)	1.52%		1.52%	1.52%	1.52%	1.60%
Expenses (including fees waived/reimbursed by investment advisor)	1.53	%(e)	1.52%		1.52%	1.52%	1.52%	1.60%
Net investment income/(loss)	(0.33	)%(e)	(0.04)%		0.05%	0.06%	0.07%	0.10%

PORTFOLIO TURNOVER RATE	15	%(d)	32%		50%	43%	42%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.19		$15.04	$17.02	$14.55	$12.33	$13.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		0.03	0.05	0.04	0.04	0.04
Net realized and unrealized gain/(loss) on investments	4.50		(0.45)	(0.58)	2.67	2.22	(0.89)
Total income/(loss) from investment operations	4.49		(0.42)	(0.53)	2.71	2.26	(0.85)

DISTRIBUTIONS
From net investment income	–		(0.02)	(0.03)	(0.02)	(0.04)	(0.03)
From net realized gain on investments	–		(0.41)	(1.42)	(0.22)	–	(0.45)
Total distributions	–		(0.43)	(1.45)	(0.24)	(0.04)	(0.48)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	4.49		(0.85)	(1.99)	2.47	2.22	(1.33)
NET ASSET VALUE, END OF PERIOD	$18.68		$14.19	$15.04	$17.02	$14.55	$12.33

TOTAL RETURN	31.64	%(c)	(3.09)%	(1.33)%	18.69%	18.36%	(6.18)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$228,965		$200,988	$272,743	$302,269	$258,683	$221,759

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.29	%(d)	1.27%	1.27%	1.28%	1.29%	1.35%
Expenses (including fees waived/reimbursed by investment advisor)	1.29	%(d)	1.27%	1.27%	1.28%	1.29%	1.35%
Net investment income/(loss)	(0.08	)%(d)	0.21%	0.29%	0.27%	0.28%	0.34%

PORTFOLIO TURNOVER RATE	15	%(c)	32%	50%	43%	42%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	89

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26		$14.83		$15.06	$12.76		$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.04)		(0.01	)(b)	0.01	(0.00	)(c)	(0.03)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	4.24		(0.31)		0.16	2.52		1.95	0.85
Total income/(loss) from investment operations	4.20		(0.32)		0.17	2.52		1.92	0.85

DISTRIBUTIONS
From net investment income	–		(0.00	)(c)	–	–		(0.01)	(0.00	)(c)
From net realized gain on investments	–		(0.25)		(0.40)	(0.22)		–	(0.00	)(c)
Total distributions	–		(0.25)		(0.40)	(0.22)		(0.01)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	4.20		(0.58)		(0.23)	2.30		1.91	0.85
NET ASSET VALUE, END OF PERIOD	$18.46		$14.26		$14.83	$15.06		$12.76	$10.85

TOTAL RETURN	29.45	%(d)	(2.22)%		1.78%	19.79%		17.70%	8.55	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$73,097		$85,310		$90,400	$92,552		$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.22	%(e)	1.24%		1.27%	1.35%		1.41%	2.06	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.22	%(e)	1.24%		1.27%	1.35%		1.35%	1.35	%(e)(f)
Net investment income/(loss)	(0.43	)%(e)	(0.10)%		0.05%	(0.03)%		(0.23)%	0.00	%(e)(g)

PORTFOLIO TURNOVER RATE	23	%(d)	50%		52%	30%		32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.
(g)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.37		$14.93	$15.14	$12.79	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)		0.03	0.04	0.03	0.01 (b)	0.02
Net realized and unrealized gain/(loss) on investments	4.27		(0.31)	0.17	2.54	1.93	0.85
Total income/(loss) from investment operations	4.25		(0.28)	0.21	2.57	1.94	0.87

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.02)	–	(0.02)	(0.00	)(c)
From net realized gain on investments	–		(0.25)	(0.40)	(0.22)	–	(0.00	)(c)
Total distributions	–		(0.28)	(0.42)	(0.22)	(0.02)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	4.25		(0.56)	(0.21)	2.35	1.91	0.86
NET ASSET VALUE, END OF PERIOD	$18.62		$14.37	$14.93	$15.14	$12.79	$10.87

TOTAL RETURN	29.58	%(d)	(1.98)%	2.08%	20.14%	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$187,106		$119,600	$108,934	$95,533	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.97	%(e)	0.99%	1.02%	1.10%	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	0.97	%(e)	0.99%	1.02%	1.10%	1.10%	1.10	%(e)(f)
Net investment income/(loss)	(0.19	)%(e)	0.17%	0.27%	0.24%	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	23	%(d)	50%	52%	30%	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	91

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$3.04		$3.34		$4.10	$3.55	$3.09	$3.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		0.00	(b)	0.00 (b)	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	1.02		(0.18)		(0.38)	0.68	0.52	(0.20)
Total income/(loss) from investment operations	1.01		(0.18)		(0.38)	0.69	0.53	(0.19)

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.01)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	–		(0.12)		(0.37)	(0.13)	(0.05)	(0.13)
Total distributions	–		(0.12)		(0.38)	(0.14)	(0.07)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	1.01		(0.30)		(0.76)	0.56	0.46	(0.33)
NET ASSET VALUE, END OF PERIOD	$4.05		$3.04		$3.34	$4.10	$3.55	$3.09

TOTAL RETURN	33.22	%(c)	(5.79)%		(7.40)%	19.30%	17.50%	(5.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$48,540		$41,351		$58,070	$78,686	$78,403	$123,922

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61	%(d)	1.61%		1.62%	1.61%	1.61%	1.62%
Expenses (including fees waived/ reimbursed by investment advisor)	1.57	%(d)	1.58%		1.57%	1.55%	1.58%	1.62%
Net investment income/(loss)	(0.37	)%(d)	0.01%		0.11%	0.31%	0.16%	0.45%

PORTFOLIO TURNOVER RATE	15	%(c)	27%		34%	26%	30%	34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$3.06		$3.36	$4.12	$3.57	$3.11	$3.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.01	0.01	0.02	0.01	0.02
Net realized and unrealized gain/(loss) on investments	1.02		(0.18)	(0.38)	0.67	0.52	(0.20)
Total income/(loss) from investment operations	1.02		(0.17)	(0.37)	0.69	0.53	(0.18)

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.02)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	–		(0.12)	(0.37)	(0.13)	(0.05)	(0.13)
Total distributions	–		(0.13)	(0.39)	(0.14)	(0.08)	(0.15)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	1.02		(0.30)	(0.75)	0.55	0.46	(0.33)
NET ASSET VALUE, END OF PERIOD	$4.08		$3.06	$3.36	$4.12	$3.57	$3.11

TOTAL RETURN	33.33	%(c)	(5.60)%	(7.19)%	19.38%	17.59%	(5.02)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$652,347		$473,820	$653,241	$813,322	$698,504	$579,371

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37	%(d)	1.37%	1.37%	1.37%	1.37%	1.38%
Expenses (including fees waived/ reimbursed by investment advisor)	1.32	%(d)	1.34%	1.32%	1.30%	1.34%	1.38%
Net investment income/(loss)	(0.13	)%(d)	0.24%	0.41%	0.54%	0.42%	0.65%

PORTFOLIO TURNOVER RATE	15	%(c)	27%	34%	26%	30%	34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	93

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.40		$14.70	$15.53	$13.04	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01	)(b)	0.01	0.04	0.05	0.02	0.03
Net realized and unrealized gain/(loss) on investments	4.26		(0.29)	(0.53)	2.62	2.03	0.99
Total income/(loss) from investment operations	4.25		(0.28)	(0.49)	2.67	2.05	1.02

DISTRIBUTIONS
From net investment income	–		(0.02)	(0.05)	–	(0.03)	–
From net realized gain on investments	–		–	(0.29)	(0.18)	–	–
Total distributions	–		(0.02)	(0.34)	(0.18)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	4.25		(0.30)	(0.83)	2.49	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$18.65		$14.40	$14.70	$15.53	$13.04	$11.02

TOTAL RETURN	29.51	%(d)	(1.77)%	(2.69)%	20.50%	18.68%	10.20	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$54,450		$82,289	$72,204	$52,478	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.15	%(e)	1.17%	1.19%	1.19%	1.27%	1.45	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.15	%(e)	1.17%	1.19%	1.19%	1.27%	1.35	%(e)(f)
Net investment income/(loss)	(0.07	)%(e)	0.04%	0.26%	0.33%	0.19%	0.44	%(e)

PORTFOLIO TURNOVER RATE	17	%(d)	32%	42%	24%	37%	59	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$14.46		$14.74	$15.57	$13.06	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.05	0.07	0.08	0.04	0.04
Net realized and unrealized gain/(loss) on investments	4.29		(0.29)	(0.54)	2.63	2.04	0.99
Total income/(loss) from investment operations	4.30		(0.24)	(0.47)	2.71	2.08	1.03

DISTRIBUTIONS
From net investment income	–		(0.04)	(0.07)	(0.02)	(0.05)	(0.00	)(b)
From net realized gain on investments	–		–	(0.29)	(0.18)	–	–
Total distributions	–		(0.04)	(0.36)	(0.20)	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	4.30		(0.29)	(0.83)	2.52	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$18.76		$14.46	$14.74	$15.57	$13.06	$11.03

TOTAL RETURN	29.74	%(c)	(1.49)%	(2.50)%	20.79%	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,373,991		$870,916	$561,100	$496,358	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.90	%(d)	0.92%	0.94%	0.94%	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.90	%(d)	0.92%	0.94%	0.94%	1.02%	1.10	%(d)(e)
Net investment income	0.16	%(d)	0.32%	0.51%	0.57%	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	17	%(c)	32%	42%	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	95

Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.15		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.03)		(0.01)
Net realized and unrealized gain on investments	4.02		3.16
Total income from investment operations	3.99		3.15

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	3.99		3.15
NET ASSET VALUE, END OF PERIOD	$17.14		$13.15

TOTAL RETURN	30.34	%(c)	31.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$35,851		$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60	%(d)	6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.00	%(d)	1.00	%(d)(e)
Net investment loss	(0.34	)%(d)	(0.53	)%(d)

PORTFOLIO TURNOVER RATE	13	%(c)	2	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2020, the Trust consists of multiple separate portfolios or series. This semi-annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | October 31, 2020	97

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2020:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
China	$31,345,053	$78,186,199	$–	$109,531,252
Egypt	1,304,416	1,640,000	–	2,944,416
Georgia	–	5,911,475	–	5,911,475
Greece	5,940,873	3,673,670	–	9,614,543
Hong Kong	–	14,920,952	–	14,920,952
India	16,252,466	55,281,722	–	71,534,188
Indonesia	–	16,290,980	–	16,290,980
Kenya	–	3,146,054	–	3,146,054
Malaysia	–	2,174,206	–	2,174,206
Philippines	2,346,136	13,209,400	–	15,555,536
Poland	8,150,023	9,259,252	–	17,409,275
Singapore	–	1,303,517	–	1,303,517
South Africa	6,060,897	5,381,068	–	11,441,965
South Korea	–	32,235,746	–	32,235,746
Taiwan	–	47,421,466	–	47,421,466
Thailand	–	7,180,857	–	7,180,857
Turkey	–	713,399	–	713,399
United Arab Emirates	–	678,331	–	678,331
United States	8,365,786	3,472,279	–	11,838,065
Vietnam	–	17,939,676	–	17,939,676
Other*	59,722,896	–	–	59,722,896
Total	$139,488,546	$320,020,249	$–	$459,508,795

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks
Australia	$–	$627,115	$–	$627,115
Belgium	–	187,056	–	187,056
Britain	800,982	697,887	–	1,498,869
China	172,306	615,032	–	787,338
France	–	706,123	–	706,123
Georgia	–	198,832	–	198,832
Germany	143,992	242,579	–	386,571
Greece	98,413	228,707	–	327,120
Hong Kong	–	451,862	–	451,862
India	224,449	608,214	–	832,663
Indonesia	–	526,973	–	526,973
Italy	–	226,288	–	226,288
Japan	–	1,787,736	–	1,787,736
Netherlands	–	146,643	–	146,643
Norway	–	88,788	–	88,788
Philippines	116,141	126,161	–	242,302
Singapore	–	212,563	–	212,563
South Korea	–	307,688	–	307,688
Sweden	–	282,272	–	282,272
Taiwan	–	761,889	–	761,889
United Arab Emirates	–	61,166	–	61,166
United States	2,072,187	66,085	–	2,138,272
Vietnam	–	640,763	–	640,763
Other*	1,383,434	–	–	1,383,434
Total	$5,011,904	$9,798,422	$–	$14,810,326

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Semi-Annual Report | October 31, 2020	99

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
Australia	$–	$3,307,856	$–	$3,307,856
Belgium	–	153,792	–	153,792
Britain	2,377,449	2,301,444	–	4,678,893
China	609,361	619,546	–	1,228,907
Finland	–	1,029,070	–	1,029,070
France	–	1,257,490	–	1,257,490
Georgia	–	131,647	–	131,647
Germany	307,029	2,358,138	–	2,665,167
Greece	1,146,920	602,222	–	1,749,142
Hong Kong	–	352,851	–	352,851
India	199,196	3,182,519	–	3,381,715
Indonesia	–	768,311	–	768,311
Italy	–	224,384	–	224,384
Japan	–	6,771,606	–	6,771,606
Netherlands	–	398,571	–	398,571
New Zealand	–	181,292	–	181,292
Norway	–	941,237	–	941,237
Philippines	313,939	248,943	–	562,882
Singapore	–	478,616	–	478,616
South Korea	–	696,241	–	696,241
Sweden	1,170,964	1,398,557	–	2,569,521
Taiwan	–	2,196,874	–	2,196,874
Thailand	–	341,345	–	341,345
United States	3,849,222	152,115	–	4,001,337
Vietnam	–	394,916	–	394,916
Other*	1,583,855	–	–	1,583,855
Total	$11,557,935	$30,489,583	$–	$42,047,518

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
Australia	$–	$10,265,409	$–	$10,265,409
Belgium	–	10,578,718	–	10,578,718
Britain	40,277,843	71,976,361	–	112,254,204
China	9,224,975	38,571,151	–	47,796,126
Finland	–	6,320,667	–	6,320,667
France	–	23,070,009	–	23,070,009
Georgia	–	4,149,164	–	4,149,164
Germany	17,651,585	26,486,203	–	44,137,788
Hong Kong	–	7,079,953	–	7,079,953
India	11,004,917	29,642,629	–	40,647,546
Indonesia	–	8,722,286	–	8,722,286
Ireland	9,894,330	5,087,740	–	14,982,070
Italy	1,599,988	10,633,401	–	12,233,389
Japan	–	69,182,172	–	69,182,172
Netherlands	3,744,819	14,364,067	–	18,108,886
New Zealand	–	–	1	1
Norway	–	6,078,991	–	6,078,991
Philippines	–	6,665,512	–	6,665,512
Poland	398,117	5,541,762	–	5,939,879
Singapore	–	6,878,356	–	6,878,356
South Korea	–	9,658,847	–	9,658,847
Sweden	475,635	12,001,552	–	12,477,187
Switzerland	–	2,565,873	–	2,565,873
Taiwan	–	18,787,670	–	18,787,670
Turkey	–	175,029	–	175,029
United States	190,278,836	741,139	–	191,019,975
Vietnam	–	10,481,197	–	10,481,197
Other*	43,724,027	–	–	43,724,027
Preferred Stocks*	–	–	2,573,523	2,573,523
Total	$328,275,072	$415,705,858	$2,573,524	$746,554,454

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Semi-Annual Report | October 31, 2020	101

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Australia	$–	$10,085,932	$–	$10,085,932
Belgium	–	1,443,140	–	1,443,140
Britain	10,611,115	26,876,289	–	37,487,404
China	2,924,545	11,718,530	–	14,643,075
Egypt	256,570	656,000	–	912,570
Finland	–	1,728,643	–	1,728,643
France	–	7,177,076	–	7,177,076
Germany	3,302,545	10,013,227	–	13,315,772
Greece	1,958,804	440,943	–	2,399,747
Hong Kong	–	4,137,795	–	4,137,795
India	3,131,293	12,092,719	–	15,224,012
Indonesia	–	4,628,106	–	4,628,106
Ireland	4,137,205	945,289	–	5,082,494
Italy	397,964	2,105,739	–	2,503,703
Japan	–	21,130,088	–	21,130,088
Netherlands	395,365	3,023,271	–	3,418,636
New Zealand	–	1,181,494	1	1,181,495
Norway	988,391	2,514,226	–	3,502,617
Philippines	585,488	3,075,644	–	3,661,132
Poland	1,102,068	2,784,873	–	3,886,941
South Korea	–	2,546,458	–	2,546,458
Spain	–	–	–	–
Sweden	1,986,220	7,462,397	–	9,448,617
Switzerland	–	1,320,749	–	1,320,749
Taiwan	–	8,075,418	–	8,075,418
Thailand	–	427,110	–	427,110
United Arab Emirates	–	590,232	–	590,232
United States	72,995,200	1,379,468	–	74,374,668
Vietnam	–	3,487,495	–	3,487,495
Other*	18,931,880	–	–	18,931,880
Preferred Stocks*	–	–	1,220,533	1,220,533
Total	$123,704,653	$153,048,351	$1,220,534	$277,973,538

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
Australia	$–	$4,854,892	$–	$4,854,892
Belgium	–	3,614,284	–	3,614,284
Britain	5,302,749	28,804,189	–	34,106,938
China	3,750,157	13,933,972	–	17,684,129
Denmark	–	345,190	–	345,190
France	–	4,437,777	–	4,437,777
Germany	1,830,928	5,396,280	–	7,227,208
Hong Kong	–	3,737,505	–	3,737,505
India	7,738,170	10,526,778	–	18,264,948
Indonesia	–	1,049,326	–	1,049,326
Ireland	1,721,865	1,736,332	–	3,458,197
Italy	724,199	2,367,477	–	3,091,676
Japan	–	14,856,282	–	14,856,282
Netherlands	959,474	3,021,663	–	3,981,137
Philippines	–	864,816	–	864,816
Poland	1,058,962	2,640,663	–	3,699,625
South Korea	–	842,006	–	842,006
Sweden	–	5,502,592	–	5,502,592
Switzerland	–	2,115,720	–	2,115,720
Taiwan	–	3,492,173	–	3,492,173
United States	103,132,105	1,300,949	–	104,433,054
Vietnam	–	2,950,655	–	2,950,655
Other*	10,390,411	–	–	10,390,411
Preferred Stocks*	–	–	646,097	646,097
Total	$136,609,020	$118,391,521	$646,097	$255,646,638

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Semi-Annual Report | October 31, 2020	103

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
Australia	$–	$28,610,672	$–	$28,610,672
Belgium	–	7,519,660	–	7,519,660
Britain	34,366,615	76,760,843	–	111,127,458
China	12,087,268	44,330,548	–	56,417,816
Finland	–	5,908,069	–	5,908,069
France	–	23,638,532	–	23,638,532
Georgia	–	3,725,233	–	3,725,233
Germany	14,196,726	29,887,676	–	44,084,402
Hong Kong	–	7,473,000	–	7,473,000
India	12,796,080	31,699,337	–	44,495,417
Indonesia	–	11,410,643	–	11,410,643
Ireland	15,892,502	3,698,801	–	19,591,303
Italy	944,517	11,762,248	–	12,706,765
Japan	–	99,691,519	–	99,691,519
Malaysia	–	1,697,188	–	1,697,188
Netherlands	3,144,086	11,599,811	–	14,743,897
New Zealand	–	–	1	1
Norway	–	12,716,828	–	12,716,828
Philippines	–	7,019,588	–	7,019,588
Poland	2,093,020	4,352,282	–	6,445,302
Singapore	–	9,590,139	–	9,590,139
South Korea	–	13,824,425	–	13,824,425
Sweden	644,960	13,977,935	–	14,622,895
Taiwan	–	20,301,553	–	20,301,553
Turkey	–	275,315	–	275,315
United Arab Emirates	–	1,617,690	–	1,617,690
United States	32,209,801	3,262,612	–	35,472,413
Vietnam	–	11,619,509	–	11,619,509
Other*	53,609,878	–	–	53,609,878
Total	$181,985,453	$497,971,656	$1	$679,957,110

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

104	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks
Australia	$–	$40,958,850	$–	$40,958,850
Belgium	–	29,123,045	–	29,123,045
Britain	35,049,712	237,672,898	–	272,722,610
China	35,980,251	100,877,162	–	136,857,413
Denmark	–	3,922,086	–	3,922,086
France	–	51,846,527	–	51,846,527
Germany	14,402,850	50,419,038	–	64,821,888
Hong Kong	–	30,629,171	–	30,629,171
India	51,547,164	71,542,972	–	123,090,136
Indonesia	–	8,393,938	–	8,393,938
Ireland	16,871,572	13,388,464	–	30,260,036
Italy	7,047,123	21,866,603	–	28,913,726
Japan	–	131,695,673	–	131,695,673
Netherlands	7,633,096	28,771,643	–	36,404,739
Norway	–	7,329,257	–	7,329,257
Philippines	–	8,881,760	–	8,881,760
Poland	8,087,840	21,940,754	–	30,028,594
South Korea	–	6,822,529	–	6,822,529
Sweden	–	51,523,378	–	51,523,378
Switzerland	–	19,077,490	–	19,077,490
Taiwan	–	29,887,036	–	29,887,036
United States	126,528,655	8,972,932	–	135,501,587
Vietnam	–	22,007,905	–	22,007,905
Other*	94,404,636	–	–	94,404,636
Total	$397,552,899	$997,551,111	$–	$1,395,104,010

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Semi-Annual Report | October 31, 2020	105

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
Hong Kong	$–	$431,019	$–	$431,019
United States	29,301,245	250,252	–	29,551,497
Other*	4,692,143	–	–	4,692,143
Total	$33,993,388	$681,271	$–	$34,674,659

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Foreign Common Stock	Total
Balance as of April 30, 2020	$7,060	$7,060
Accrued Discount/Premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(7,060)	(7,060)
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2020	$–	$–
Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020	$–	$–

Grandeur Peak Global Opportunities Fund	Foreign Common Stock	Preferred Stocks	Total
Balance as of April 30, 2020	$1	$2,022,675	$2,022,676
Accrued Discount/Premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	550,848	550,848
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2020	$1	$2,573,523	$2,573,524
Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020	$–	$550,848	$550,848

106	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Grandeur Peak Global Reach Fund	Foreign Common Stock	Preferred Stocks	Total
Balance as of April 30, 2020	$–	$959,285	$959,285
Accrued Discount/Premium	–	–	–
Realized Gain/(Loss)	1	–	1
Change in Unrealized Appreciation/(Depreciation)	–	261,248	261,248
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2020	$1	$1,220,533	$1,220,534
Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020	$–	$261,248	$261,248

Grandeur Peak Global Stalwarts Fund	Preferred Stocks	Total
Balance as of April 30, 2020	$507,803	$507,803
Accrued Discount/Premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	138,294	138,294
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2020	$646,097	$646,097
Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020	$163,284	$163,284

Grandeur Peak International Opportunities Fund	Foreign Common Stock	Total
Balance as of April 30, 2020	$1	$1
Accrued Discount/Premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2020	$1	$1
Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain/(loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

Semi-Annual Report | October 31, 2020	107

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of October 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 10/31/2020	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stock	$2,573,524	Market Approach	Enterprise Value-to-Sales Multiple	15.9x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 10/31/2020	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stock	$1,220,534	Market Approach	Enterprise Value-to-Sales Multiple	15.9x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2020	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stock	$646,097	Market Approach	Enterprise Value-to-Sales Multiple	15.9x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Enterprise Value-to-Sales Multiple	Increase	Decrease

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2020, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$4,411,939
Grandeur Peak Global Contrarian Fund	224,074
Grandeur Peak Global Micro Cap Fund	18,013
Grandeur Peak Global Opportunities Fund	–
Grandeur Peak Global Reach Fund	–
Grandeur Peak Global Stalwarts Fund	6,013,177
Grandeur Peak International Opportunities Fund	18,802,054
Grandeur Peak International Stalwarts Fund	43,029,793
Grandeur Peak US Stalwarts Fund	1,645,501

108	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

As of October 31, 2020, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	3,322
Grandeur Peak Global Micro Cap Fund	93,540
Grandeur Peak Global Opportunities Fund	32,483
Grandeur Peak Global Reach Fund	10,011
Grandeur Peak Global Stalwarts Fund	4,442
Grandeur Peak International Opportunities Fund	56,107
Grandeur Peak International Stalwarts Fund	49,186
Grandeur Peak US Stalwarts Fund	–

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Semi-Annual Report | October 31, 2020	109

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2020, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

110	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

3.  TAX BASIS INFORMATION (NOT UPDATED)

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$164,797,190	$(35,242,438)	$129,554,752	$330,366,813
Grandeur Peak Global Contrarian Fund	1,764,837	(971,858)	792,979	14,017,347
Grandeur Peak Global Micro Cap Fund	14,575,343	(1,998,187)	12,577,156	29,470,362
Grandeur Peak Global Opportunities Fund	270,268,289	(35,803,715)	234,464,574	512,089,880
Grandeur Peak Global Reach Fund	108,512,132	(12,279,616)	96,232,516	181,741,022
Grandeur Peak Global Stalwarts Fund	86,167,996	(5,636,362)	80,531,634	175,115,004
Grandeur Peak International Opportunities Fund	260,374,609	(39,522,112)	220,852,497	459,104,613
Grandeur Peak International Stalwarts Fund	383,746,923	(44,743,106)	339,003,817	1,056,100,193
Grandeur Peak US Stalwarts Fund	6,337,993	(767,364)	5,570,629	29,104,030

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$995,004	$–
Grandeur Peak Global Contrarian Fund	19,023	–
Grandeur Peak Global Micro Cap Fund	25,741	224,541
Grandeur Peak Global Opportunities Fund	–	36,811,507
Grandeur Peak Global Reach Fund	805,795	7,326,729
Grandeur Peak Global Stalwarts Fund	179,533	3,176,422
Grandeur Peak International Opportunities Fund	1,679,453	22,643,239
Grandeur Peak International Stalwarts Fund	2,114,879	–
Grandeur Peak US Stalwarts Fund	–	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

Semi-Annual Report | October 31, 2020	111

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$43,638,704	$84,305,412
Grandeur Peak Global Contrarian Fund	6,613,343	2,808,992
Grandeur Peak Global Micro Cap Fund	8,633,653	7,808,787
Grandeur Peak Global Opportunities Fund	156,635,431	149,822,848
Grandeur Peak Global Reach Fund	41,227,725	69,142,704
Grandeur Peak Global Stalwarts Fund	53,735,500	60,320,250
Grandeur Peak International Opportunities Fund	91,984,347	95,483,858
Grandeur Peak International Stalwarts Fund	397,042,632	203,013,386
Grandeur Peak US Stalwarts Fund	23,704,356	2,491,648

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended October 31, 2020 and the year ended April 30, 2020, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

112	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

The Adviser has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund		September 12, 2019 – August 31, 2021
Institutional Class	1.35%
Grandeur Peak Global Micro Cap Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.60%
Institutional Class	1.35%
Grandeur Peak Global Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund		December 23, 2019 - August 31, 2021
Institutional Class	1.00%

Pursuant to these agreements, each Fund will reimburse the Adviser for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by the Adviser for the period or six months ended October 31, 2020 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Previously, the Adviser had voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1,  2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees

Semi-Annual Report | October 31, 2020	113

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

For the six months ended October 31, 2020, the fee waivers/reimbursements and/or recoupments, excluding voluntary waivers, were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$85,305	$–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$7,027	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$61,373	$–

114	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

As of October 31, 2020, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2021	Expires 2022	Expires 2023	Expires 2024	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$–	$139,213	$85,305	$224,518
Grandeur Peak Global Micro Cap Fund
Institutional Class	$15,105	$25,568	$28,070	$7,027	$75,770
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$–	$33,383	$61,373	$94,756

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

Semi-Annual Report | October 31, 2020	115

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2020 (Unaudited)

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

116	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

Grandeur Peak Funds

On September 15, 2020, the Trustees met via electronic means (videoconference)(a) to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Opportunities Fund, and the Grandeur Peak International Stalwarts Fund (collectively, the “Grandeur Peak Funds”) and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Grandeur Peak, on behalf of the Grandeur Peak Funds, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.50% for the Grandeur Peak Global Micro Cap Fund, 1.35% for the Grandeur Peak Emerging Markets Opportunities Fund, 1.25% for the Grandeur Peak Global Opportunities Fund and for the Grandeur Peak International Opportunities Fund, 1.10% for the Grandeur Peak Global Reach Fund, 0.80% for the Grandeur Peak Global Stalwarts Fund and for the Grandeur Peak International Stalwarts Fund, in light of the extent and quality of the advisory services provided by Grandeur Peak to each such Grandeur Peak Fund.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the Investor Class and Institutional Class, as applicable, of each class of the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Micro Cap Fund, and Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median; and of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the Investor Class and Institutional Class, as applicable, of each class of the Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Micro Cap Fund, and Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median; of each class of the Grandeur Peak Emerging Markets Opportunities Fund and Grandeur Peak Global Reach Fund was higher than the Data Provider peer group median; and of each class of the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Grandeur Peak Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each such Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended June 30, 2020. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that for the 3-month period, the Institutional Class of the Grandeur Peak Emerging Markets Opportunities Fund had performance that was equal to the Data Provider peer group median; the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund outperformed the Data Provider peer group median; and each class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median during the period.

For the 1-year period, the Trustees noted that each class of the Grandeur Peak Emerging Markets Opportunities Fund outperformed the Data Provider peer group median and each other class of the Grandeur Peak Funds significantly outperformed the Data Provider peer group median. The Trustees noted that for the 3-year period, the Investor Class of the Grandeur Peak International Opportunities Fund had performance that was equal to the Data Provider peer group median; the Institutional Class of the Grandeur Peak International Opportunities Fund, the Grandeur Peak Global Micro Cap Fund and each class of the Grandeur Peak Emerging Markets Opportunities Fund outperformed the Data Provider peer group median; and each other class of the remaining Grandeur Peak Funds significantly outperformed the Data Provider peer group median.

Semi-Annual Report | October 31, 2020	117

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

The Trustees noted that for each Grandeur Peak with a 5-year period, the Investor Class of the Grandeur Peak International Opportunities Fund had performance that was equal to the Data Provider peer group median; the Institutional Class of the Grandeur Peak International Opportunities Fund outperformed the Data Provider peer group median; and both classes of each other Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

Finally, the Trustees noted that for the relevant period since the inception of each Grandeur Peak Fund, both classes of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Grandeur Peak Investment Advisory Agreement with respect to the Grandeur Peak Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was significantly higher than the Data Provider peer group median, but within an acceptable range of, the respective Data Provider peer group medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund whose contractual advisory fee rates were significantly lower than their peer group medians;

●	the total net expense ratio of the Investor Class and Institutional Class, as applicable, of each of the Grandeur Peak Funds was higher or significantly higher than, but within an acceptable range of, the respective Data Provider peer group medians, except for the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund whose total net expense ratios were significantly lower than their peer group medians;

●	the nature, extent, and quality of services rendered by Grandeur Peak under the Grandeur Peak Investment Advisory Agreement with respect to each Grandeur Peak Fund were adequate;

●	for the period ended June 30, 2020, each class of each of the Grandeur Peak Funds outperformed, significantly outperformed, or had performance that was equal to, the Data Provider peer group median for the 3-month, 1-year, 3-year, 5-year (as applicable), and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Grandeur Peak Funds;

●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

(a)	This meeting was intended to qualify as an “in-person” meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

118	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

October 31, 2020 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2020	119

Grandeur Peak Funds®	Privacy Policy

October 31, 2020 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness ● affiliates from using your information to market to you ● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

120	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2020	121

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

Contact Us

Mail: Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201
Phone: 1.855.377.PEAK (7325)
E-Mail: grandeurpeakglobal@alpsinc.com
Web: www.GrandeurPeakGlobal.com

SEMI-ANNUAL October 31, 2020

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

Highland Resolute Fund	Shareholder Letter

October 31, 2020 (Unaudited)

PERFORMANCE:

October 31, 2020

The Highland Resolute Fund (the Fund) underperformed the HFRX Global Hedge Fund Index1 by 4.11% for the 12 months ending October 31, 2020. Contributing the most to the underperformance was a higher beta target within the Beta Sleeve2 and underperformance within the Liquidity Sleeve3. The strategy entered the first quarter with a higher beta target to stocks relative to the index which contributed to the underperformance as risk assets sold off sharply. Within the Liquidity Sleeve, holdings in non-agency residential mortgage backed securities detracted as liquidity in these securities dried up in March. Holdings in high yield also hurt relative return due to material widening in spreads in the beginning of the year. This was partially offset by strong security selection by a multi-strategy relative value manager and event driven manager within the Alpha Sleeve4.

Since inception, the Fund outperformed the HFRX Global Hedge Fund Index by 0.85%, helped by a higher beta to stocks relative to the index and strong security selection from managers within both the Liquidity Sleeve and Alpha Sleeve.

When compared to the peer group (Morningstar Multi-Alternative Universe), the Fund outperformed over the last year and over longer time periods.

COVID-19

COVID-19’s rapid spread across the globe sent markets into a tailspin as investors tried to understand the lasting effects of shutting down the global economy. What ensued was the fastest drawdown in market history, as prices on global equities (as measured by the MSCI AC World Index5) fell 33.6% from the peak on February 19 to the trough on March 23. Since the close of the first quarter, risk markets have led the way.

The adviser put their business continuity plan into place around mid-March. All employees of the adviser have been working remotely and have had no issues operating in the current environment.

Highland Resolute Fund	Shareholder Letter

October 31, 2020 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of October 31, 2020.

Table 1

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of September 30, 2020					Non-Standardized Performance Data as of October 31, 2020
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund	-2.04%	0.57%	0.47%	2.33%	2.89%	-3.02%	-0.42%	-0.13%	1.55%	2.75%
Morningstar Multi-Alternative Universe	-2.50%	-0.93%	0.68%	1.48%	1.99%	-3.27%	-1.91%	0.18%	1.03%	1.88%
HFRX Global Hedge Fund Index	1.62%	4.23%	1.48%	2.14%	1.95%	1.40%	3.69%	1.17%	1.80%	1.90%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund	2.23%	-1.47%	0.76%	0.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Portfolio Changes:

No changes were made to the portfolio during the six month period ending October 31, 2020.

Closing:

We continue to seek to add value both in our allocation and manager selection decisions. We appreciate your investment in the Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managers6

[1]	Representative of the overall composition of the hedge fund universe.

[2]	Beta Sleeve is in place to create sensitivity to the overall equity market.

[3]	Liquidity Sleeve is in place to have liquidity for rebalancing and redemptions.

[4]	Alpha Sleeve is to provide market outperformance.

[5]	Represents performance of the full opportunity set of large and mid-cap stocks across developed and emerging markets.

[6]	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Semi-Annual Report | October 31, 2020	3

Highland Resolute Fund	Shareholder Letter
October 31, 2020 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of October 31, 2020.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

Highland Resolute Fund	Shareholder Letter

October 31, 2020 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

Non-agency residential mortgage–backed securities (RMBS) are private-label RMBS issued by banks, and not by the housing agencies Fannie Mae or Freddie Mac.

The MSCI AC World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The Index is maintained by Morgan Stanley Capital International and is comprised of stocks from 23 developed countries and 24 emerging markets. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

Semi-Annual Report | October 31, 2020	5

Highland Resolute Fund	Shareholder Letter

October 31, 2020 (Unaudited)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Highland Resolute Fund. This agreement is in effect through August 31, 2021. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Highland Resolute Fund	Performance Update

October 31, 2020 (Unaudited)

Performance (for the period ended October 31, 2020)

Highland Resolute Fund

Cumulative Total Return(a)					Since
(for the period ended October 31, 2020)	6 Months	1 Year	3 Year	5 Year	Inception*	Gross Ratio(b)	Net Ratio(b)
Highland Resolute Fund - Class I - NAV	7.44%	-0.42%	-0.13%	1.55%	2.75%	2.23%	0.76%
S&P 500® Index(c)	13.29%	9.71%	10.42%	11.71%	13.74%
Dow Jones U.S. Select Dividend Index(d)	5.23%	-14.86%	-0.36%	5.58%	9.08%
HFRX Global Hedge Fund Index(e)	5.82%	3.69%	1.17%	1.80%	1.90%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

(e)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(for the period ended October 31, 2020)

As a percentage of Net Assets
Vanguard Institutional Index Fund	24.32%
PSAM Highland	17.41%
Melchior Segregated Portfolio	16.10%
PIMCO Income Fund, Institutional Class	15.27%
WABR	13.09%
PIMCO Short-Term Fund, Institutional Class	12.84%
Vanguard S&P 500 ETF	10.22%
BHDG Systematic Trading
Segregated Portfolio	3.82%
United States Treasury Bill	1.84%
U.S. Treasury Note	1.75%
Top Ten Holdings	116.66%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	7

Highland Resolute Fund	Performance Update

October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of May 1, 2020 to October 31, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 05/01/20	ENDING ACCOUNT VALUE 10/31/20	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 05/01/20-10/31/20(b)
Class I
Actual	$1,000.00	$1,074.40	0.53%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2020	9

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (10.23%)
Vanguard S&P 500 ETF	68,158	$20,435,132

TOTAL EXCHANGE TRADED FUNDS
(Cost $17,772,814)		20,435,132

OPEN-END MUTUAL FUNDS (52.44%)
PIMCO Income Fund, Institutional Class	2,609,530	30,531,498
PIMCO Short-Term Fund, Institutional Class	2,596,995	25,658,306
Vanguard Institutional Index Fund	166,536	48,616,732
		104,806,536

TOTAL OPEN-END MUTUAL FUNDS
(Cost $97,379,737)		104,806,536

Description	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (1.75%)
U.S. Treasury Note 2.00%, 11/30/2020	$3,500,000	3,505,004

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,505,743)		3,505,004

Description	Shares	Value (Note 2)
Short-Term Investments (12.26%)
MONEY MARKET FUNDS (3.47%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.019%(a)	6,945,894	6,945,894

U.S. TREASURY BILLS (8.79%)
0.048%, 12/31/2020(b)	3,000,000	2,999,594
0.069%, 01/28/2021(a)(b)	3,500,000	3,499,260
0.072%, 02/25/2021(b)	3,000,000	2,999,090
0.095%, 03/25/2021(b)	3,670,000	3,668,615
0.102%, 08/12/2021(b)	1,400,000	1,398,932
0.103%, 09/09/2021(a)(b)	3,000,000	2,997,184
		17,562,675
TOTAL SHORT-TERM INVESTMENTS
(Cost $24,504,367)		24,508,569

TOTAL INVESTMENTS (76.68%)
(Cost $143,162,661)		$153,255,241

SEGREGATED CASH WITH BROKERS (23.68%)(c)		47,339,283

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.36%)		(721,850)
NET ASSETS (100.00%)		$199,872,674

(a)	Security position either entirely or partially held in a segregated account as collateral for written option contracts and total return swaps. Aggregate total fair value of $2,737,178.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(c)	Includes cash which is being held as collateral for written option contracts and total return swap contracts.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

WRITTEN OPTION CONTRACTS (0.19%)

	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (0.01%)
S&P 500® Index
	Citigroup	11/05/2020	$3,445	(5)	$8,745	$(1,634,980)	$(2,680)
	Citigroup	11/06/2020	3,425	(5)	8,845	(1,634,980)	(6,370)
	Citigroup	11/12/2020	3,475	(5)	11,645	(1,634,980)	(3,450)
	Citigroup	11/18/2020	3,625	(5)	10,495	(1,634,980)	(875)
	Citigroup	11/24/2020	3,575	(5)	12,995	(1,634,980)	(2,930)
	Citigroup	11/27/2020	3,465	(5)	11,795	(1,634,980)	(20,550)

Put Option Contracts - (0.18%)
S&P 500® Index
	Citigroup	11/02/2020	3,320	(5)	10,945	(1,634,980)	(26,765)
	Citigroup	11/03/2020	3,290	(5)	8,745	(1,634,980)	(17,535)
	Citigroup	11/04/2020	3,175	(5)	15,495	(1,634,980)	(15,500)
	Citigroup	11/05/2020	3,130	(5)	12,195	(1,634,980)	(12,950)
	Citigroup	11/06/2020	3,080	(5)	14,995	(1,634,980)	(7,000)
	Citigroup	11/09/2020	3,275	(5)	11,495	(1,634,980)	(37,465)
	Citigroup	11/09/2020	3,330	(5)	15,995	(1,634,980)	(59,460)
	Citigroup	11/12/2020	3,050	(5)	17,245	(1,634,980)	(18,380)
	Citigroup	11/13/2020	3,275	(5)	16,195	(1,634,980)	(50,055)
	Citigroup	11/18/2020	3,225	(5)	17,670	(1,634,980)	(43,800)
	Citigroup	11/24/2020	3,125	(5)	19,495	(1,634,980)	(39,400)
	Citigroup	11/27/2020	2,960	(5)	23,195	(1,634,980)	(15,050)

TOTAL WRITTEN OPTION CONTRACTS					$248,185	$(29,429,640)	$(380,215)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	11

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$7,631,623	$7,631,629	65 bps	N/A	09/13/2023	$6
Morgan Stanley	Melchior Segregated Portfolio(b)	32,188,172	32,188,175	100 bps	N/A	03/19/2021	3
Morgan Stanley	PSAM Highland(c)	34,803,558	34,803,565	215 bps + 1M EURIBOR	-51 bps	06/03/2021	7
Morgan Stanley	WABR(d)	26,166,859	26,166,872	120 bps + 1M LIBOR	16 bps	09/01/2022	13
		$100,790,212	$100,790,241				$29

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses forward foreign currency contracts. BHDG will employ some short, medium, and long term signals. Interest rate, commodity, equity, and sovereign debt forward foreign currency contracts will be used. Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.
(b)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(c)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.
(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

BHDG SYSTEMATIC TRADING SEGREGATED PORTFOLIO

Description	Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at October 31, 2020	Fund Delivering	U.S. $ Value at October 31, 2020	Unrealized Appreciation/ (Depreciation)	Percentage of Value
LONG SECURITIES
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
	Morgan Stanley & Co. LLC	12/16/2020	AUD	$809,470	JPY	$827,823	$(18,353)	10.61%
	Morgan Stanley & Co. LLC	12/16/2020	AUD	1,353,541	USD	1,384,983	(31,443)	17.74%
	Morgan Stanley & Co. LLC	12/16/2020	CAD	1,555,935	USD	1,571,972	(16,037)	20.39%
	Morgan Stanley & Co. LLC	12/16/2020	CHF	1,302,522	USD	1,306,289	(3,767)	17.07%
	Morgan Stanley & Co. LLC	12/16/2020	EUR	950,822	PLN	959,025	(8,203)	12.46%
	Morgan Stanley & Co. LLC	12/16/2020	EUR	541,309	TRY	546,082	(4,773)	7.09%
	Morgan Stanley & Co. LLC	12/16/2020	EUR	1,998,001	USD	2,022,893	(24,892)	26.18%
	Morgan Stanley & Co. LLC	12/16/2020	GBP	1,257,110	USD	1,258,510	(1,400)	16.47%
	Morgan Stanley & Co. LLC	12/16/2020	HUF	301,242	USD	312,604	(11,362)	3.95%
	Morgan Stanley & Co. LLC	12/16/2020	ILS	1,050,603	USD	1,055,039	(4,435)	13.77%
	Morgan Stanley & Co. LLC	12/16/2020	INR	1,309,562	USD	1,323,400	(13,838)	17.16%
	Morgan Stanley & Co. LLC	12/16/2020	JPY	947,148	AUD	940,932	6,217	12.41%
	Morgan Stanley & Co. LLC	12/16/2020	JPY	1,382,727	USD	1,374,876	7,851	18.12%
	Morgan Stanley & Co. LLC	12/16/2020	KRW	749,829	USD	731,219	18,610	9.83%
	Morgan Stanley & Co. LLC	12/16/2020	MXN	275,810	USD	272,319	3,490	3.61%
	Morgan Stanley & Co. LLC	12/16/2020	NOK	241,570	USD	252,186	(10,617)	3.17%
	Morgan Stanley & Co. LLC	12/16/2020	NZD	806,231	USD	811,031	(4,800)	10.56%
	Morgan Stanley & Co. LLC	12/16/2020	PHP	748,324	USD	745,310	3,014	9.81%
	Morgan Stanley & Co. LLC	12/16/2020	PLN	455,874	EUR	474,381	(18,507)	5.97%
	Morgan Stanley & Co. LLC	12/16/2020	PLN	432,985	USD	451,334	(18,349)	5.67%
	Morgan Stanley & Co. LLC	12/16/2020	RUB	246,981	USD	255,579	(8,599)	3.24%
	Morgan Stanley & Co. LLC	12/16/2020	SEK	816,631	USD	824,010	(7,379)	10.70%
	Morgan Stanley & Co. LLC	12/16/2020	SGD	1,611,086	USD	1,612,824	(1,738)	21.11%
	Morgan Stanley & Co. LLC	12/16/2020	THB	241,613	USD	240,999	613	3.17%
	Morgan Stanley & Co. LLC	12/16/2020	TRY	316,456	EUR	347,811	(31,356)	4.15%
	Morgan Stanley & Co. LLC	12/16/2020	TRY	257,770	USD	275,887	(18,117)	3.38%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total				21,961,149				287.76%
TOTAL LONG				21,961,149

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	13

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Description	Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at October 31, 2020	Fund Delivering	U.S. $ Value at October 31, 2020	Unrealized Appreciation/ (Depreciation)	Percentage of Value
SECURITIES SOLD SHORT
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
	Morgan Stanley & Co. LLC	12/16/2020	JPY	$(940,932)	AUD	$(926,246)	$(14,685)	-12.14%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(1,341,373)	AUD	(1,327,001)	(14,373)	-17.39%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(371,138)	BRL	(359,575)	(11,563)	-4.71%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(1,353,719)	CAD	(1,346,210)	(7,509)	-17.64%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(637,232)	CHF	(634,773)	(2,458)	-8.32%
	Morgan Stanley & Co. LLC	12/16/2020	PLN	(474,381)	EUR	(468,606)	(5,775)	-6.14%
	Morgan Stanley & Co. LLC	12/16/2020	TRY	(347,811)	EUR	(334,467)	(13,344)	-4.38%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(1,640,833)	EUR	(1,628,327)	(12,506)	-21.34%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(985,343)	GBP	(988,078)	2,735	-12.95%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(387,485)	HUF	(380,063)	(7,422)	-4.98%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(604,266)	ILS	(608,885)	4,619	-7.98%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(990,443)	INR	(983,874)	(6,570)	-12.89%
	Morgan Stanley & Co. LLC	12/16/2020	AUD	(827,823)	JPY	(838,041)	10,218	-10.98%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(417,425)	JPY	(421,034)	3,609	-5.52%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(254,686)	NOK	(246,709)	(7,976)	-3.23%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(550,225)	NZD	(549,136)	(1,090)	-7.20%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(276,807)	PHP	(277,793)	986	-3.64%
	Morgan Stanley & Co. LLC	12/16/2020	EUR	(959,025)	PLN	(932,729)	(26,296)	-12.22%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(526,885)	PLN	(514,050)	(12,835)	-6.74%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(575,109)	RUB	(561,904)	(13,205)	-7.36%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(560,227)	SEK	(558,569)	(1,658)	-7.32%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(1,184,280)	SGD	(1,182,753)	(1,527)	-15.50%
	Morgan Stanley & Co. LLC	12/16/2020	EUR	(546,082)	TRY	(507,335)	(38,747)	-6.65%
	Morgan Stanley & Co. LLC	12/16/2020	USD	(497,568)	TRY	(459,139)	(38,429)	-6.02%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total						(17,035,297)		-223.22%
TOTAL SHORT						(17,035,297)

REMAINING SECURITIES AND CASH						2,705,778
Grand Total						$7,631,629

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES EQUITY SWAPS
ASML HOLDING NV (EOE)		$874,243	$922,747	2.87%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	$(48,504)
ASR NEDERLAND NV		990,601	1,096,406	3.41%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(105,805)
AVON RUBBER PLC(LSE)		484,533	765,992	2.38%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	(281,459)
BEFESA SA(GER)		425,287	485,376	1.51%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/25/2021	(60,089)
BOOHOO GROUP PLC		1,703,278	1,808,353	5.62%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	4 bps	3/26/2021	(105,075)
CARREFOUR SA(PAR)		1,405,217	1,368,947	4.25%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-55 bps	3/26/2021	36,270
CERVED GROUP SPA		569,995	517,131	1.61%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	52,864
CRH PLC(ISE)		341,032	372,765	1.16%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(31,733)
ERSTE GROUP BANK AG(VIE)		661,831	531,019	1.65%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	130,812
FERGUSON PLC		518,982	754,642	2.34%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	(235,660)
FINECOBANK SPA(MIL)		807,670	1,032,556	3.21%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(224,885)
FLUIDRA SA(MAD)		144,510	169,164	0.53%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(24,654)
GAMES WORKSHOP GROUP PLC(LSE)		436,211	810,703	2.52%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	(374,492)
GVS SPA(MIL)		580,118	690,130	2.14%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(110,011)
HOWDEN JOINERY GROUP PLC		463,065	555,120	1.72%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	(92,055)
INMOBILIARIA COLONIAL SOCIMI		966,810	766,245	2.38%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	200,565
INTERMEDIATE CAPITAL GROUP(LSE)		232,947	193,361	0.60%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	39,586
INTERTRUST NV		542,990	502,589	1.56%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	40,402
JUPITER FUND MANAGEMENT(LSE)		430,372	473,918	1.47%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	(43,546)
KORIAN(PAR)		769,649	651,408	2.02%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-55 bps	3/26/2021	118,241
LAMDA DEVELOPMENT SA(ATH)		363,828	326,273	1.01%	Morgan Stanley & Co. LLC	175 bps bps + 1M EURIB	-52 bps	2/23/2022	37,555
LONZA GROUP AG-REG		319,435	447,799	1.39%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	(128,364)
MUSTI GROUP OY		685,370	812,163	2.52%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(126,793)
PIAGGIO & C. S.P.A.		305,002	369,365	1.15%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(64,363)
PROSEGUR CASH SA		386,817	245,299	0.76%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-55 bps	3/26/2021	141,518
PRUDENTIAL PLC		403,492	325,452	1.01%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	78,041
RECKITT BENCKISER GROUP PLC(LSE)		1,839,246	1,789,818	5.56%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	49,429
ROBERTET SA		746,572	918,277	2.85%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(171,705)
ROCHE HOLDING AG-GENUSSCHEIN(VTX)		2,331,016	2,130,981	6.62%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	200,035
SOFTWARE AG		554,730	474,265	1.47%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/25/2021	80,465
SOFTWAREONE HOLDING AG		691,204	651,319	2.02%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	39,886
TOMTOM NV(EOE)		247,380	190,834	0.59%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	56,545
VIVENDI(PAR)		980,386	1,240,985	3.86%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	(260,599)
WORLDLINE SA(PAR)		696,714	618,821	1.92%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	77,893
EQUITY SWAPS Total		23,900,535	25,010,221	77.70%
TOTAL LONG			25,010,221

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	15

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAPS
ARCADIS NV		$(141,244)	$(174,510)	-0.54%	Morgan Stanley & Co. LLC	1D EONIA bps -75 bps	-47 bps	3/26/2021	$33,266
AZIMUT HOLDING SPA		(223,357)	(195,199)	-0.61%	Morgan Stanley & Co. LLC	1D EONIA bps -50 bps	-47 bps	3/26/2021	(28,158)
BLUE PRISM GROUP PLC		(510,800)	(587,089)	-1.82%	Morgan Stanley & Co. LLC	1D SONIA bps -212.5 bps	5 bps	3/26/2021	76,289
DECHRA PHARMACEUTICALS PLC		(262,887)	(363,612)	-1.13%	Morgan Stanley & Co. LLC	1D SONIA bps -35 bps	5 bps	3/26/2021	100,725
DJS MID 200 PR		(3,525,543)	(3,379,135)	-10.50%	Morgan Stanley & Co. LLC	1D EONIA bps -45 bps	-47 bps	7/29/2022	(146,408)
DOW JONES STOXX INSURANCE (PRI		(358,075)	(322,945)	-1.00%	Morgan Stanley & Co. LLC	1D EONIA bps -45 bps	-47 bps	7/29/2022	(35,130)
FEVERTREE DRINKS PLC		(344,805)	(299,595)	-0.93%	Morgan Stanley & Co. LLC	1D SONIA bps -35 bps	5 bps	3/26/2021	(45,210)
KERRY GROUP PLC-A(ISE)		(716,204)	(666,262)	-2.07%	Morgan Stanley & Co. LLC	1D EONIA bps -35 bps	-47 bps	3/26/2021	(49,942)
NETCOMPANY GROUP AS		(323,578)	(308,197)	-0.96%	Morgan Stanley & Co. LLC	1W CIBOR bps -50 bps	-37 bps	10/31/2022	(15,381)
OESTERREICHISCHE POST AG		(331,352)	(301,401)	-0.94%	Morgan Stanley & Co. LLC	1D EONIA bps -775 bps	-47 bps	3/26/2021	(29,951)
ORPEA(PAR)		(322,023)	(259,138)	-0.81%	Morgan Stanley & Co. LLC	1D EONIA bps -40 bps	-47 bps	3/26/2021	(62,885)
SOLARIA ENERGIA Y MEDIO AMBI		(992,967)	(950,122)	-2.95%	Morgan Stanley & Co. LLC	1D EONIA bps -50 bps	-47 bps	3/26/2021	(42,845)
STOXX-DJ SMALL 200 PRICE		(2,581,141)	(2,443,583)	-7.59%	Morgan Stanley & Co. LLC	1D EONIA bps -66.14614 bps	-47 bps	7/29/2022	(137,558)
TEMENOS AG - REG		(353,801)	(264,640)	-0.82%	Morgan Stanley & Co. LLC	1D SARON bps -40 bps	-72 bps	3/26/2021	(89,160)
VARTA AG		(653,873)	(621,405)	-1.93%	Morgan Stanley & Co. LLC	1D EONIA bps -3400 bps	-47 bps	3/25/2021	(32,468)
EQUITY SWAPS Total		(11,641,651)	(11,136,835)	-34.60%

INDEX FUTURE CONTRACTS
EURO STOXX 50 DEC20	-103.90		295,270	0.92%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			295,270	0.92%

TOTAL SHORT			(10,841,565)	-33.68%

REMAINING SECURITIES AND CASH			18,019,519	-55.98%
Grand Total			$32,188,175

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

PSAM HIGHLAND

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
COMMON STOCKS
AJAX I	11,190		$112,798	0.32%
CC NEUBERGER PRINCIPAL-CL A	13,431		132,022	0.38%
CF FINANCE ACQUISITION CORP	14,294		141,371	0.41%
CORELOGIC INC	8,543		657,247	1.89%
CROWN HOLDINGS	8,059		691,489	1.99%
DARLING INGREDIENTS INC	10,856		466,798	1.34%
ENERGY HARBOR CORP	34,419		688,390	1.98%
FIRSTENERGY CORP	15,452		459,247	1.32%
GS ACQUISITION HOLDINGS-A	15,771		156,925	0.45%
HP INC	6,476		116,303	0.33%
HUDSON EXECUTIVE INVEST-CL A	16,800		162,455	0.47%
KANSAS CITY SOUTHERN	2,513		442,601	1.27%
L BRANDS	3,516		112,536	0.32%
MCKESSON EUROPE AG	46,253		1,400,643	4.02%
MYOKARDIA INC	4,204		939,756	2.70%
PRIMO WATER ORD	40,507		507,554	1.46%
RESIDEO TECHNOLOGIES INC-W/I	49,990		503,897	1.45%
TIFFANY & CO	19,442		2,543,746	7.31%
VARIAN MEDICAL	9,753		1,685,307	4.84%
WRIGHT MEDICAL GROUP NV	83,897		2,566,415	7.37%
XPO LOGISTICS INC	6,606		594,523	1.71%
COMMON STOCKS Total			15,082,023	43.33%

CORPORATE BONDS
BBDBCN 6 15OCT2022 144A	342,296		309,835	0.89%
BBDBCN 6.125 15JAN2023 144A	695,760		605,894	1.74%
BWA 5 01OCT2025 144A	231,176		269,470	0.77%
FINRSK 6.25 15MAY2026 144A	171,986		188,659	0.54%
FINRSK 8.25 15NOV2026 144A	1,158,112		1,304,661	3.75%
GARSRL 5.125 15OCT2026 144A	335,037		378,999	1.09%
GNW FRN 15NOV2036	553,370		216,406	0.62%
GTT 7.875 31DEC2024 144A	493,621		251,115	0.72%
HTZ 5.5 15OCT2024 144A	886,732		352,475	1.01%
HTZ 5.5 30MAR2023 REGS	111,679		111,801	0.32%
HTZ 6 15JAN2028 144A	332,804		131,180	0.38%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	17

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
CORPORATE BONDS (CONTINUED)
LB 6.875 01NOV2035	827,542		$867,441	2.49%
LB 7.5 15JUN2029	233,409		256,944	0.74%
NBR 5.75 01FEB2025	413,212		119,574	0.34%
NEWLSQ 15.5 01NOV2023 144A	1,145,827		1,093,914	3.14%
NEWLSQ 17.5 01MAY2024 144A	140,716		106,084	0.30%
NUGGET 6.75 15OCT2024 144A	732,615		622,173	1.79%
PCG 4.75 15FEB2044	290,366		303,428	0.87%
PUERTO RICO ELECTRIC POWER AUTH SER WW-R	153,559		106,647	0.31%
UNIT 8.25 15OCT2023	606,417		598,973	1.72%
CORPORATE BONDS Total			8,195,674	23.55%

EQUITY SWAPS
AMPOL LTD		$388,967	294,354	0.85%	Morgan Stanley & Co. LLC	55 bps bps + 1M BBSW-	9 bps	12/15/2020	$94,613
SHIMACHU CO LTD		797,174	1,032,484	2.97%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-8 bps	11/24/2021	(235,310)
VODAFONE GROUP PLC		865,755	688,545	1.98%	Morgan Stanley & Co. LLC	65 bps bps + 1D SONIA	5 bps	12/15/2021	177,209
EQUITY SWAPS Total		2,051,895	2,015,383	5.79%
TOTAL LONG			25,293,079	72.67%

SECURITIES SOLD SHORT
COMMON STOCKS
AVIS BUDGET GROUP	(3,387)		(114,047)	-0.33%
SPDR S&P 500 ETF TRUST	(4,699)		(1,534,377)	-4.41%
COMMON STOCKS Total			(1,648,424)	-4.74%

CORPORATE BONDS
EIX 3.65 01FEB2050	(144,066)		(151,306)	-0.43%
FE 3.4 01MAR2050	(177,011)		(163,591)	-0.47%
HBI 4.875 15MAY2026 144A	(89,902)		(98,958)	-0.28%
CORPORATE BONDS Total			(413,855)	-1.19%

EQUITY SWAPS
PEUGEOT S.A.		(1,261,859)	(1,013,655)	-2.91%	Morgan Stanley & Co. LLC	1D EONIA bps -40 bps	-47 bps	12/15/2021	-248,203
EQUITY SWAPS Total		(1,261,859)	(1,013,655)	-2.91%

TOTAL SHORT			(3,075,935)	-8.84%

REMAINING SECURITIES AND CASH			12,586,421	36.16%
Grand Total			$34,803,565

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

WABR

Description	Contracts/ Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
ACTIVISION BLIZZARD ORD (NMS)	1,440	$109,050	0.42%
ALPHABET CL A ORD (NMS)	76	122,824	0.47%
AMERICOLD REALTY ORD (NYS)	2,818	102,096	0.39%
APPLE ORD (NMS)	905	98,518	0.38%
AVAYA HOLDINGS ORD (NYS)	8,193	140,920	0.54%
CM LIFE SCIENCES CL A ORD (NMS)	15,610	148,451	0.57%
DUPONT DE NEMOURS ORD (NYS)	1,903	108,243	0.41%
HITACHI ORD (TYO)	3,073	102,810	0.39%
ISHARES IBOXX HIGH YIELD BOND ETF (PSE)	37,644	3,157,579	12.07%
ISHARES IBOXX INVT GRADE BOND ETF (PSE)	23,404	3,129,817	11.96%
KANSAS CITY SOUTHERN ORD (NYS)	1,317	231,977	0.89%
KNIGHT SWIFT TRANSPRTATN CL A ORD (NYS)	3,766	143,071	0.55%
LIVERAMP HOLDINGS ORD (NYS)	1,568	103,629	0.40%
MICRON TECHNOLOGY ORD (NMS)	2,021	101,737	0.39%
MICROSOFT ORD (NMS)	852	172,504	0.66%
MYOKARDIA ORD (NMQ)	549	122,718	0.47%
NEXTERA ENERGY ORD (NYS)	1,666	121,967	0.47%
NORFOLK SOUTHERN ORD (NYS)	520	108,741	0.42%
NXP SEMICONDUCTORS ORD (NMS)	1,063	143,632	0.55%
PIEDMONT OFFICE REIT CL A ORD (NYS)	9,223	105,327	0.40%
PNM RESOURCES ORD (NYS)	2,001	100,050	0.38%
QUALCOMM ORD (NMS)	1,338	165,056	0.63%
SPIRIT REALTY CAPITAL REIT ORD (NYS)	3,479	104,544	0.40%
SYNNEX ORD (NYS)	916	120,582	0.46%
UNION PACIFIC ORD (NYS)	863	152,916	0.58%
VALE ADR REPTG ONE ORD (NYS)	11,028	116,566	0.45%
VERTIV HOLDINGS CL A ORD (NYS)	6,031	106,448	0.41%
VIRGIN GALACTIC HOLDINGS CL A ORD (NYS)	5,909	102,934	0.39%
XPO LOGISTICS ORD (NYS)	1,278	115,020	0.44%
COMMON STOCKS Total		9,659,727	36.92%

CORPORATE BONDS
BESPL EMTN 0.0000% 2021-01-15	700,000	196,321	0.75%
CORPORATE BONDS Total		196,321	0.75%

TOTAL LONG		9,856,048	37.67%

SECURITIES SOLD SHORT
COMMON STOCKS
ABBVIE ORD (NYS)	(1,175)	(99,992)	-0.38%
CONSOLIDATED EDISON ORD (NYS)	(1,482)	(116,322)	-0.44%
ELECTRONIC ARTS ORD (NMS)	(917)	(109,885)	-0.42%
FITBIT CL A ORD (NYS)	(19,379)	(136,428)	-0.52%
HORMEL FOODS ORD (NYS)	(2,440)	(118,803)	-0.45%
INVSC QQQ TRUST SRS 1 ETF (NMS)	(1,754)	(472,493)	-1.81%
ISHARES EXPANDED TECH STW SCTR ETF (BAT)	(628)	(191,314)	-0.73%
ISHARES RUSSELL 2000 ETF (PCQ)	(2,542)	(389,154)	-1.49%
ISHARES TRANSPORTATION AVERAGE ETF (BAT)	(540)	(106,169)	-0.41%
ISHARES US TECHNOLOGY ETF (PSE)	(802)	(234,777)	-0.90%
PROLOGIS REIT (NYS)	(1,072)	(106,342)	-0.41%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	19

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2020 (Unaudited)

Description	Contracts/ Shares	Value	Percentage of Value
Common STOCKS (CONTINUED)
SELECT SECTOR HEALTH CARE SPDR ETF (PSE)	(966)	$(98,203)	-0.38%
SELECT SECTOR UTI SELECT SPDR ETF (PSE)	(3,595)	(224,256)	-0.86%
SPDR FUND CONSUMER STAPLES ETF (PSE)	(1,935)	(120,473)	-0.46%
SPDR S&P 500 ETF (PSE)	(2,417)	(789,246)	-3.02%
SPDR S&P SEMICONDUCTOR ETF (PSE)	(1,592)	(210,972)	-0.81%
STORE CAPITAL ORD (NYS)	(4,112)	(105,678)	-0.40%
TELADOC HEALTH ORD (NYS)	(528)	(103,731)	-0.40%
VANECK VECTORS SEMICONDUCTOR ETF (NMS)	(594)	(103,920)	-0.40%
VANGUARD REAL ESTATE ETF (PSE)	(2,501)	(191,552)	-0.73%
COMMON STOCKS Total		(4,029,710)	-15.40%

TOTAL SHORT		(4,029,710)	-15.40%

REMAINING SECURITIES AND CASH		20,340,534	77.73%
Grand total		$26,166,872

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canada Dollar

CHF - Swiss Franc

EUR - Euro

GBP - Great British Pound

HUF - Hungarian Forint

ILS - Israeli New Shekel

INR - Indian Rupee

JPY - Japan Yen

KRW - South Korean Won

MXN - Mexico Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

USD - United States Dollar

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

October 31, 2020 (Unaudited)

ASSETS
Investments, at value	$153,255,241
Unrealized appreciation on total return swap contracts	29
Deposits with brokers for total return swap contracts and written options	47,339,283
Foreign currency, at value (Cost $1,143)	1,203
Receivable for investments sold	58,830
Dividends receivable	120,930
Interest receivable	29,654
Receivable for total return swap reset	329,013
Other assets	9,455
Total assets	201,143,638
LIABILITIES
Written options, at value (Premiums received 248,185)	380,215
Investment advisory fees payable	13,472
Shareholder service fees payable	48,592
Payable for interest expense on total return swap contracts	547,133
Payable for investments purchased	47,730
Trustee fees and expenses payable	22,980
Chief compliance officer fees payable	11,530
Principal financial officer fees payable	3,053
Administration fees payable	76,669
Transfer agency fees payable	973
Professional fees payable	79,088
Custody fees payable	23,477
Accrued expenses and other liabilities	16,052
Total liabilities	1,270,964
NET ASSETS	$199,872,674
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$218,638,930
Total distributable earnings/(loss)	(18,766,256)
NET ASSETS	$199,872,674
INVESTMENTS, AT COST	$143,162,661
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$9.97
Net Assets	$199,872,674
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,046,812

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	21

Highland Resolute Fund	Consolidated Statement of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$1,333,657
Interest	191,619
Total investment income	1,525,276

EXPENSES
Investment advisory fees (Note 7)	1,477,392
Investment advisory fees-subsidiary	126,899
Administration fees	212,308
Transfer agency fees	49,690
Shareholder service fees
Class I	29,425
Professional fees	39,564
Custody fees	35,351
Reports to shareholders and printing fees	3,101
Trustee fees and expenses	11,259
Registration/filing fees	13,063
Chief compliance officer fees	39,319
Principal financial officer fees	8,166
Other	17,326
Total expenses before waivers	2,062,863
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(1,409,196)
Waiver of investment advisory fees - subsidiary (Note 7)	(126,899)
Total net expenses	526,768
NET INVESTMENT INCOME	998,508
Net realized gain on investments	244,106
Net realized gain on written options	761,364
Net realized gain on total return swap contracts	3,517,654
Net realized gain on foreign currency transactions	13,460
Total net realized gain	4,536,584

Net change in unrealized appreciation on investments	8,043,630
Net change in unrealized depreciation on written options	(162,664)
Net change in unrealized appreciation on total return swap contracts	3
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(106)
Total net change in unrealized appreciation	7,880,863
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,417,447
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,415,955

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$998,508	$5,499,415
Net realized gain/(loss)	4,536,584	(37,178,643)
Net change in unrealized appreciation	7,880,863	1,872,075
Net increase/(decrease) in net assets resulting from operations	13,415,955	(29,807,153)
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	–	(3,500,019)
Net decrease in net assets from distributions	–	(3,500,019)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	21,122,856	9,378,217
Dividends reinvested
Class I	–	3,500,019
Shares redeemed, net of redemption fees
Class I	(14,466,278)	(132,205,860)
Net increase/(decrease) in net assets derived from beneficial interest transactions	6,656,578	(119,327,624)
Net increase/(decrease) in Net Assets	20,072,533	(152,634,796)
NET ASSETS:
Beginning of period	179,800,141	332,434,937
End of period	$199,872,674	$179,800,141

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	23

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Six Months Ended October 31, 2020 (Unaudited)		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)		For the Year Ended April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$9.28		$10.30		$10.81		$11.14		$10.75		$11.32
INCOME/(LOSS) FROM OPERATIONS
Net investment income(c)	0.05		0.19		0.20		0.25		0.09		0.16
Net realized and unrealized gain/(loss) on investments	0.64		(1.09)		(0.22)		0.38		0.45		(0.39)
Total from Investment Operations	0.69		(0.90)		(0.02)		0.63		0.54		(0.23)

LESS DISTRIBUTIONS
Net investment income	–		(0.12)		(0.15)		(0.77)		(0.13)		(0.18)
Net realized gain on investments	–		–		(0.34)		(0.19)		(0.02)		(0.16)
Total Distributions	–		(0.12)		(0.49)		(0.96)		(0.15)		(0.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.69		(1.02)		(0.51)		(0.33)		0.39		(0.57)
NET ASSET VALUE, END OF PERIOD	$9.97		$9.28		$10.30		$10.81		$11.14		$10.75
TOTAL RETURN(d)	7.44%		(8.65)%		0.22%		5.51%		5.04%		(2.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$199,873		$179,800		$332,435		$373,865		$491,811		$686,659
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	1.96	%(f)	1.90	%(g)(h)	1.89	%(g)(h)	1.94	%(g)(h)	1.77	%(g)(h)	1.69	%(g)
Operating expenses including reimbursement/waiver(e)	0.53	%(f)	0.69	%(g)	0.74	%(g)	0.82	%(g)	0.52	%(g)	0.35	%(g)
Net investment income including reimbursement/waiver(e)	1.01	%(f)	1.89%		1.95%		2.24%		0.86%		1.49%
PORTFOLIO TURNOVER RATE	15	%(i)	103%		55%		79%		94%		27%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.

(c)	Calculated using the average shares method.

(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.

(f)	Annualized.

(g)	Dividend and interest expense on securities sold short totaled 0.00%, 0.09%, 0.19%, 0.25%, 0.10% and 0.08% of average net assets for the six months ended October 31, 2020 and for the years ended April 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(h)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.09%, 1.99%, 1.97%, 2.01% and 1.81% for the six months ended October 31, 2020 and for the years ended April 30, 2019, 2018 and 2017, respectively.

(i)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of October 31, 2020, net assets of the Fund were $199,872,674, of which $16,660,321 or 8.33%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2020	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2020:

Highland Resolute Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$20,435,132	$–	$–	$20,435,132
Open-End Mutual Funds	104,806,536	–	–	104,806,536
Government & Agency Obligations	–	3,505,004	–	3,505,004
Short-Term Investments
Money Market Fund	6,945,894	–	–	6,945,894
U.S. Treasury Bills	–	17,562,675	–	17,562,675
Total	$132,187,562	$21,067,679	$–	$153,255,241

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$29	$–	$29
Liabilities:
Written Option Contracts	(380,215)	–	–	(380,215)
Total	$(380,215)	$29	$–	$(380,186)

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The changes of the fair value of investments for which the Fund have used Level 3 inputs to determine the fair value are as follows:

Highland Resolute Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2020	$359,388	$2,166,219	$2,525,607
Accrued Discount/Premium	–	–	–
Return of Capital	(234,517)	(1,413,555)	(1,648,072)
Realized Gain/(Loss)	193,736	1,167,727	1,361,463
Change in Unrealized Appreciation/(Depreciation)	25,542	153,957	179,499
Purchases	–	–	–
Sales Proceeds	(344,149)	(2,074,348)	(2,418,497)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2020	$–	$–	$–
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at October 31, 2020	$–	$–	$–

As of October 31, 2020 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Semi-Annual Report | October 31, 2020	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3.  DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at October 31, 2020 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statements of Assets and Liabilities as of October 31, 2020 was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$23	N/A	$–
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6	N/A	–
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	380,215
Total		$29		$380,215

Semi-Annual Report | October 31, 2020	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

The effect of derivative instruments on the Consolidated Statements of Operations for the six months ended October 31, 2020 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$3,783,024	$3
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(265,370)	–
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation/(depreciation) on investments	1,167,727	–
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	761,364	(162,664)
Total		$5,446,745	$(162,661)

Volume of Derivative Instruments for the Fund during the six months ended October 31, 2020 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Equity Contracts (Total Return Swap Contracts)	Notional Quantity	87,175,329
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Notional Quantity	7,833,232
Equity Contracts (Written Options)	Contracts	(241,050)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2020:

Highland Resolute Fund

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$29	$–	$29	$–	$–	$29
Total	$29	$–	$29	$–	$–	$29

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

4.  TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$109,737,572	$(101,255,553)	$8,482,019	$139,709,369

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2020, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Highland Resolute Fund	$3,500,019	$–

The Fund elects to defer to the period ending April 30, 2021, capital losses recognized during the period November 1, 2019 through April 30, 2020 in the amount of $23,079,107.

The Fund elects to defer to the period ending April 30, 2021, ordinary losses recognized during the period November 1, 2019 through April 30, 2020 in the amount of $3,141,296.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

5.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$24,956,568	$18,052,791

6.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Semi-Annual Report | October 31, 2020	33

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
Common Shares Outstanding - Beginning of Period	19,374,899	32,287,022
Common Shares Sold	2,124,628	926,202
Common Shares Issued as Reinvestment of Dividends	–	340,801
Common Shares Redeemed	(1,452,715)	(14,179,126)
Common Shares Outstanding - End of Period	20,046,812	19,374,899

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statement of Changes in Net Assets. For the six months ended October 31, 2020 and the year ended April 30, 2020, the Fund retained fees as follows:

Fund	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
Highland Resolute Fund	$–	$16

7.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the six months ended October 31, 2020, this amount equaled $126,899 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into Investment Sub-Advisory Agreements with Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates, LLC (“Parametric”). The Adviser determines the allocation of the Fund’s assets among Chatham and Parametric (collectively the “Sub-Advisers”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Contractual Sub-Advisory Fee
Chatham Asset Management, LLC(a)	1.00%
Parametric Portfolio Associates, LLC	0.30%

(a)	Effective May 1, 2020, Chatham Asset Management, LLC, ceased serving as investment Sub-Adviser to the Fund.

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees (as defined in the Prospectus), and effective September 1, 2019, less third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-adviser for the Fund or removal of an existing investment sub-adviser to the Fund. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2020 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2020 are disclosed in the Consolidated Statement of Operations.

For the six months ended October 31, 2020, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(1,409,196)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Semi-Annual Report | October 31, 2020	35

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2020 (Unaudited)

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2020 are included as an offset to distribution and service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Highland Resolute Fund	Additional Information

October 31, 2020 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund's Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2020	37

Highland Resolute Fund	Privacy Policy

October 31, 2020 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

38

Highland Resolute Fund	Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2020	39

RONDURE FUNDS

SEMI-ANNUAL

October 31, 2020

RONDURE NEW WORLD FUND — **Investor Class** RNWOX | **Institutional Class** RNWIX

RONDURE OVERSEAS FUND — **Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	4
Disclosure of Fund Expenses	10
Portfolio of Investments
Rondure New World Fund	11
Rondure Overseas Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statement of Changes in Net Assets
Rondure New World Fund	19
Rondure Overseas Fund	20
Financial Highlights
Rondure New World Fund	21
Rondure Overseas Fund	23
Notes to Financial Statements	25
Additional Information	32
Disclosure Regarding Approval of Fund Advisory Agreement	33
Privacy Policy	35

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.rondureglobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.775.3337 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.rondureglobal.com.

Rondure Funds	Shareholder Letter

October 31, 2020 (Unaudited)

Dear Fellow Shareholders,

“We cast a shadow on something wherever we stand, and it is no good moving from place to place to save things; because the shadow always follows. Choose a place where you won’t do harm – yes, choose a place where you won’t do very much harm, and stand in it for all you are worth, facing the sunshine.” –E.M. Forster, A Room with a View

A Room with a View

I’ve been living all of my life, to my delight, in rooms with views. It started with saguaro vistas and desert red sunsets in the American southwest. The views changed to the dark blue waters of the Mississippi River, where Mark Twain penned his masterpieces. Airplane windows have cast back green speckled islands, tiny dotted, multi-hued people, and brown parched, rolling roads. Sandstorms against red skies. White-washed buildings against azure seas. A rainstorm in a golden hotel. Solemn shrines of simple weathered-wood and orange temples sprinkled with cackling monkeys.

One of my favorite views is the vista from the family farm in eastern Kansas. It sits on one of the highest bluffs in a flat state. Aptly named Long View Farm, the amber waving wheat, carves a canyon down to the winding deep blue Kansas River. The farm was small and blessed with tattered yellowing books. A picnic table in green grass with a radiant-blue eyed grandmother, who told vivid stories of the black Dust Bowl and the Great Depression.

My favorite book was a gift from my grandmother—Little Women. I never saw Jo March, the powerful female protagonist in Louisa May Alcott’s book, in myself, but I believe my grandmother and father saw Jo in me.

After I graduated from college, I sought out views. I moved to Japan with its white-painted geishas and their girly pink hair pieces against jet black hair. Red lips peaked out of parted hands. Head-tilted downward, hiding chocolate eyes.

When I started work in the finance industry, I added so many people, places, colors, cultures to my views. The one thing that was clear to me was that I was a sponge, sucking up everything I saw. I had no desire to alter what I mainly saw as wonderful in the world, and I loved investing.

On the other hand, as time passed, I started to also see many things I didn’t like in the world, especially as I added frontier countries to a catalog of over 75 countries and thousands of companies visited through the years. The frontier opened my eyes to abject poverty, war, dirty water, sickness, poor education, and corruption. Yet, when I brought this global perspective back to my home countries—the US and Japan—I saw different problems with excess consumption, a lack of good jobs, corruption in politics and business. I also saw many of the same problems in gender and racial bias, an incredible wealth divide, environmental degradation, and lobbies and bribes that seemed to be one in the same to me (one legalized corruption and one just simply corruption but it was all favoritism through money power). Globalization seemed to be amplifying all of these issues in a modern and sad form of manifest destiny—we were repeating many mistakes from the past in a desire to get rich quickly (or to keep all the debt from tumbling down upon us) in a world that seemed to view a US-consumption led model as the only model for development. That model has cast a large shadow over the world—both good and bad.

Frontier was an eye-opener for me. In fact, it brought me back to many of the idealistic views I held as a young person when I marched on campus with my South African history class in protest of Apartheid, built houses for Habitat for Humanity, and worked in harmony with people from all over the world as the President of the East Asian Society. Somewhere along the path of making money, I got too busy to do as much good as I aspired to do.

Rondure is an attempt to do both and impact our industry from the corporate level through building a diverse team of thinkers and from an investment perspective by attempting to Make Money and Do Good (or at least minimize our shadow).

Our firm principles are simple:

1.	Make money for our clients. Own companies with sustainable competitive advantages, or in Rondure vernacular Club, Glue, Platform businesses (CGPs). We believe that investing in high-quality companies with strong balance sheets, stable cash flows, high returns on capital, and economic moats at reasonable prices with a long-term view is the best way to generate alpha through market cycles. We also look at risks and opportunities in each country to help ascertain headwinds or tailwinds to compounding. Governance at the individual corporate level is critical in assessing the long-term compounding potential of every company as well. We believe a diverse team will help us achieve these goals. The world is a complex place, and incorporating all perspectives will help us achieve better risk/reward dynamics in the portfolios.

Semi-Annual Report | October 31, 2020	1

Rondure Funds	Shareholder Letter

October 31, 2020 (Unaudited)

2.	Do Good (or at least try to Do No Harm). Own responsible compounders. We look at the individual problems and opportunities of each country instead of applying developed market standards to the entire world or developing market opportunities to the developed world. We do not believe corporate Environmental, Social, and Governance issues (ESG) can be measured with perfect scientific precision. However complicated financial analysis may be, we think ESG analysis is even more complex. The data is limited and the considerations are multifaceted, so we approach it with a strong dose of humility. We do use data in our research to think about country-level conditions to identify the ES issues most relevant for every company. It is an attempt to be clinical. It is an attempt to avoid modern day colonialization by pressing Western values on different cultures. It is an attempt to see each individual country’s view of the world, as well as the view from our own domicile. Our Responsible Investing philosophy is proprietary and authentic to us at Rondure. We are not checking boxes.

3.	Be great partners (for our clients, our partner firm, Grandeur Peak, our teammates, and our global community). Give our partners all the information they need to maximize the potential of their investments and reach all of their goals. Give them good, thoughtful content to help them with their own investment thinking. Listen to them. Be honest. All of our partners = family.

Parting Thoughts and Market Outlook

When we look at the year-to-date in the rearview mirror, the coronavirus has cast a shadow across many individuals, businesses, and the global economy, creating one of the most concentrated rallies we have seen since the technology and large capitalization bubble of the late 1990s. Essentially, as of 10/6/2020, in the MSCI EM index (the benchmark for our New World strategy), only a few countries have participated in the positive return year-to-date in the index, and they are namely the big countries, China, Taiwan, and South Korea. These are also the countries that have handled the coronavirus well in the developing world and have seen a more rapid normalization of their economies. In addition, they are countries that export stuff, especially technology, to a world that is now demanding more hardware as individuals set up new office spaces and systems to work from home or learn from home. These countries tend to be exporters to the United States, where stimulus checks also likely led to a pop in demand for the goods these countries make.

In essence, it doesn’t really feel like we have had an emerging markets rally at all so far this year. China, Taiwan, and South Korea, for anyone who has been on the ground in Seoul, Taipei, and Shanghai, feel like developed markets. They also make a lot of the products that sell to other developed markets. Many of the developing economies, countries that are truly poor, are still shut down with many of them cautiously managing the country in favor of health over economy or still wrestling with big outbreaks of the virus. We are approaching them slowly, cautiously, but are also ready to pounce if and when the time comes—when the world stops social distancing.

Comparisons will be tough for the coronavirus beneficiaries next year. It will be hard for them to grow.

Apple was the bellweather stock that started the dip in global markets, including emerging markets, in September. We think the pullback was caused by two factors. First, the valuation had likely gotten a bit ahead of itself, so there was a mean reverting move in the stock, but second, we think investors are starting to look ahead to next year and realize just how hard it is going to be for Apple (or any coronavirus beneficiary) to grow against a 2020 that has worked to its advantage (i.e. a 2020 that has actually boosted demand for Apple’s mature hardware categories like iBook and iPad as it gets a one-time pop from office and school from home set ups).

In essence, the narrow COVID-ON markets of 2020 at least have a hard comparison case for why we might see broader markets in the upcoming months (assuming the market is looking ahead to next year). This demand pop for things like hardware for work and school from anywhere is similar to what happened when demand was pulled forward by Y2K technology replacement cycles in the late 1990s. When 1999 closed, the market broadened, as there was just no way for hardware companies and many ecommerce companies to grow against a banner year in 1999. The tough comps didn’t mean an end to demand (or an end to these companies being good companies), but it simply meant it was impossible to have growth the following year and it was even harder for these beneficiaries to compound in the short run as valuations were extended. We are watching this situation very closely in 2020 as well.

1999 and 2020 will go down in the books as some of the most polarized markets in our lifetimes (2020 will also go down as a polarized global economy and world), and we see a case next year, with tough comparisons for coronavirus beneficiaries (or improvement in treatment for the virus and more stable politics emanating from the US), that the markets broaden, driving a “true” emerging markets rally—and hopefully more inclusive global macroeconomics as COVID-OFF jobs gradually return. The negative case is what happened this quarter with the Apple and US-led global pullback, which ushered in a high correlation market retrenchment: we simply did better as that correction accelerated through holding a high-quality portfolio. International and Emerging Markets, themselves, did better against the US in this pullback as well.

Regardless of whether we have a future of COVID-ON or COVID-OFF, we were pleased with the way the portfolios performed, especially when September ushered in volatility. Even if the markets pull back or we have more wild swings, in the current low global interest rate environment, we

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2020 (Unaudited)

believe our portfolio stocks still look like the better investment for the long haul against bond or cash markets that have record low returns globally. Given all the externalities at the moment (interest-rate induced elongated cycle, political risk, virus risk, high global debt levels, income inequality, environmental issues, etc.), we feel good about sticking to quality compounders for the long run.

Sincerely,

Laura Geritz, CFA

Founder, CEO and Portfolio Manager

The CFA designation is owned by the CFA institute.

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging and frontier markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loses.

Must be preceded or accompanied by a prospectus.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Rondure Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

Semi-Annual Report | October 31, 2020	3

Rondure New World Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

				Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Year		Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	17.82%	3.37%	3.42%	5.18%	1.43%	1.10%
Rondure New World Fund – Investor (RNWOX)	17.68%	3.04%	3.17%	4.91%	1.72%	1.35%
MSCI Emerging Markets Index(d)	21.22%	8.62%	2.32%	6.44%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2021, except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2020	5

Rondure New World Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	76.6%
North America	6.5%
Africa/Middle East	6.1%
Europe	3.2%
Latin America	2.3%
Cash, Cash Equivalents, & Other Net Assets	5.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	5.4%
Alibaba Group Holding, Ltd.	4.1%
Li Ning Co., Ltd.	4.1%
Yum China Holdings, Inc.	3.0%
Samsung Electronics Co., Ltd.	2.9%
Tata Consultancy Services, Ltd.	2.6%
ANTA Sports Products, Ltd.	2.5%
Vietnam Dairy Products JSC	2.2%
Philippine Seven Corp.	2.1%
Becle SAB de CV	2.1%
Total	31.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2020 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2020

				Since	Expense Ratio(b)
	6 Months	1 Year	3 Year	Inception(a)	Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)	15.30%	3.37%	3.35%	6.13%	1.73%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	15.09%	3.12%	3.11%	5.90%	2.06%	1.10%
MSCI EAFE Index(e)	8.77%	-6.46%	-0.76%	2.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2021, except with the approval of the Fund’s Board of Trustees.

(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2020	7

Rondure Overseas Fund	Performance Update

October 31, 2020 (Unaudited)

Growth of $10,000 for the period ended October 31, 2020

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2020 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	61.7%
Japan	15.6%
North America	13.7%
Australia/New Zealand	6.7%
Asia ex Japan	2.0%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Nestle SA	4.4%
Unilever NV	3.8%
Chocoladefabriken Lindt & Spruengli AG	2.6%
L'Oreal SA	2.2%
Accenture PLC	2.2%
Axfood AB	2.1%
Mastercard, Inc.	2.1%
Diageo PLC	2.0%
Ferrari NV	2.0%
Unicharm Corp.	1.9%
Total	25.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	9

Rondure Funds	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2020 through October 31, 2020.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period May 1, 2020 - October 31, 2020(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$1,178.20	1.10%	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Investor Class
Actual	$1,000.00	$1,177.80	1.35%	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$1,151.80	0.85%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Investor Class
Actual	$1,000.00	$1,150.90	1.10%	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

10	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (94.71%)
Bangladesh (0.55%)
Square Pharmaceuticals, Ltd.	418,832	$980,487

Brazil (1.91%)
B3 SA - Brasil Bolsa Balcao	252,400	2,235,022
Raia Drogasil SA	223,500	940,282
TOTVS SA	54,600	256,635
		3,431,939

China (23.46%)
Alibaba Group Holding, Ltd.,
Sponsored ADR(a)	9,210	2,806,195
Alibaba Group Holding, Ltd.(a)	119,700	4,535,896
ANTA Sports Products, Ltd.	397,000	4,407,158
China Resources Beer Holdings Co., Ltd.	140,000	868,642
Hengan International Group Co., Ltd.	105,000	732,433
JD.com, Inc., ADR(a)	2,475	201,762
JD.com, Inc.(a)	66,300	2,704,279
Kweichow Moutai Co., Ltd., Class A	4,400	1,099,327
Li Ning Co., Ltd.	1,406,000	7,327,988
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	1,686	270,401
Shanghai International Airport Co., Ltd., Class A	164,800	1,630,352
Sichuan Swellfun Co., Ltd.	162,400	1,608,194
Tencent Holdings, Ltd.	37,400	2,857,571
TravelSky Technology, Ltd., Class H	409,000	862,169
Trip.com Group, Ltd., ADR(a)	55,885	1,607,253
Tsingtao Brewery Co., Ltd., Class H	389,000	3,223,321
Yum China Holdings, Inc.	99,600	5,301,708
		42,044,649

Greece (0.51%)
JUMBO SA	65,642	920,057

Hong Kong (3.85%)
Cafe de Coral Holdings, Ltd.	165,000	341,056
	Shares	Value (Note 2)
Hong Kong (continued)
Hong Kong Exchanges & Clearing, Ltd.	73,700	$3,531,609
Vitasoy International Holdings, Ltd.	750,000	3,033,680
		6,906,345

India (14.81%)
3M India, Ltd.(a)	1,575	396,340
Asian Paints, Ltd.	74,550	2,223,594
Britannia Industries, Ltd.	14,622	684,793
Castrol India, Ltd.	423,000	650,277
Colgate-Palmolive India, Ltd.	46,704	955,557
Dabur India, Ltd.	180,000	1,242,175
Divi’s Laboratories, Ltd.	13,500	572,102
Dr Lal PathLabs, Ltd.(b)(c)	24,000	743,384
HCL Technologies, Ltd.	142,500	1,621,309
HDFC Bank, Ltd.(a)	131,000	2,092,062
Hindustan Unilever, Ltd.	32,590	911,228
Honeywell Automation India, Ltd.	355	136,085
Ipca Laboratories, Ltd.	15,500	483,644
Jubilant Foodworks, Ltd.	123,000	3,607,328
Marico, Ltd.	31,400	151,202
Nestle India, Ltd.	3,718	860,513
Oracle Financial Services Software, Ltd.	20,000	848,462
Pidilite Industries, Ltd.	13,575	287,477
Reliance Industries, Ltd.	38,062	1,055,261
Schaeffler India, Ltd.	23,500	1,193,058
SKF India, Ltd.	24,500	487,465
Tata Consultancy Services, Ltd.	128,915	4,646,158
Tech Mahindra, Ltd.	31,500	346,847
United Breweries, Ltd.	27,500	343,556
		26,539,877

Indonesia (3.72%)
Ace Hardware Indonesia Tbk PT	17,144,800	1,828,247
Indofood CBP Sukses Makmur Tbk PT	4,105,200	2,696,627
Multi Bintang Indonesia Tbk PT	515,000	319,714
Unilever Indonesia Tbk PT	3,434,200	1,822,484
		6,667,072

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	11

Rondure New World Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Kenya (1.96%)
Safaricom PLC	12,374,200	$3,508,273

Malaysia (2.97%)
Carlsberg Brewery Malaysia Bhd	592,000	2,633,105
Heineken Malaysia Bhd	622,000	2,695,915
		5,329,020

Mexico (3.97%)
Becle SAB de CV	1,769,600	3,735,002
Wal-Mart de Mexico SAB de CV	1,392,900	3,372,668
		7,107,670

Netherlands (0.49%)
Prosus NV	8,715	870,068

Pakistan (0.10%)
Nestle Pakistan, Ltd.	4,578	183,090

Peru (0.38%)
Inretail Peru Corp	20,196	680,605

Philippines (4.71%)
International Container Terminal Services, Inc.	272,000	645,063
Jollibee Foods Corp.	125,000	438,394
Philippine Seven Corp.	1,678,447	3,849,331
Puregold Price Club, Inc.	1,288,000	1,097,718
San Miguel Food and Beverage, Inc.	567,500	748,706
Wilcon Depot, Inc.	5,601,500	1,656,499
		8,435,711

Poland (0.59%)
Dino Polska SA(a)(b)(c)	19,400	1,066,601

Russia (1.59%)
Moscow Exchange MICEX-RTS PJSC	1,689,660	2,853,723

South Africa (2.63%)
Clicks Group, Ltd.	115,400	1,673,163
Distell Group Holdings, Ltd.	69,900	349,608
Naspers, Ltd.	4,511	876,302
	Shares	Value (Note 2)
South Africa (continued)
Shoprite Holdings, Ltd.	229,605	$1,818,780
		4,717,853

South Korea (4.14%)
LG Household & Health Care, Ltd.	964	1,278,148
S-1 Corp.	13,800	991,801
Samsung Electronics Co., Ltd.	102,500	5,152,227
		7,422,176

Sri Lanka (0.77%)
Lion Brewery Ceylon PLC	472,256	1,382,339

Taiwan (9.74%)
MediaTek, Inc.	31,000	736,878
momo.com, Inc.	43,000	1,029,050
Poya International Co., Ltd.	44,000	950,330
President Chain Store Corp.	284,000	2,563,341
Taiwan FamilyMart Co., Ltd.	274,000	2,504,243
Taiwan Semiconductor Manufacturing Co., Ltd.	640,000	9,682,992
		17,466,834

Tanzania (0.09%)
Tanzania Breweries, Ltd.	34,234	160,910

Thailand (4.16%)
Airports of Thailand PCL	721,000	1,195,448
Bangkok Dusit Medical Services PCL	1,987,000	1,114,894
CP ALL PCL	129,000	222,074
Home Product Center PCL	1,620,000	724,520
MK Restaurants Group PCL	525,000	765,691
TOA Paint Thailand PCL	3,321,000	3,431,965
		7,454,592

Turkey (0.47%)
BIM Birlesik Magazalar AS	107,600	850,736

United Arab Emirates (1.28%)
Aramex PJSC	2,133,000	2,288,889

United States (2.56%)
Amazon.com, Inc.(a)	305	926,026

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Microsoft Corp.	3,800	$769,386
Starbucks Corp.	13,475	1,171,786
The Walt Disney Co.	14,150	1,715,687
		4,582,885

Vietnam (3.30%)
Saigon Beer Alcohol Beverage Corp.	64,520	513,039
Vietnam Dairy Products JSC	846,878	3,956,873
Vincom Retail JSC(a)	1,305,705	1,436,321
		5,906,233

TOTAL COMMON STOCKS
(Cost $147,415,613)		169,758,634

TOTAL INVESTMENTS (94.71%)
(Cost $147,415,613)		$169,758,634

Other Assets In Excess Of Liabilities (5.29%)		9,480,392

NET ASSETS (100.00%)		$179,239,026

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $1,809,985 representing 1.01% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of those securities was $1,809,985, representing 1.01% of net assets.
Sector Composition (October 31, 2020) (Unaudited)
Consumer	58.1%
Technology	18.6%
Financials	6.8%
Industrials	5.0%
Energy & Materials	4.1%
Health Care	2.1%
Cash, Cash Equivalents, & Other Net Assets	5.3%
Total	100%

Industry Composition (October 31, 2020) (Unaudited)
Food & Staples Retailing	11.5%
Beverages	10.6%
Internet & Direct Marketing Retail	8.2%
Food Products	6.8%
Textiles, Apparel & Luxury Goods	6.6%
Hotels, Restaurants & Leisure	6.5%
Semiconductors & Semiconductor Equipment	5.8%
Capital Markets	4.8%
IT Services	4.2%
Chemicals	3.7%
Technology Hardware, Storage & Peripherals	2.9%
Specialty Retail	2.9%
Personal Products	2.4%
Wireless Telecommunication Services	2.0%
Transportation Infrastructure	1.9%
Interactive Media & Services	1.6%
Household Products	1.5%
Air Freight & Logistics	1.3%
Banks	1.2%
Health Care Providers & Services	1.0%
Software	1.0%
Other Industries (each less than 1%)	6.5%
Cash and Other Assets, Less Liabilities	5.3%
Total	100%
See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	13

Rondure Overseas Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.65%)
Australia (5.07%)
ASX, Ltd.	2,000	$111,989
Cochlear, Ltd.	998	148,956
CSL, Ltd.	1,274	257,930
Domino’s Pizza Enterprises, Ltd.	2,548	151,763
REA Group, Ltd.	5,906	491,154
Sonic Healthcare, Ltd.	7,170	175,615
		1,337,407

Austria (1.05%)
Mayr Melnhof Karton AG	1,700	277,704

Belgium (1.23%)
Lotus Bakeries NV	45	176,082
Melexis NV	600	45,631
Warehouses De Pauw CVA	3,050	102,185
		323,898

Britain (14.31%)
Abcam PLC	17,200	328,136
B&M European Value Retail SA	32,987	207,024
Compass Group PLC	10,445	142,969
Diageo PLC	16,296	526,654
Diploma PLC	5,400	155,496
Greggs PLC(a)	4,800	80,165
Halma PLC	4,300	131,957
Intertek Group PLC	2,970	213,932
London Stock Exchange Group PLC	2,967	319,838
Rightmove PLC(a)	31,950	255,703
Softcat PLC	18,789	273,900
Spirax-Sarco Engineering PLC	939	137,276
Unilever NV	17,820	1,004,577
		3,777,627

Canada (4.87%)
Alimentation Couche-Tard, Inc., Class B	13,800	424,990
Canadian National Railway Co.	4,002	397,557
Dollarama, Inc.	5,640	194,223
	Shares	Value (Note 2)
Canada (continued)
Fortis, Inc.	6,800	$268,621
		1,285,391

Denmark (3.71%)
Coloplast A/S, Class B	2,377	347,620
Novo Nordisk A/S, Class B	5,400	344,334
Royal Unibrew A/S	2,942	286,872
		978,826

Finland (2.91%)
Kone Oyj, Class B	3,200	254,761
Olvi Oyj, Class A	9,805	512,478
		767,239

France (9.36%)
Air Liquide SA	2,617	382,704
Danone SA	862	47,811
Dassault Systemes SE	1,450	247,239
EssilorLuxottica SA(a)	738	91,112
Hermes International	330	307,262
L’Oreal SA	1,760	568,805
LVMH Moet Hennessy Louis Vuitton SE	766	359,060
Pernod Ricard SA	2,422	390,189
Sodexo SA	1,200	77,083
		2,471,265

Germany (6.28%)
adidas AG(a)	1,545	459,026
Beiersdorf AG	1,980	207,324
Carl Zeiss Meditec AG	1,395	180,247
Puma SE(a)	5,410	473,607
SAP SE	1,676	178,803
Symrise AG	1,280	157,837
		1,656,844

Hong Kong (2.00%)
Hong Kong Exchanges & Clearing, Ltd.	6,400	306,680
Vitasoy International Holdings, Ltd.	55,000	222,470
		529,150

Ireland (1.53%)
ICON PLC, ADR(a)	1,285	231,685

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Ireland (continued)
Kerry Group PLC, Class A	1,445	$172,969
		404,654

Italy (3.50%)
Davide Campari-Milano NV	20,416	213,374
DiaSorin SpA	865	189,892
Ferrari NV	2,924	521,616
		924,882

Japan (15.65%)
Asahi Intecc Co., Ltd.	5,500	170,435
Cosmos Pharmaceutical Corp.	700	118,888
Create SD Holdings Co., Ltd.	3,800	122,550
Japan Exchange Group, Inc.	4,400	107,418
Kobayashi Pharmaceutical Co., Ltd.	2,600	253,359
Kusuri no Aoki Holdings Co., Ltd.	1,600	127,722
Matsumotokiyoshi Holdings Co., Ltd.	4,100	151,357
MonotaRO Co., Ltd.	6,500	359,526
Nihon M&A Center, Inc.	7,900	463,901
Nintendo Co., Ltd.	50	27,034
Nippon Paint Holdings Co., Ltd.	1,900	171,152
OBIC Business Consultants Co., Ltd.	3,000	161,450
Oriental Land Co., Ltd.	3,000	419,934
Recruit Holdings Co., Ltd.	3,700	140,787
Secom Co., Ltd.	4,400	371,707
Seria Co., Ltd.	5,300	204,204
Sundrug Co., Ltd.	3,200	118,822
Tsuruha Holdings, Inc.	900	126,023
Unicharm Corp.	11,100	513,607
		4,129,876

Netherlands (4.09%)
Akzo Nobel NV	1,500	144,282
ASML Holding NV	1,003	362,887
Euronext NV(b)(c)	2,020	210,325
Heineken NV	2,520	223,064
Prosus NV	1,400	139,770
		1,080,328
	Shares	Value (Note 2)
New Zealand (1.60%)
Mainfreight, Ltd.	11,859	$422,857

Spain (0.21%)
Amadeus IT Group SA	1,160	55,269

Sweden (3.77%)
Assa Abloy AB, Class B	10,198	218,568
Axfood AB	23,982	557,418
Essity AB, Class B	4,051	117,249
Indutrade AB(a)	1,985	100,499
		993,734

Switzerland (9.70%)
Chocoladefabriken Lindt & Spruengli AG	86	681,848
Givaudan SA	33	134,572
Logitech International SA	600	50,515
Nestle SA	10,430	1,173,145
Partners Group Holding AG	258	232,279
Schindler Holding AG	556	142,916
Sika AG	590	145,143
		2,560,418

United States (8.81%)
Accenture PLC, Class A	2,622	568,738
BlackRock, Inc.	535	320,578
Estee Lauder Cos., Inc., Class A	1,315	288,853
Mastercard, Inc., Class A	1,913	552,168
MSCI, Inc.	375	131,190
Visa, Inc., Class A	2,545	462,452
		2,323,979

TOTAL COMMON STOCKS
(Cost $22,574,560)		26,301,348

TOTAL INVESTMENTS (99.65%)
(Cost $22,574,560)		$26,301,348

Other Assets In Excess Of Liabilities (0.35%)		92,155

NET ASSETS (100.00%)		$26,393,503

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	15

Rondure Overseas Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, these securities had a total aggregate market value of $210,325 representing 0.80% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2020, the aggregate market value of those securities was $210,325, representing 0.80% of net assets.

Sector Composition (October 31, 2020) (Unaudited)
Consumer	49.8%
Technology	14.6%
Industrials	12.8%
Health Care	9.1%
Financials	7.0%
Energy & Materials	5.4%
Utilities	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100%
Industry Composition (October 31, 2020) (Unaudited)
Food Products	9.4%
Personal Products	8.8%
Beverages	8.2%
IT Services	7.3%
Food & Staples Retailing	6.6%
Capital Markets	6.6%
Textiles, Apparel & Luxury Goods	6.4%
Chemicals	4.3%
Health Care Equipment & Supplies	3.9%
Hotels, Restaurants & Leisure	3.3%
Professional Services	3.1%
Interactive Media & Services	2.8%
Household Products	2.4%
Trading Companies & Distributors	2.3%
Multiline Retail	2.3%
Software	2.2%
Biotechnology	2.2%
Machinery	2.0%
Automobiles	2.0%
Air Freight & Logistics	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Road & Rail	1.5%
Commercial Services & Supplies	1.4%
Pharmaceuticals	1.3%
Containers & Packaging	1.1%
Electric Utilities	1.0%
Other Industries (each less than 1%)	4.1%
Cash and Other Assets, Less Liabilities	0.3%
Total	100%

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$169,758,634	$26,301,348
Foreign cash, at value (Cost $2 and $4, respectively)	2	4
Cash	646,189	167,604
Dividends and interest receivable	163,489	46,380
Receivable for investments sold	6,383,608	118,585
Receivable for fund shares subscribed	4,577,680	10,200
Receivable due from advisor	–	3,150
Prepaid and other assets	15,256	13,316
Total assets	181,544,858	26,660,587

LIABILITIES
Payable for investments purchased	1,762,092	158,827
Foreign capital gains tax	267,335	–
Payable for fund shares redeemed	44,684	49,876
Advisory fees payable	95,113	–
Administration fees payable	58,095	26,309
Custodian fees payable	21,891	6,635
Payable for professional fees	7,160	12,512
Payable for trustee fees and expenses	3,743	490
Payable for chief compliance officer fee	5,595	851
Payable for principal financial officer fees	2,547	361
Distribution and service fees payable - Investor Class	4,715	822
Payable for transfer agency fees	28,053	9,896
Accrued expenses and other liabilities	4,809	505
Total liabilities	2,305,832	267,084
NET ASSETS	$179,239,026	$26,393,503

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$164,592,774	$24,498,768
Total distributable earnings	14,646,252	1,894,735
NET ASSETS	$179,239,026	$26,393,503

INVESTMENTS, AT COST	$147,415,613	$22,574,560

PRICING OF SHARES
Institutional Class
Net Assets	$157,342,282	$22,782,461
Net Asset Value, offering and redemption price per share	$11.70	$11.91
Shares of beneficial interest outstanding	13,445,366	1,912,209
Investor Class
Net Assets	$21,896,744	$3,611,042
Net Asset Value, offering and redemption price per share	$11.66	$11.90
Shares of beneficial interest outstanding	1,878,511	303,449

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	17

Rondure Funds	Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$1,935,999	$160,755
Foreign taxes withheld	(208,126)	(17,445)
Other Income	(16)	(70)
Total investment income	1,727,857	143,240

EXPENSES
Investment advisor fees (Note 6)	675,054	78,740
Administrative fees	133,558	34,605
Distribution and service fees - Investor Class	26,293	3,814
Transfer agent fees	100,302	30,749
Professional fees	16,383	13,263
Printing fees	10,016	1,282
Registration fees	18,333	17,075
Custodian fees	91,858	22,949
Trustee fees and expenses	3,772	524
Chief compliance officer fees	16,248	2,334
Principal financial officer fees	7,035	986
Other expenses	8,426	1,907
Total expenses	1,107,278	208,228
Less fees waived/reimbursed by investment advisor (Note 6)	(206,224)	(108,609)
Total net expenses	901,054	99,619
NET INVESTMENT INCOME	826,803	43,621

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,070,052	64,809
Net realized gain/(loss) on foreign currency transactions	(7,573)	4,079
Net realized gain	1,062,479	68,888
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $267,335 and $0, respectively)	22,675,342	2,636,279
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(2,720)	(2,439)
Net change in unrealized appreciation	22,672,622	2,633,840
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	23,735,101	2,702,728
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,561,904	$2,746,349

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$826,803	$1,090,746
Net realized gain/(loss)	1,062,479	(1,261,862)
Net change in unrealized appreciation/(depreciation)	22,672,622	(11,235,316)
Net increase/(decrease) in net assets resulting from operations	24,561,904	(11,406,432)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(1,036,130)
Investor Class	–	(138,384)
Net decrease in net assets from distributions	–	(1,174,514)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	22,991,562	33,531,344
Distributions reinvested	–	1,015,211
Cost of shares redeemed	(5,611,815)	(15,803,966)
Redemption fees	2,221	15,734
Net increase from capital shares transactions	17,381,968	18,758,323
Investor Class
Proceeds from sales of shares	2,298,576	6,220,152
Distributions reinvested	–	138,268
Cost of shares redeemed	(2,070,457)	(6,865,062)
Redemption fees	348	1,211
Net increase/(decrease) from capital shares transactions	228,467	(505,431)
Net increase in net assets	42,172,339	5,671,946

NET ASSETS
Beginning of period	137,066,687	131,394,741
End of period	$179,239,026	$137,066,687

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,995,065	3,149,600
Issued to shareholders in reinvestment of distributions	–	88,820
Redeemed	(505,954)	(1,543,323)
Net increase in share transactions	1,489,111	1,695,097
Investor Class
Issued	205,670	579,043
Issued to shareholders in reinvestment of distributions	–	12,118
Redeemed	(183,917)	(644,762)
Net increase/(decrease) in share transactions	21,753	(53,601)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	19

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$43,621	$185,418
Net realized gain/(loss)	68,888	(1,238,043)
Net change in unrealized appreciation/(depreciation)	2,633,840	(141,360)
Net increase/(decrease) in net assets resulting from operations	2,746,349	(1,193,985)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(181,265)
Investor Class	–	(29,412)
Net decrease in net assets from distributions	–	(210,677)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	4,673,761	2,445,201
Distributions reinvested	–	175,567
Cost of shares redeemed	(1,028,297)	(3,488,107)
Redemption fees	–	26
Net increase/(decrease) from capital shares transactions	3,645,464	(867,313)
Investor Class
Proceeds from sales of shares	1,122,408	578,474
Distributions reinvested	–	29,251
Cost of shares redeemed	(504,920)	(1,720,062)
Redemption fees	34	1,376
Net increase/(decrease) from capital shares transactions	617,522	(1,110,961)
Net increase/(decrease) in net assets	7,009,335	(3,382,936)

NET ASSETS
Beginning of period	19,384,168	22,767,104
End of period	$26,393,503	$19,384,168

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	385,421	233,288
Issued to shareholders in reinvestment of distributions	–	14,841
Redeemed	(94,373)	(323,690)
Net increase/(decrease) in share transactions	291,048	(75,561)
Investor Class
Issued	92,258	54,253
Issued to shareholders in reinvestment of distributions	–	2,470
Redeemed	(42,862)	(155,568)
Net increase/(decrease) in share transactions	49,396	(98,845)

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$9.93		$10.80	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06		0.09	0.09	0.05
Net realized and unrealized gain/(loss) on investments	1.71		(0.87)	(0.45)	1.23
Total income/(loss) from investment operations	1.77		(0.78)	(0.36)	1.28

DISTRIBUTIONS
From net investment income	–		(0.09)	(0.09)	(0.03)
From net realized gain on investments	–		–	–	(0.00	)(b)
Total distributions	–		(0.09)	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.77		(0.87)	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$11.70		$9.93	$10.80	$11.25

TOTAL RETURN	17.82	%(c)	(7.31)%	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$157,342		$118,685	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.43%	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Net investment income	1.07	%(d)	0.83%	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	15	%(c)	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	21

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90		$10.78	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.05		0.06	0.07	0.03
Net realized and unrealized gain/(loss) on investments	1.71		(0.87)	(0.46)	1.22
Total income/(loss) from investment operations	1.76		(0.81)	(0.39)	1.25

DISTRIBUTIONS
From net investment income	–		(0.07)	(0.07)	(0.01)
From net realized gain on investments	–		–	–	(0.00	)(b)
Total distributions	–		(0.07)	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.76		(0.88)	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$11.66		$9.90	$10.78	$11.24

TOTAL RETURN	17.78	%(c)	(7.56)%	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$21,897		$18,382	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.65	%(d)	1.72%	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35%	1.35	%(d)
Net investment income	0.83	%(d)	0.59%	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	15	%(c)	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods or Years Presented

Institutional Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.34		$11.11	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03		0.10	0.10	0.10
Net realized and unrealized gain/(loss) on investments	1.54		(0.76)	(0.31)	1.48
Total income/(loss) from investment operations	1.57		(0.66)	(0.21)	1.58

DISTRIBUTIONS
From net investment income	–		(0.11)	(0.11)	(0.04)
From net realized gain on investments	–		–	(0.03)	(0.08)
Total distributions	–		(0.11)	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.57		(0.77)	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$11.91		$10.34	$11.11	$11.46

TOTAL RETURN	15.18	%(c)	(6.06)%	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$22,782		$16,758	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.81	%(d)	1.73%	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85	%(d)	0.85%	0.85%	0.85	%(d)
Net investment income	0.42	%(d)	0.89%	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	16	%(c)	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	23

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods or Years Presented

Investor Class	For the Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.34		$11.12	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.07	0.08	0.09
Net realized and unrealized gain/(loss) on investments	1.55		(0.76)	(0.32)	1.46
Total income/(loss) from investment operations	1.56		(0.69)	(0.24)	1.55

DISTRIBUTIONS
From net investment income	–		(0.09)	(0.09)	–
From net realized gain on investments	–		–	(0.03)	(0.08)
Total distributions	–		(0.09)	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	1.56		(0.78)	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$11.90		$10.34	$11.12	$11.48

TOTAL RETURN	15.09	%(c)	(6.28)%	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,611		$2,626	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.12	%(d)	2.06%	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Net investment income	0.17	%(d)	0.61%	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	16	%(c)	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

24	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2020, the Trust consists of multiple separate Portfolios or series. This semi-annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | October 31, 2020	25

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2020:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks
China	$10,187,319	$31,857,330	$–	$42,044,649
Greece	–	920,057	–	920,057
Hong Kong	–	6,906,345	–	6,906,345
India	–	26,539,877	–	26,539,877
Indonesia	–	6,667,072	–	6,667,072
Kenya	–	3,508,273	–	3,508,273
Malaysia	–	5,329,020	–	5,329,020
Netherlands	–	870,068	–	870,068
Pakistan	–	183,090	–	183,090
Philippines	3,849,331	4,586,380	–	8,435,711
Poland	–	1,066,601	–	1,066,601
Russia	–	2,853,723	–	2,853,723
South Africa	4,368,245	349,608	–	4,717,853
South Korea	–	7,422,176	–	7,422,176
Sri Lanka	–	1,382,339	–	1,382,339
Taiwan	–	17,466,834	–	17,466,834
Thailand	–	7,454,592	–	7,454,592
Turkey	–	850,736	–	850,736
United Arab Emirates	–	2,288,889	–	2,288,889
Vietnam	–	5,906,233	–	5,906,233
Other*	16,944,496	–	–	16,944,496
Total	$35,349,391	$134,409,243	$–	$169,758,634

26	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks
Australia	$–	$1,337,407	$–	$1,337,407
Austria	–	277,704	–	277,704
Belgium	45,631	278,267	–	323,898
Britain	–	3,777,627	–	3,777,627
Denmark	–	978,826	–	978,826
Finland	–	767,239	–	767,239
France	–	2,471,265	–	2,471,265
Germany	–	1,656,844	–	1,656,844
Hong Kong	–	529,150	–	529,150
Ireland	231,685	172,969	–	404,654
Italy	–	924,882	–	924,882
Japan	–	4,129,876	–	4,129,876
Netherlands	–	1,080,328	–	1,080,328
New Zealand	–	422,857	–	422,857
Spain	–	55,269	–	55,269
Sweden	–	993,734	–	993,734
Switzerland	50,515	2,509,903	–	2,560,418
Other*	3,609,370	–	–	3,609,370
Total	$3,937,201	$22,364,147	$–	$26,301,348

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2020, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2020, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$646,189
Rondure Overseas Fund	166,777

Semi-Annual Report | October 31, 2020	27

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

As of October 31, 2020, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$2
Rondure Overseas Fund	3

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

28	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3.  TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$31,976,645	$(9,795,709)	$22,180,936	$147,577,698
Rondure Overseas Fund	4,320,512	(626,321)	3,694,191	22,607,157

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,174,514	$–
Rondure Overseas Fund	210,677	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$31,436,564	$22,735,205
Rondure Overseas Fund	7,981,371	3,593,757

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Semi-Annual Report | October 31, 2020	29

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2020, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Rondure New World Fund		September 1, 2020-August 31, 2021/September 1, 2019-August 31, 2020
Institutional Class	1.10%
Investor Class	1.35%
Rondure Overseas Fund		September 1, 2020-August 31, 2021/September 1, 2019-August 31, 2020
Institutional Class	0.85%
Investor Class	1.10%

Pursuant to these agreements, the Advisor may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Funds to the Advisor will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Advisor for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

For the six months ended October 31, 2020, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund Fund
Institutional Class	$174,350
Investor Class	31,874
Rondure Overseas Fund Fund
Institutional Class	$92,987
Investor Class	15,622

Fund	Expires 2021	Expires 2022	Expires 2023	Expires 2024	Total
Rondure New World Fund
Institutional Class	$174,716	$357,945	$385,756	$174,350	$1,092,767
Investor Class	49,242	90,396	73,814	31,874	245,326
Rondure Overseas Fund
Institutional Class	$71,441	$165,269	$162,555	$92,987	$492,252
Investor Class	21,961	42,849	33,740	15,622	114,172

30	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six motnhs ended October 31, 2020 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | October 31, 2020	31

Rondure Funds	Additional Information

October 31, 2020 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2020 (Unaudited)

Rondure Funds

On September 15, 2020, the Trustees via electronic means (videoconference)(a) to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Rondure New World Fund and the Rondure Overseas Fund (collectively, the “Rondure Funds”) and Rondure Global Advisors, LLC (“Rondure”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Rondure, on behalf of the Rondure Funds, the Trustees, including the Independent Trustees, considered the following factors with respect to the Rondure Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Rondure Funds, to Rondure, of 0.85% for the Rondure New World Fund and 0.70% for the Rondure Overseas Fund, in light of the extent and quality of the advisory services provided by Rondure to each of the Rondure Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Rondure Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of the Rondure New World Fund was lower than the Data Provider peer group median, and both classes of the Rondure Overseas Fund was significantly lower than the Data Provider peer group medians.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of the Institutional Class and the Investor Class of the Rondure New World Fund were equal to and lower than the Data Provider peer group median, respectively, and the total net expense ratio of both classes of the Rondure Overseas Fund was significantly lower than the Data Provider peer group medians.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Rondure Funds under the Rondure Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Rondure in its presentation, including its Form ADV.

The Trustees reviewed and considered Rondure’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Rondure and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Rondure, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Rondure Funds.

The Trustees considered the background and experience of Rondure’s management in connection with the Rondure Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Rondure Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Rondure’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Investor Class and Institutional Class shares of the Rondure Funds for the 3-month, 1-year, 3-year, and since inception periods ended June 30, 2020. That review included a comparison of each Rondure Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both classes of the Rondure New World Fund outperformed the Data Provider peer group median for the 1-year and 3-year periods and underperformed the Data Provider peer group median for the 3-month and since inception periods, and that the Institutional Class of the Rondure Overseas Fund underperformed the Data Provider peer group median for the 1-year, 3-year, and since inception periods, and significantly underperformed the Data Provider peer group median for the 3-month period, and that the Investor Class of the Rondure Overseas Fund significantly underperformed the Data Provider peer group median for each time period. The Trustees also considered Rondure’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Rondure regarding fees charged to its other clients utilizing a strategy similar to that employed by the Rondure Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Rondure based on the fees payable under the Rondure Investment Advisory Agreement with respect to the Rondure Funds. The Trustees considered the profits, if any, realized by Rondure in connection with the operation of the Rondure Funds.

Semi-Annual Report | October 31, 2020	33

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2020 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Rondure Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Rondure from its relationship with the Rondure Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the total net expense ratios of both classes of each of the Rondure Funds was equal to, lower than, or significantly lower than the Data Provider peer group medians;

●	the nature, extent, and quality of services rendered by Rondure under the Rondure Investment Advisory Agreement with respect to each Rondure Fund were adequate;

●	for the period ended June 30, 2020, both classes of the Rondure New World Fund outperformed the Data Provider peer group median for the 1-year and 3-year periods and underperformed the Data Provider peer group median for the 3-month and since inception periods, and that both classes of the Rondure Overseas Fund underperformed or significantly underperformed the Data Provider peer group median for each time period;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Rondure’s other clients employing a comparable strategy to any of the Rondure Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Rondure Funds;

●	the profit, if any, realized by Rondure in connection with the operation of any of the Rondure Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Rondure in connection with its relationship with any of the Rondure Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Rondure’s compensation for investment advisory services is consistent with the best interests of each of the Rondure Funds and their shareholders.

(a)	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

34	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

October 31, 2020 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2020	35

Rondure Funds	Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

36	1.855.775.3337 | www.rondureglobal.com

Contact Us
Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS®

SEMI-ANNUAL REPORT

October 31, 2020

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	5
Seafarer Overseas Value Fund	10
Disclosure of Fund Expenses	16
Portfolio of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	38
Additional Information	47
Privacy Policy	48

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at seafarerfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your Seafarer Funds account at seafarerfunds.com and enrolling in electronic delivery.

You may elect to receive future shareholder reports in paper format free of charge by contacting your financial intermediary or, if you invest directly with the Funds, by calling (855) 732-9220.

Seafarer Funds	Letter to Shareholders

October 31, 2020

LETTER TO SHAREHOLDERS

November 15, 2020

Dear Fellow Shareholders,

It is my pleasure to address you, our clients and shareholders of the Seafarer Funds, as this most unusual year comes to an end. Having communicated with some of you in my role as Co-Portfolio Manager of the Seafarer Overseas Growth and Income Fund, I am honored to be able to share some insights on how Seafarer Capital Partners (“Seafarer,” the adviser to the Funds) is working remotely, and to offer you my thoughts on the current risks and opportunities in the emerging markets. For those of you who do not know me, I joined Seafarer in 2011 after three years of investment banking in the emerging markets followed by eight years of investing in the U.S. high yield bond market.

This semi-annual report covers the first half of the Funds’ 2020-2021 fiscal year (May 1, 2020 to October 31, 2020).

2020 and Update on Seafarer Capital Partners

2020 has been the most extraordinary year of my 20+ year career in financial markets, not just in terms of the public health crisis, but notably for the ways in which companies across the emerging markets have adapted to the challenges, rapidly digitalizing their businesses and recalibrating their future growth prospects.

This year has presented Seafarer with many challenges but working remotely has not been one of them. California’s wildfires and related power outages over the last couple of years spurred us to ensure that Seafarer personnel can effectively and efficiently work from home. Portable backup power banks, mobile hotspots and optional temporary office spaces are some of the business continuity arrangements Seafarer has set up to minimize disruptions to remote work. The investment team remains focused on our core task of in-depth bottom-up company research and security selection. Despite the unusual circumstances of 2020, our research process has stayed very much the same: we have the same weekly schedule (two investment team meetings), and we have the same collaborative process where ideas are presented to and debated by the entire investment team before a new security enters a portfolio. If anything, I have more time to conduct research as I am not on long-haul flights or sitting in choking emerging market traffic for dozens of hours each quarter.

A bright spot of our remote working arrangements is that access to management teams has been easier than anticipated, albeit virtual rather than physical. Companies around the globe have been willing to hold video conferences with our investment team, answering the same questions that would typically be addressed in on-site meetings. Nothing can take the place of on-site research and interaction in order to truly understand the culture and strategy of a company, or the motivations of a management team. However, the effectiveness of video conferencing has allowed our team to stay in close contact with our portfolio holdings as well as conduct in-depth research on prospective investments. As long-term emerging market investors, we are excited to get back to our markets when the borders are open and it is safe to travel. To be clear, we don’t know when travel for our investment team will resume or what the process will look like when it does. Still, I remain eager to again visit these markets that hold so much opportunity.

Heightened Risks in the Emerging Markets Emanating from China

While my confidence in the long-term benefits of investing in the emerging markets remains intact, there are many risks that warrant close monitoring. Two risks of particular concern for me are China’s indebted residential property developers and troubled banking sector. I will discuss each of these risks below.

In June, I published an update to a market commentary entitled China’s Indebted Residential Property Development Sector.1 In that commentary, I highlighted that a large percentage of China’s national budget is tied to the sale of state-owned land-use rights to the highly-indebted residential property developers. The International Monetary Fund projects government revenues from the sale of land-use

Semi-annual Report – October 31, 2020	1

Seafarer Funds	Letter to Shareholders

October 31, 2020

rights to decrease in the coming years – a growing concern for the nation’s finances.2 Another problem for this sector, in my view, is growing cross-currency risk: China’s residential property developers are expanding U.S. dollar-denominated debts at an alarming rate. With nearly all of property developers’ revenues and costs denominated in renminbi (RMB), this cross-currency liability represents a significant financial risk for these companies.3 Elevated yields for dollar-denominated bonds issued by several of the largest Chinese property developers offer a clear warning signal about these issuers’ financial health. Government funding shortfalls and defaults in the property sector could lead to systemic consequences for China – and the broader emerging markets. I will be closely monitoring the events that transpire in this vital sector of the Chinese economy.

The second risk that looms large in my opinion is the troubled banking sector in China. Chinese banks of all sizes remain under pressure to clean up their balance sheets, write off bad loans and raise capital, but this is hard to do when the government continues to use banks as tools to buttress economic growth. The country’s debt load remains concentrated on the balance sheets of banks, both large and small, a clear indication they are both beholden to and supported by the state. While concerted efforts and real progress have been made in developing China’s capital markets, as evidenced by the successful Stock Connect and Bond Connect programs, the banks remain a key provider of credit to China’s economy.4 This is where moral hazard creeps in: Chinese banks have grown accustomed to making risky loans, sometimes at the behest of the state, on the assumption that the government will bail them out if enough of these loans go bad.5 Beijing continues to demonstrate its capacity and willingness to intervene in order to prevent bank collapse, as shown by several recent bank bailouts, one of which is the May 2020 bailout of the Bank of Gansu. Gansu’s bailout is particularly concerning, as an already financially stretched state-backed entity was forced to raise its stake. As this stake is part of the bank’s capital, and the new equity holder is struggling with liquidity issues of its own, Gansu’s solvency issues hardly seem resolved. China’s dependence on – and support for – distressed banks for credit and growth may yet backfire if too many of them continue to operate in a speculative and unsustainable manner.

With these heightened risks in China adding to a great deal of uncertainty about the health of the global economy, our bottom-up fundamental investment process focused on security selection becomes even more important. It is through that process that we continue to find investment opportunities in the emerging markets amidst rapidly evolving risks and challenges.

Evolving Opportunities in the Emerging Markets

Disruptions caused by COVID-19 are forcing companies to reinvent their business models, alter workforce dynamics and change the way technology is used. COVID-19 has accelerated digitalization in most industries across the globe, notably in healthcare, education and payments. The healthcare industry has seen a boom in online medical consultation as well as related healthcare e-commerce. The education industry has seen intensifying competition and margin pressure as they address the many digitalization needs that have been pulled forward. And the payments industry is entering a new era of financial services where transactions and the many associated services are digitalizing before our eyes. I believe that these changes in the consumption of technology are likely to be permanent, anchored by the accelerated adoption of cloud-based services in both the public and private sectors. All of this creates investment opportunities in the developing world for the dedicated long-term investor: the pandemic has transformed the way industries function, cementing new digital and virtual processes with which we had only previously experimented.

Another opportunity I see is the continued formation of capital markets in the developing world. As mentioned above, China has acted decisively to broaden and deepen its capital markets in order to promote stable economic development. The speed and magnitude of China’s bond market boom over the last several years underscores these efforts.6 I think it is noteworthy that China’s bond markets have functioned well this year, maturing bonds continue to be refinanced – many with the much-needed longer tenors – and more issuers are accessing this market.7 Furthermore, the Chinese bond market may see more interest from the international investor with the recent announcement that foreigners will be allowed to access foreign exchange derivatives products, an essential aspect of bond market investing.8

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

October 31, 2020

Equity market development continues at a robust pace in China, with over 300 initial public offerings (IPOs) in Shanghai and Shenzhen this year representing close to 600 billion U.S. dollar (USD) equivalent in IPO listing proceeds.9 More listed companies mean a larger investment universe, and while valuations in the A-share market are inflated to put it mildly, we continue to scour this market for opportunities.10 China now has a vast universe of listed companies, so despite elevated valuations in many sectors, opportunities do exist, and we continue to add Chinese portfolio holdings, focusing on those with attractive valuations and compelling growth prospects.

China continues to open its capital markets to the world, but it must be highlighted that this is being done very much on its own terms. While I was drafting this letter, the Ant Financial IPO was suspended in both Hong Kong and Shanghai amid unexpected material regulatory changes. While China has made a great deal of progress in developing its capital markets, the suspension of what was to be the largest ever IPO just days before pricing is a damaging setback. To me, this event demonstrates that regulation in the country is not objective or rules-based. It also suggests that the Chinese regulators might not let Ant Financial or any other financial technology start up disintermediate the traditional state-controlled banking system that remains so essential to China achieving its economic goals. I believe this unprecedented move raises questions about the future of regulation in China’s financial sector, the reach of the Xi Jinping administration in the economy, and the future of capital markets in China.11 The emerging markets are rife with governments that hastily implement ill-conceived rules and regulations. Our job is to find companies that can thrive despite these difficult environments. Events like the Ant IPO suspension are frustrating but nevertheless inspire us to search harder for durable investment opportunities in these complicated markets.

While China dominates our investment universe, and we spend a great deal of our time looking for investment opportunities there, emerging markets elsewhere continue to provide fertile hunting ground. Brazil is one such country: it is home to a select group of well-run companies that have distinguished themselves over time through continued revenue and earnings growth as well as the fair treatment of minority shareholders. The recent depreciation of the Brazilian real (BRL), down 29.9% year-to-date as of October 31, makes these opportunities even more compelling from a valuation perspective when considered in USD terms.12 While China constitutes close to 42% of the MSCI Emerging Markets Index and at least that amount of the investment team’s time, other emerging markets continue to merit investigation and capital allocation.13 There are more than 4,000 listed companies located outside of China that together have a combined market capitalization of 11.9 trillion USD-equivalent.14 15 16 We continue to find opportunities outside of China in a variety of sectors, including information technology, consumer discretionary, health care and financials.

To conclude, I am proud of how our team has met the challenges of 2020, adjusting to remote work with the benefit of our advanced business continuity preparedness and staying connected with each other through regular video conferences. Seafarer’s investment team continues to manage our portfolios with the same process and philosophy that have been in place since the establishment of the firm nine years ago. With the promise of a vaccine on the horizon and a return to “normalcy” one step closer, it will be wonderful to again travel to our markets and meet with management teams in person. Progress and change in the developing world have happened at an impressive pace this year, and our investment team remains dedicated to discovering new investment opportunities across the globe.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Kate Jaquet

Co-Portfolio Manager

Seafarer Capital Partners, LLC

Semi-annual Report – October 31, 2020	3

Seafarer Funds	Letter to Shareholders

October 31, 2020

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of October 31, 2020, the Seafarer Funds did not own shares in Bank of Gansu Co., Ltd or Ant Group.

[1]	www.seafarerfunds.com/commentary/china-residential-property-development-sector
[2]	People’s Republic of China: 2019 Article IV Consultation (www.imf.org/en/Publications/CR/Issues/2019/08/08/Peoples-Republic-of-China-2019-Article-IV-Consultation-Press-Release-Staff-Report-Staff-48576), International Monetary Fund, 9 August 2019.
[3]	The renminbi (RMB) is the official currency of the People’s Republic of China.
[4]	The Stock Connect program consists of trading links that allow offshore, non-domestic-Chinese investors and entities to invest in Chinese A-shares listed on the Shanghai and Shenzhen Exchanges. The Stock Connect also allows Mainland China investors to purchase certain Hong Kong-listed stocks via accounts with the Shanghai and Shenzhen Exchanges. The Bond Connect program is a trading link that allows certain investors from Mainland China and overseas to trade in each other's bond markets through a special mechanism that was designed and implemented by the Hong Kong Stock Exchange. Currently, only Northbound trading is allowed, meaning that foreign investors are able to buy and sell Chinese bonds. Chinese investors are not yet able to trade Hong Kong and overseas bonds, known as Southbound trading.
[5]	Moral hazard is a situation where one party to a transaction has a financial incentive to incur extra risk because that party knows (or reasonably guesses) that its counterparty will incur the costs or burdens of such extra risks.
[6]	www.seafarerfunds.com/commentary/the-evolution-of-chinas-bond-market
[7]	Tenor is the length of time until a loan or a bond is due. For example, a loan is taken out with a two year tenor. After one year passes, the tenor of the loan is one year.
[8]	A derivative is a contract whose value is based on the performance of an underlying financial asset, index, or other investment.
[9]	An initial public offering (IPO) is the process of offering shares of a private company to the public in a new stock issuance. Public share issuance allows a company to raise capital from public investors.
[10]	Chinese A-Shares are a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzhen), and denominated in renminbi, China’s currency.
[11]	Jing Yang and Lingling Wei, “China’s President Xi Jinping Personally Scuttled Jack Ma’s Ant IPO” (www.wsj.com/articles/china-president-xi-jinping-halted-jack-ma-ant-ipo-11605203556), The Wall Street Journal, 12 November 2020.
[12]	The Brazilian real (BRL) is the official currency of Brazil.
[13]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: MXEF. It is not possible to invest directly in an index.
[14]	This value excludes listed equities with market capitalizations below $250 million. Seafarer rarely considers equities below this threshold.
[15]	Market capitalization is the value of a corporation as determined by the market price of its issued and outstanding common stock.
[16]	Source: Bloomberg. Data as of 31 October 2020.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2020

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

November 15, 2020

This report addresses the first half of the 2020-2021 fiscal year (May 1, 2020 to October 31, 2020) for the Seafarer Overseas Growth and Income Fund (“Growth and Income Fund”).

During the semi-annual period, the Fund returned 20.26%, while the Fund’s benchmark indices, the MSCI Emerging Markets Total Return USD Index and the Morningstar Emerging Markets Net Return USD Index, returned 21.22% and 21.43%, respectively.1 By way of broader comparison, the S&P 500 Index gained 13.29%.

The Fund began the fiscal year with a net asset value (NAV) of $10.36 per share. In June, the Fund paid a semi-annual distribution of $0.072 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception, to $3.065.2 The Fund finished the semi-annual period with a value of $12.38 per share.3

* * *

Stock markets around the world surged in this semi-annual period, rebounding from the lows experienced in March after the global onset of the novel coronavirus. The movement in stock prices in the emerging markets was astonishingly rapid, but relatively narrow: during the semi-annual period, 90% of the gains in the MSCI Emerging Markets Index stemmed from only four countries. The gains were heavily concentrated in Chinese shares – which accounted for 54% of the gain, despite averaging only a 41% weight within the index during the period – while Taiwan, South Korea and India collectively made up an additional 36% of the gains. The remaining countries either made small contributions, were listless, or produced a small drag on returns. Gains in China, Taiwan, and South Korea were dominated by internet companies, software companies, and semiconductor manufacturers: these three industries, located in those three East Asian countries, account for a little over of a quarter of the MSCI benchmark, but drove 57% of the returns.

Against this concentrated market backdrop, the sources of the Growth and Income Fund’s contributions to performance were more diversified. South Korea was the single largest source of return, followed by China; thereafter, the Fund saw notable gains in its holdings in Taiwan, Singapore, India, Vietnam, Eastern Europe, and the UAE. We were pleased that the Fund’s portfolio does not seem to be driven by the same, small handful of technology-oriented stocks that dominate the index, or comprise many other investment portfolios.

The Growth and Income Fund’s performance, nearly matching that of the benchmark indices, cannot be definitively attributed to a particular cause. However, I suspect that the primary impetus for the Fund’s gains was the strong underlying fundamental performance of its holdings: according to consensus earnings estimates, the portfolio’s constituents remain on track to generate modest earnings growth for 2020, even as the profits of the MSCI Emerging Market Index’s constituents are expected to contract 13% in aggregate this year.4 Consensus estimates for the Fund’s holdings suggest that the portfolio will see 9% growth in earnings, but this includes a single company (First Pacific, a conglomerate based in Hong Kong) that is progressing from losses last year (which depressed the basis of comparison in 2019) to anticipated profits this year. The resulting “swing” in the portfolio’s aggregate earnings exaggerates the underlying rate of growth; yet we believe it is reasonable to expect that the portfolio might produce 1% to 2% growth once this effect is removed. While this rate of growth is relatively anemic in absolute, it stands out in a year when the broader market is undergoing a material contraction.

Given the Fund’s outsized exposure to South Korean stocks during this period, it is no surprise that several of the top individual contributors to total return are based in Korea. Four long-held and large Korean stocks rose substantially: Samsung SDI (a globally competitive company in battery technologies); Hyundai Mobis (a manufacturer of auto parts and systems); Naver (Korea’s dominant search engine and e-commerce company); and Samsung Electronics (a semiconductor company). Two other top contributors to Fund performance include Alibaba, China’s largest e-commerce company, and

Semi-annual Report – October 31, 2020	5

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2020

Infosys, a leading information technology company. Notably, the Fund substantially reduced its holdings in Alibaba and Naver during the semi-annual period.

The top detractors to total return for this period include two recent additions to the Fund: Ambev SA, one of the largest brewers in South America, and Itaú Unibanco, the largest privately-owned bank in Brazil.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster and Paul Espinosa

Portfolio Managers, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 20.15% during the semi-annual period.
[2]	The Fund’s inception date is February 15, 2012.
[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $10.31 per share; it paid a semi-annual distribution of $0.070 per share in June; and it finished the semi-annual period with a value of $12.31 per share.
[4]	Source: J.P. Morgan, “Emerging Markets Equity Strategy Steering Board,” 01 October 2020.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2020

Total Returns

As of October 31, 2020	6 Month	1 Year	3 Year	5 Year	7 Year	Since Inception Annualized(1)	Gross Expense Ratio(2)
Investor Class (SFGIX)	20.15%	5.64%	2.10%	5.84%	4.01%	5.54%	1.03%
Institutional Class (SIGIX)	20.26%	5.77%	2.25%	5.97%	4.15%	5.67%	0.93%
MSCI Emerging Markets Total Return USD Index(3)	21.22%	8.62%	2.32%	8.31%	3.72%	3.35%
Morningstar Emerging Markets Net Return USD Index(4)	21.43%	7.32%	2.31%	7.76%	3.62%	3.33%

All performance is measured in U.S. dollar terms. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2020. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2021.
[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2020	7

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2020

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2020

Portfolio Composition by Region	% Net Assets
East & South Asia	71.7%
Emerging Europe	4.8%
Latin America	8.1%
Middle East & Africa	6.9%
Other	2.0%
Cash & Other Assets, Less Liabilities	6.5%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	7.0%
Consumer Discretionary	13.8%
Consumer Staples	10.4%
Energy	1.9%
Financials	14.0%
Health Care	7.5%
Industrials	5.5%
Information Technology	27.9%
Materials	3.0%
Utilities	2.5%
Cash & Other Assets, Less Liabilities	6.5%
Total	100.0%

Top 10 Holdings	% Net Assets
Samsung Electronics Co., Ltd.	6.2%
Samsung SDI Co., Ltd.	4.6%
Venture Corp., Ltd.	4.4%
Hyundai Mobis Co., Ltd.	4.2%
China Literature, Ltd.	3.9%
Shenzhou International Group Holdings, Ltd.	3.5%
Richter Gedeon Nyrt	3.4%
Ping An Insurance Group Co. of China, Ltd.	3.2%
Rohm Co., Ltd.	3.1%
Infosys, Ltd.	3.0%
Total	39.5%

Total Number of Holdings	44

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2020	9

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

November 12, 2020

This report addresses the first half of the 2020-2021 fiscal year (May 1, 2020 to October 31, 2020) for the Seafarer Overseas Value Fund (“Value Fund”).

During the semi-annual period, the Fund returned 9.70%, while the Fund’s benchmark indices, the MSCI Emerging Markets Total Return USD Index and the Morningstar Emerging Markets Net Return USD Index, returned 21.22% and 21.43%, respectively.1 By way of broader comparison, the S&P 500 Index gained 13.29%.

The Fund began the fiscal year with a net asset value (NAV) of $9.48 per share. The Fund paid no distributions during the first half of the fiscal year, and it finished the period with a value of $10.40 per share.2

* * *

During this semi-annual period, the Value Fund’s NAV recovered in absolute terms from the market drawdown in the first quarter of 2020. Nevertheless, the sequential performance improvement pales in comparison to that of the benchmark indices. It would be easy to hide behind sweeping statements, such as “value investing is out of favor,” to explain the Fund’s relative performance. However, I am stating in writing that the underlying dynamic of investment return generation through the recognition of attractive valuation is alive and well even within the current growth-oriented market context.

Two examples of value-discovery during the semi-annual period include Amvig Holdings (Structural Shift source of value; Seafarer’s seven sources of value,3 hereafter referenced using parenthesized italics, are defined in Figure 1), a Chinese tobacco packaging manufacturer, and Wilmar International (Asset Productivity and Breakup Value), a Singapore-based edible oils and consumer company. Presumably driven by the low valuation Hong Kong-listed Amvig Holdings shares ascribed to the company’s cash flow, a Chinese private equity fund announced a tender offer for the publicly-listed shares of the company at a 51% premium to the last traded price prior to the announcement. Similarly, the share price of Wilmar International increased significantly in anticipation of the mid-October initial public offering (IPO) of its Chinese subsidiary.4 Both cases represent instances of long-unrecognized value by public market participants being recognized by other types of investors: a private equity fund in the case of Amvig Holdings, and Chinese A-share market participants in the case of Wilmar International.5

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

While there is value recognition at the individual stock level, it has proven very difficult to capture it at the strategy level as the stocks propelling the benchmark performance are a narrow set of large capitalization companies operating in the technology industry. Indeed, the Fund’s largest contributor to total return during the semi-annual period is a stock that fits this description: Samsung SDI (Breakup Value), a South Korean battery manufacturer.

For the remaining Fund holdings, one could argue that the pandemic took over from value discovery as the driver of stock prices. An illustrative case is that of another top contributor to performance during the period: First Pacific (Breakup Value), a consumer and infrastructure conglomerate operating in South East Asia. The company ranked among the Fund’s poorest performers during the first few months of 2020, as the market attempted to price the impact of the pandemic. By the end of the semi-annual period, however, once First Pacific disclosed how operations fared to date, its stock price propelled upward.

The same cannot be said of other Fund holdings that depend on their customers’ ability to travel. Two notable detractors to performance during the semi-annual period include Melco International Development (Breakup Value and Asset Productivity), a casino owner and operator in Macau, and Shangri-La (Breakup Value and Asset Productivity), a hotel owner and operator in Asia. Revenue generation at these two companies is severely impacted, and revenue recovery has low visibility. Countervailing considerations related to balance sheet strength and valuation seemed of little concern to the market during the period.

Two additions to the Value Fund during the third quarter of 2020 – Ambev (Structural Shift and Asset Productivity), a Brazil-based Latin American brewer that also operates in Canada, and Itaú Unibanco (Asset Productivity and Breakup Value), the largest privately-owned bank in Brazil – also rank among the top detractors during this period. It is no surprise that Brazil’s woes, as reflected in the approximately 46% devaluation of the currency since early 2017, have provided unusually low valuations for stocks that have historically traded at a premium valuation.6 A more detailed discussion of these two Brazil holdings is available in the Fund’s third quarter 2020 portfolio review.7

Semi-annual Report – October 31, 2020	11

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

In summary, while the overall performance of the Value Fund relative to the benchmarks in the semi- annual period is disappointing, I would not conclude that either the strategy itself, or value investing more generally, is “dead.” Rather, I see the underlying dynamic that enables value realization to be alive and well. I observe, however, that public equity markets seem focused on the largest and most liquid companies in the benchmarks, at the expense of everything else.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 9.73% during the semi-annual period.
[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $9.46 per share. It finished the period with a value of $10.38 per share.
[3]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
[4]	An initial public offering (IPO) is the process of offering shares of a private company to the public in a new stock issuance. Public share issuance allows a company to raise capital from public investors.
[5]	Chinese A-Shares are a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzhen), and denominated in renminbi, China’s currency. If a Seafarer Fund is invested in Chinese A-Shares, please note the following: 1) any reduction or elimination of access to A-Shares could have a material adverse effect on the ability of the Fund to achieve its investment objective; and 2) uncertainties regarding China’s laws governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund, which could adversely impact Fund returns.
[6]	Source: Bloomberg. Data for the period March 31, 2017 to October 31, 2020.
[7]	www.seafarerfunds.com/funds/ovl/portfolio-review/2020/09/Q3#allocation

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

Total Returns

As of October 31, 2020	6 Month	1 Year	3 Year	Since Inception Annualized(1)	Net Expense Ratio(2)
Investor Class (SFVLX)	9.73%	(11.06%)	(2.27%)	3.31%	1.15%
Institutional Class (SIVLX)	9.70%	(11.00%)	(2.18%)	3.41%	1.05%
MSCI Emerging Markets Total Return USD Index(3)	21.22%	8.62%	2.32%	10.40%
Morningstar Emerging Markets Net Return USD Index(4)	21.43%	7.32%	2.31%	9.73%

Gross expense ratio: 1.59% for Investor Class; 1.44% for Institutional Class.2

All performance is measured in U.S. dollar terms. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2020. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2021.
[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2020	13

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2020. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2020

Portfolio Composition by Region	% Net Assets
East & South Asia	62.9%
Emerging Europe	7.9%
Latin America	7.8%
Middle East & Africa	11.5%
Other	3.9%
Cash & Other Assets, Less Liabilities	6.0%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	4.1%
Consumer Discretionary	12.1%
Consumer Staples	16.7%
Energy	8.1%
Financials	17.8%
Industrials	13.2%
Information Technology	5.3%
Materials	13.4%
Utilities	3.3%
Cash & Other Assets, Less Liabilities	6.0%
Total	100.0%

Top 10 Holdings	% Net Assets
First Pacific Co., Ltd.	6.3%
National Central Cooling Co. PJSC	6.2%
Qatar Gas Transport Co., Ltd.	5.3%
Samsung SDI Co., Ltd.	5.3%
Wilmar International, Ltd.	4.9%
China Foods, Ltd.	4.5%
Shangri-La Asia, Ltd.	4.3%
WH Group, Ltd.	4.3%
Mondi PLC	3.9%
Innocean Worldwide, Inc.	3.8%
Total	48.8%

Total Number of Holdings	27

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2020	15

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2020 and held until October 31, 2020.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Expense Ratio(a)	Expenses Paid During Period 05/01/20 - 10/31/20(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,201.50	1.03%	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	1.03%	$5.24
Institutional Class
Actual	$1,000.00	$1,202.60	0.93%	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	0.93%	$4.74
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,097.30	1.15%	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class
Actual	$1,000.00	$1,097.00	1.05%	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-annual Report – October 31, 2020	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (87.3%)
Brazil (6.2%)
Ambev SA, ADR	USD	15,400,000	$32,956,000
Itau Unibanco Holding SA, ADR	USD	9,200,000	37,628,000
Odontoprev SA	BRL	8,500,000	18,457,812

Total Brazil			89,041,812

China / Hong Kong (24.9%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	USD	25,000	7,617,250
China Foods, Ltd.	HKD	84,208,000	28,834,872
China Literature, Ltd.(a)	HKD	6,800,000	55,864,922
China Yangtze Power Co., Ltd., Class A	CNY	2,000,000	5,673,821
First Pacific Co., Ltd.	HKD	92,000,000	28,581,436
Greatview Aseptic Packaging Co., Ltd.	HKD	35,000,000	14,996,443
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	2,000,000	26,601,063
Pacific Basin Shipping, Ltd.	HKD	120,000,000	17,529,349
Pico Far East Holdings, Ltd.	HKD	52,296,000	7,573,844
Ping An Insurance Group Co. of China, Ltd.	HKD	4,500,000	46,528,531
Shangri-La Asia, Ltd.(a)	HKD	35,000,000	27,539,151
Shenzhou International Group Holdings, Ltd.	HKD	2,872,300	49,976,233
WH Group, Ltd.	HKD	29,600,000	23,313,750
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	18,230,663

Total China / Hong Kong			358,861,328

Czech Republic (1.3%)
Moneta Money Bank AS	CZK	8,662,815	19,665,447

Total Czech Republic			19,665,447

Hungary (3.4%)
Richter Gedeon Nyrt	HUF	2,400,000	49,001,934

Total Hungary			49,001,934

India (3.0%)
Infosys, Ltd., Sponsored ADR	USD	3,000,000	42,810,000

Total India			42,810,000

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Currency	Shares	Value
Japan (3.1%)
Rohm Co., Ltd.	JPY	580,000	$44,594,418

Total Japan			44,594,418

Mexico (2.0%)
Bolsa Mexicana de Valores SAB de CV	MXN	11,500,000	23,410,414
Credito Real SAB de CV SOFOM ER(a)	MXN	9,920,072	5,144,417

Total Mexico			28,554,831

Qatar (1.9%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	27,722,545

Total Qatar			27,722,545

Singapore (6.7%)
Venture Corp., Ltd.	SGD	4,500,000	63,435,449
Wilmar International, Ltd.	SGD	11,500,000	34,046,314

Total Singapore			97,481,763

South Africa (2.9%)
Sanlam, Ltd.	ZAR	14,250,000	41,565,992

Total South Africa			41,565,992

South Korea (17.8%)
Coway Co., Ltd.(a)	KRW	585,000	35,821,038
Hyundai Mobis Co., Ltd.	KRW	300,000	60,109,097
Innocean Worldwide, Inc.	KRW	480,000	25,033,879
Koh Young Technology, Inc.	KRW	275,000	19,353,070
NAVER Corp.	KRW	50,347	12,882,336
Orion Corp.	KRW	320,000	30,661,998
Samsung SDI Co., Ltd.	KRW	167,000	65,787,360
Sindoh Co., Ltd.	KRW	400,000	7,811,638

Total South Korea			257,460,416

Taiwan (6.9%)
Accton Technology Corp.	TWD	4,250,000	30,877,483
Bizlink Holding, Inc.	TWD	3,100,000	23,838,278
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	2,575,000	38,958,913

Semi-annual Report – October 31, 2020	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Currency	Shares	Value
Taiwan (continued)
Voltronic Power Technology Corp.	TWD	183,753	$6,302,946

Total Taiwan			99,977,620

Thailand (1.0%)
Bangkok Dusit Medical Services PCL, Class F	THB	25,000,000	14,027,359

Total Thailand			14,027,359

United Arab Emirates (2.1%)
National Central Cooling Co. PJSC	AED	46,000,000	30,874,808

Total United Arab Emirates			30,874,808

United Kingdom (2.0%)
Mondi PLC	GBP	1,500,000	28,430,076

Total United Kingdom			28,430,076

Vietnam (2.1%)
PetroVietnam Gas JSC	VND	9,800,000	29,899,170

Total Vietnam			29,899,170

TOTAL COMMON STOCKS
(Cost $1,260,764,624)			1,259,969,519

PREFERRED STOCKS (6.2%)
South Korea (6.2%)
Samsung Electronics Co., Ltd.	KRW	2,000,000	88,969,820

Total South Korea			88,969,820

TOTAL PREFERRED STOCKS
(Cost $51,770,386)			88,969,820

TOTAL INVESTMENTS
(Cost $1,312,535,010) (93.5%)			$1,348,939,339

Cash and Other Assets, Less Liabilities (6.5%)			93,637,015
NET ASSETS (100.0%)			$1,442,576,354

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Semi-annual Report – October 31, 2020	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

Industry Composition
Electronic Equipment, Instruments & Components	9.0%
Food Products	8.1%
Semiconductors & Semiconductor Equipment	7.1%
Technology Hardware, Storage & Peripherals	6.7%
Media	6.1%
Insurance	6.1%
Pharmaceuticals	5.2%
Auto Components	4.2%
Banks	4.0%
Textiles, Apparel & Luxury Goods	3.5%
IT Services	3.0%
Household Durables	2.5%
Beverages	2.3%
Health Care Providers & Services	2.3%
Communications Equipment	2.1%
Building Products	2.1%
Electrical Equipment	2.1%
Gas Utilities	2.1%
Diversified Financial Services	2.0%
Paper & Forest Products	2.0%
Oil, Gas & Consumable Fuels	1.9%
Hotels, Restaurants & Leisure	1.9%
Capital Markets	1.6%
Distributors	1.3%
Marine	1.2%
Containers & Packaging	1.0%
Other Industries (each less than 1%)	2.2%
Cash and Other Assets, Less Liabilities	6.5%
Total	100%

See accompanying Notes to Financial Statements.

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (94.0%)
Brazil (6.6%)
Ambev SA, ADR	USD	372,000	$796,080
Itau Unibanco Holding SA, ADR	USD	222,000	907,980

Total Brazil			1,704,060

China / Hong Kong (37.4%)
AMVIG Holdings, Ltd.	HKD	2,754,000	767,319
China Foods, Ltd.	HKD	3,387,000	1,159,791
China Yangtze Power Co., Ltd., Class A	CNY	301,990	856,719
First Pacific Co., Ltd.	HKD	5,190,000	1,612,366
Giordano International, Ltd.	HKD	3,200,000	509,264
Greatview Aseptic Packaging Co., Ltd.	HKD	2,000,000	856,940
Melco International Development, Ltd.	HKD	549,000	891,160
Pacific Basin Shipping, Ltd.	HKD	4,600,000	671,958
Pico Far East Holdings, Ltd.	HKD	538,000	77,917
Shangri-La Asia, Ltd.(a)	HKD	1,420,000	1,117,302
WH Group, Ltd.	HKD	1,398,000	1,101,102

Total China / Hong Kong			9,621,838

Czech Republic (3.8%)
Moneta Money Bank AS	CZK	433,257	983,536

Total Czech Republic			983,536

Georgia (3.0%)
Georgia Capital PLC(a)	GBP	162,000	772,360

Total Georgia			772,360

Mexico (1.2%)
Credito Real SAB de CV SOFOM ER(a)	MXN	590,385	306,166

Total Mexico			306,166

Qatar (5.3%)
Qatar Gas Transport Co., Ltd.	QAR	1,860,000	1,370,873

Total Qatar			1,370,873

Semi-annual Report – October 31, 2020	23

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

	Currency	Shares	Value
Russia (1.0%)
Global Ports Investments PLC, GDR(a)	USD	100,000	$270,000

Total Russia			270,000

Singapore (10.6%)
Genting Singapore, Ltd.	SGD	1,300,000	613,881
HRnetgroup, Ltd.	SGD	2,500,000	860,529
Wilmar International, Ltd.	SGD	422,000	1,249,352

Total Singapore			2,723,762

South Korea (9.1%)
Innocean Worldwide, Inc.	KRW	19,000	990,924
Samsung SDI Co., Ltd.	KRW	3,450	1,359,081

Total South Korea			2,350,005

United Arab Emirates (6.2%)
National Central Cooling Co. PJSC	AED	2,368,000	1,589,381

Total United Arab Emirates			1,589,381

United Kingdom (3.9%)
Mondi PLC	GBP	53,600	1,015,901

Total United Kingdom			1,015,901

Vietnam (5.9%)
Petrovietnam Fertilizer & Chemicals JSC	VND	1,158,000	812,588
PetroVietnam Technical Services Corp.(a)	VND	1,263,780	710,650

Total Vietnam			1,523,238

TOTAL COMMON STOCKS
(Cost $28,100,175)			24,231,120

TOTAL INVESTMENTS
(Cost $28,100,175) (94.0%)			$24,231,120

Cash and Other Assets, Less Liabilities (6.0%)			1,554,726
NET ASSETS (100.0%)			$25,785,846

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2020 (Unaudited)

Currency Abbreviations
AED	-	United Arab Emirates Dirham
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Industry Composition
Food Products	13.6%
Hotels, Restaurants & Leisure	10.2%
Banks	7.3%
Containers & Packaging	6.3%
Diversified Financial Services	6.3%
Building Products	6.2%
Oil, Gas & Consumable Fuels	5.3%
Electronic Equipment, Instruments & Components	5.3%
Media	4.1%
Paper & Forest Products	3.9%
Professional Services	3.3%
Independent Power and Renewable Electricity Producers	3.3%
Chemicals	3.2%
Beverages	3.1%
Capital Markets	3.0%
Energy Equipment & Services	2.8%
Marine	2.6%
Specialty Retail	2.0%
Consumer Finance	1.2%
Transportation Infrastructure	1.1%
Cash and Other Assets, Less Liabilities	6.0%
Total	100%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	25

Seafarer Funds	Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,348,939,339	$24,231,120
Cash	107,061,272	1,697,511
Foreign currency, at value (Cost $1,748,531 and $35,972)	1,748,423	35,962
Receivable for investments sold	3,302,126	–
Receivable for shares sold	1,738,033	–
Interest and dividends receivable	528,339	664
Prepaid expenses and other assets	28,799	12,669
Total Assets	1,463,346,331	25,977,926
LIABILITIES:
Payable for investments purchased	18,129,817	118,319
Administrative fees payable	130,030	13,837
Shareholder service plan fees payable	175,425	1,999
Payable for shares redeemed	867,217	–
Investment advisory fees payable	945,933	3,660
Payable for chief compliance officer fees	6,367	6,367
Trustee fees and expenses payable	64,955	1,543
Payable for principal financial officer fees	2,014	2,014
Audit and tax fees payable	23,356	12,682
Accrued expenses and other liabilities	424,863	31,659
Total Liabilities	20,769,977	192,080
NET ASSETS	$1,442,576,354	$25,785,846
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,392,457,840	$30,247,758
Total distributable earnings	50,118,514	(4,461,912)
NET ASSETS	$1,442,576,354	$25,785,846
INVESTMENTS, AT COST	$1,312,535,010	$28,100,175
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.31	$10.38
Net Assets	$174,507,558	$330,453
Shares of beneficial interest outstanding	14,171,704	31,844
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.38	$10.40
Net Assets	$1,268,068,796	$25,455,393
Shares of beneficial interest outstanding	102,469,822	2,447,326

See accompanying Notes to Financial Statements.

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Seafarer Funds	Statements of Operations

Six Months Ended October 31, 2020 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$20,480,204	$549,907
Foreign taxes withheld	(908,270)	(8,094)
Interest and other income	11,305	137
Total investment income	19,583,239	541,950
EXPENSES:
Investment advisory fees (Note 6)	5,275,243	102,273
Administrative and transfer agency fees	275,439	30,029
Trustee fees and expenses	43,848	1,007
Registration/filing fees	19,052	18,993
Shareholder service plan fees
Investor Class	123,620	–
Institutional Class	275,422	5,244
Legal fees	12,944	300
Audit and tax fees	18,805	10,931
Reports to shareholders and printing fees	35,665	652
Custody fees	513,150	31,563
Chief compliance officer fees	12,688	12,688
Principal financial officer fees	3,934	3,934
Insurance expense	11,554	301
Miscellaneous	7,993	2,193
Total expenses	6,629,357	220,108
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(805)
Institutional Class	–	(76,054)
Total net expenses	6,629,357	143,249
NET INVESTMENT INCOME:	12,953,882	398,701
Net realized gain on investments	111,569,323	77,322
Net realized loss on foreign currency transactions	(328,984)	(11,996)
Net realized gain	111,240,339	65,326
Net change in unrealized appreciation on investments	123,432,981	2,113,367
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(47,323)	1,161
Net unrealized appreciation	123,385,658	2,114,528

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	234,625,997	2,179,854
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$247,579,879	$2,578,555

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	27

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$12,953,882	$28,276,405
Net realized gain/(loss)	111,240,339	(32,639,922)
Net change in unrealized appreciation/(depreciation)	123,385,658	(125,061,552)
Net increase/(decrease) in net assets resulting from operations	247,579,879	(129,425,069)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(1,068,473)	(5,408,005)
Institutional Class	(7,448,277)	(35,937,028)
Net decrease in net assets from distributions	(8,516,750)	(41,345,033)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	14,675,822	22,164,876
Institutional Class	117,884,820	325,774,608
Dividends reinvested
Investor Class	1,045,568	5,308,481
Institutional Class	5,318,872	26,911,893
Shares redeemed
Investor Class	(24,693,748)	(83,481,230)
Institutional Class	(166,276,578)	(407,913,072)
Net decrease in net assets derived from beneficial interest transactions	(52,045,244)	(111,234,444)
Net increase/(decrease) in net assets	187,017,885	(282,004,546)
NET ASSETS:
Beginning of period	1,255,558,469	1,537,563,015
End of period	$1,442,576,354	$1,255,558,469
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,286,385	2,037,998
Distributions reinvested	93,022	459,978
Redeemed	(2,143,646)	(7,725,123)
Net decrease in shares outstanding	(764,239)	(5,227,147)
Institutional Class
Sold	10,200,739	29,550,598
Distributions reinvested	470,697	2,321,132
Redeemed	(14,535,667)	(37,912,324)
Net decrease in shares outstanding	(3,864,231)	(6,040,594)

See accompanying Notes to Financial Statements.

28	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2020 (Unaudited)	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$398,701	$926,206
Net realized gain/(loss)	65,326	(498,896)
Net change in unrealized appreciation/(depreciation)	2,114,528	(6,055,128)
Net increase/(decrease) in net assets resulting from operations	2,578,555	(5,627,818)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	–	(10,203)
Institutional Class	–	(1,187,165)
Net decrease in net assets from distributions	–	(1,197,368)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	45,400	76,836
Institutional Class	1,026,529	18,676,589
Dividends reinvested
Investor Class	–	9,407
Institutional Class	–	1,179,600
Shares redeemed
Investor Class	(22,623)	(77,747)
Institutional Class	(7,677,008)	(12,380,590)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(6,627,702)	7,484,095
Net increase/(decrease) in net assets	(4,049,147)	658,909
NET ASSETS:
Beginning of period	29,834,993	29,176,084
End of period	$25,785,846	$29,834,993
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,690	7,196
Distributions reinvested	–	805
Redeemed	(2,265)	(7,208)
Net increase in shares outstanding	2,425	793
Institutional Class
Sold	103,960	1,670,988
Distributions reinvested	–	100,907
Redeemed	(775,312)	(1,177,965)
Net increase/(decrease) in shares outstanding	(671,352)	593,930

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	29

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(i)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased from $12.50 to $12.51.

(d)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.

(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%.

(g)	Annualized.

(h)	Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%. (See Note 6.)

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

30	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016
$10.31		$11.56	$13.11	$12.51		$11.44		$12.64

0.10		0.21	0.36	0.28		0.22		0.16
1.97		(1.15)	(1.02)	0.72		1.04		(1.23)
2.07		(0.94)	(0.66)	1.00		1.26		(1.07)

(0.07)		(0.31)	(0.01)	(0.37)		(0.19)		(0.11)
–		–	(0.88)	(0.03)		–		(0.02)
(0.07)		(0.31)	(0.89)	(0.40)		(0.19)		(0.13)
–		–	–	–		0.00	(b)	0.00	(b)
2.00		(1.25)	(1.55)	0.60		1.07		(1.20)
$12.31		$10.31	$11.56	$13.11		$12.51	(c)	$11.44
20.15%		(8.44%)	(4.36%)	8.03	%(e)	11.22	%(f)	(8.39%)

$174,508		$154,017	$233,072	$894,241		$877,384		$613,795

1.03	%(g)	1.02%	0.99%	0.97%		1.02%		1.14%
1.03	%(g)	1.02%	0.99%	0.97%		1.02%		1.14	%(h)
1.76	%(g)	1.88%	3.02%	2.12%		1.88%		1.50%
29%		29%	52%	23%		14%		7%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	31

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(f)

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6.)

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016
$10.36		$11.61	$13.14	$12.54	$11.46	$12.66

0.11		0.22	0.29	0.28	0.21	0.19
1.98		(1.16)	(0.93)	0.73	1.07	(1.26)
2.09		(0.94)	(0.64)	1.01	1.28	(1.07)

(0.07)		(0.31)	(0.01)	(0.38)	(0.20)	(0.12)
–		–	(0.88)	(0.03)	–	(0.02)
(0.07)		(0.31)	(0.89)	(0.41)	(0.20)	(0.14)
–		–	–	–	0.00 (b)	0.01
2.02		(1.25)	(1.53)	0.60	1.08	(1.20)
$12.38		$10.36	$11.61	$13.14	$12.54	$11.46
20.26%		(8.34%)	(4.17%)	8.08%	11.37%	(8.32%)

$1,268,069		$1,101,542	$1,304,491	$2,134,051	$1,500,310	$605,178

0.93	%(d)	0.92%	0.90%	0.87%	0.92%	1.03%
0.93	%(d)	0.92%	0.90%	0.87%	0.92%	1.03	%(e)
1.85	%(d)	1.91%	2.45%	2.09%	1.82%	1.72%
29%		29%	52%	23%	14%	7%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	33

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for a period less than one full year has not been annualized.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
$9.46		$11.41	$11.95	$11.30	$10.00

0.13		0.29	0.29	0.35	0.12
0.79		(1.88)	(0.51)	0.72	1.28
0.92		(1.59)	(0.22)	1.07	1.40

–		(0.31)	(0.29)	(0.42)	(0.10)
–		(0.05)	(0.03)	–	–
–		(0.36)	(0.32)	(0.42)	(0.10)
0.92		(1.95)	(0.54)	0.65	1.30
$10.38		$9.46	$11.41	$11.95	$11.30

9.73%		(14.54%)	(1.50%)	9.55%	14.15%

$330		$278	$327	$311	$280

1.66	%(c)	1.44%	1.45%	1.80%	3.71	%(c)
1.15	%(c)	1.15%	1.15%	1.15%	1.15	%(c)
2.67	%(c)	2.61%	2.59%	2.91%	1.24	%(c)
13%		25%	3%	3%	0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	35

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(g)

(a)	Calculated using the average shares method.

(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased from $11.29 to $11.28.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.

(f)	Annualized.

(g)	Portfolio turnover rate for a period less than one full year has not been annualized.

36	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2020 (Unaudited)		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
$9.48		$11.43	$11.96	$11.28		$10.00

0.15		0.30	0.30	0.35		0.13
0.77		(1.88)	(0.50)	0.74		1.28
0.92		(1.58)	(0.20)	1.09		1.41

–		(0.32)	(0.30)	(0.41)		(0.13)
–		(0.05)	(0.03)	–		–
–		(0.37)	(0.33)	(0.41)		(0.13)
0.92		(1.95)	(0.53)	0.68		1.28
$10.40		$9.48	$11.43	$11.96		$11.28	(b)

9.70%		(14.47%)	(1.34%)	9.74	%(d)	14.18	%(e)

$25,455		$29,557	$28,849	$25,291		$9,846

1.62	%(f)	1.42%	1.48%	1.76%		3.63	%(f)
1.05	%(f)	1.05%	1.05%	1.05%		1.05	%(f)
2.94	%(f)	2.63%	2.65%	2.90%		1.36	%(f)
13%		25%	3%	3%		0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2020	37

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Notes to Financial Statements

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market

38	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-annual Report – October 31, 2020	39

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

The following is a summary of the inputs used to value each Fund as of October 31, 2020:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$89,041,812	$–	$–	$89,041,812
China / Hong Kong	7,617,250	351,244,078	–	358,861,328
Czech Republic	–	19,665,447	–	19,665,447
Hungary	–	49,001,934	–	49,001,934
India	42,810,000	–	–	42,810,000
Japan	–	44,594,418	–	44,594,418
Mexico	28,554,831	–	–	28,554,831
Qatar	–	27,722,545	–	27,722,545
Singapore	–	97,481,763	–	97,481,763
South Africa	–	41,565,992	–	41,565,992
South Korea	–	257,460,416	–	257,460,416
Taiwan	–	99,977,620	–	99,977,620
Thailand	–	14,027,359	–	14,027,359
United Arab Emirates	–	30,874,808	–	30,874,808
United Kingdom	–	28,430,076	–	28,430,076
Vietnam	–	29,899,170	–	29,899,170
Preferred Stocks	–	88,969,820	–	88,969,820
Total	$168,023,893	$1,180,915,446	$–	$1,348,939,339

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$1,704,060	$–	$–	$1,704,060
China / Hong Kong	767,319	8,854,519	–	9,621,838
Czech Republic	–	983,536	–	983,536
Georgia	–	772,360	–	772,360
Mexico	306,166	–	–	306,166
Qatar	–	1,370,873	–	1,370,873
Russia	270,000	–	–	270,000
Singapore	–	2,723,762	–	2,723,762
South Korea	–	2,350,005	–	2,350,005
United Arab Emirates	–	1,589,381	–	1,589,381
United Kingdom	–	1,015,901	–	1,015,901
Vietnam	–	1,523,238	–	1,523,238
Total	$3,047,545	$21,183,575	$–	$24,231,120

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

40	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

For the six months ended October 31, 2020, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2020, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$107,061,272
Seafarer Overseas Value Fund	1,697,511

As of October 31, 2020, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current

Semi-annual Report – October 31, 2020	41

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently Covid-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and thereby could adversely affect the performance of the Funds’ investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the performance of the Funds’ investments.

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Libor Risk

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. Tax Basis Information

Tax Basis of Investments

As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized depreciation for Federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund	$1,320,598,295	$210,573,004	$(182,231,960)	$28,341,044
Seafarer Overseas Value Fund	28,110,888	2,550,544	(6,430,312)	(3,879,768)

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$41,345,033	$–
Seafarer Overseas Value Fund	1,063,690	133,678

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

Semi-annual Report – October 31, 2020	43

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$362,702,534	$453,433,913
Seafarer Overseas Value Fund	3,094,155	8,644,309

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets. Prior to August 31, 2016, the Funds paid the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Funds’ average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2021, except with the approval of the Funds’ Board. During the six months ended October 31, 2020, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of October 31, 2020, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

For the six months ended October 31, 2020, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$805	$–
Institutional Class	76,054	–

As of October 31, 2020 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2021	Expires 2022	Expires 2023	Expires 2024	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$697	$897	$912	$805	$3,311
Institutional Class	61,366	115,259	129,046	76,054	381,725

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Semi-annual Report – October 31, 2020	45

Seafarer Funds	Notes to Financial Statements

October 31, 2020 (Unaudited)

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

October 31, 2020 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

Semi-annual Report – October 31, 2020	47

Seafarer Funds	Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

October 31, 2020 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-annual Report – October 31, 2020	49

SEAFARER FUNDS®

P.O. Box 44474
Denver, Colorado 80201
(855) 732-9220
seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.
Must be accompanied or preceded by a prospectus.

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	12
Vulcan Value Partners Small Cap Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	20
Statements of Changes in Net Assets
Vulcan Value Partners Fund	21
Vulcan Value Partners Small Cap Fund	22
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Additional Information	41
Privacy Policy	42

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.vulcanvaluepartners.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.877.421.5078 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.vulcanvaluepartners.com.

Shareholder Letter

October 31, 2020 (Unaudited)

PORTFOLIO REVIEW

General

For the six months ended October 31, 2020, Vulcan Value Partners Fund (Investor Class) returned 16.46% and the Vulcan Value Partners Small Cap Fund (Investor Class) returned 10.66%. As you know, we place no weight on short-term results, good or bad, and neither should you. In fact, we have and will continue to willingly make decisions that negatively impact short-term performance when we think we can lower risk and improve our long-term returns. We encourage you to place more weight on our longer term historical results and a great deal of weight on our long-term prospects.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There were seven material contributors including Skyworks Solutions Inc., Qorvo Inc., NVIDIA Corp., KKR & Co. Inc., Amazon.com Inc., Facebook Inc., and Alphabet Inc. There were no material detractors.

Skyworks Solutions Inc. and Qorvo Inc. materially contributed to the portfolio during the period. They are the two major providers of radio frequency (RF) systems to mobile device manufacturers and industry leaders in RF systems for the internet of things (IoT). They are benefitting during the pandemic as individuals are even more reliant on mobile communication. This phenomenon is accelerating the transition to 5G which has contributed to Skyworks Solutions’ and Qorvo’s performance.

Although not material by our definition, the largest detractor for the period was Whitbread plc. Whitbread, a leading UK hotel company, owns Premier Inn as well as Beefeater, Brewers Fayre, Table Table and Bar+Block. It currently has approximately 800 hotels across the UK and has opportunities to expand into Germany. Whitbread has a great history of capital allocation and a strong balance sheet with virtually no debt. COVID-19 is negatively impacting its business as most hotels in the UK temporarily shut down during the first wave of COVID-19 and continue to see lower occupancy rates; however, its strong balance sheet should help it endure the current crisis, and we believe Whitbread will continue to grow once the economy is back to normal.

We purchased CoStar Group Inc. during the period. CoStar is the dominant provider of information services in the real estate industry providing data, analytics, and online marketplaces. Approximately half of CoStar’s revenue is derived from CoStar Suite, a subscription-based service that provides a wide variety of data such as property information, lease terms, comps, tenant information, and valuations. CoStar’s competitive moat is the historical and ongoing data it collects. It has over 200,000 clients who depend on CoStar for their workflows. The other half of its revenue is derived from its marketplace segment. Approximately two thirds of the segment are marketplaces for multifamily properties such as Apartments.com which charges a fee to list available apartments. This site has eleven times more traffic than its closest competitor. The other third is from LoopNet which is its platform for leasing and selling commercial real estate and is comparable to the MLS of commercial real estate. LoopNet is modernizing commercial real estate listings, moving from broker-to-broker relationships to online access, and has a direct competitive advantage as it can leverage the data from CoStar Suite. Management continues to create value through acquisitions and, given that real estate is the largest asset class in the U.S., we believe that potential growth for CoStar is tremendous.

Semi-Annual Report | October 31, 2020	1

Shareholder Letter

October 31, 2020 (Unaudited)

We sold National Oilwell Varco during the period. National Oilwell Varco has been a disappointing investment for us. Our investment case was based on the belief that demand for National Oilwell Varco’s products was largely independent of oil prices over the long term. National Oilwell Varco’s products are used in harsh environments and are very important to safety and oil field productivity. National Oilwell Varco’s customers reacted to the fall in oil prices by cannibalizing existing equipment and becoming dramatically more efficient than we anticipated, resulting in lower demand for National Oilwell Varco’s products. National Oilwell Varco continues to produce free cash flow, has a strong balance sheet, and will, in our opinion, be a survivor in the current industry shakeout. However, its value has declined, and our original investment case is no longer intact. We used the proceeds from National Oilwell Varco to buy businesses with what we believe are better long-term prospects and deeply discounted prices.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. There were five material contributors including Virtus Investment Partners Inc., Cerence Inc., Littelfuse Inc., Herman Miller Inc., Timken Company, Enersys, and Stabilus SA. Material detractors include Ituran Location and Control and Forterra plc.

Virtus Investment Partners, the largest contributor during the period, produced strong returns as it reported its highest gross sales ever during the second quarter. It has had strong investment performance across the company, produced positive net inflows, and net fees have been stable. Virtus and Allianz plan to create a strategic partnership which will add approximately 23 billion dollars to Virtus’ assets under management (AUM). We feel the market underappreciates Virtus’ value, even after its strong performance through the current crisis.

Forterra plc, the largest detractor for the period, is a UK domiciled manufacturer of bricks and blocks for residential homes. It is the second largest brick maker in the UK behind Ibstock, which is also owned in the Fund. There is a structural supply demand imbalance in UK housing. In addition, the UK brick market is also structurally undersupplied. There is not enough domestic capacity to meet demand and the gap is made up of imports, which are more costly to ship and not very profitable. This structural imbalance gives Forterra and Ibstock a cost advantage over imports. COVID-19 has temporarily disrupted Forterra’s customers businesses as some home builders have not been able to operate for a portion of the year. As a result, Forterra’s revenues are temporarily depressed. As the UK economy reopens and homebuilding returns to a normal level, Forterra should benefit. In the meantime, the company’s financial position is strong.

Colliers International Group, a new purchase during the period, is a global commercial real estate services and investment management company. It provides sales and lease brokerage services and outsourcing and advisory services to corporate and institutional clients. Competitors include CBRE, Jones Lang LaSalle, Cushman & Wakefield, and Savills, several of which are owned in the Fund. Its business is capital-light and has generated strong free cash flow. Its excellent management team has a strong track record of capital allocation and is focused on creating shareholder value.

Marcus & Millichap Inc. is a leading national provider of investment real estate brokerage services focusing on commercial real estate investment sales, financing, research, consulting, and advisory services. We sold Marcus & Millichap during the period to redeploy capital into companies with greater margins of safety.

2	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2020 (Unaudited)

Closing

We feel our price to value ratios remain compelling as we have continued to find qualifying investments that are trading at significant discounts to our estimate of fair value. Stated simply, a rising tide has not lifted all boats which has continued to create opportunities for long-term investors. Your stable capital, combined with ours, and our shared long-term time horizon enabled us in our efforts to mitigate risk and improve our long-term prospects. We are grateful for you, our client partners, and appreciate the confidence you have placed in us. We look forward to updating you again soon.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Internet of things (IoT) is the interconnection via the internet of computing devices embedded in everyday objects, enabling them to send and receive data.

Competitive moat, or economic moat, refers to a business' ability to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments. Free cash flow yield is a security’s free cash flow divided by its market price.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

Semi-Annual Report | October 31, 2020	3

Fund Overview

October 31, 2020 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 10/31/20)

						Since Inception*	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year		Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	16.46%	4.59%	9.06%	9.00%	11.85%	11.53%	1.09%	1.09%
Vulcan Value Partners Fund - Institutional Class	16.65%	4.86%	–	–	–	8.70%	1.14%	0.85%
S&P 500® Total Return Index(4)	13.29%	9.71%	10.42%	11.71%	13.01%	12.63%
Russell 1000® Value Index(5)	7.06%	-7.57%	1.94%	5.82%	9.48%	9.36%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.vulcanvaluepartners.com

Fund Overview

October 31, 2020 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2020)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

TransDigm Group, Inc.	6.82%
Mastercard, Inc.	6.39%
KKR & Co., Inc.	5.90%
Amazon.com, Inc.	5.72%
General Electric Co.	5.09%
Jones Lang LaSalle, Inc.	5.01%
Facebook, Inc.	5.00%
Anthem, Inc.	4.73%
salesforce.com, Inc.	4.58%
Qorvo, Inc.	4.46%
Top Ten Holdings	53.70%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	5

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2020 and held until October 31, 2020.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expense Ratio(a)	Expenses Paid During period 5/1/20 - 10/31/20(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,164.60	1.09%	$ 5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	1.09%	$ 5.55
Institutional Class
Actual	$1,000.00	$1,166.50	0.85%	$ 4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$ 4.33

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2020	7

Fund Overview

October 31, 2020 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 10/31/20)

						Since Inception*	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year		Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	10.66%	-19.99%	-5.12%	1.20%	7.66%	8.53%	1.27%	1.26%
Vulcan Value Partners Small Cap Fund – Institutional Class	10.81%	-19.79%	–	–	–	-12.82%	1.33%	1.01%
Russell 2000® Value Index(4)	12.44%	-13.92%	-4.05%	3.71%	7.06%	7.49%
Russell 2000® Index(5)	18.13%	-0.14%	2.19%	7.27%	9.64%	10.02%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The Russell 2000® Value Index is presented here as an additional index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

8	www.vulcanvaluepartners.com

Fund Overview

October 31, 2020 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2020)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Park Hotels & Resorts, Inc.	6.75%
ISS A/S	6.20%
Cushman & Wakefield PLC	6.18%
Forterra PLC	6.14%
EnerSys	5.76%
Virtus Investment Partners, Inc.	5.22%
Jones Lang LaSalle, Inc.	4.95%
Colliers International Group, Inc.	4.90%
Coherent, Inc.	4.46%
ABM Industries, Inc.	4.40%
Top Ten Holdings	54.96%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2020	9

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2020 and held until October 31, 2020.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expense Ratio(a)	Expenses Paid During period 5/1/20 - 10/31/20(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,106.60	1.25%	$ 6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$ 6.36
Institutional Class
Actual	$1,000.00	$1,108.10	1.00%	$ 5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$ 5.09

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2020	11

Statement of Investments	Vulcan Value Partners Fund

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (100.04%)
Communications (17.51%)
Internet (17.51%)
Alphabet, Inc., Class C(a)	33,745	$54,700,982
Amazon.com, Inc.(a)	23,317	70,793,910
Facebook, Inc., Class A(a)	235,439	61,946,355
Wayfair, Inc., Class A(a)	118,556	29,405,445
		216,846,692

TOTAL COMMUNICATIONS		216,846,692

Consumer, Cyclical (8.68%)
Food Service (1.99%)
Compass Group PLC	1,804,421	24,662,057

Lodging (6.69%)
Hilton Worldwide Holdings, Inc.	574,003	50,403,203
Whitbread PLC	1,168,302	32,495,717
		82,898,920

TOTAL CONSUMER, CYCLICAL		107,560,977

Consumer, Non-cyclical (10.89%)
Commercial Services (4.30%)
CoStar Group, Inc.(a)	64,614	53,216,737

Healthcare-Services (4.72%)
Anthem, Inc.	214,555	58,530,604

Pharmaceuticals (1.87%)
CVS Health Corp.	412,766	23,152,045

TOTAL CONSUMER, NON-CYCLICAL		134,899,386

Financial (29.22%)
Diversified Financial Services (14.20%)
Credit Acceptance Corp.(a)	156,084	46,531,762
Mastercard, Inc., Class A	274,202	79,145,665
Visa, Inc., Class A	275,978	50,147,963
		175,825,390

Private Equity (10.01%)
Carlyle Group, Inc.	2,045,021	50,961,923
KKR & Co., Inc., Class A	2,139,552	73,065,701
		124,027,624

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Financial (continued)
Real Estate (5.01%)
Jones Lang LaSalle, Inc.	549,908	$62,062,617

TOTAL FINANCIAL		361,915,631

Industrial (14.21%)
Aerospace/Defense (9.12%)
HEICO Corp.	305,909	28,602,491
TransDigm Group, Inc.	176,858	84,433,778
		113,036,269

Electric Equipment Manufacturing (5.09%)
General Electric Co.	8,494,933	63,032,403

TOTAL INDUSTRIAL		176,068,672

Technology (19.53%)
Semiconductors (8.80%)
Qorvo, Inc.(a)	433,290	55,183,815
Skyworks Solutions, Inc.	380,639	53,780,484
		108,964,299

Software (10.73%)
Microsoft Corp.	262,197	53,087,026
salesforce.com, Inc.(a)	244,193	56,718,708
SS&C Technologies Holdings, Inc.	391,068	23,159,047
		132,964,781

TOTAL TECHNOLOGY		241,929,080

TOTAL COMMON STOCKS
(Cost $990,568,879)		1,239,220,438

Semi-Annual Report | October 31, 2020	13

Statement of Investments	Vulcan Value Partners Fund

October 31, 2020 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.11%)
Money Market Fund (0.11%)
Invesco Government & Agency Portfolio, Institutional Class	0.010%	1,325,196	$1,325,196

TOTAL SHORT TERM INVESTMENTS
(Cost $1,325,196)			1,325,196

TOTAL INVESTMENTS (100.15%)
(Cost $991,894,075)			$1,240,545,634

Liabilities In Excess Of Other Assets (-0.15%)			(1,905,343)

NET ASSETS (100.00%)			$1,238,640,291

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.92%)
Consumer, Cyclical (10.21%)
Home Furnishings (2.30%)
Howden Joinery Group PLC(a)	1,379,313	$11,379,020

Office Furnishings (7.91%)
Herman Miller, Inc.	586,664	17,875,652
Knoll, Inc.	1,857,817	21,290,583
		39,166,235

TOTAL CONSUMER, CYCLICAL		50,545,255

Consumer, Non-cyclical (19.46%)
Commercial Services (19.46%)
ABM Industries, Inc.	627,081	21,772,252
Colliers International Group, Inc.	342,009	24,241,598
ISS A/S(a)	2,365,409	30,692,588
Savills PLC(a)	1,817,352	19,576,735
		96,283,173

TOTAL CONSUMER, NON-CYCLICAL		96,283,173

Financial (23.10%)
Diversified Financial Services (5.22%)
Virtus Investment Partners, Inc.	162,003	25,847,579

Real Estate (11.13%)
Cushman & Wakefield PLC(a)	2,609,262	30,580,551
Jones Lang LaSalle, Inc.	217,210	24,514,320
		55,094,871

REITS (6.75%)
Park Hotels & Resorts, Inc.	3,361,868	33,383,349

TOTAL FINANCIAL		114,325,799

Industrial (39.70%)
Building Materials (13.35%)
Curtiss-Wright Corp.	185,174	15,621,279
Forterra PLC(a)	12,994,310	30,402,544
Ibstock PLC(a)	9,636,437	20,049,382
		66,073,205

Electrical Components & Equipment (13.79%)
Acuity Brands, Inc.	219,884	19,600,460
EnerSys	397,852	28,486,203

Semi-Annual Report | October 31, 2020	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2020 (Unaudited)

	Shares	Value (Note 2)
Industrial (continued)
Electrical Components & Equipment (continued)
Littelfuse, Inc.	101,887	$20,167,513
		68,254,176

Electronics (7.58%)
Coherent, Inc.(a)	176,307	22,063,058
Ituran Location and Control, Ltd.	1,092,361	15,456,908
		37,519,966

Machinery-Diversified (2.06%)
Stabilus SA	180,196	10,203,614

Miscellaneous Manufacturing (2.92%)
Carlisle Cos., Inc.	116,484	14,428,873

TOTAL INDUSTRIAL		196,479,834

Technology (6.45%)
Software (6.45%)
ACI Worldwide, Inc.(a)	439,404	12,817,414
Cerence, Inc.(a)	349,553	19,078,603
		31,896,017

TOTAL TECHNOLOGY		31,896,017

TOTAL COMMON STOCKS
(Cost $486,224,493)		489,530,078

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.20%)
Money Market Fund (1.20%)
Invesco Government & Agency Portfolio, Institutional Class	0.010%	5,975,581	5,975,581

TOTAL SHORT TERM INVESTMENTS
(Cost $5,975,581)			5,975,581

TOTAL INVESTMENTS (100.12%)
(Cost $492,200,074)			$495,505,659

Liabilities In Excess Of Other Assets (-0.12%)			(624,532)

NET ASSETS (100.00%)			$494,881,127

(a)	Non-Income Producing Security.

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	17

Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,240,545,634	$495,505,659
Cash	666	156
Foreign currency, at value (Cost $– and $87,920)	–	91,629
Receivable for investments sold	20,071,499	5,729,670
Receivable for shares sold	4,886,449	825,249
Dividends receivable	3,366,896	303,747
Other assets	21,770	12,506
Total assets	1,268,892,914	502,468,616

LIABILITIES:
Payable for investments purchased	22,687,846	5,365,380
Payable for shares redeemed	6,271,214	1,651,475
Payable to adviser	936,833	421,117
Payable for administration fees	70,933	29,859
Payable for transfer agency fees	19,550	18,198
Payable for delegated transfer agent equivalent services fees	86,502	50,043
Payable for professional fees	25,467	17,178
Payable for trustee fees and expenses	36,853	12,394
Payable for principal financial officer fees	2,075	682
Accrued expenses and other liabilities	115,350	21,163
Total liabilities	30,252,623	7,587,489
NET ASSETS	$1,238,640,291	$494,881,127

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$931,074,202	$539,193,641
Total distributable earnings	307,566,089	(44,312,514)
NET ASSETS	$1,238,640,291	$494,881,127

INVESTMENTS, AT COST	$991,894,075	$492,200,074

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

October 31, 2020 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$22.71	$13.29
Net Assets	$498,348,625	$197,367,877
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	21,943,985	14,850,029
Institutional Class:
Net Asset Value, offering and redemption price per share	22.77	13.33
Net Assets	740,291,666	297,513,250
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	32,514,642	22,312,381

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	19

Statements of Operations

For the Six Months Ended October 31, 2020 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$4,376,324	$1,460,404
Foreign taxes withheld	–	(30,076)
Total investment income	4,376,324	1,430,328

EXPENSES:
Investment advisory fees (Note 6)	6,569,815	2,735,958
Administrative fees	210,917	80,493
Transfer agency fees	49,519	47,387
Delegated transfer agent equivalent services fees
Investor Class	16,694	10,540
Institutional Class	232,017	102,232
Professional fees	24,198	15,661
Custodian fees	25,905	28,473
Principal financial officer fees	5,865	2,005
Trustee fees and expenses	39,060	13,001
ReFlow Fees (Note 2)	101,597	–
Other	68,053	37,214
Total expenses before waiver	7,343,640	3,072,964
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(4,377)
Institutional Class	(1,143,238)	(471,680)
Total net expenses	6,200,402	2,596,907
NET INVESTMENT LOSS	(1,824,078)	(1,166,579)

Net realized gain on investments(a)	87,154,657	1,107,160
Net realized gain/(loss) on foreign currency transactions	55,283	(14,797)
Net realized gain	87,209,940	1,092,363
Net change in unrealized appreciation of investments	111,969,714	48,404,682
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	176,076	16,410
Net change in unrealized appreciation	112,145,790	48,421,092
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	199,355,730	49,513,455
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,531,652	$48,346,876

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS:
Net investment income/(loss)	$(1,824,078)	$3,207,527
Net realized gain	87,209,940	52,662,922
Net change in unrealized appreciation/(depreciation)	112,145,790	(90,186,778)
Net increase/(decrease) in net assets resulting from operations	197,531,652	(34,316,329)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total amount of distribution
Investor Class	–	(32,843,455)
Institutional Class(a)	–	(33,490,625)
Net decrease in net assets from distributions	–	(66,334,080)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	27,083,254	181,355,243
Issued to shareholders in reinvestment of distributions	–	28,416,427
Cost of shares redeemed, net of redemption fees	(107,930,329)	(974,172,281)
Institutional Class(a)
Proceeds from sales of shares	102,403,607	970,339,907
Issued to shareholders in reinvestment of distributions	–	31,558,042
Cost of shares redeemed, net of redemption fees	(249,483,391)	(152,367,669)
Net increase/(decrease) from share transactions	(227,926,859)	85,129,669

Net decrease in net assets	(30,395,207)	(15,520,740)

NET ASSETS:
Beginning of year	1,269,035,498	1,284,556,238
End of period	$1,238,640,291	$1,269,035,498

(a)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	21

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
OPERATIONS:
Net investment income/(loss)	$(1,166,579)	$3,643,849
Net realized gain/(loss)	1,092,363	(30,000,442)
Net change in unrealized appreciation/(depreciation)	48,421,092	(118,083,682)
Net increase/(decrease) in net assets resulting from operations	48,346,876	(144,440,275)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total amount of distribution
Investor Class(a)	–	(11,207,675)
Institutional Class(b)	–	(12,648,479)
Net decrease in net assets from distributions	–	(23,856,154)

SHARE TRANSACTIONS (Note 5):
Investor Class(a)
Proceeds from sales of shares	57,240,095	48,105,590
Issued to shareholders in reinvestment of distributions	–	9,756,596
Cost of shares redeemed, net of redemption fees	(29,607,216)	(371,647,565)
Institutional Class(b)
Proceeds from sales of shares	101,659,519	415,146,676
Issued to shareholders in reinvestment of distributions	–	11,957,260
Cost of shares redeemed, net of redemption fees	(83,636,806)	(87,317,255)
Net increase from share transactions	45,655,592	26,001,302

Net increase/(decrease) in net assets	94,002,468	(142,295,127)

NET ASSETS:
Beginning of year	400,878,659	543,173,786
End of period	$494,881,127	$400,878,659

(a)	Prior to April 23, 2019, the Investor class was the initial share class.

(b)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2020 (Unaudited)		For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
$19.50		$21.05	$21.39	$19.30	$17.17	$19.97

(0.05)		0.03	0.08	0.09	0.18	0.20
3.26		(0.53)	1.13	2.35	2.18	(1.51)
3.21		(0.50)	1.21	2.44	2.36	(1.31)

–		0.00 (b)	(0.13)	(0.12)	(0.23)	(0.13)
–		(1.05)	(1.42)	(0.23)	–	(1.36)
–		(1.05)	(1.55)	(0.35)	(0.23)	(1.49)

0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
3.21		(1.55)	(0.34)	2.09	2.13	(2.80)
$22.71		$19.50	$21.05	$21.39	$19.30	$17.17

16.46	%(c)	(3.15%)	6.80%	12.72%	13.85%	(6.49%)

$498,349		$500,309	$1,284,556	$1,314,519	$1,284,669	$1,528,080

1.09	%(d)	1.09%	1.08%	1.08%	1.07%	1.08%
1.09	%(d)	1.09%	1.08%	1.08%	1.07%	1.08%
(0.43	%)(d)	0.12%	0.38%	0.46%	1.01%	1.10%

34	%(c)	80%	73%	50%	49%	85%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2020	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Period May 1, 2020 to October 31, 2020		For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.52		$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.02)		0.09
Net realized and unrealized gain/(loss) on investments	3.27		(0.51)
Total from investment operations	3.25		(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.03)
From net realized gains on investments	–		(1.05)
Total distributions	–		(1.08)

Redemption fees added to paid-in capital	0.00	(b)	0.00	(b)
Increase/(decrease) in net asset value	3.25		(1.50)
NET ASSET VALUE, END OF PERIOD	$22.77		$19.52

Total return	16.65	%(c)	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$740,292		$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.14	%(d)	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85	%(d)	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.18	%)(d)	0.40	%(d)

Portfolio turnover rate	34	%(c)	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2020 (Unaudited)		For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
$12.01		$17.31	$19.52	$20.16	$16.58	$18.61

(0.04)		0.12	0.10	0.02	0.03	0.10
1.32		(4.57)	0.38	0.59	3.61	(1.05)
1.28		(4.45)	0.48	0.61	3.64	(0.95)

–		(0.08)	(0.12)	(0.03)	(0.06)	(0.06)
–		(0.77)	(2.57)	(1.22)	–	(1.02)
–		(0.85)	(2.69)	(1.25)	(0.06)	(1.08)

0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
1.28		(5.30)	(2.21)	(0.64)	3.58	(2.03)
$13.29		$12.01	$17.31	$19.52	$20.16	$16.58

10.66	%(c)	(27.28%)	4.76%	3.08%	21.97%	(5.04%)

$197,368		$153,249	$543,174	$1,196,558	$1,255,606	$1,147,007

1.26	%(d)	1.26%	1.27%	1.24%	1.25%	1.25%
1.25	%(d)	1.25%	1.25%	1.24%	1.25%	1.25%
(0.65	%)(d)	0.75%	0.54%	0.08%	0.18%	0.61%

38	%(c)	102%	68%	68%	52%	80%

Semi-Annual Report | October 31, 2020	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Period May 1, 2020 to October 31, 2020		For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$12.03		$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.03)		0.12
Net realized and unrealized gain/(loss) on investments	1.33		(4.41)
Total from investment operations	1.30		(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.09)
From net realized gains on investments	–		(0.77)
Total distributions	–		(0.86)

Redemption fees added to paid-in capital	0.00	(b)	0.00	(b)
Increase/(decrease) in net asset value	1.30		(5.15)
NET ASSET VALUE, END OF PERIOD	$13.33		$12.03

Total return	10.81	%(c)	(26.56	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$297,513		$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.31	%(d)	1.32	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00	%(d)	1.00	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.40	%)(d)	0.76	%(d)

Portfolio turnover rate	38	%(c)	102	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Semi-Annual Report | October 31, 2020	31

Notes to Financial Statements

October 31, 2020 (Unaudited)

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of October 31, 2020:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,239,220,438	$–	$–	$1,239,220,438
Short Term Investments	1,325,196	–	–	1,325,196
TOTAL	$1,240,545,634	$–	$–	$1,240,545,634

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$489,530,078	$–	$–	$489,530,078
Short Term Investments	5,975,581	–	–	5,975,581
TOTAL	$495,505,659	$–	$–	$495,505,659

(a)	For detailed descriptions, see the accompanying Statements of Investments.

32	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2020 (Unaudited)

For the six months ended October 31, 2020, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the six months ended October 31, 2020, only the Vulcan Value Partner Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to

Semi-Annual Report | October 31, 2020	33

Notes to Financial Statements

October 31, 2020 (Unaudited)

Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

34	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2020 (Unaudited)

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$277,135,572	$42,960,756
Gross depreciation (excess of tax cost over value)	(52,202,083)	(55,041,446)
Net unrealized appreciation	$224,933,489	$(12,080,690)
Cost of investments for income tax purposes	$1,015,612,145	$507,586,350

Semi-Annual Report | October 31, 2020	35

Notes to Financial Statements

October 31, 2020 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain
2020
Vulcan Value Partners Fund	$27,684,241	$38,649,839
Vulcan Value Partners Small Cap Fund	9,335,803	14,520,351

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2020.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the six months ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$424,716,431	$633,729,945
Vulcan Value Partners Small Cap Fund	229,154,137	169,992,565

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to May 14, 2020, shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Effective May 14, 2020, the Funds will no longer impose a redemption fee. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $64,738 and $53,717, respectively, for the year ended April 30, 2020.

36	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2020 (Unaudited)

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
Shares Sold
Investor Class	1,234,470	8,592,593
Institutional Class	4,498,292	45,052,843
Shares Issued in Reinvestment of Dividends
Investor Class	–	1,225,786
Institutional Class	–	1,358,666
Less Shares Redeemed
Investor Class	(4,953,719)	(45,177,914)
Institutional Class	(11,362,187)	(7,032,973)
Net Increase/(Decrease)	(10,583,144)	4,019,001

Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2020 (Unaudited)	For the Year Ended April 30, 2020
Shares Sold
Investor Class	4,422,675	3,210,869
Institutional Class	8,145,103	25,839,809
Shares Issued in Reinvestment of Dividends
Investor Class	–	550,493
Institutional Class	–	673,056
Less Shares Redeemed
Investor Class	(2,334,433)	(22,380,086)
Institutional Class	(6,413,827)	(5,931,759)
Net Increase	3,819,518	1,962,382

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

Semi-Annual Report | October 31, 2020	37

Notes to Financial Statements

October 31, 2020 (Unaudited)

The Adviser has contractually agreed to limit the Vulcan Value Partners Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

The Adviser has contractually agreed to limit the Vulcan Value Partners Small Cap Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

These agreements (the “Expense Agreements”) are in effect from September 1, 2020 through August 31, 2021. The prior Expense Agreements were in effect from September 1, 2019 through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreements to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Funds’ Board.

For the six months ended October 31, 2020, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(1,143,238)	–
Vulcan Value Partners Small Cap Fund
Investor	(4,377)	–
Institutional	(471,680)	–

As of October 31, 2020, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2021	Expires 2022	Expires 2023	Expires 2024	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–	$–
Institutional	–	–	1,571,670	1,143,238	2,714,908
Vulcan Value Partners Small Cap Fund
Investor	–	83,103	43,468	4,377	130,948
Institutional	–	–	594,605	471,680	1,066,285

38	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2020 (Unaudited)

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2020 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

Semi-Annual Report | October 31, 2020	39

Notes to Financial Statements

October 31, 2020 (Unaudited)

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

40	www.vulcanvaluepartners.com

Additional Information

October 31, 2020 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2020	41

Privacy Policy

October 31, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
	•	open an account
	•	provide account information or give us your contact information
	•	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

42	www.vulcanvaluepartners.com

Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2020	43

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a prospectus.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 7, 2021

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 7, 2021